SEMIANNUAL REPORT TO

                                                       SHAREHOLDERS FOR THE YEAR

                                                             ENDED JUNE 30, 2000



Kemper Variable Series



                                                   [LOGO] KEMPER VARIABLE SERIES

SIDE INFORMATION READS:

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Contents
--------------------------------------------------------------------------------

     3   Economic Overview

Management Summary, Performance Update, Portfolio Of Investments, Financial Statements, Financial Highlights For:

     6   Kemper Money Market Portfolio

    10   Kemper Government Securities Portfolio

    15   Kemper Investment Grade Bond Portfolio

    20   Kemper High Yield Portfolio

    29   Kemper Total Return Portfolio

    36   Kemper Blue Chip Portfolio

    41   Kemper Growth Portfolio

    46   Kemper Aggressive Growth Portfolio

    51   Kemper Horizon 20+ Portfolio

    61   Kemper Horizon 10+ Portfolio

    71   Kemper Horizon 5 Portfolio

    81   Kemper Small Cap Growth Portfolio

    87   Kemper Technology Growth Portfolio

    92   Kemper Value+Growth Portfolio

    98   Kemper Contrarian Value Portfolio

   103 KVS Dreman High Return Equity Portfolio (formerly Kemper-Dreman High Return Equity Portfolio)

   108   KVS Focused Large Cap Growth Portfolio

   113   KVS Growth And Income Portfolio

   119   KVS Growth Opportunities Portfolio

   124   KVS Index 500 Portfolio (formerly Kemper Index 500 Portfolio)

   134   Kemper Small Cap Value Portfolio

   142 KVS Dreman Financial Services Portfolio (formerly Kemper-Dreman Financial Services Portfolio)

   147   Kemper Strategic Income Portfolio (formerly Kemper Global Income
         Portfolio)

   152   Kemper Global Blue Chip Portfolio

   159 Kemper New Europe Portfolio (formerly Kemper International Growth and Income Portfolio)

   166   Kemper International Portfolio

   174   Notes To Financial Statements


The opinions and forecasts expressed are those of the portfolio managers as of June 30, 2000, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any specific security.

                           2 | Kemper Variable Series

Economic Overview
--------------------------------------------------------------------------------

Dear Contract Holder:

        When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right: Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

        Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

        It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

        Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

        So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

         Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not

                           Kemper Variable Series | 3

--------------------------------------------------------------------------------
Economic Guideposts
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

         The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

Now (6/30/00)      6.1             9.5           3.1           0.7           14.1           5.9            2.3
6 months ago       6.3             8.5           2.6           0.5            7.3           4.2            2.2
1 year ago         5.9             7.75          2.1          -1.8            4.3           2.9            2.3
2 years ago        5.5             8.5           1.7           9.0           12.7           5.2            2.6

-------------------------------------------------------------------------------------------------------------------
                  10-year      Prime rate^2    Inflation     The U.S.    Capital goods   Industrial      Employment
               Treasury rate^1                  rate3^*      dollar^4       orders^5*    production^5*    growth^6
-------------------------------------------------------------------------------------------------------------------

^1 Falling interest rates in recent years have been a big plus for financial assets.

^2       The interest rate that commercial lenders charge their best borrowers.

^3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

^4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

^5       These influence corporate profits and equity performance.

^6       An influence on family income and retail sales.


*        Data as of May 31, 2000.

Source: Economics Department, Scudder Kemper Investments, Inc.
--------------------------------------------------------------------------------

necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between 2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

        A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that

                           4 | Kemper Variable Series
the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

        Another battle the Fed must win before is succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

        So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high-tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Maureen F. Allyn
Managing Director,
Scudder Kemper Investments, Inc.

June 29, 2000


The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Scudder Kemper Investments, Inc. as of June 29, 2000, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Variable Series prospectus, talk to your financial representative. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                           Kemper Variable Series | 5

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Kemper Money Market Portfolio

During the first six months of fiscal year 2000, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. The buyback has helped support long-term bond prices even as the Fed has tightened short-term credit. The result has been an inversion of the yield curve.

Between December 31, 1999, and June 30, 2000, yields for three-month Treasury bills rose 54 basis points (0.54 percent) while yields for long-term bonds fell 58 basis points (0.58 percent). At mid-year, three-month Treasury bills yielded
5.86 percent, only 4 basis points less than 30-year Treasury bonds.

To maintain maximum portfolio flexibility, we kept average maturity in the 20- to 30-day range during the first half of fiscal 2000. In the coming months, we expect to continue to keep the funds' average maturity relatively short, given mixed signals about the strength of the U.S. economy and the lack of additional yield for securities maturing in more than a month.

We think the jury is still out on whether there will continue to be a downdraft in economic growth or whether recent numbers were a statistical aberration. There is not enough hard evidence that the Fed won't have to tighten again. Inflation could continue to move up.

Frank J. Rachwalski, Jr.
Lead Portfolio Manager


An investment in the Kemper Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

                         6 | Kemper Variable Series --
                             Money Market Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Money Market Portfolio
                                                  Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 4.0%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $8,938,824 on 7/03/2000***                                 -----------
    (Cost $8,934,000) ..........................    8,934,000    8,934,000
                                                               -----------
--------------------------------------------------------------------------------
Short-Term Obligations 11.7%
--------------------------------------------------------------------------------

 Bank One, 6.65%,11/6/2000 .....................    5,000,000    4,999,887
 Golman Prom, 6.13%, 12/20/2000 ................   10,000,000   10,000,000
 Heller Financial, 6.49%, 7/7/2000**............    3,000,000    3,000,056
 SMM Trust, 6.40%, 9/13/2000 ...................    8,000,000    8,000,000

--------------------------------------------------------------------------------
Total Short-Term Obligations (Cost $25,999,943)                 25,999,943
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Certificates of Deposit 20.5%
--------------------------------------------------------------------------------

 Allfirst Bank, 6.85%, 9/7/2000 ................    3,000,000    2,999,782
 Amex Centurian Bank, 6.62%-6.63%,
    6/5/2000-6/19/2000 .........................    7,500,000    7,499,310
 Bank of America, 6.67%, 3/22/2001 .............    5,000,000    5,000,000
 Comerica, Inc. MTN, 6.59%,
    1/12/2001 ..................................    2,500,000    2,499,475
 Dresdner Bank of New York, 6.62%,
    7/24/2000 ..................................    3,000,000    2,999,927
 First Union National Bank, 6.68%,
    3/2/2001 ...................................    2,500,000    2,500,000
 Harris Trust & Savings Bank, 6.58%,
    6/12/2001 ..................................    5,000,000    4,998,104
 Key Bank, 6.76%, 5/25/2001.....................    5,000,000    4,998,381
 Mellon Bank, 6.82%, 8/30/2000 .................    3,000,000    2,999,852
 J.P. Morgan, 6.65%, 7/3/2000 ..................    3,000,000    3,000,000
 National City Bank of Kentucky, 6.35%,
    7/7/2000 ...................................    3,000,000    3,000,052
 Skandinavia Enskilda Banken, 6.63%,
    7/24/2000 ..................................    3,000,000    2,999,944

--------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $45,494,827)                45,494,827
--------------------------------------------------------------------------------



                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper 63.8%
--------------------------------------------------------------------------------

 Associates Corporation, 6.77%,
    6/15/2001 ................................     5,000,000     5,000,000
 Bavaria Universal Funding, 6.33%,
    7/25/2000* ...............................    10,000,000     9,958,466
 CIT Group Holdings, Inc.,
    6.61%-6.64%, 3/27/2001-5/9/2001 10,000,000     9,995,365
 Caterpillar Finance, 6.72%, 8/14/2000 .......     3,000,000     2,999,926
 Comerica Bank, 6.56%, 2/14/2001 .............     2,500,000     2,499,003
 Countrywide Home Loan, 6.72%,
    5/21/2001 ................................    10,000,000    10,000,000
 Ford Motor Credit, 6.77%, 10/2/2000 .........     5,000,000     4,998,759
 Forrestal Funding, 6.69% 7/17/2000* .........    10,000,000     9,970,578
 GTE Corp., 6.66% 7/11/2000* .................    10,000,000     9,981,667
 Galaxy Funding, 6.92% 12/17/2000* ...........    10,000,000     9,704,083
 Heller Financial, Inc., 6.25%,
    3/1/2001 .................................     1,050,000     1,045,676
 Moat Funding, LLC, 6.67%-6.78%,
    7/28/00-10/2/2000* .......................    10,000,000     9,889,225
 Norwest Financial, Inc., 6.64%,
    9/7/2000 .................................     3,000,000     2,999,677
 Park Avenue Receivables, 6.6%,
    7/12/2000* ...............................     9,093,000     9,074,774
 Pemex Capital, Inc., 6.49%,
    9/21/2000* ...............................     1,994,000     1,965,432
 Preferred Receivable Fund, 6.63%,
    7/7/2000* ................................     2,613,000     2,610,134
 Scaldis Capital, LLC, 6.60%,
    7/12/2000* ...............................    10,000,000     9,979,956
 Sheffield Receivables Corp., 6.62%,
    7/3/2000* ................................     5,000,000     4,998,172
 Surrey Funding Corp., 6.63%,
    7/12/2000* ...............................    10,000,000     9,979,833
 Sweetwater Capital Corp., 6.62%,
    7/13/2000* ...............................     9,197,000     9,176,797
 Thunder Bay Funding, Inc., 6.63%,
    7/13/2000* ...............................     5,000,000     4,989,033

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $141,816,556)                     141,816,556
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $222,245,326) (a)                                     222,245,326
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Money Market Portfolio of Investments
--------------------------------------------------------------------------------

*        Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of June 30, 2000.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      The cost for federal income tax purposes was $222,245,326.

    The accompanying notes are an integral part of the financial statements.

                         Kemper Variable Series -- | 7
                         Money Market Portfolio

Financial Statements
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $222,245,326) ......................   $ 222,245,326
Interest receivable ..........................................................         674,074
Other assets .................................................................           1,000
                                                                                 -------------
Total assets .................................................................     222,920,400

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................           9,782
Dividends payable ............................................................         490,571
Payable for Portfolio shares redeemed ........................................       9,182,428
Accrued management fee .......................................................          81,490
Other accrued expenses and payables ..........................................          49,110
                                                                                 -------------
Total liabilities ............................................................       9,813,381
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 213,107,019
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------

Net assets consist of:
Paid-in capital ..............................................................   $ 213,107,019
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 213,107,019
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($213,107,019 / 213,104,862
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized)......................................................   $       1.000
                                                                                 -------------


----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $   7,059,781
                                                                                 -------------
Expenses:
Management fee ...............................................................         563,917
Custodian fees ...............................................................          10,344
Auditing .....................................................................          27,897
Legal ........................................................................           6,750
Trustees' fees and expenses ..................................................          13,579
Reports to shareholders ......................................................          24,591
Registration fees ............................................................          13,357
Other ........................................................................           5,208
                                                                                 -------------
Total expenses, before expense reductions ....................................         665,262
Expense reductions ...........................................................            (381)
                                                                                 -------------
Total expenses, after expense reductions .....................................         665,262
----------------------------------------------------------------------------------------------
Net investment income                                                                6,394,519
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $ 6,394,519
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         8 | Kemper Variable Series --
                             Money Market Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          Six Months
                                                                        Ended June 30,      Year Ended
                                                                             2000          December 31,
Increase (Decrease) in Net Assets                                        (Unaudited)           1999
--------------------------------------------------------------------------------------------------------

Operations:
Net investment income .................................................   $   6,394,519    $  15,469,031
                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......       6,394,519       15,469,031
Distributions to shareholders from:
Net investment income .................................................      (6,394,519)     (15,469,031)
                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................     591,798,877      538,375,861
Reinvestment of distributions .........................................       6,488,686        8,886,458
Cost of shares redeemed ...............................................    (616,279,811)    (468,093,052)
                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions     (17,992,248)      79,169,267
                                                                          -------------    -------------
Increase (decrease) in net assets .....................................     (17,992,248)      79,169,267
Net assets at beginning of period .....................................     231,099,267      151,930,000
                                                                          -------------    -------------
Net assets at end of period ...........................................   $ 213,107,019    $ 231,099,267
                                                                          -------------    -------------

Other Information
--------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................     231,099,569      151,930,000
                                                                          -------------    -------------
Shares sold ...........................................................     591,796,419      538,376,563
Shares issued to shareholders in reinvestment of distributions ........       6,488,686        8,886,458
Shares redeemed .......................................................    (616,279,812)    (468,093,452)
                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................     (17,994,707)      79,169,569
                                                                          -------------    -------------
Shares outstanding at end of period ...................................     213,104,862      231,099,569
                                                                          -------------    -------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                             2000(a)         1999          1998           1997           1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $1.000         1.000          1.000          1.000         1.000       1.000
                                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  .028          .050           .050           .050          .050        .060
                                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .028          .050           .050           .050          .050        .060
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 (.028)        (.050)         (.050)         (.050)        (.050)      (.060)
                                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.028)        (.050)         (.050)         (.050)        (.050)      (.060)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.000         1.000          1.000          1.000         1.000       1.000
                                                    --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                       2.87**        4.84           5.15           5.25          5.03        5.66(b)
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             213,107       231,099        151,930        100,143        70,601      61,078
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .59*          .54            .54            .55           .60         .55
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .59*          .54            .54            .55           .60         .55
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              5.67*         8.42           5.02           5.14          4.90        5.52
------------------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b) The total return for 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 5.11%

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                         Kemper Variable Series -- | 9
                         Money Market Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Government Securities Portfolio

The first six months of the year was a rewarding time for government bond investors. Despite Federal Reserve monetary tightening and increased bond market volatility, government securities provided positive returns for the first six months of fiscal year 2000.

During the period, strong economic growth prompted the Federal Reserve Board to raise its short-term interest-rate target three times by a total of 100 basis points (1 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. The buyback has helped support long-term bond prices even as the Fed has tightened short-term credit. The result has been an inversion of the yield curve.

Between December 31, 1999, and June 30, 2000, yields for two-year Treasuries rose 12 basis points (0.12 percent) while yields for long-term bonds fell 58 basis points (0.58 percent). At mid-year, two-year Treasury notes yielded 6.36 percent, 46 basis points more than 30-year Treasury bonds.

This past spring, spreads (the difference in interest rates between Treasuries and non-Treasury debt) narrowed and long-term bond prices continued to rise in response to economic indicators that suggest the Fed's efforts to slow U.S. economic growth have been working. The data has been market friendly. We're in a very balanced environment. Jobless claims have consistently been higher than expectations. This has offset other signs such as rising gasoline prices that suggest the potential for rising inflation. Yields have been coming down since mid-May.

The dual dynamic of the Fed's attempt to keep inflation in check and an overall reduction in bond supply may dictate what happens in the second half. While a substantial increase in rates seems unlikely given the inflation numbers we've seen so far, that could easily change if U.S. economic growth doesn't slow from the current 5.5 percent pace (as measured by Gross Domestic Product).

Richard L. Vandenberg
Lead Portfolio Manager
f

Accumulation units are neither insured nor guaranteed by the U.S. government.

                10 | Kemper Variable Series --
                     Kemper Government Securities Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Government Securities Portfolio

                                         Principal
                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Obligations 3.6%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 6.57%,                      ----------
    7/1/2000* (Cost $4,998,175) .....    5,000,000    4,998,175
                                                     ----------

--------------------------------------------------------------------------------
Government & Agency Obligations 81.8%
--------------------------------------------------------------------------------

 Government National Mortgage
 Association 63.8%

 Pass-through Certificates
 6.5%, 2024-2029 (b) ................   32,111,218   30,453,759
 7%, 2022-2030 (b) ..................   27,545,972   26,709,712
 7.5%, 2013-2030 ....................   14,681,597   14,603,873
 8%, 2016-2030 (b) ..................    9,703,189    9,818,174
 8.5%, 2016-2027 (b) ................    4,402,406    4,505,766
 9%, 2016-2027 (b) ..................    1,837,341    1,899,351
 9.5%, 2013-2022 ....................      241,770      252,650
 10%, 2016 ..........................      170,902      188,153
                                                     ----------
                                                     88,431,438
                                                     ----------
 U.S. Treasury Securities 10.0%
 Bonds
 8%, 2021 ...........................    5,150,000    6,225,887
 10.375%, 2009 ......................    5,000,000    5,725,800
 12.5%, 2014 ........................    1,300,000    1,842,542
                                                     ----------
                                                     13,794,229
                                                     ----------
 Federal Home Loan Mortgage
 Corporation 4.4%

 Pass-through Certificates
 6.5%, 2029 .........................       70,975       67,038
 7%, 2024-2030 ......................    3,272,520    3,176,617
 7.5%, 2029 .........................      859,825      847,868
 8.5%, 2030 (b) .....................    2,000,000    2,040,000
                                                     ----------
                                                      6,131,523
                                                     ----------
 Federal Housing Authority 0.3%

 Pass-through Certificates
 7.5%, 2022 .........................       15,135       15,083
 8%, 2017-2022 ......................      460,018      467,062
 8.5%, 2026 .........................       20,759       21,265
                                                     ----------
                                                        503,410
                                                     ----------
 Federal National Mortgage
 Association 2.5%

 Pass-through Certificates
 6%, 2028-2029 ......................    1,577,351    1,441,551
 6.5%, 2028-2030 ....................      158,516      149,400
 7%, 2013-2029 ......................    1,372,136    1,334,485
 7.5%, 2025 .........................      201,483      199,280
 8%, 2024 ...........................      268,205      269,463
                                                     ----------
                                                      3,394,179
                                                     ----------

                                            Principal
                                           Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Canadian Provincial Obligations 0.8%
 Province of Ontario, 7.625%, 2004 ..       500,000       508,000
 Province of Quebec, 8.625%, 2005 ...       500,000       526,875
                                                       ----------
                                                        1,034,875
                                                       ----------

--------------------------------------------------------------------------------
Total Government & Agency Obligations
   (Cost $115,317,078) (c)                           113,289,654
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Obligations 14.6%
--------------------------------------------------------------------------------

 American Express Master Trust,
    7.6%, 2002 ......................     2,500,000     2,507,800
 Chemical Master Trust, 5.55%, 2003..     2,500,000     2,475,775
 Equitable Life, 6.95%, 2005 ........       500,000       490,765
 Federal Home Loan Bank,
    6.25%, 2004 .....................     4,100,000     3,978,271
 Federal Home Loan Mortgage Corp.,
    5.75%, 2015 .....................     1,000,000       910,780
 Federal National Mortgage
    Association, 6.375%-7.25%,
    2009-2010 .......................     8,700,000     8,448,744
 Ford Motor Credit, 8%, 2002 ........       500,000       504,355
 Sears Roebuck Acceptance Corp.,
    6.75%, 2005 .....................       500,000       476,705
 Southwestern Bell Telephone,
    6.625%, 2005 ....................       500,000       482,325

--------------------------------------------------------------------------------
Total Corporate Obligations (Cost $20,847,898)         20,275,520
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $141,163,151)(a)                             138,563,349
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                  Kemper Variable Series --  | 11
                     Kemper Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Kemper Government Securities Portfolio of Investments
--------------------------------------------------------------------------------

*        Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $141,163,151. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $2,599,802. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $763,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,363,435.

(b)      When-issued or forward delivery pools.

(c) At June 30, 2000 these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

-----------------------------------------------------------------------------------------------------------------------------

   At June 30, 2000, open futures contracts sold short were as follows:

                                                                                                   Unrealized
                                                                     Aggregate                    Appreciation
    Futures                            Contracts  Expiration Date  Face Value ($)   Value ($)  (Depreciation) ($)
                                       ---------  ---------------  --------------   ---------  ------------------
    10 Year U.S. Treasury Note .......     7      August 19, 2000      681,286       689,391         (8,105)
    U.S. Long Bond ...................    53      August 19, 2000    5,088,977     5,159,219        (70,242)

   At June 30, 2000, long open futures contracts were as follows:

    5 Year U.S. Treasury Note ........    26      August 19, 2000    2,554,453     2,574,406         19,953

                                                                                                   ---------
    Total net unrealized appreciation (depreciation) on open futures contracts .............        (58,394)
                                                                                                   ---------

-----------------------------------------------------------------------------------------------------------------------------

The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. A separate investment in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.

                12 | Kemper Variable Series --
                     Kemper Government Securities Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $141,163,151) ......................   $ 138,563,349
Cash .........................................................................          43,892
Interest receivable ..........................................................       1,127,110
Receivable for daily variation margin on open futures contracts ..............          17,110
                                                                                 -------------
Total assets .................................................................     139,751,461

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       2,500,873
Payable for Portfolio shares redeemed ........................................          64,752
Accrued management fee .......................................................          62,815
Other accrued expenses and payables ..........................................          33,845
                                                                                 -------------
Total liabilities ............................................................       2,662,285
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 137,089,176
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $   3,233,286
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................      (2,599,802)
   Futures ...................................................................         (58,394)
Accumulated net realized gain (loss) .........................................      (6,261,699)
Paid-in capital ..............................................................     142,775,785
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 137,089,176
----------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($137,089,176 / 122,374,217
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized)......................................................   $       1.120
                                                                                 -------------

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $   5,057,780
                                                                                 -------------
Expenses:
Management fee ...............................................................         379,472
Custodian fees ...............................................................           5,124
Auditing .....................................................................          17,429
Legal ........................................................................           2,253
Trustees' fees and expenses ..................................................           6,032
Reports to shareholders ......................................................          12,833
Registration fees ............................................................             291
Other ........................................................................           3,517
                                                                                 -------------
Total expenses, before expense reductions ....................................         426,951
Expense reductions ...........................................................            (278)
                                                                                 -------------
Total expenses, after expense reductions .....................................         426,673
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         4,631,107
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................        (959,940)
Futures ......................................................................        (197,270)
Written options ..............................................................         (16,682)
                                                                                 -------------
                                                                                    (1,173,892)
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       1,978,350
Futures ......................................................................        (129,412)
                                                                                 -------------
                                                                                     1,848,938
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                             675,046
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   5,306,153
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                     Kemper Variable Series -- | 13
                     Kemper Government Securities Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................  $    4,631,107   $    8,411,814
Net realized gain (loss) on investment transactions ......................................      (1,173,892)      (1,826,548)
Net unrealized appreciation (depreciation) on investment transactions during the period ..       1,848,938       (5,845,961)
                                                                                            ---------------- ----------------
Net increase (decrease) in net assets resulting from operations ..........................       5,306,153          739,305
                                                                                            ---------------- ----------------
Distributions to shareholders from:
Net investment income ....................................................................      (9,438,853)      (6,578,763)
                                                                                            ---------------- ----------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      12,699,615       71,054,426
Reinvestment of distributions ............................................................       9,438,853        6,578,763
Cost of shares redeemed ..................................................................     (27,305,539)     (48,615,628)
                                                                                            ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      (5,167,071)      29,017,561
                                                                                            ---------------- ----------------
Increase (decrease) in net assets ........................................................      (9,299,771)      23,178,103
Net assets at beginning of period ........................................................     146,388,947      123,210,844

Net assets at end of period (including undistributed net investment income of $3,233,286    ---------------  ----------------
   and $8,041,032, respectively) .........................................................  $  137,089,176   $  146,388,947
                                                                                            ---------------- ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     126,625,276      101,983,052
                                                                                            ---------------- ----------------
Shares sold ..............................................................................      15,000,121       60,485,588
Shares issued to shareholders in reinvestment of distributions ...........................       8,579,758        5,674,233
Shares redeemed ..........................................................................     (27,830,938)     (41,517,597)
                                                                                            ---------------- ----------------
Net increase (decrease) in Portfolio shares ..............................................      (4,251,059)      24,642,224
                                                                                            ---------------- ----------------
Shares outstanding at end of period ......................................................     122,374,217      126,625,276
                                                                                            ---------------- ----------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                              2000(a)    1999     1998     1997     1996      1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $1.156    1.208     1.207    1.207    1.269    1.142
                                                                     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .037(b)  .072(b)   .062     .084     .085     .084
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions     .007    (.064)     .019     .016    (.057)    .123
                                                                     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .044     .008      .081     .100     .028     .207
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (.080)   (.060)    (.080)   (.100)   (.090)   (.080)
                                                                     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.080)   (.060)    (.080)   (.100)   (.090)   (.080)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $1.120    1.156     1.208    1.207    1.207    1.269
                                                                     --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                       3.92**    .68      7.03     8.96     2.56    18.98
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                             137,089  146,389   123,211   86,682   84,314   95,185
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .61*     .63       .65      .64      .66      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .61*     .63       .65      .64      .66      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              6.65*    6.13      6.27     7.12     7.09     7.08
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             151*     150       142      179      325      275
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).
(b)      Based on monthly average shares outstanding during the period.
*        Annualized
**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                14 | Kemper Variable Series --
                     Kemper Government Securities Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Kemper Investment Grade Bond Portfolio

The six-month period ended June 30, 2000 was a volatile time for investment grade bonds as the Federal Reserve Board raised its short-term interest rate target to 6.50% and the U.S. economy began showing signs of a slowdown in growth.

We began the calendar year underweighted in long-term Treasuries and other government securities such as mortgages. When the corporate bond market fell sharply in January, our strong positioning in corporate bonds hurt portfolio performance. By late spring, however, corporate bonds began to rebound and the portfolio's results improved.

Since January, normal relationships between Treasury bonds of different maturities have been obscured. Usually, 30-year bonds provide more yield than securities maturing in 10 years or less, since they involve more interest-rate risk. However, this past winter, the yield curve inverted after the Treasury announced plans to reduce auctions and buy back debt. Also, the difference in interest rates between high-quality, long-term corporate bonds and comparable-maturity Treasury bonds widened to over 200 basis points (2.0 percent).

As spreads grew larger, we upgraded the average quality of the fund's corporate bond portfolio. We also added more Treasuries in the spring during periods of market weakness. We were mindful of the fact that the Fed was on the move, and we sought to maximize the fund's flexibility to respond to dynamic market conditions without taking undue risk.

Looking ahead, we believe the bond market may remain somewhat unsettled for the balance of fiscal year 2000. We believe the Fed can effectively control inflation and that the U.S. economy will continue to cool. Compared to the start of the year, we now have a portfolio with a higher degree of liquidity and diversification that we believe has the potential to offer attractive risk-adjusted returns.

Robert S. Cessine
Lead Portfolio Manager

                                     Kemper Variable Series | 15
                     Kemper Investment Grade Bond Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Investment Grade Bond Portfolio

                                           Principal
                                           Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $851,468 on 7/3/2000**                              -----------
    (Cost $851,000) ....................      851,000      851,000
                                                        -----------

--------------------------------------------------------------------------------
Commercial Paper 2.9%
--------------------------------------------------------------------------------

 Goldman Sachs, 6.75%, 7/7/2000 ........    1,000,000      998,875
 Sara Lee Corp., 6.74%, 7/6/2000 .......    1,000,000      999,064
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,997,939)                 1,997,939
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Obligations 3.7%
--------------------------------------------------------------------------------

 Federal Home Loan Bank Discount
    Note, 6.44%, 7/10/2000*                             -----------
    (Cost $2,495,975) ..................    2,500,000    2,495,975
                                                        -----------

--------------------------------------------------------------------------------
U.S. Government & Agencies 44.8%
--------------------------------------------------------------------------------

 Federal National Mortgage Association:
    5.125%, 2/13/2004 ..................      875,000      821,266
    7.125%, 2/15/2005 ..................      675,000      677,741
    6%, 5/15/2008 ......................    4,750,000    4,429,708
 U.S. Treasury Bond:
    6.125%, 8/15/2029 ..................    5,660,000    5,716,600
    6.5%, 2/15/2010 ....................    1,500,000    1,551,330
    6.25%, 5/15/2030 ...................    3,185,000    3,341,766
 U.S. Treasury Note:
    6.625%, 5/31/2002...................    8,500,000    8,531,875
    6.75%, 5/15/2005....................    5,425,000    5,551,294

--------------------------------------------------------------------------------
Total U.S. Government & Agencies
   (Cost $30,806,111)                                   30,621,580
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds 1.6%
--------------------------------------------------------------------------------

 Den Danske Bank, 6.375%,
    6/15/2008 ..........................      175,000      169,309
 Province of Quebec, 8.625%,
    1/19/2005 ..........................      750,000      790,313
 Royal Caribbean Cruises, Ltd.,
    8.25%, 4/1/2005 ....................      120,000      114,785

--------------------------------------------------------------------------------
Total Foreign Bonds
   (Cost $1,136,723)                                     1,074,407
--------------------------------------------------------------------------------

                                         Principal
                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 45.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.7%
 Dillards, Inc., 6.17%, 8/1/2001 ......     500,000     478,890
 Federated Department Stores, 8.5%,
    6/15/2003 .........................   1,000,000   1,009,170
 MGM Grand Inc., 9.75%, 6/1/2007 ......     300,000     304,500
 May Department Stores Co., 6.875%,
    11/1/2005 .........................      50,000      48,738
 Park Place Entertainment, Inc.,
    8.5%, 11/15/2006 ..................     200,000     196,518
 Target Corp., 7.5%, 2/15/2005 ........     750,000     761,880
 Tricon Global Restaurants, 7.65%,
    5/15/2008 .........................     450,000     404,199
                                                      ---------
                                                      3,203,895
                                                      ---------
 Consumer Staples 2.3%
 Bass North America Inc., 6.625%,
    3/1/2003 ..........................   1,000,000     975,880
 Safeway Inc., 7.25%, 9/15/2004 .......     625,000     614,787
                                                      ---------
                                                      1,590,667
                                                      ---------
 Communications 5.5%
 Deutsch Telekom International Finance,
    7.75%, 6/15/2005 ..................     625,000     623,912
 Intermedia Communications, Inc.,
    8.875%, 11/1/2007 .................     750,000     693,750
 Level 3 Communications Inc., 9.125%,
    5/1/2008 ..........................     750,000     673,125
 Nextel Communications, 9.375%,
    11/15/2009 ........................     500,000     482,500
 Qwest Communications
    International, 7.5%, 11/1/2008 ....     650,000     622,056
 Sprint Capital Corp., 6.125%,
    11/15/2008 ........................     700,000     623,959
                                                      ---------
                                                      3,719,302
                                                      ---------
 Financial 13.2%
 ABN AMRO, 8.25%, 8/1/2009 ............     100,000     100,206
 Bank of America Corp., 7.8%,
    2/15/2010 .........................     650,000     646,672
 BankBoston NA, 6.375%, 4/15/2008 .....     400,000     364,456
 Bell Atlantic Financial Services,
    7.6%, 3/15/2007 ...................     500,000     498,980
 Capital One Bank, 8.25%, 6/15/2005 ...     450,000     447,633
 Chase Manhattan Corp., 5.75%,
    4/15/2004 .........................   1,000,000     941,160
 Firststar Bank, 7.125%, 12/1/2009 ....     300,000     284,646
 Ford Motor Credit Co., 7.375%,
    10/28/2009 ........................   1,050,000   1,015,634
 General Electric Capital Corp., 7%,
    2/3/2003 ..........................     750,000     746,738


    The accompanying notes are an integral part of the financial statements.

                16 | Kemper Variable Series
                     Kemper Investment Grade Bond Portfolio

                                         Principal
                                         Amount ($)   Value ($)
--------------------------------------------------------------------------------

 General Motors Acceptance Corp.,
    6.15%, 4/5/2007 ..................     300,000     276,207
 Goldman Sachs Group, Inc., 7.8%,
    1/28/2010 ........................     650,000     643,292
 Merrill Lynch & Co., Inc., 6%,
    2/17/2009 ........................     825,000     735,628
 National Westminster Bank, 7.375%,
    10/1/2009 ........................     300,000     291,567
 PNC Funding Corp., 7%, 9/1/2004 .....     400,000     387,964
 Prudential Insurance Co., 6.375%,
    7/23/2006 ........................   1,000,000     922,400
 Wells Fargo & Company, 7.55%,
    6/21/2010 ........................     700,000     697,669
                                                     ---------
                                                     9,000,852
                                                     ---------
 Media 7.2%
 AMFM, Inc., 8%, 11/1/2008 ...........     750,000     752,812
 AT&T Corp.-- Liberty Media Group,
    7.875%, 7/15/2009 ................     300,000     286,977
 British Sky Broadcasting, 6.875%,
    2/23/2009 ........................     800,000     702,808
 Cablevision Systems Corp., 7.875%,
    12/15/2007 .......................   1,000,000     960,000
 Charter Communications Holdings LLC,
    8.25%, 4/1/2007 ..................     750,000     663,750
 News America Holdings, Inc., 9.25%,
    2/1/2013 .........................      75,000      81,046
 TCI-Communications, Inc., 8%,
    8/1/2005 .........................     507,000     517,698
 Time Warner, Inc., 9.125%, 1/15/2013      850,000     931,515
                                                     ---------
                                                     4,896,606
                                                     ---------
 Durables 1.5%
 Daimler-Chrysler NA Holdings, 7.375%,
    9/15/2006 ........................     650,000     639,301


                                       Principal
                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Lear Corp., 7.96%, 5/15/2005 ........     375,000     351,727
                                                     ---------
                                                       991,028
                                                     ---------
 Manufacturing 1.0%
 International Paper Co., 8.125%,
    7/8/2005 .........................     700,000     704,767
                                                     ---------
 Energy 5.4%
 Conoco, Inc., 6.35%, 4/15/2009 ......     700,000     651,154
 Petroleum Geo-Services, 7.5%,
    3/31/2007 ........................   1,000,000     959,910
 Phillips Petroleum, 8.75%, 5/25/2010      650,000     684,723
 Pioneer Natural Resources, 6.5%,
    1/15/2008 ........................     250,000     210,000
 Pioneer Natural Resources, 9.625%,
    4/1/2010 .........................     450,000     463,500
 Williams Gas Pipeline Center, 7.375%,
    11/15/2006 .......................     750,000     730,140
                                                     ---------
                                                     3,699,427
                                                     ---------
 Transportation 0.3%
 Delta Air Lines, 7.9%, 12/15/2009 ...     200,000     186,920
                                                     ---------
 Utilities 4.7%
 Alabama Power Co., 7.125%,
    8/15/2004 ........................   1,000,000     989,200
 Cleveland Electric Illumination Co.,
    7.67%, 7/1/2004 ..................   1,050,000   1,034,617
 Detroit Edison Co., 7.5%, 2/1/2005 ..     650,000     643,597
 Niagara Mohawk Power Corp.,
    6.625%, 7/1/2005 .................     600,000     570,888
                                                     ---------
                                                     3,238,302
                                                     ---------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $31,785,208)            31,231,766
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $69,072,956) (a)                           68,272,667
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Investment Grade Bond Portfolio of Investments
--------------------------------------------------------------------------------

*        Annualized yield at time of purchase: not a coupon rate.

** Repurchase agreement is fully collateralized by the U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $69,072,956. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $800,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $304,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,105,010.

    The accompanying notes are an integral part of the financial statements.

                                     Kemper Variable Series | 17
                     Kemper Investment Grade Bond Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $69,072,956) .......................   $ 68,272,667
Cash .........................................................................            833
Receivable for investments sold ..............................................        994,827
Interest receivable ..........................................................        988,597
Receivable for Portfolio shares sold .........................................         48,516
                                                                                 ------------
Total assets .................................................................     70,305,440
                                                                                 ------------
Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        958,757
Accrued management fee .......................................................         34,449
Other accrued expenses and payables ..........................................         13,581
                                                                                 ------------
Total liabilities ............................................................      1,006,787
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 69,298,653
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $  1,668,816
Net unrealized appreciation (depreciation) on investments ....................       (800,289)
Accumulated net realized gain (loss) .........................................     (3,742,672)
Paid-in capital ..............................................................     72,172,798
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 69,298,653
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($69,298,653 / 64,679,404
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.072
                                                                                 ------------


---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $  2,419,263
                                                                                 ------------

Expenses:
Management fee ...............................................................        204,343
Custodian fees ...............................................................          3,044
Auditing .....................................................................         10,256
Legal ........................................................................          2,059
Trustees' fees and expenses ..................................................          5,896
Reports to shareholders ......................................................          7,700
Registration fees ............................................................            356
Other ........................................................................            665
                                                                                 ------------
Total expenses, before expense reductions ....................................        234,319
Expense reductions ...........................................................            (99)
                                                                                 ------------
Total expenses, after expense reductions .....................................        234,220
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                        2,185,043
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................     (1,754,446)
Net unrealized appreciation (depreciation) during the period on investments ..      1,447,433
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           (307,013)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  1,878,030
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                18 | Kemper Variable Series
                     Kemper Investment Grade Bond Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             Six Months       Year Ended
                                                                                           Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                         2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $  2,185,043    $  3,496,040
Net realized gain (loss) on investment transactions ....................................     (1,754,446)     (1,972,757)
Net unrealized appreciation (depreciation) on investment transactions during the period       1,447,433      (2,802,822)
                                                                                           ------------    ------------
Net increase (decrease) in net assets resulting from operations ........................      1,878,030      (1,279,539)
                                                                                           ------------    ------------
Distributions to shareholders from:
Net investment income ..................................................................     (3,737,486)     (1,572,997)
                                                                                           ------------    ------------
Net realized gains .....................................................................           --          (524,333)
                                                                                           ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      6,991,389      32,476,506
Reinvestment of distributions ..........................................................      3,737,486       2,097,331
Cost of shares redeemed ................................................................    (10,548,679)    (12,374,222)
                                                                                           ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ................        180,196      22,199,615
                                                                                           ------------    ------------
Increase (decrease) in net assets ......................................................     (1,679,260)     18,822,746
Net assets at beginning of period ......................................................     70,977,913      52,155,166

Net assets at end of period (including undistributed net investment income of $1,668,816   ------------    ------------
   and $3,221,258, respectively)                                                           $ 69,298,653    $ 70,977,913
                                                                                           ------------    ------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     64,475,079      44,780,514
                                                                                           ------------    ------------
Shares sold ............................................................................      6,360,168      28,913,488
Shares issued to shareholders in reinvestment of distributions .........................      3,528,360       1,879,110
Shares redeemed ........................................................................     (9,684,203)    (11,098,033)
                                                                                           ------------    ------------
Net increase (decrease) in Portfolio shares ............................................        204,325      19,694,565
                                                                                           ------------    ------------
Shares outstanding at end of period ....................................................     64,679,404      64,475,079
                                                                                           ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                         2000(a)   1999    1998    1997    1996(b)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.100    1.165   1.118   1.036    1.000
                                                                                 -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .034(c)  .060(c) .032    .066     .031
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.002)   (.085)   .055    .026     .005
                                                                                 -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   .032    (.025)   .087    .092     .036
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.060)   (.030)  (.030)  (.010)      --
----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                        --    (.010)  (.010)     --       --
                                                                                 -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.060)   (.040)  (.040)  (.010)      --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.072    1.100   1.165   1.118    1.036
                                                                                 -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                   2.86**  (2.06)   7.93    9.04     3.57**
----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          69,299   70,978  52,155   15,504    1,998
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .68*      .65     .67      .80     .87*
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .68*      .65     .67      .80     .87*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         6.38*     5.42    5.50     6.23    4.93*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        337*      131     130      311      75*
----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                                     Kemper Variable Series | 19
                     Kemper Investment Grade Bond Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper High Yield Portfolio

After three years of tough high yield market conditions, we see light at the end of the tunnel. This past spring, investors began to commit new money to the asset class, halting a long trend in net outflows.

The Federal Reserve appears to be near the end of the current monetary tightening cycle. At more than 650 basis points over Treasuries as of June 30, high yield spreads are historically attractive (historical average spread is 500 basis points). New issuance is down markedly, suggesting defaults could be trending down a year from now. Given the strides U.S. corporations made in inventory management in the 1990s and new developments in technology, we think the Fed is in a much better position to engineer a soft landing for the U.S. economy than they were in the 1970s and 1980s.

During the first six months of fiscal year 2000, we focused our research efforts in sectors and companies where we thought we had a competitive advantage. We gradually increased the percentage of the portfolio's bond rated BB, the highest quality tier within the high-yield market. Double B's have been the best performing sector of the high yield market and we plan to spend more time on this area.

Double B's give you two advantages: number one, they're much safer if we have a slow down; and just as importantly, if the Treasury market rallies due to the weakening economy, they have the potential to outperform other high yield bonds. Overall, our main goal is to deliver a total return with as little risk to principal as is possible within a high yield investment framework.

Harry E. Resis, Jr.
Lead Portfolio Manager


Investments by the Portfolio in lower-rated and non-rated bonds present greater risk to principal and income than investments in higher-quality securities.

                     20 | Kemper Variable Series --
                          Kemper High Yield Portfolio

Investment Portfolio as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper High Yield Portfolio
                                                 Principal
                                                 Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $368,199 on 7/3/2000**                                    ---------
    (Cost $368,000) .........................      368,000      368,000
                                                              ---------
--------------------------------------------------------------------------------
Commercial Paper 7.7%
--------------------------------------------------------------------------------

 Countrywide Home Loans Corp.:
    6.88%, 7/6/2000 .........................    5,000,000    4,995,222
    6.8%, 7/10/2000 .........................    5,000,000    4,991,500
 Detroit Edison Co., 7.15%, 7/14/2000 .......    3,500,000    3,490,963
 FCAR Owner Trust I, 6.58%, 7/5/2000 ........    2,000,000    1,998,538
 Florida Power and Light Co., 6.68%,
    7/17/2000 ...............................    3,500,000    3,489,609
 Ford Motor Credit Co., 6.6%,
    7/11/2000 ...............................    3,500,000    3,492,300
 IBM Credit Corp., 6.51%, 7/7/2000 ..........    4,500,000    4,495,065

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $26,953,197)                    26,953,197
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds 0.2%
--------------------------------------------------------------------------------

 Kappa Beheer BV, 10.625%,                                    ---------
    7/15/2009 (Cost $530,000) ...............      530,000      533,975
                                                              ---------

--------------------------------------------------------------------------------
Corporate Bonds 90.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 12.9%
 AFC Enterprises, 10.25%, 5/15/2007 .........    4,100,000    3,895,000
 AMF Bowling, Inc:
    10.875%, 6/15/2006 ......................    2,540,000      685,800
    Step-up Coupon, 0% to 3/15/2001,
      12.25% to 3/15/2006 ...................    2,320,000      464,000
 Advantica Restaurant Co., 11.25%,
    1/15/2008 ...............................      614,706      408,779
 Avis Rent A Car, 11%, 5/1/2009 .............    3,580,000    3,732,150
 Avondale Mills, 10.25%, 5/1/2006 ...........    1,490,000    1,400,600
 Boca Resorts, Inc., 9.875%, 4/15/2009 ......    2,810,000    2,634,375
 Cinemark USA, Inc.:
    8.5%, 8/1/2008 ..........................    1,300,000      715,000
    Series D, 9.625%, 8/1/2008 ..............      100,000       59,000
 Color Tile, Inc., 10.75%, 12/15/2001* ......    1,470,000       14,700
 Eldorado Resorts, 10.5%, 8/15/2006 .........    2,010,000    2,010,000
 Finlay Enterprises, Inc., 9%, 5/1/2008 .....      350,000      308,000
 Finlay Fine Jewelry Co., 8.375%,
    5/1/2008 ................................    1,540,000    1,370,600
 Galey & Lord, Inc., 9.125%, 3/1/2008 .......    2,410,000    1,096,550
 Guitar Center Management, 11%,
    7/1/2006 ................................    1,730,000    1,678,100


                                               Principal
                                               Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Harvey's Casino Resorts, 10.625%,
    6/1/2006 ................................    2,210,000    2,254,200
 Herff Jones, Inc., 11%, 8/15/2005 ..........    1,100,000    1,145,375
 Hines Horticulture, Inc., 11.75%,
    10/15/2005 ..............................    2,096,000    2,116,960
 Hollywood Entertainment Corp.,
    Series B, 10.63%, 8/15/2004 .............    2,060,000    1,766,450
 Horseshoe Gaming LLC, 9.375%,
    6/15/2007 ...............................      470,000      466,475
 Horseshoe Gaming Holdings, 8.625%,
    5/15/2009 ...............................      370,000      348,725
 Imperial Home Decor Group, Inc.,
    11%, 3/15/2008* .........................    1,050,000       10,500
 International Game Technology,
    8.375%, 5/15/2009 .......................    1,300,000    1,225,250
 J. Crew Group:
    10.375%, 10/15/2007 .....................    2,125,000    1,721,250
    Step-up Coupon, 0% to 10/15/2002,
      13.125% to 10/15/2008 .................      480,000      240,000
 Krystal Inc., 10.25%, 10/1/2007 ............    2,050,000    1,271,000
 MGM Grand Inc., 9.75%, 6/1/2007 ............    2,700,000    2,740,500
 National Vision Association, Ltd.,
    12.75%, 10/15/2005* .....................    2,480,000      917,600
 Park Place Entertainment, Inc.,
    9.375%, 2/15/2007 .......................    1,670,000    1,670,000
 Perkins Finance, L.P., 10.125%,
    12/15/2007 ..............................    1,950,000    1,872,000
 Regal Cinemas, Inc.:
    9.5%, 6/1/2008 ..........................    1,130,000      271,200
    8.875%, 12/15/2010 ......................      300,000       69,000
 Restaurant Co., Step-up Coupon,
    0% to 5/15/2003, 11.25% to
    5/15/2008 ...............................    2,010,000    1,165,800
 Sealy Mattress Co.:
    9.875%, 12/15/2007 ......................    1,600,000    1,536,000
    Step-up Coupon, 0% to
      12/15/2002,10.875% to
      12/15/2007 ............................      910,000      646,100
 Specialty Retailers, Inc.:
    8.5%, 7/15/2005* ........................      540,000       32,400
    9%, 7/15/2007* ..........................    2,400,000            2
 Station Casinos, Inc.:
    10.125%, 3/15/2006 ......................      440,000      445,500
    9.75%, 4/15/2007 ........................      680,000      676,600
                                                               ---------
                                                              45,081,541
                                                              ----------
 Consumer Staples 0.6%
 Dyersburg Corp., 9.75%, 9/1/2007 ...........    1,260,000      126,000
 Grove Worldwide LLC, 9.25%,
    5/1/2008 ................................    1,180,000      448,400
 Jafra Cosmetics International, Inc.,
    11.75%, 5/1/2008 ........................    1,710,000    1,641,600
                                                              ---------
                                                              2,216,000
                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                            Kemper Variable Series -- | 21
                          Kemper High Yield Portfolio

                                               Principal
                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Health 2.0%
 Dade International, Inc., 11.125%,
    5/1/2006 ................................   2,380,000   1,142,400
 MEDIQ, Inc., 11%, 6/1/2008* ................     400,000      40,000
 Magellan Health Services, Inc., 9%,
    2/15/2008 ...............................   2,180,000   1,111,800
 Mariner Post-Acute Network, Inc.:
    10.5%, 8/1/2006 .........................   2,060,000   1,874,600
    Step-up Coupon, 0% to 11/1/2002,
      10.5% to 11/1/2007 ....................   4,340,000      21,700
 Tenet Healthcare Corp., 9.25%,
    9/1/2010 ................................   2,680,000   2,700,100
 Vencor, Inc., 9.875%, 5/1/2005* ............   1,510,000     151,000
                                                            ---------
                                                            7,041,600
                                                            ---------
 Communications 24.8%
 Allegiance Telecom, Inc., 12.875%,
    5/15/2008 ...............................   2,305,000   2,489,400
 Call-Net Enterprises, Inc.:
    9.375%, 5/15/2009 .......................     990,000     594,000
    Step-up Coupon, 0% to 8/15/2003,
      8.94% to 8/15/2008 ....................     225,000      99,000
    Step-up Coupon, 0% to 5/15/2004,
      10.8% to 5/15/2009 ....................     370,000     140,600
 Century Communications Corp.,
    8.375%, 12/15/2007 ......................     550,000     484,000
 Comunicacion Cellular, S.A.,
    Step-up Coupon, 0% to
    9/29/2000, 14.125% to 3/1/2005 ..........   2,400,000   1,752,000
 Crown Castle International Corp.:
    9.5%, 8/1/2011 ..........................     300,000     285,000
    10.75%, 8/1/2011 ........................     780,000     793,650
    Step-up Coupon, 0% to
      11/15/2002, 10.625% to
      11/15/2007 ............................     790,000     586,575
    Step-up Coupon, 0% to 8/1/2004,
      11.25% to 8/1/2011 ....................     580,000     355,250
 Dobson Communications Corp.,
    10.875%, 7/1/2010 .......................     460,000     463,450
 Dolphin Telecom plc, Zero Coupon,
    5/15/2009 ...............................   1,240,000     446,400
 Esprit Telecom Group, plc:
    11.5%, 12/15/2007 .......................   1,625,000   1,170,000
    10.875%, 6/15/2008 ......................     800,000     552,000
 FairPoint Communications, Inc., 12.5%,
    5/1/2010 ................................   1,350,000   1,363,500
 Global Crossing Holdings Ltd., 9.5%,
    11/15/2009 ..............................   2,780,000   2,668,800
 Global Telesystems Group, 9.875%,
    2/15/2005 ...............................     620,000     427,800
 Hermes Europe Railtel BV, 11.5%,
    8/15/2007 ...............................     210,000     181,650
 ICG Holdings, Inc., Step-up Coupon,
    0% to 9/15/2000, 13.5% to
    9/15/2005 ...............................   4,190,000   4,043,350
 IPC Communications, Inc., Step-up
    Coupon, 0% to 11/1/2001,
    10.875% to 5/1/2008 .....................   3,840,000   3,513,600
 Impsat Corp., 12.375%, 6/15/2008 ...........   1,805,000   1,444,000

                                              Principal
                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Intermedia Communications of
    Florida, Inc.:
    Step-up Coupon, 0% to
      5/15/2001, 12.5% to 5/15/2006 .........   1,880,000   1,804,800
    Step-up Coupon, 0% to 7/15/2002,
      11.25% to 7/15/2007 ...................   2,570,000   2,004,600
 KMC Telecom Holdings, Inc.:
    13.5%, 5/15/2009 ........................   2,550,000   2,295,000
    Step-up Coupon, 0% to 2/15/2003,
      12.5% to 2/15/2008 ....................   3,840,000   1,920,000
 Level 3 Communications Inc.:
    11%, 3/15/2008 ..........................   1,000,000     986,250
    9.125%, 5/1/2008 ........................     210,000     188,475
    11.25%, 3/15/2010 .......................     680,000     666,400
 MGC Communications, 13%,
    10/1/2004 ...............................   2,000,000   2,040,000
 McLeod USA, Inc.:
    9.25%, 7/15/2007 ........................   1,040,000   1,008,800
    9.5%, 11/1/2008 .........................   1,400,000   1,365,000
    Step-up Coupon, 0% to 3/1/2002,
      10.5% to 3/1/2007 .....................     795,000     663,825
 MetroNet Communications Corp.:
    12%, 8/15/2007 ..........................     550,000     616,688
    10.625%, 11/1/2008 ......................   1,410,000   1,542,187
    Step-up Coupon, 0% to 11/1/2003,
      10.75% to 11/1/2007 ...................     780,000     644,475
    Step-up Coupon, 0% to 6/15/2005,
      9.95%, 6/15/2008 ......................   1,440,000   1,161,000
 Metromedia Fiber Network, Inc.,
    10%, 11/15/2008 .........................   2,000,000   1,965,000
 Millicom International Cellular, S.A.,
    Step-up Coupon, 0% to 6/1/2001,
    13.5% to 6/1/2006 .......................   3,060,000   2,601,000
 Netia Holdings, 10.25%, 11/1/2007 ..........     935,000     776,050
 Nextel Communications, Inc.:
    9.375%, 11/15/2009 ......................   5,610,000   5,413,650
    Step-up Coupon, 0% to 9/15/2002,
      10.65% to 9/15/2007 ...................   1,225,000     967,750
 Nextlink Communications, Inc.:
    12.5%, 4/15/2006 ........................     950,000     988,000
    10.75%, 11/15/2008 ......................   2,000,000   1,965,000
    Step-up Coupon, 0% to 4/15/2003,
      9.45% to 4/15/2008 ....................     920,000     579,600
    Step-up Coupon, 0% to 6/1/2004,
      12.25% to 6/1/2009 ....................   2,000,000   1,230,000
 PTC International Finance, Step-up
    Coupon, 0% to 7/1/2002,
    10.75% to 7/1/2007 ......................   1,440,000   1,022,400
 PTC International Finance II, 11.25%,
    12/1/2009 ...............................     360,000     367,200
 Price Communications Wireless,
    9.125%, 12/15/2006 ......................   2,490,000   2,527,350
 Primus Telecommunications Group:
    11.75%, 8/1/2004 ........................   1,660,000   1,427,600
    11.25%, 1/15/2009 .......................     480,000     393,600
    12.75%, 10/15/2009 ......................     860,000     731,000


    The accompanying notes are an integral part of the financial statements.

                     22 | Kemper Variable Series --
                          Kemper High Yield Portfolio

                                                 Principal
                                                Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Rogers Cantel, 9.75%, 6/1/2016 .............    3,000,000    3,240,000
 SBA Communications Corp., Step-up
    Coupon, 0% to 3/1/2003,
    12% to 3/1/2008 .........................    1,500,000    1,050,000
 Spectrasite Holdings, Inc.:
    10.75%, 3/15/2010 .......................      310,000      313,100
    Step-up Coupon, 0% to 7/15/2003,
      12% to 7/15/2008 ......................    3,220,000    2,076,900
    Step-up Coupon, 0% to 4/15/2004,
      11.25% to 4/15/2009 ...................    2,580,000    1,467,375
 Telecorp PCS, Inc., Step-up-Coupon,
    0% to 4/15/2004, 11.625% to
    4/15/2009 ...............................      500,000      328,750
 Teligent, Inc.:
    11.5%, 12/1/2007 ........................    1,230,000      965,550
    Step-up Coupon, 0% to 3/1/2003,
      11.5% to 3/1/2008 .....................      840,000      390,600
 Tritel PCS Inc., Step-up Coupon, 0% to
    5/1/2004, 12.75% to 5/15/2009 ...........    1,320,000      871,200
 Triton Communications, LLC, Step-up
    Coupon, 0% to 5/1/2003, 11% to
    5/1/2008 ................................    1,470,000    1,062,075
 U.S. Xchange, LLC, 15%, 7/1/2008 ...........    1,140,000    1,242,600
 USA Mobile Communications Holdings,
    Inc., 14%, 11/1/2004 ....................      560,000      470,400
 Versatel Telecom:
    13.25%, 5/15/2008 .......................    1,430,000    1,458,600
    11.875%, 7/15/2009 ......................      410,000      403,850
 Viatel, Inc.:
    11.25%, 4/15/2008 .......................      130,000       98,800
    11.5%, 3/15/2009 ........................      466,000      358,820
    Step-up Coupon, 0% to 4/15/2003,
      12.5% to 4/15/2008 ....................    1,880,000      864,800
 Voicestream Wireless Corp., 10.375%,
    11/15/2009 ..............................    2,390,000    2,485,600
 Western Wireless Corp., 10.5%,
    2/1/2007 ................................    1,200,000    1,266,000
                                                             ----------
                                                             86,131,745
                                                             ----------
 Financial 0.2%
 HMH Properties, 7.875%, 8/1/2008 ...........      380,000      339,150
 Intertek Finance, plc, 10.25%,
    11/1/2006 ...............................      540,000      442,800
                                                             ----------
                                                                781,950
                                                             ----------
 Media 17.5% AMFM, Inc.:
    9%, 10/1/2008 ...........................      480,000      489,600
    8%, 11/1/2008 ...........................    1,900,000    1,907,125
    Step-up Coupon, 0% to
      2/1/2002, 12.75% to 2/1/2009 ..........    2,570,000    2,338,700
 Adelphia Communications Corp.:
    7.875%, 5/1/2009 ........................      370,000      310,800
    9.375%, 11/15/2009 ......................    1,110,000    1,026,750
 American Lawyer Media, Inc., Step-up
    Coupon, 0% to 12/15/2002, 12.25%
    to 12/15/2008 ...........................    2,660,000    1,702,400

                                               Principal
                                               Amount ($)      Value ($)
--------------------------------------------------------------------------------

 Australis Holdings:
    Step-up Coupon, 0% to 11/1/2000,
      15% to 1, 1/1/2002* ...................    3,660,000       36,600
    Zero Coupon, 11/1/2000 ..................      113,568       85,176
 Avalon Cable Holdings LLC, Step-up
    Coupon, 0% to 12/1/2003, 11.875%
    to 12/1/2008 ............................    1,870,000    1,215,500
 CSC Holdings, Inc.:
    9.25%, 11/1/2005 ........................    1,000,000    1,002,500
    8.125%, 7/15/2009 .......................      400,000      388,000
    8.125%, 8/15/2009 .......................    1,010,000      979,700
    9.875%, 2/15/2013 .......................    1,145,000    1,179,350
    10.5%, 5/15/2016 ........................    1,640,000    1,754,800
 Century Communications Corp., 9.5%,
    3/1/2005 ................................      140,000      133,000
 Chancellor Media Corp., 8.125%,
    12/15/2007 ..............................      680,000      681,700
 Charter Communications Holdings
    LLC:
    8.25%, 4/1/2007 .........................    4,980,000    4,407,300
    10%, 4/1/2009 ...........................    1,530,000    1,484,100
    Step-Up Coupon, 0% to 4/1/2004,
      9.92% to 4/1/2011 .....................    1,650,000      940,500
 Comcast UK Cable Partners, Ltd.,
    Step-up Coupon, 0% to 11/15/2000,
    11.2% to 11/15/2007 .....................    3,130,000    2,950,025
 Diamond Cable Communications,
    plc, 13.25%, 9/30/2004 ..................    1,990,000    2,114,375
 Echostar DBS Corp.:
    9.25%, 2/1/2006 .........................    1,510,000    1,457,150
    9.375%, 2/1/2009 ........................    1,320,000    1,273,800
 Frontiervision LP, 11%, 10/15/2006 .........      860,000      868,600
 Interep National Radio Sales, Inc.,
    10%, 7/1/2008 ...........................    1,530,000    1,361,700
 NTL Communications Corp., Step-up
    Coupon, 0% to 10/1/2003,
    12.375% to 10/1/2008 ....................      620,000      390,600
 NTL, Inc., 11.5%, 10/1/2008 ................    4,540,000    4,540,000
 Outdoor Systems, Inc., 9.375%,
    10/15/2006 ..............................    2,395,000    2,436,913
 Panavision, Inc., Step-up Coupon,
    0% to 2/1/2002, 9.625% to
    2/1/2006 ................................    2,680,000    1,072,000
 Renaissance Media Group, Step-up
    Coupon, 0% to 4/15/2003, 10%
    to 4/15/2008 ............................    1,400,000      924,000
 Rogers Cablesystems Ltd., 10%,
    3/15/2005 ...............................      630,000      645,750
 SFX Entertainment, Inc.:
    9.125%, 2/1/2008 ........................    3,245,000    3,277,450
    9.125%, 12/1/2008 .......................    2,300,000    2,323,000
 Sinclair Broadcasting Group, Inc.:
    9%, 7/15/2007 ...........................      350,000      314,125
    8.75%, 12/15/2007 .......................      550,000      482,625
 Star Choice Communications, Inc.,
    13%, 12/15/2005 .........................      750,000      766,875


    The accompanying notes are an integral part of the financial statements.

                            Kemper Variable Series -- | 23
                          Kemper High Yield Portfolio

                                    Principal
                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

 TeleWest Communications, plc:
    9.625%, 10/1/2006 .......................    1,920,000    1,804,800
    11.25%, 11/1/2008 .......................    1,650,000    1,650,000
    Step-up Coupon, 0% to 10/1/2000,
      11% to 10/1/2007 ......................    2,895,000    2,764,725
 Transwestern Publishing:
    9.625%, 11/15/2007 ......................      950,000      923,875
    Step-up Coupon, 0% to 11/15/2002,
      11.875% to 11/15/2008 .................      420,000      308,700
 United International Holdings, Step-up
    Coupon, 0% to 2/15/2003, 10.75%
    to 2/15/2008 ............................    3,150,000    2,173,500
 United Pan-Europe Communications,
    10.875%, 11/1/2007 ......................    2,200,000    1,991,000
                                                             ----------
                                                             60,879,189
                                                             ----------
 Service Industries 4.0%
 Coinmach Corp., 11.75%, 11/15/2005 .........    4,890,000    4,694,400
 ImPac Group, Inc., 10.125%,
    3/15/2008 ...............................    4,830,000    5,192,250
 Integrated Electrical Services, Inc.,
    9.375%, 2/1/2009 ........................      880,000      704,000
 Kindercare Learning Centers, Inc.,
    9.5%, 2/15/2009 .........................    2,100,000    1,932,000
 La Petite Academy, Inc., 10%,
    5/15/2008 ...............................    1,890,000    1,115,100
 Spincycle, Inc., Step-up Coupon, 0%
    to 5/1/2001, 12.75% to 5/1/2005 .........    1,520,000      456,000
                                                             ----------
                                                             14,093,750
                                                             ----------
 Durables 1.8%
 Airxcel, 11%, 11/15/2007 ...................    1,150,000      816,500
 DeCrane Aircraft Holdings, Inc., 12%,
    9/30/2008 ...............................    1,180,000    1,050,200
 Fairchild Corp., 10.75%, 4/15/2009 .........    1,500,000    1,035,000
 Federal-Mogul Corp.:
    7.75%, 7/1/2006 .........................      870,000      639,450
    Series 1999, 7.375%, 1/15/2006 ..........      160,000      110,400
 United Rentals, Inc.:
    9.25%, 1/15/2009 ........................    1,940,000    1,726,600
    9%, 4/1/2009 ............................    1,170,000    1,029,600
                                                             ----------
                                                              6,407,750
                                                             ----------
 Manufacturing 14.7%
 Agriculture, Mining and Chemicals,
    Inc., 10.75%, 9/30/2003 .................    2,200,000    1,364,000
 Atlantis Group, Inc., 11%, 2/15/2003 .......    1,735,000    1,735,000
 BPC Holdings Corp., 12.5%,
    6/15/2006 ...............................      852,666      682,133
 Berry Plastics Corp., 12.25%,
    4/15/2004 ...............................    1,530,000    1,461,150
 Consolidated Container Capital, Inc.,
    10.125%, 7/15/2009 ......................      660,000      653,400
 Consumers International, 10.25%,
    4/1/2005 ................................    1,330,000      638,400
 Day International Group, Inc.,
    11.125%, 6/1/2005 .......................    1,480,000    1,465,200
 Delco Remy International, 10.625%,
    8/1/2006 ................................    1,380,000    1,345,500
 Eagle-Picher Holdings, Inc., 9.375%,
    3/1/2008 ................................    1,810,000    1,529,450
 Foamex, L.P., 13.5%, 8/15/2005 .............    1,130,000      960,500

                                                Principal
                                                Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Fonda Group, 9.5%, 3/1/2007 ................    1,340,000    1,031,800
 GS Technologies:
    12%, 9/1/2004 ...........................    1,090,000      381,500
    12.25%, 10/1/2005 .......................    1,340,000      469,000
 Gaylord Container Corp.:
    9.75%, 6/15/2007 ........................    1,860,000    1,469,400
    9.875%, 2/15/2008 .......................      300,000      183,000
 Graham Packaging Co.:
    8.75%, 1/15/2008 ........................      580,000      501,700
    Step-up Coupon, 0% to 1/15/2003,
      10.75% to 1/15/2009 ...................      580,000      336,400
 Grove Holdings LLC:
    14.5%, 5/1/2010 .........................      864,423       30,255
    Step-up Coupon, 0% to 5/1/2003,
      11.625% to 5/1/2009 ...................      310,000       24,800
 Hayes Wheels International, Inc.,
    11%, 7/15/2006 ..........................    1,750,000    1,728,125
 Huntsman Package, 11.75%,
    12/1/2004 ...............................    2,650,000    2,650,000
 Knoll, Inc., 10.875%, 3/15/2006 ............      886,000      903,720
 Millar Western Forest Products, Ltd.,
    9.875%, 5/15/2008 .......................    1,120,000    1,050,000
 Motors and Gears, Inc., 10.75%,
    11/15/2006 ..............................      580,000      556,800
 NL Industries, Inc., Senior Note,
    11.75%, 10/15/2003 ......................    3,280,000    3,345,600
 Plainwell, Inc., 11%, 3/1/2008 .............    4,445,000    1,022,350
 Printpack, Inc., 10.625%, 8/15/2006 ........    1,440,000    1,339,200
 Riverwood International Corp.:
    10.25%, 4/1/2006 ........................      900,000      864,000
    10.625%, 8/1/2007 .......................      340,000      329,800
    10.875%, 4/1/2008 .......................    6,470,000    5,693,600
 SF Holdings Group, Inc., Step-up
    Coupon, 0% to 3/15/2003,
    12.75% to 3/15/2008 .....................    2,030,000    1,015,000
 Stone Container Corp.:
    12.25%, 4/1/2002 ........................    1,550,000    1,557,750
    10.75%, 10/1/2002 .......................    1,000,000    1,025,000
    11.5%, 8/15/2006 ........................    1,585,000    1,640,475
 Tenneco Automotive, Inc., 11.625%,
    10/15/2009 ..............................    4,090,000    3,629,875
 Terex Corp., 8.875%, 4/1/2008 ..............    4,090,000    3,681,000
 Terra Industries, Inc., 10.5%,
    6/15/2005 ...............................      570,000      330,600
 Texas Petrochemicals, 11.125%,
    7/1/2006 ................................      710,000      582,200
 U.S. Can Corp., 10.125%, 10/15/2006 ........    1,875,000    1,921,875
                                                             ----------
                                                             51,129,558
                                                             ----------
 Technology 2.4%
 Exodus Communications, Inc.,
    11.625%, 7/15/2010 ......................    1,340,000    1,346,700
 Flextronics International, 9.875%,
    7/1/2010 ................................      840,000      848,400
 PSINet, Inc.:
    10%, 2/15/2005 ..........................      900,000      825,750
    11.5%, 11/1/2008 ........................    1,350,000    1,296,000
    11%, 8/1/2009 ...........................    1,970,000    1,827,175

    The accompanying notes are an integral part of the financial statements.

                     24 | Kemper Variable Series --
                          Kemper High Yield Portfolio

                                                 Principal
                                                  Amount ($)    Value ($)
--------------------------------------------------------------------------------

 Verio, Inc.:
    11.25%, 12/1/2008 ........................       710,000       788,100
    10.625%, 11/15/2009 ......................     1,440,000     1,584,000
                                                               -----------
                                                                 8,516,125
                                                               -----------
 Energy 1.7%
 Continental Resources, Inc., 10.25%,
    8/1/2008 .................................     1,470,000     1,308,300
 Key Energy Services, Inc., 14%,
    1/15/2009 ................................       690,000       776,250
 Pen Holdings, Inc., 9.875%, 6/15/2008 .......       625,000       506,250
 Pride International, Inc., 10%, 6/1/2009 ....     1,320,000     1,353,000
 R&B Falcon Corp.:
    11%, 3/15/2006 ...........................       580,000       620,600
    9.5%, 12/15/2008 .........................       370,000       370,000
 Stone Energy Corp., 8.75%, 9/15/2007 ........       870,000       826,500
                                                               -----------
                                                                 5,760,900
                                                               -----------
 Metals & Minerals 2.4%
 Euramax International, plc, 11.25%,
    10/1/2006 ................................     1,610,000     1,529,500
 MMI Products, Inc., 11.25%, 4/15/2007 .......     2,115,000     2,083,275
 Metal Management, Inc., 10%,
    5/15/2008 ................................     1,820,000     1,092,000
 Metals USA, Inc., 8.625%, 2/15/2008 .........     2,030,000     1,766,100
 Renco Steel Holdings Co., Series B,
    10.875%, 2/1/2005 ........................     2,060,000     1,689,200
 Republic Technologies International,
    13.75%, 7/15/2009 ........................     2,820,000       352,500
                                                               -----------
                                                                 8,512,575
                                                               -----------
 Construction 3.2%
 Dayton Superior Corp., 13%,
    6/15/2009 ................................       680,000       673,200
 Del Webb Corp., 9.75%, 1/15/2008 ............     1,260,000     1,099,350
 Dimac Corp., 12.5%, 10/1/2008* ..............     1,540,000        15,400
 Forecast Group, L.P., 11.375%,
    12/15/2000 ...............................     1,025,000     1,025,000
 Fortress Group, 13.75%, 5/15/2003 ...........       880,000       492,800
 Hovnanian Enterprises, Inc.:
    9.75%, 6/1/2005 ..........................       560,000       512,400
    9.125%, 5/1/2009 .........................     1,090,000       972,825
 Lennar Corp.:
    7.625%, 3/1/2009 .........................       600,000       522,000
    9.95%, 5/1/2010 ..........................       270,000       265,950
 Nortek, Inc.:
    9.875%, 3/1/2004 .........................     1,970,000     1,871,500
    9.125%, 9/1/2007 .........................     1,300,000     1,202,500
 Ryland Group, Inc., 8.25%, 4/1/2008 .........     1,170,000       959,400
 Standard Pacific Corp.:
    8%, 2/15/2008 ............................       330,000       287,925
    8.5%, 4/1/2009 ...........................       510,000       456,450
 Toll Corp.:
    8.75%, 11/15/2006 ........................       500,000       478,750
    7.75%, 9/15/2007 .........................       210,000       187,950
    8.125%, 2/1/2009 .........................       100,000        90,500
    8%, 5/1/2009 .............................       230,000       204,700
                                                               -----------
                                                                11,318,600
                                                               -----------

                                                 Principal
                                                 Amount ($)      Value ($)
--------------------------------------------------------------------------------
 Transportation 1.6%
 Petro Stopping Centers, 10.5%,
    2/1/2007 .................................     2,520,000     2,230,200
 TFM, S.A. de C.V., 10.25%, 6/15/2007 ........     1,130,000       971,800
 Transtar Holdings, Inc., Step-up
    Coupon, 0% to 12/15/1999,
    13.375% to 12/15/2003 ....................       631,000       631,000
 Travelcenters America, 10.25%,
    4/1/2007 .................................     1,790,000     1,803,425
                                                               -----------
                                                                 5,636,425
                                                               -----------
 Utilities 0.6% Azurix Corp.:
    10.375%, 2/15/2007 .......................       690,000       665,850
    10.75%, 2/15/2010 ........................     1,630,000     1,564,800
                                                               -----------
                                                                 2,230,650
                                                               -----------
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $371,409,780)                      315,738,358
--------------------------------------------------------------------------------



                                                      Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks* 0.2%
--------------------------------------------------------------------------------

 Communications
 Telephone/Communications                                      -----------
 World Access, Inc. (Cost $1,389,748) ........           866       831,360
                                                               -----------

--------------------------------------------------------------------------------
Preferred Stocks 1.1%
--------------------------------------------------------------------------------

 Communications 0.3%
 Cellular Telephone
 Dobson Communications, PIK ..................           968       982,520
                                                               -----------
 Financial 0.3%
 Real Estate
 Crown American Realty Trust .................        25,070       946,393
                                                               -----------
 Media 0.3%
 Broadcasting & Entertainment
 Sinclair Capital ............................        13,000     1,176,500
                                                               -----------
 Manufacturing 0.2%
 Containers & Paper 0.0%
 SF Holdings Group, Inc.:
    PIK* .....................................             6        25,200
    PIK ......................................            30       126,000
                                                               -----------
                                                                   151,200
                                                               -----------
 Machinery/Components/Controls 0.1%
 Eagle-Picher Holdings, Inc.* ................           170       425,000

--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,871,736)                         3,681,613
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                            Kemper Variable Series -- | 25
                          Kemper High Yield Portfolio

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks* 0.2%
--------------------------------------------------------------------------------


 Communications 0.1%

 Telephone/Communications
 AT&T Canada Inc. .........................         1,885        62,558
 ICG Communications, Inc. .................         4,851       107,025
 Intermedia Communications Inc. ...........         4,258       126,676
 Tele1 Europe Holding AB-- ADR ............         6,340        76,476
                                                            -----------
                                                                372,735
                                                            -----------
 Manufacturing 0.1%
 Containers & Paper
 Gaylord Container Corp. ..................        92,250       247,922
 SF Holdings Group, Inc. ..................           517             5
                                                            -----------
                                                                247,927
                                                            -----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $445,609)                             620,662
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants* 0.1%
--------------------------------------------------------------------------------

 Communications 0.1%
 Telephone/Communications
 Benedek Communications Corp. .............         5,000        10,000
 Communicacion Cellular, S.A ..............         2,200        35,200
 Econophone Inc. ..........................         1,260       138,600
 KMC Telecom Holdings, Inc. ...............         1,950        13,650
 Primus Telecommunications Group ..........         1,000        30,750
 Star Choice Communications ...............        17,370       112,905
                                                            -----------
                                                                341,105
                                                            -----------
 Financial 0.0%
 Other Financial Companies
 Ono Finance plc ..........................         1,650       198,000
                                                           -----------
 Media 0.0%
 Cable Television 0.0%
 UIH Australia Pacific, Inc. ..............           750        22,500
                                                            -----------



                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.0%
 Australis Holdings .......................         3,720             0
                                                            -----------
 Service Industries 0.0%
 Miscellaneous Consumer Services
 Spincycle, Inc. ..........................         1,520            15
 Printing/Publishing
                                                            -----------
 American Banknote Corp. ..................         1,200            12
                                                            -----------
 Durables 0.0%
 Aerospace
 Decrane Holdings Co. .....................         1,350             0
                                                            -----------
 Energy 0.0%
 Oil/Gas Transmission
 Empire Gas Corp. .........................         2,070           207
                                                            -----------
 Metals & Minerals 0.0%
 Steel & Metals 0.0%
 Gulf States Steel ........................         1,810            18
 Republic Technologies International ......         2,820            28
                                                            -----------
                                                                     46
                                                            -----------
 Miscellaneous 0.0%
 Bar Technologies .........................           750        15,000
                                                            -----------
 Construction 0.0%
 Building Materials 0.0%
 Waxman Industries, Inc. ..................        52,274           523
                                                            -----------
 Homebuilding 0.0%
 Capital Pacific Holdings .................         3,634         1,817
                                                            -----------

--------------------------------------------------------------------------------
Total Warrants (Cost $371,208)                                  579,225
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $406,339,278) (a)                                  349,306,390
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper High Yield Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $406,339,278. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $57,032,888. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,452,670 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $60,485,558.

         PIK denotes that interest or dividend is paid in kind.

    The accompanying notes are an integral part of the financial statements.

                     26 | Kemper Variable Series --
                          Kemper High Yield Portfolio

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $406,339,278) ......................   $ 349,306,390
Cash .........................................................................         663,451
Receivable for investments sold ..............................................       1,223,903
Interest receivable ..........................................................       7,186,706
Receivable for Portfolio shares sold .........................................          80,878
Other assets .................................................................           1,000
                                                                                 -------------
Total assets .................................................................     358,462,328

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       1,340,000
Accrued management fee .......................................................         174,795
Other accrued expenses and payables ..........................................         103,394
                                                                                 -------------
Total liabilities ............................................................       1,618,189
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 356,844,139
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $  19,658,629
Net unrealized appreciation (depreciation) on investments ....................     (57,032,888)
Accumulated net realized gain (loss) .........................................     (41,174,033)
Paid-in capital ..............................................................     435,392,431
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 356,844,139
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------

Net Asset Value and redemption price per share ($356,844,139 / 362,708,676
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       0.984
                                                                                 -------------


-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $     335,843
Interest .....................................................................      20,627,777
                                                                                 -------------
Total Income .................................................................      20,963,620
                                                                                 -------------
Expenses:
Management fee ...............................................................       1,065,443
Custodian fees ...............................................................          18,832
Auditing .....................................................................          47,733
Legal ........................................................................          30,358
Trustees' fees and expenses ..................................................          22,140
Reports to shareholders ......................................................          34,043
Registration fees ............................................................           4,140
Interest expense .............................................................           4,588
Other ........................................................................           2,702
                                                                                 -------------
Total expenses, before expense reductions ....................................       1,229,979
Expense reductions ...........................................................          (1,761)
                                                                                 -------------
Total expenses, after expense reductions .....................................       1,228,218
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                        19,735,402
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................     (10,969,612)
Futures ......................................................................         (17,005)
                                                                                 -------------
                                                                                   (10,986,617)
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on investments ..     (15,541,012)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (26,527,629)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  (6,792,227)
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                            Kemper Variable Series -- | 27
                          Kemper High Yield Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $  19,735,402    $  45,563,581
Net realized gain (loss) on investment transactions .....................................     (10,986,617)     (14,886,753)
Net unrealized appreciation (depreciation) on investment transactions during the period .     (15,541,012)     (20,024,876)
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................      (6,792,227)      10,651,952
Distributions to shareholders from:
Net investment income ...................................................................     (43,395,484)     (42,416,234)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      50,407,870      116,611,231
Reinvestment of distributions ...........................................................      43,395,484       42,416,234
Cost of shares redeemed .................................................................     (82,974,401)    (173,185,353)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      10,828,953      (14,157,888)
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................     (39,358,758)     (45,922,170)
Net assets at beginning of period .......................................................     396,202,897      442,125,067
Net assets at end of period (including undistributed net investment income of $19,658,629   -------------    -------------
   and $43,318,711, respectively) .......................................................   $ 356,844,139    $ 396,202,897
                                                                                            -------------    -------------

Other Information
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     345,783,280      360,218,000
                                                                                            -------------    -------------
Shares sold .............................................................................      51,377,088       97,968,309
Shares issued to shareholders in reinvestment of distributions ..........................      44,120,810       36,157,082
Shares redeemed .........................................................................     (78,572,502)    (148,560,111)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................      16,925,396      (14,434,720)
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................     362,708,676      345,783,280
                                                                                            -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(a)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $1.146    1.227    1.296   1.281    1.259    1.185
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              .058(b)  .122(b)  .106    .116     .120     .125
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.080)   (.093)   (.085)   .019     .042     .069
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.022)    .029     .021    .135     .162     .194
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (.140)   (.110)   (.090)  (.120)   (.140)   (.120)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.140)   (.110)   (.090)  (.120)   (.140)   (.120)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ .984    1.146    1.227   1.296    1.281    1.259
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         (1.90)**  2.15     1.45   11.61    14.06    17.40
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                356,844  396,203  442,125 391,664  289,315  257,377
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .69*     .67      .65     .65      .65      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .69*     .67      .65     .65      .65      .65
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                11.03*   10.40     9.36    9.20     9.70    10.27
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 44*      42       74      90       98       90
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized


    The accompanying notes are an integral part of the financial statements.

                     28 | Kemper Variable Series --
                          Kemper High Yield Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Kemper Total Return Portfolio

Despite a period in which market strength was generally narrow and weakness was broad, the Kemper Total Return Portfolio's disciplined investment style reduced our downside during this extremely volatile environment.

Early in the period, we were hurt somewhat as the market moved away from large-cap growth stocks. But a wide variety of holdings did well. We also boosted holdings in select consumer product and telecommunications stocks, and we eliminated America Online due to concerns about its valuation.

Late in the period, the portfolio's large-cap pharmaceuticals and consumer staples led the way and top performers included Pfizer, PepsiCo and Viacom. This offset weaknesses in some of the portfolio's technology and retail holdings, such as Motorola, Target, and Microsoft. We believe an increased slowdown in the economy should help jump-start performance in the flat financial services sector, and we have already witnessed this increasing slowdown benefit our health care holdings. However, it is important to note that the slowdown could adversely affect consumer-oriented sectors such as communications services, specifically wireless communication and media stocks.

Moving forward, we are very optimistic that the economy still has room to grow, albeit at a slower pace, and believe the portfolio is well positioned to take advantage of this challenging market environment.

Gary A. Langbaum
Lead Portfolio Manager


                             Kemper Variable Series -- | 29
                         Kemper Total Return Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Total Return Portfolio

                                                 Principal
                                                Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.6%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $14,320,729 on 7/3/2000**                                 -----------
    (Cost $14,313,000) ......................    14,313,000    14,313,000
                                                              -----------

--------------------------------------------------------------------------------
U.S. Government & Agencies 25.8%
--------------------------------------------------------------------------------

 U.S. Treasury Bonds:
    9.375%, 2/15/2006 .......................    52,000,000    59,475,000
    6.5%, 2/15/2010 .........................    25,350,000    26,217,477
    10.625%, 8/15/2015 ......................     4,000,000     5,696,880
    8%, 11/15/2021 ..........................     3,800,000     4,593,858
    6.125%, 8/15/2029 .......................    11,800,000    11,918,000
 U.S. Treasury Notes:
    8.75%, 8/15/2000 ........................     8,500,000     8,523,885
    6.625%, 5/31/2002 .......................    30,000,000    30,112,500
    7.25%, 8/15/2004 ........................    14,800,000    15,301,868
    7.5%, 2/15/2005 .........................     7,005,000     7,342,081
    6.75%, 5/15/2005 ........................    19,050,000    19,493,484
    6.625%, 5/15/2007 .......................    37,000,000    37,774,780
 Federal National Mortgage Association:
    5.125%, 2/13/2004 .......................     4,300,000     4,035,937
    7.125%, 2/15/2005 .......................     3,375,000     3,388,703

--------------------------------------------------------------------------------
Total U.S. Government & Agencies
   (Cost $234,195,344)                                        233,874,453
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Bonds 0.5%
--------------------------------------------------------------------------------

 Den Danske Bank, 6.375%, 6/15/2008 .........       625,000       604,675
 Province of Quebec, 8.625%,
    1/19/2005 ...............................     1,500,000     1,580,625
 Repsol International Finance,
    7%, 8/1/2005 ............................     1,000,000       958,460
 Royal Caribbean Cruises, Ltd.,
    8.25%, 4/1/2005 .........................     1,250,000     1,195,675

--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $4,562,944)                           4,339,435
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 8.7%
--------------------------------------------------------------------------------

 Consumer Discretionary 0.7%
 AFC Enterprises, 10.25%, 5/15/2007 .........       700,000       665,000
 AMF Bowling, Inc:
    10.875%, 6/15/2006 ......................     2,100,000       567,000
    Step-up Coupon, 0% to 3/15/2001,
      12.25% to 3/15/2006 ...................       542,000       108,400
 Cinemark USA, Inc., 8.5%, 8/1/2008 .........       890,000       489,500
 Dillards, Inc., 6.17%, 8/1/2001 ............     1,500,000     1,436,670
 MGM Grand Inc., 9.75%, 6/1/2007 ............     1,450,000     1,471,750
 Park Place Entertainment, Inc., 8.5%,
    11/15/2006 ..............................     1,000,000       982,590


                                                 Principal
                                                Amount ($)       Value ($)
--------------------------------------------------------------------------------

 Target Corp., 7.5%, 2/15/2005 ..............     1,000,000     1,015,840
                                                              -----------
                                                                6,736,750
                                                              -----------
 Health 0.1%
 Magellan Health Services, Inc., 9%,
    2/15/2008 ...............................     2,270,000     1,157,700
                                                              -----------
 Communications 2.2%
 Esprit Telecom Group, plc, 11.5%,
    12/15/2007 ..............................       630,000       453,600
 Intermedia Communications, 8.6%,
    6/1/2008 ................................     1,930,000     1,761,125
 McLeod USA, Inc., Step-up Coupon,
    0% to 3/1/2002, 10.5%
    to 3/1/2007 .............................     2,800,000     2,338,000
 MetroNet Communications Corp.,
    Step-up Coupon, 0% to 6/15/2003,
    9.95%, 6/15/2008 ........................     3,700,000     2,983,125
 Nextel Communications, 9.375%,
    11/15/2009 ..............................     2,080,000     2,007,200
 Qwest Communications International,
    7.5%, 11/1/2008 .........................     2,350,000     2,248,973
 Rogers Cantel Inc., 8.8%, 10/1/2007 ........     2,100,000     2,100,000
 Sprint Capital Corp., 6.375%,
    5/1/2009 ................................     2,575,000     2,324,762
 Vodafone Airtouch plc, 6.25%,
    2/15/2010 ...............................     3,550,000     3,462,883
                                                              -----------
                                                               19,679,668
                                                              -----------
 Financial 1.8%
 ABN AMRO, 8.25%, 8/1/2009 ..................     1,250,000     1,252,575
 Chase Manhattan Corp., 5.75%,
    4/15/2004 ...............................     1,000,000       941,160
 Ford Motor Credit Co.:
    6.7%, 7/16/2004 .........................     1,450,000     1,404,847
    7.375%, 10/28/2009 ......................     3,200,000     3,095,264
 General Electric Capital Corp., 7%,
    2/3/2003 ................................     2,500,000     2,489,125
 General Motors Acceptance Corp.,
    6.15%, 4/5/2007 .........................     1,150,000     1,058,793
 Merrill Lynch & Co., Inc., 6%,
    2/17/2009 ...............................     1,900,000     1,694,173
 PNC Funding Corp., 7.5%, 11/1/2009 .........     3,350,000     3,260,153
 Wells Fargo & Co., 6.875%, 4/1/2006 ........       750,000       722,925
                                                              -----------
                                                               15,919,015
                                                              -----------
 Media 1.4%
 AMFM, Inc., 9%, 10/1/2008 ..................     1,240,000     1,264,800
 Cablevision Systems Corp., 7.875%,
    12/15/2007 ..............................     2,000,000     1,920,000
 Charter Communications Holdings
    LLC, 8.625%, 4/1/2009 ...................       500,000       441,250
 Diamond Cable Communications, plc:
    Step-up Coupon, 0% to 12/15/2000,
      11.75% to 12/15/2005 ..................       260,000       243,100
    Step-up Coupon, 0% to 2/15/2002,
      10.75% to 2/15/2007 ...................       740,000       569,800
 K-III Communications Corp., 8.5%,
    2/1/2006 ................................       750,000       708,750

    The accompanying notes are an integral part of the financial statements.

                    30 | Kemper Variable Series --
                         Kemper Total Return Portfolio

                                                  Principal
                                                  Amount ($)   Value ($)
--------------------------------------------------------------------------------

 NTL, Inc., Step-up Coupon, 0% to
    2/1/2001, 11.5% to 2/1/2006 ...............    2,270,000    2,088,400
 News America Holdings, Inc., 9.25%,
    2/1/2013 ..................................      405,000      437,647
 Sinclair Broadcasting Group, Inc.,
    8.75%, 12/15/2007 .........................      850,000      745,875
 TeleWest Communications, plc,
    Step-up Coupon, 0% to 10/1/2000,
    11% to 10/1/2007 ..........................    4,020,000    3,839,100
 Time Warner, Inc., 9.125%, 1/15/2013 .........      425,000      465,757
                                                               ----------
                                                               12,724,479
                                                               ----------
 Durables 0.3%
 Daimler-Chrysler NA Holdings, 7.375%,
    9/15/2006 .................................    1,550,000    1,524,487
 United Rentals, Inc., 9.25%, 1/15/2009 .......      760,000      676,400
                                                               ----------
                                                                2,200,887
                                                               ----------
 Manufacturing 0.9%
 Delco Remy International, 10.625%,
    8/1/2006 ..................................      860,000      838,500
 Gaylord Container Corp.:
    9.75%, 6/15/2007 ..........................      780,000      616,200
    9.875%, 2/15/2008 .........................      720,000      439,200
 Hayes Wheels International, Inc.,
    11%, 7/15/2006 ............................    1,500,000    1,481,250
 Neenah Corp.,11.125%, 5/1/2007 ...............    1,000,000      765,000
 Plainwell, Inc., 11%, 3/1/2008 ...............    1,020,000      234,600
 Riverwood International Corp.:
    10.25%, 4/1/2006 ..........................    2,470,000    2,371,200
    10.625%, 8/1/2007 .........................      180,000      174,600
 Stone Container Corp.:
    11.5%, 8/15/2006 ..........................      500,000      517,500
    12.58%, 8/1/2016 ..........................    1,000,000    1,040,000
                                                               ----------
                                                                8,478,050
                                                               ----------
Technology 0.2%
PSINet, Inc.:
    10%, 2/15/2005 ............................      810,000      743,175
    11.5%, 11/1/2008 ..........................    1,040,000      998,400
                                                               ----------
                                                                1,741,575
                                                               ----------
 Energy 0.2%
 Gulf Canada Resources, Inc., 9.25%,
    1/15/2004 .................................    1,500,000    1,506,285
 Williams Gas Pipeline Center, 7.375%,
    11/15/2006 ................................      250,000      243,380
                                                               ----------
                                                                1,749,665
                                                               ----------
 Metals & Minerals 0.5%
 Euramax International, plc, 11.25%,
    10/1/2006 .................................    2,850,000    2,707,500
 MMI Products, Inc., 11.25%,
    4/15/2007 .................................      400,000      394,000
 Renco Steel Holdings Co., Series B,
    10.875%, 2/1/2005 .........................    2,210,000    1,812,200
                                                               ----------
                                                                4,913,700
                                                               ----------
 Construction 0.2%
 Del Webb Corp., 9.75%, 1/15/2008 .............    2,280,000    1,989,300
                                                               ----------


                                                  Principal
                                                  Amount ($)  -  Value ($)
--------------------------------------------------------------------------------

 Transportation 0.1%
 Delta Air Lines, 7.9%, 12/15/2009 ............      800,000      747,680
                                                               ----------
 Utilities 0.1%
 Alabama Power Co., 7.125%,
    8/15/2004 .................................      800,000      791,360
                                                               ----------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $85,759,393)                       78,829,829
--------------------------------------------------------------------------------



                                                      Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 63.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 5.1%
 Department & Chain Stores 4.1%
 Home Depot, Inc. .............................      184,500    9,213,469
 Kohl's Corp.* ................................      112,500    6,257,813
 Target Corp. .................................      108,000    6,264,000
 Wal-Mart Stores, Inc. ........................      258,900   14,919,113
                                                               ----------
                                                               36,654,395
                                                               ----------
 Specialty Retail 1.0%
 Radioshack Corp. .............................      191,600    9,077,050
                                                               ----------
 Consumer Staples 3.6%
 Food & Beverage 2.6%
 H.J. Heinz Co. ...............................      183,300    8,019,375
 PepsiCo, Inc. ................................      340,000   15,108,750
                                                               ----------
                                                               23,128,125
                                                               ----------
 Package Goods/Cosmetics 1.0%
 Clorox Co. ...................................       64,000    2,868,000
 Colgate-Palmolive Co. ........................      100,000    5,987,500
                                                               ----------
                                                                8,855,500
                                                               ----------
 Health 10.3%
 Biotechnology 1.4%
 Amgen Inc.* ..................................       86,000    6,041,500
 Genentech, Inc.* .............................       20,200    3,474,400
 PE Corp-PE Biosystems Group ..................       47,800    3,148,825
                                                               ----------
                                                               12,664,725
                                                               ----------
 Medical Supply & Specialty 1.9%
 Baxter International, Inc. ...................      169,600   11,925,000
 Becton, Dickinson & Co. ......................      197,000    5,651,438
                                                               ----------
                                                               17,576,438
                                                               ----------
 Pharmaceuticals 7.0%
 Abbott Laboratories ..........................      241,000   10,739,562
 Allergan, Inc. ...............................       93,200    6,943,400
 Alza Corp. ...................................       65,000    3,843,125
 Eli Lilly & Co. ..............................       87,000    8,689,125
 Forest Laboratories, Inc.* ...................       35,500    3,585,500
 Merck & Co., Inc. ............................      115,000    8,811,875
 Pfizer, Inc. .................................      300,750   14,436,000
 Schering-Plough Corp. ........................      120,000    6,060,000
                                                               ----------
                                                               63,108,587
                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 31
                         Kemper Total Return Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Communications 1.7%
 Telephone/Communications
 Bell Atlantic Corp. ......................       84,000    4,268,250
 BroadWing, Inc.* .........................      208,000    5,395,000
 Qwest Communications
    International Inc.* ...................      122,000    6,061,875
                                                           ----------
                                                           15,725,125
                                                           ----------
 Financial 10.5%
 Banks 0.9%
 FleetBoston Financial Corp. ..............      115,500    3,927,000
 Wells Fargo Co. ..........................      109,500    4,243,125
                                                           ----------
                                                            8,170,125
                                                           ----------
 Insurance 4.2%
 American International Group, Inc. .......       88,625   10,413,437
 Aon Corp. ................................      166,500    5,171,906
 Cigna Corp. ..............................       66,000    6,171,000
 Hartford Financial Services Group, Inc. ..      100,500    5,621,718
 Jefferson Pilot Corp. ....................       80,400    4,537,575
 St. Paul Companies, Inc. .................      188,000    6,415,500
                                                           ----------
                                                           38,331,136
                                                           ----------
 Consumer Finance 3.2%
 American Express Co. .....................      135,000    7,036,875
 Capital One Finance Corp. ................      141,600    6,318,900
 Citigroup, Inc. ..........................      151,500    9,127,875
 Household International, Inc. ............      149,162    6,199,545
                                                           ----------
                                                           28,683,195
                                                           ----------
 Other Financial Companies 2.2%
 Federal National Mortgage
    Association ...........................      104,500    5,453,594
 Marsh & McLennan Companies, Inc. .........       53,200    5,556,075
 Merrill Lynch & Co., Inc. ................       33,000    3,795,000
 Morgan Stanley Dean Witter & Co. .........       58,500    4,870,125
                                                           ----------
                                                           19,674,794
                                                           ----------
 Media 4.8%
 Advertising 0.5%
 Omnicom Group, Inc. ......................       50,300    4,479,843
                                                           ----------
 Broadcasting & Entertainment 3.6%
 Clear Channel Communications, Inc. .......       82,500    6,187,500
 Infinity Broadcasting Corp. "A" ..........      215,900    7,866,856
 Univision Communication, Inc. ............       40,400    4,181,400
 Viacom, Inc. "B"* ........................      132,120    9,008,933
 Walt Disney Co. ..........................      146,000    5,666,625
                                                           ----------
                                                           32,911,314
                                                           ----------
 Cable Television 0.7%
 AT&T Corp. -- Liberty Media Group
    "A"* ..................................      266,000    6,450,500
                                                           ----------
 Service Industries 1.2%
 EDP Services 0.4%
 First Data Corp. .........................       82,000    4,069,250
                                                           ----------
 Miscellaneous Commercial Services 0.3%
 Siebel Systems, Inc. .....................       14,000    2,289,875
                                                           ----------


                                                 Shares      Value ($)
--------------------------------------------------------------------------------

 Printing/Publishing 0.5%
 McGraw-Hill, Inc. ........................       79,200    4,276,800
                                                           ----------
 Durables 1.8%
 Aerospace
 Boeing Co. ...............................      145,000    6,062,813
 United Technologies Corp. ................      171,000   10,067,625
                                                           ----------
                                                           16,130,438
                                                           ----------
 Manufacturing 3.7%
 Diversified Manufacturing 2.9%
 General Electric Co. .....................      425,500   22,551,500
 Tyco International Ltd. ..................       77,646    3,678,479
                                                           ----------
                                                           26,229,979
                                                           ----------
 Machinery/Components/Controls 0.3%
 Parker-Hannifin Corp. ....................       80,500    2,757,125
                                                           ----------
 Office Equipment/Supplies 0.5%
 Lexmark International Group, Inc. "A" ....       70,000    4,707,500
                                                           ----------
 Technology 16.2%

 Computer Software 3.7%
 Microsoft Corp.* .........................      274,000   21,920,000
 Oracle Corp.* ............................      139,000   11,684,688
                                                           ----------
                                                           33,604,688
                                                           ----------
 Diverse Electronic Products 2.9%
 Dell Computer Corp.* .....................      189,500    9,344,718
 General Motors Corp. "H" (New) ...........       57,300    5,028,075
 Motorola Inc. ............................      160,500    4,664,531
 Solectron Corp.* .........................      185,000    7,746,875
                                                           ----------
                                                           26,784,199
                                                           ----------
 EDP Peripherals 0.3%
 VERITAS Software Corp.* ..................       22,000    2,486,344
                                                           ----------
 Electronic Components/Distributors 2.4%
 Cisco Systems, Inc.* .....................      349,000   22,183,313
                                                           ----------
 Electronic Data Processing 1.9%
 International Business Machines
    Corp ..................................       82,000    8,984,125
 Sun Microsystems, Inc.* ..................       93,500    8,502,656
                                                           ----------
                                                           17,486,781
                                                           ----------
Semiconductors 5.0%
 Applied Materials, Inc.* .................       68,500    6,207,813
 Intel Corp. ..............................      186,700   24,959,456
 Teradyne, Inc.* ..........................       59,000    4,336,500
 Texas Instruments, Inc. ..................      100,000    6,868,750
 Xilinx, Inc. .............................       32,000    2,642,000
                                                           ----------
                                                           45,014,519
                                                           ----------
 Energy 4.5%
 Oil & Gas Production 2.3%
 Burlington Resources, Inc. ...............      107,000    4,092,750
 Exxon Mobil Corp. ........................      150,729   11,832,227
 Royal Dutch Petroleum Co. ................
    (New York shares) .....................       85,000    5,232,813
                                                           ----------
                                                           21,157,790
                                                           ----------


    The accompanying notes are an integral part of the financial statements.

                    32 | Kemper Variable Series --
                         Kemper Total Return Portfolio

                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Oilfield Services/Equipment 2.2%
 Halliburton Co. ..........................       124,500     5,874,843
 Schlumberger Ltd. ........................       119,500     8,917,688



                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Transocean Sedo Forex, Inc. ..............       102,135     5,457,839
                                                             ----------
                                                             20,250,370
                                                             ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $429,499,303)                     574,919,823
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $768,329,984) (a)                                  906,276,540
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Total Return Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $768,329,984. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $137,946,556. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $161,257,606 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,311,050.

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 33
                         Kemper Total Return Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $768,329,984) ......................   $ 906,276,540
Cash .........................................................................             567
Receivable for investments sold ..............................................       7,220,485
Dividends receivable .........................................................         310,275
Interest receivable ..........................................................       6,554,012
Receivable for Portfolio shares sold .........................................          14,841
Other assets .................................................................           2,000
                                                                                 -------------
Total assets .................................................................     920,378,720

Liabilities
----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................       6,361,249
Accrued management fee .......................................................         417,054
Other accrued expenses and payables ..........................................         253,547
                                                                                 -------------
Total liabilities ............................................................       7,031,850
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 913,346,870
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $  11,193,014
Net unrealized appreciation (depreciation) on investments ....................     137,946,556
Accumulated net realized gain (loss) .........................................      28,065,174
Paid-in capital ..............................................................     736,142,126
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 913,346,870
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($913,346,870 / 341,163,426
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       2.677
                                                                                 -------------


----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $   2,246,003
Interest .....................................................................      13,228,520
                                                                                 -------------
Total Income .................................................................      15,474,523
                                                                                 -------------
Expenses:
Management fee ...............................................................       2,487,965
Custodian fees ...............................................................          36,456
Auditing .....................................................................         149,924
Legal ........................................................................          22,772
Trustees' fees and expenses ..................................................          27,231
Reports to shareholders ......................................................         192,149
Registration fees ............................................................          10,159
Other ........................................................................           3,476
                                                                                 -------------
Total expenses, before expense reductions ....................................       2,930,132
Expense reductions ...........................................................          (1,007)
                                                                                 -------------
Total expenses, after expense reductions .....................................       2,929,125
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                        12,545,398
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      28,908,145
Net unrealized appreciation (depreciation) during the period on investments ..     (36,675,243)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (7,767,098)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   4,778,300
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                    34 | Kemper Variable Series --
                         Kemper Total Return Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $  12,545,398    $  27,648,617
Net realized gain (loss) on investment transactions .....................................      28,908,145       45,180,101
Net unrealized appreciation (depreciation) on investment transactions during the period .     (36,675,243)      52,174,093
                                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........................       4,778,300      125,002,811
Distributions to shareholders from:
Net investment income ...................................................................     (29,012,969)     (27,964,602)
                                                                                            -------------    -------------
Net realized gains ......................................................................     (43,519,453)     (46,607,670)
                                                                                            -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................      10,828,831      107,465,092
Reinvestment of distributions ...........................................................      72,532,422       74,572,272
Cost of shares redeemed .................................................................     (54,744,811)    (145,406,836)
                                                                                            -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      28,616,442       36,630,528
                                                                                            -------------    -------------
Increase (decrease) in net assets .......................................................     (39,137,680)      87,061,067
Net assets at beginning of period .......................................................     952,484,550      865,423,483
Net assets at end of period (including undistributed net investment income of $11,193,014   -------------    -------------
   and $27,660,585, respectively) .......................................................   $ 913,346,870    $ 952,484,550
                                                                                            -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     330,477,010      316,471,412
                                                                                            -------------    -------------
Shares sold .............................................................................       3,933,911       39,553,132
Shares issued to shareholders in reinvestment of distributions ..........................      26,801,324       27,723,580
Shares redeemed .........................................................................     (20,048,819)     (53,271,114)
                                                                                            -------------    -------------
Net increase (decrease) in Portfolio shares .............................................      10,686,416       14,005,598
                                                                                            -------------    -------------
Shares outstanding at end of period .....................................................     341,163,426      330,477,010
                                                                                            -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(a)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $2.882    2.735    2.822   2.815    2.579    2.112
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              .593(b)  .084(b)  .086    .090     .084     .084
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.573)    .303     .317    .377     .322     .453
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          .020     .387     .403    .467     .406     .537
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    (.090)   (.090)   (.090)  (.090)   (.090)   (.070)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.135)   (.150)   (.400)  (.370)   (.080)       --
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.225)   (.240)   (.490)  (.460)   (.170)   (.070)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $2.677    2.882    2.735   2.822    2.815    2.579
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           .61**  14.81    15.14   19.96    16.76    25.97
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                913,347  952,485  865,423 786,996  697,102  659,894
-----------------------------------------------------------------------------------------------------------------------------

Ratio of expenses before expense reductions (%)                            .64*     .61      .60     .60      .59      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .64*     .61      .60     .60      .59      .60
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 2.75*    3.12     3.33    3.32     3.21     3.52
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 47*      80       81     122       90      118
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 35
                         Kemper Total Return Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Blue Chip Portfolio

Kemper Blue Chip Portfolio was up for the semiannual period, outperforming the S&P 500 for the month of June. A wide range of stocks pushed performance. Specifically, portfolio holdings in health care, such as Baxter International and Pfizer, rebounded from lows earlier in the year. Select technology issues in the portfolio, such as Intel and Oracle, also performed well. Despite the recent downturn in this sector, we remain bullish and believe Microsoft will pick up momentum as Windows 2000 gains more market acceptance. This, in turn, could indirectly benefit other established names in the sector such as computer hardware manufacturer Dell.

Areas that hampered performance included wireless communications, retail and financial services. These sectors fell victim to swaying consumer confidence in a challenging market environment created by an increased economic slowdown brought on by interest rate hikes. However, the conservative nature of the portfolio typically enables it to hold up better than the market during bouts of volatility.

Going forward, we believe the Kemper Blue Chip Portfolio is well positioned to capitalize on opportunities that might arise in the blue-chip universe as a result of uncertainty in the markets.

Tracy McCormick
Lead Portfolio Manager

                    36 | Kemper Variable Series --
                         Kemper Blue Chip Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Blue Chip Portfolio

                                                        Principal
                                                        Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper 6.2%
--------------------------------------------------------------------------------

 Bell South Telecomunications Corp.,
    6.3%, 7/12/2000 ..............................      2,000,000      1,995,948
 Countrywide Home Loans Corp.:
    6.8%, 7/10/2000 ..............................      1,500,000      1,497,450
    6.83%, 7/11/2000 .............................      2,000,000      1,996,206
 Enron Corp, 6.9%, 7/7/2000 ......................      3,000,000      2,996,550
 Ford Motor Credit Co., 6.53%,
    7/5/2000 .....................................      2,000,000      1,998,549
 Renaissance Energy Ltd., 7%,
    7/16/2000 ....................................      3,000,000      2,997,083

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $13,481,786)                             13,481,786
--------------------------------------------------------------------------------




                                                         Shares
--------------------------------------------------------------------------------
Common Stocks 93.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 6.8%

 Department & Chain Stores 5.4%
 Home Depot, Inc. ................................         50,750      2,534,328
 Kohl's Corp.* ...................................         41,500      2,308,438
 Target Corp. ....................................         40,500      2,349,000
 Wal-Mart Stores, Inc. ...........................         78,800      4,540,850
                                                                      ----------
                                                                      11,732,616
                                                                      ----------
 Specialty Retail 1.4%
 Radioshack Corp .................................         65,000      3,079,375
                                                                      ----------
 Consumer Staples 5.4%
 Food & Beverage 3.9%
 H.J. Heinz Co. ..................................         70,500      3,084,375
 PepsiCo, Inc. ...................................        125,000      5,554,688
                                                                      ----------
                                                                       8,639,063
                                                                      ----------
 Package Goods/Cosmetics 1.5%
 Clorox Co. ......................................         25,000      1,120,313
 Colgate-Palmolive Co. ...........................         35,000      2,095,625
                                                                      ----------
                                                                       3,215,938
                                                                      ----------
 Health 15.8%
 Biotechnology 2.3%
 Amgen Inc.* .....................................         34,000      2,388,500
 Genentech, Inc.* ................................          6,000      1,032,000
 PE Corp-PE Biosystems Group .....................         26,000      1,712,750
                                                                      ----------
                                                                       5,133,250
                                                                      ----------
 Medical Supply & Specialty 2.9%
 Baxter International, Inc. ......................         62,500      4,394,531
 Becton, Dickinson & Co. .........................         71,000      2,036,813
                                                                      ----------
                                                                       6,431,344
                                                                      ----------
 Pharmaceuticals 10.6%
 Abbott Laboratories .............................         88,000      3,921,500



                                                          Shares       Value ($)
--------------------------------------------------------------------------------
 Allergan, Inc. ..................................         33,800      2,518,100
 Alza Corp.* .....................................         30,000      1,773,750
 Eli Lilly & Co. .................................         33,000      3,295,875
 Forest Laboratories, Inc.* ......................         13,100      1,323,100
 Merck & Co., Inc. ...............................         42,000      3,218,250
 Pfizer, Inc. ....................................        105,250      5,052,000
 Schering-Plough Corp. ...........................         40,500      2,045,250
                                                                      ----------
                                                                      23,147,825
                                                                      ----------
 Communications 2.8%
 Telephone/Communications
 Bell Atlantic Corp. .............................         36,500      1,854,656
 BroadWing, Inc.* ................................         80,000      2,075,000
 Qwest Communications
    International Inc.* ..........................         43,000      2,136,563
                                                                      ----------
                                                                       6,066,219
                                                                     ----------
 Financial 14.6%
 Banks 1.3%
 FleetBoston Financial Corp. .....................         46,000      1,564,000
 Wells Fargo Co. .................................         35,200      1,364,000
                                                                      ----------
                                                                       2,928,000
                                                                      ----------
 Insurance 5.7%
 American International Group, Inc. ..............         29,875      3,510,313
 Aon Corp. .......................................         55,000      1,708,438
 Cigna Corp. .....................................         22,200      2,075,700
 Hartford Financial Services
    Group, Inc. ..................................         40,000      2,237,500
 Jefferson Pilot Corp. ...........................         18,350      1,035,628
 St. Paul Companies, Inc. ........................         59,000      2,013,375
                                                                      ----------
                                                                      12,580,954
                                                                      ----------
 Consumer Finance 4.8%
 American Express Co. ............................         52,800      2,752,200
 Capital One Finance Corp. .......................         53,500      2,387,438
 Citigroup, Inc. .................................         47,750      2,876,938
 Household International, Inc. ...................         57,799      2,402,271
                                                                      ----------
                                                                      10,418,847
                                                                      ----------
 Other Financial Companies 2.8%
 Federal National Mortgage Association ...........         37,000      1,930,938
 Marsh & McLennan Companies, Inc. ................         23,000      2,402,063
 Merrill Lynch & Co., Inc. .......................         15,000      1,725,000
                                                                      ----------
                                                                       6,058,001
                                                                      ----------
 Media 5.9%
 Broadcasting & Entertainment 5.1%
 Clear Channel Communications, Inc.* .............         20,994      1,574,550
 Infinity Broadcasting Corp. "A"* ................         81,900      2,984,231
 Univision Communication, Inc.* ..................         11,600      1,200,600
 Viacom, Inc. "B"* ...............................         50,051      3,412,853
 Walt Disney Co.* ................................         53,000      2,057,063
                                                                      ----------
                                                                      11,229,297
                                                                      ----------
 Cable Television 0.8%
 AT&T Corp. -- Liberty Media Group
    "A"* .........................................         72,000      1,745,990
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                          Kemper Variable Series -- | 37
                         Kemper Blue Chip Portfolio

                                                           Shares     Value ($)
--------------------------------------------------------------------------------

 Service Industries 2.6%
 EDP Services 0.8%
 First Data Corp. ..............................          34,500       1,712,063
                                                                     -----------
 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* .........................          11,000       1,799,188
                                                                     -----------
 Printing/Publishing 1.0%
 McGraw-Hill, Inc. .............................          40,100       2,165,400
                                                                     -----------
 Durables 2.5%
 Aerospace
 Boeing Co. ....................................          51,000       2,132,438
 United Technologies Corp. .....................          58,000       3,414,750
                                                                     -----------
                                                                       5,547,188
                                                                     -----------
 Manufacturing 5.5%
 Diversified Manufacturing 3.4%
 General Electric Co. ..........................         121,800       6,455,400
 Tyco International Ltd. .......................          20,608         976,304
                                                                     -----------
                                                                       7,431,704
                                                                     -----------
 Industrial Specialty 0.7%
 Corning, Inc. .................................           6,000       1,619,250
                                                                     -----------
 Machinery/Components/Controls 0.5%
 Parker-Hannifin Corp. .........................          30,000       1,027,500
                                                                     -----------
 Office Equipment/Supplies 0.9%
 Lexmark International Group, Inc. .............
    "A"* .......................................          28,000       1,883,000
                                                                     -----------
 Technology 25.1%
 Computer Software 5.9%
 Intuit, Inc.* .................................          28,000       1,158,500
 Microsoft Corp.* ..............................          99,000       7,920,000
 Oracle Corp.* .................................          47,000       3,950,938
                                                                     -----------
                                                                      13,029,438
                                                                     -----------
 Diverse Electronic Products 4.6%
 Dell Computer Corp.* ..........................          68,000       3,353,250


                                                         Shares       Value ($)
--------------------------------------------------------------------------------

 General Motors Corp. "H"* .....................          25,000       2,193,750
 Motorola Inc.* ................................          61,400       1,784,438
 Solectron Corp.* ..............................          64,800       2,713,500
                                                                     -----------
                                                                      10,044,938
                                                                     -----------
 EDP Peripherals 0.5%
 VERITAS Software Corp.* .......................          10,000       1,130,156
                                                                     -----------
 Electronic Components/Distributors 3.0%
 Cisco Systems, Inc.* ..........................         102,900       6,540,581
                                                                     -----------
 Electronic Data Processing 2.5%
 International Business Machines Corp. .........          30,900       3,385,481
 Sun Microsystems, Inc.* .......................          23,700       2,155,219
                                                                     -----------
                                                                       5,540,700
                                                                     -----------
 Semiconductors 8.6%
 Applied Materials, Inc.* ......................          27,000       2,446,875
 Intel Corp. ...................................          67,000       8,957,063
 KLA Tencor Corp.* .............................          29,000       1,698,313
 Teradyne, Inc.* ...............................          18,000       1,323,000
 Texas Instruments, Inc. .......................          51,000       3,503,063
 Xilinx, Inc.* .................................          12,000         990,750
                                                                     -----------
                                                                      18,919,064
                                                                     -----------
 Energy 6.8%
 Oil & Gas Production 3.7%
 Burlington Resources, Inc. ....................          40,000       1,530,000
 Exxon Mobil Corp. .............................          52,770       4,142,445
 Royal Dutch Petroleum Co.
    (New York shares) ..........................          38,000       2,339,375
                                                                     -----------
                                                                       8,011,820
                                                                     -----------
 Oilfield Services/Equipment 3.1%
 Halliburton Co. ...............................          43,000       2,029,063
 Schlumberger Ltd. .............................          43,500       3,246,188
 Transocean Sedo Forex, Inc. ...................          29,904       1,597,995
                                                                     -----------
                                                                       6,873,246
                                                                     -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $169,968,075)                              205,681,955
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $183,449,861) (a)                                           219,163,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

(a) The cost for federal income tax purposes was $183,449,861. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $35,713,880. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,657,192 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,943,312.

    The accompanying notes are an integral part of the financial statements.

                    38 | Kemper Variable Series --
                         Kemper Blue Chip Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $183,449,861) ......................   $ 219,163,741
Receivable for investments sold ..............................................       1,655,029
Dividends receivable .........................................................         107,438
Receivable for Portfolio shares sold .........................................         154,298
                                                                                 -------------
Total assets .................................................................     221,080,506

Liabilities
-----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         238,257
Payable for investments purchased ............................................       1,949,750
Payable for Portfolio shares redeemed ........................................          29,549
Accrued management fee .......................................................         111,456
Other accrued expenses and payables ..........................................          30,723
                                                                                 -------------
Total liabilities ............................................................       2,359,735
-----------------------------------------------------------------------------------------------
Net assets                                                                       $ 218,720,771
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $     175,518
Net unrealized appreciation (depreciation) on investments ....................      35,713,880
Accumulated net realized gain (loss) .........................................         (72,067)
Paid-in capital ..............................................................     182,903,440
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 218,720,771
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($218,720,771/ 140,416,189
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       1.557
                                                                                 -------------


-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $6,044) ..........................   $     713,258
Interest .....................................................................         336,631
                                                                                 -------------
Total Income .................................................................       1,049,889
                                                                                 -------------
Expenses:
Management fee ...............................................................         646,429
Custodian fees ...............................................................          16,625
Auditing .....................................................................          15,544
Legal ........................................................................           2,834
Trustees' fees and expenses ..................................................           8,288
Reports to shareholders ......................................................             945
Registration fees ............................................................             550
                                                                                 -------------
Total expenses, before expense reductions ....................................         691,215
Expense reductions ...........................................................            (116)
                                                                                 -------------
Total expenses, after expense reductions .....................................         691,099
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           358,790
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------

Net realized gain (loss) from investments ....................................       1,960,679
                                                                                 -------------

Net unrealized appreciation (depreciation) during the period on investments ..      (2,342,060)

-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                            (381,381)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      $ (22,591)
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          Kemper Variable Series -- | 39
                         Kemper Blue Chip Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     358,790    $     825,215
Net realized gain (loss) on investment transactions ......................................       1,960,679        1,076,081
Net unrealized appreciation (depreciation) on investment transactions during the period ..      (2,342,060)      28,749,940
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................         (22,591)      30,651,236
Distributions to shareholders from:
Net investment income ....................................................................        (776,598)        (587,311)
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      39,664,364       82,946,795
Reinvestment of distributions ............................................................         776,598          587,311
Cost of shares redeemed ..................................................................      (6,337,436)      (6,495,609)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      34,103,526       77,038,497
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      33,304,337      107,102,422
Net assets at beginning of period ........................................................     185,416,434       78,314,012
Net assets at end of period (including undistributed net investment income of $175,518 and   -------------    -------------
   $593,326, respectively) ...............................................................   $ 218,720,771    $ 185,416,434
                                                                                             -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     118,171,531       62,167,000
                                                                                             -------------    -------------
Shares sold ..............................................................................      25,986,636       60,342,144
Shares issued to shareholders in reinvestment of distributions ...........................         487,472          426,104
Shares redeemed ..........................................................................      (4,229,450)      (4,763,717)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................      22,244,658       56,004,531
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................     140,416,189      118,171,531
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                  2000(a)   1999     1998    1997(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $1.569    1.260    1.115    1.000
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                .002(c)  .009(c)  .010     .017
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                         (.008)    .308     .145     .098
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (.006)    .317     .155     .115
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (.006)   (.008)   (.010)      --
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (.006)   (.008)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $1.557    1.569    1.260    1.115
                                                                                          -----------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            (.35)** 25.24    13.84    11.54**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                   218,721 185,416   78,314    5,023
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                              .70*     .71      .76      .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                               .70*     .70      .76      .95*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                    .36*     .67     1.18     2.07*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                   79*      64      102       78*
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      For the period May 1, 1997 (commencement of operations) to December 31,
         1997.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                    40 | Kemper Variable Series --
                         Kemper Blue Chip Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Growth Portfolio

Savvy technology stock selection early in the second quarter of fiscal year 2000 helped power the portfolio to solid six-month returns. The fund's returns were in line with the unmanaged Russell 1000 Growth Index, which was up 4.23% for the six months ended June 30.

In the second calendar quarter, there was a sharp market correction in retail stocks, increased volatility in most sectors, especially technology, and a high degree of uncertainty about the future course of Federal Reserve monetary policy. In our view, the Fed will need to stop raising interest rates to restore more confidence in the market. That could help reduce short-term volatility.

During the first quarter, we suspected early on there would be a shift in investor psychology about technology, and we had a wish list ready to go when the group corrected in the spring. In April, Malter increased the fund's technology exposure amid market weakness, adding Juniper Networks, Broadcom and Ariba, and each made a positive contribution to first half results. Health care stocks, particularly biotech, did well during the period.

Within technology, strength was found in individual stocks. Wireless communication, personal computer and Internet sectors were hurt but many companies with solid earnings prospects outperformed the broader market.

The portfolio's management team swapped positions in the media, satellite TV and retail sectors, replacing stocks that showed signs of fundamental weakness with companies with brighter earnings prospects. We shifted our media focus in favor of content-oriented companies rather than distribution companies. Overall, we believe the portfolio's disciplined investment style reduced our downside risk during an extremely volatile period. We continue to focus on selecting companies with the best growth prospects in a broad range of sectors.

Valerie F. Malter
Lead Portfolio Manager

                         Kemper Variable Series -- | 41
                         Kemper Growth Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Growth Portfolio

                                               Principal
                                               Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.0%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $322,174 on 7/3/2000**                                 ----------
    (Cost $322,000) .......................      322,000      322,000
                                                           ----------

--------------------------------------------------------------------------------
Commercial Paper 3.0%
--------------------------------------------------------------------------------

 Countrywide Home Loans Corp.,
    6.8%, 7/10/2000 .......................    5,000,000    4,991,500
 Detroit Edison Co., 7.15%,
    7/14/2000 .............................    4,000,000    3,989,672
 Enron Corp, 6.9%, 7/6/2000 ...............    5,000,000    4,995,208
 Ford Motor Credit Co., 6.53%,
    7/5/2000 ..............................    4,500,000    4,496,655
 IBM Credit Corp., 6.51%, 7/7/2000 ........    4,000,000    3,995,613

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $22,468,648)                  22,468,648
--------------------------------------------------------------------------------

                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.0%
--------------------------------------------------------------------------------

 Consumer Discretionary 7.1%
 Department & Chain Stores 6.1%
 Gap, Inc. ................................      169,800    5,306,250
 Home Depot, Inc. .........................      225,750   11,273,391
 Kohl's Corp.* ............................      139,300    7,748,563
 Target Corp. .............................      118,400    6,867,200
 Wal-Mart Stores, Inc. ....................      260,400   15,005,550
                                                           ----------
                                                           46,200,954
                                                           ----------
 Recreational Products 0.3%
 Premier Parks, Inc. ......................      114,200    2,598,050
                                                           ----------
 Specialty Retail 0.7%
 Circuit City Stores, Inc. ................      157,600    5,230,350
                                                           ----------
 Consumer Staples 6.6%
 Food & Beverage 1.9%
 PepsiCo, Inc. ............................      320,600   14,246,663
                                                           ----------
 Package Goods/Cosmetics 4.7%
 Colgate-Palmolive Co. ....................      251,600   15,064,550
 Estee Lauder Companies Inc. "A" ..........      213,900   10,574,681
 Gillette Co. .............................      275,400    9,621,788
                                                           ----------
                                                           35,261,019
                                                           ----------

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Health 16.1%
 Biotechnology 3.1%
 Genentech, Inc.* .........................       68,000   11,696,000
 MedImmune, Inc.* .........................      157,800   11,677,200
                                                           ----------
                                                           23,373,200
                                                           ----------
 Medical Supply & Specialty 2.5%
 Medtronic, Inc. ..........................      379,370   18,897,368
                                                           ----------
 Pharmaceuticals 10.5%
 Allergan, Inc. ...........................       99,600    7,420,200
 Johnson & Johnson, Inc. ..................      118,700   12,092,563
 Merck & Co., Inc. ........................      213,000   16,321,125
 Pfizer, Inc. .............................      902,350   43,312,800
                                                           ----------
                                                           79,146,688
                                                           ----------
 Communications 4.6%
 Cellular Telephone 2.5%
 American Tower Corp. "A"* ................      109,100    4,548,106
 Nokia Oyj (ADR) ..........................      155,950    7,787,753
 Vodafone AirTouch plc (ADR) ..............      149,700    6,203,194
                                                           ----------
                                                           18,539,053
                                                           ----------
 Telephone/Communications 2.1%
 JDS Uniphase Corp.* ......................      131,840   15,804,320
                                                           ----------
 Financial 2.8%
 Insurance 1.0%
 American International Group, Inc. .......       65,475    7,693,313
                                                           ----------
 Consumer Finance 0.8%
 American Express Co. .....................      121,800    6,348,825
                                                           ----------
 Other Financial Companies 1.0%
 Morgan Stanley Dean Witter & Co. .........       88,700    7,384,275
                                                           ----------
 Media 6.4%
 Advertising 0.9%
 Omnicom Group, Inc. ......................       77,800    6,929,063
                                                           ----------

 Broadcasting &
 Entertainment 4.4%
 Clear Channel
    Communications, Inc.* .................      135,600   10,170,000
 Univision Communication, Inc.* ...........       69,300    7,172,550
 Viacom, Inc. "B"* ........................      131,000    8,932,562
 Walt Disney Co. ..........................      184,500    7,160,906
                                                           ----------
                                                           33,436,018
                                                           ----------
 Cable Television 1.1%
 AT&T Corp. -- Liberty Media
    Group "A"* ............................      331,800    8,046,150
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                        42 | Kemper Variable Series --
                             Kemper Growth Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Service Industries 2.7%
 EDP Services 0.9%
 Electronic Data Systems Corp. ............       155,750     6,424,687
                                                            -----------
 Investment 0.9%
 Charles Schwab Corp. .....................       203,400     6,839,325
                                                            -----------
 Miscellaneous Commercial
 Services 0.9%
 Siebel Systems, Inc.* ....................        39,410     6,445,998
                                                            -----------
 Durables 1.4%
 Telecommunications Equipment
 Lucent Technologies, Inc. ................       180,400    10,688,700
                                                            -----------
 Manufacturing 6.0%
 Diversified Manufacturing
 General Electric Co. .....................       661,200    35,043,600
 Textron, Inc. ............................       191,500    10,400,844
                                                            -----------
                                                             45,444,444
                                                            -----------
 Technology 42.0%
 Computer Software 8.9%
 America Online, Inc.* ....................       267,400    14,105,350
 Computer Associates International,
    Inc ...................................       108,470     5,552,308
 I2 Technologies Inc.* ....................        42,860     4,468,825
 Microsoft Corp.* .........................       397,950    31,836,000
 Oracle Corp.* ............................       131,630    11,065,147
                                                            -----------
                                                             67,027,630
                                                            -----------
 Diverse Electronic Products 6.9%
 Aether Systems, Inc.* ....................        47,480     9,733,400



                                                Shares        Value ($)
--------------------------------------------------------------------------------

 Applied Materials, Inc.* .................       191,790    17,380,968
 Dell Computer Corp.* .....................       132,890     6,553,138
 General Motors Corp. "H" (New) ...........        83,840     7,356,960
 Teradyne, Inc.* ..........................       148,190    10,891,965
                                                            -----------
                                                             51,916,431
                                                            -----------
 EDP Peripherals 3.0%
 Ariba, Inc.* .............................       104,490    10,244,918
 EMC Corp.* ...............................       157,620    12,126,888
                                                            -----------
                                                             22,371,806
                                                           -----------
 Electronic Components/
 Distributors 8.3%
 Broadcom Corp.* ..........................        33,410     7,314,702
 Cisco Systems, Inc.* .....................       782,400    49,731,300
 Juniper Networks, Inc.* ..................        35,000     5,094,688
                                                            -----------
                                                             62,140,690
                                                            -----------
 Electronic Data Processing 4.8%
 International Business Machines
    Corp ..................................        70,010     7,670,471
 Sun Microsystems, Inc.* ..................       310,910    28,273,378
                                                            -----------
                                                             35,943,849
                                                            -----------
 Semiconductors 10.1%
 Intel Corp. ..............................       386,640    51,688,935
 Linear Technology Corp. ..................       190,530    12,182,012
 Vitesse Semiconductor Corp.* .............       167,060    12,289,351
                                                            -----------
                                                             76,160,298
                                                            -----------
 Energy 1.3%
 Oilfield Services/Equipment
 Schlumberger Ltd. ........................       126,200     9,417,675
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $486,985,440)                     729,956,842
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $509,776,088) (a)                                  752,747,490
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $509,776,088. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $242,971,402. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $266,331,652 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,360,250.

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- 43
                             Kemper Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $509,776,088) ......................   $ 752,747,490
Cash .........................................................................             388
Receivable for investments sold ..............................................       4,566,158
Dividends receivable .........................................................         214,662
Interest receivable ..........................................................              58
Foreign taxes recoverable ....................................................             626
                                                                                 -------------
Total assets .................................................................     757,529,382

Liabilities
-----------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ........................................         436,439
Accrued management fee .......................................................         370,653
Other accrued expenses and payables ..........................................         141,092
                                                                                 -------------
Total liabilities ............................................................         948,184
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 756,581,198
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................   $    (497,957)
Net unrealized appreciation (depreciation) on:
Investment securities ........................................................     242,971,402
Foreign currency related transactions ........................................            (122)
Accumulated net realized gain (loss) .........................................      49,313,386
Paid-in capital ..............................................................     464,794,489
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 756,581,198
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($756,581,198 / 194,923,645
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized)                                                         $       3.881
                                                                                 -------------

-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $   1,398,728
Interest .....................................................................         483,694
                                                                                 -------------
Total Income .................................................................       1,882,422
                                                                                 -------------
Expenses:
Management fee ...............................................................       2,196,650
Custodian fees ...............................................................          17,694
Auditing .....................................................................          73,321
Legal ........................................................................          13,111
Trustees' fees and expenses ..................................................          16,453
Reports to shareholders ......................................................          44,368
Registration fees ............................................................          12,459
Interest expense .............................................................           1,814
Other ........................................................................           5,598
                                                                                 -------------
Total expenses, before expense reductions ....................................       2,381,468
Expense reductions ...........................................................          (1,145)
                                                                                 -------------
Total expenses, after expense reductions .....................................       2,380,323
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (497,901)
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      51,292,014
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (20,375,875)
Foreign currency related transactions ........................................            (122)
                                                                                 -------------
                                                                                   (20,375,997)
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          30,916,017
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $ 30,418,116
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        44 | Kemper Variable Series --
                             Kemper Growth Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                              (Unaudited)           1999
---------------------------------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss) .............................................................   $    (497,901)   $    (244,056)
Net realized gain (loss) on investment transactions ......................................      51,292,014       67,787,535
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (20,375,997)     138,673,190
                                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from operations ..........................      30,418,116      206,216,669
Distributions to shareholders from:
Net realized gains .......................................................................     (64,685,654)            --
                                                                                             -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      43,853,956       51,314,647
Reinvestment of distributions ............................................................      64,685,654             --
Cost of shares redeemed ..................................................................     (55,381,914)    (148,391,395)
                                                                                             -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      53,157,696      (97,076,748)
                                                                                             -------------    -------------
Increase (decrease) in net assets ........................................................      18,890,158      109,139,921
Net assets at beginning of period ........................................................     737,691,040      628,551,119
Net assets at end of period (including accumulated net investment loss of                    -------------    -------------
   $497,957 at June 30, 2000) ............................................................   $ 756,581,198    $ 737,691,040
                                                                                             -------------    -------------

Other Information
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     181,948,508      212,587,320
                                                                                             -------------    -------------
Shares sold ..............................................................................      11,098,562       15,490,628
Shares issued to shareholders in reinvestment of distributions ...........................      16,086,477             --
Shares redeemed ..........................................................................     (14,209,902)     (46,129,440)
                                                                                             -------------    -------------
Net increase (decrease) in Portfolio shares ..............................................      12,975,137      (30,638,812)
                                                                                             -------------    -------------
Shares outstanding at end of period ......................................................     194,923,645      181,948,508
                                                                                             -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2000(a)    1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $4.054    2.957     3.001   3.371    3.262    2.665
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            (.003)(b)(.001)(b)  .007    .012     .030     .034
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       .190    1.098      .459    .448     .589     .793
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .187    1.097      .466    .460     .619     .827
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      --       --     (.010)  (.020)   (.040)   (.010)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           (.360)      --     (.500)  (.810)   (.470)   (.220)
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.360)      --     (.510)  (.830)   (.510)   (.230)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $3.881    4.054     2.957   3.001    3.371    3.262
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                         4.30**  37.12     15.10   21.34    21.63    32.97
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               756,581  737,691   628,551 563,016  487,483  414,533
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .65*     .66       .66     .65      .64      .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .65*     .66       .66     .65      .64      .64
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.14)*    (.04)      .28     .42       94     1.15
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                58*      87       109     170      175       88
-----------------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- 45
                             Kemper Growth Portfolio

Management Summary
--------------------------------------------------------------------------------

                                                                   June 30, 2000
Kemper Aggressive Growth Portfolio

The Kemper Aggressive Growth Portfolio posted strong returns for the semiannual period, outpacing both the S&P 500 and the Russell 3000 Index. That performance came despite periods of market volatility and a hostile technology environment.

The portfolio's strong showing can be attributed to a number of factors. For example, an underweighting in retail and financial stocks helped us avoid general weakness in that sector, while our large technology exposure allowed us to capitalize on a number of attractive opportunities. Some of the names that performed well during the quarter include Time Warner Telecom, Applied Micro Circuits and Vitesse.

Technology was a mixed bag for the fund, as the portfolio's best and worst performing issues came from this sector. Most notably, Microsoft, which lost ground in the wake of anti-trust proceedings, recently rebounded as legal news surrounding the software giant took a backseat and investors re-focused on fundamentals and solid earnings.

Even in the face of volatile market conditions, there are positive long term-growth trends that look especially promising in technology. The fiber optics area is one place where we have not seen any profit warnings and demand is increasing. The portfolio also benefited from its stock selection. As most retailers declined in the slowing economy, portfolio holding Kohl's gained. As we move forward, we remain focused on companies in exciting growth industries with proper values.

Sewall F. Hodges
Lead Portfolio Manager


As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of a particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

                  46 | Kemper Variable Series --
                       Kemper Aggressive Growth Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Aggressive Growth Portfolio

                                                Principal
                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $510,275 on 7/3/2000**                                   ---------
    (Cost $510,000) ..........................     510,000     510,000
                                                             ---------

--------------------------------------------------------------------------------
Short-Term Obligations 20.9%
--------------------------------------------------------------------------------

 Federal Home Loan Bank Discount Note:
    6.4%, 7/5/2000*** ........................   3,500,000   3,497,507
    6.45%, 7/6/2000*** .......................   4,000,000   3,996,411
 Federal National Mortgage Association
    Discount Note, 6.45%, 7/7/2000*** ........   1,500,000   1,498,400

--------------------------------------------------------------------------------
Total Short-Term Obligations (Cost $8,992,318)               8,992,318
--------------------------------------------------------------------------------

                                                    Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 77.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 2.2%
 Department & Chain Stores 1.3%
 Kohl's Corp.* ...............................       9,900     550,683
                                                             ---------
 Recreational Products 0.5%
 Harley-Davidson, Inc. .......................       5,400     207,895
                                                             ---------
 Restaurants 0.4%
 CEC Entertainment, Inc.* ....................       7,200     184,500
                                                             ---------
 Health 6.7%
 Biotechnology 3.2%
 Immunex Corp.* ..............................       7,400     365,838
 Invitrogen Corp.* ...........................       2,000     150,406
 QLT PhotoTheraputics, Inc.* .................       4,500     349,497
 Waters Corp.* ...............................       4,000     499,250
                                                             ---------
                                                             1,364,991
                                                             ---------
 Medical Supply & Specialty 3.3%
 Andrx Corp.* ................................      11,300     722,317
 Medtronic, Inc. .............................      10,698     532,894
 ResMed, Inc.* ...............................       7,000     187,250
                                                             ---------
                                                             1,442,461
                                                             ---------
 Pharmaceuticals 0.1%
 Charles River Laboratories
    International, Inc.* .....................       2,900      64,344
                                                             ---------
 Communications 4.1%
 Telephone/Communications 4.1%
 Adelphia Business Solutions, Inc.* ..........      10,600     245,788



                                                   Shares      Value ($)
--------------------------------------------------------------------------------

 BroadWing, Inc. .............................      12,600     326,813
 Pinnacle Holdings, Inc.* ....................       6,600     356,400
 Time Warner Telecom, Inc. "A"* ..............      13,200     849,750
                                                             ---------
                                                             1,778,751
                                                             ---------
 Media 2.4%
 Broadcasting & Entertainment
 Citadel Communications Corp.* ...............       9,300     324,919
 Cumulus Media, Inc. "A"* ....................       1,800      16,425
 Univision Communication, Inc.* ..............       3,700     382,950
 Viacom, Inc. "B"* ...........................       4,504     307,117
                                                             ---------
                                                             1,031,411
                                                             ---------
 Service Industries 6.6%
 EDP Services 3.6%
 CSG Systems International, Inc.* ............       6,600     370,013
 Fiserv Inc.* ................................      16,300     704,975
 PSINet, Inc.* ...............................      10,100     253,763
 Sapient Corp.* ..............................       1,900     203,181
                                                             ---------
                                                             1,531,932
                                                             ---------
 Miscellaneous Commercial Services 2.6%
 CMG Information Services, Inc.* .............       2,600     119,113
 Concord EFS, Inc.* ..........................      30,000     780,000
 Internap Network Services Corp.* ............       4,900     203,427
                                                             ---------
                                                             1,102,540
                                                             ---------
 Miscellaneous Consumer Services 0.5%
 eBay, Inc.* .................................       3,600     195,525
                                                             ---------
 Durables 2.3%
 Telecommunications Equipment
 Antec Corp.* ................................       9,300     386,531
 Spectrasite Holdings, Inc.* .................      13,900     394,413
 Tellabs, Inc.* ..............................       2,900     198,469
                                                             ---------
                                                               979,413
                                                             ---------
 Manufacturing 3.2%
 Electrical Products 1.8%
 Anadigics, Inc.* ............................      10,100     344,031
 Nanometrics, Inc.* ..........................      10,300     424,231
                                                             ---------
                                                               768,262
                                                             ---------
 Industrial Specialty 0.9%
 Corning, Inc. ...............................       1,400     377,825
                                                             ---------
 Office Equipment/Supplies 0.6%
 Lexmark International Group,
    Inc. "A"* ................................       3,600     242,100
                                                             ---------
 Technology 48.5%
 Computer Software 10.2%
 Advanced Digital Information Corp.* .........       8,500     135,469
 Broadvision, Inc.* ..........................       6,882     349,692
 Check Point Software
    Technologies, Ltd. .......................       3,800     804,650
 Comverse Technologies, Inc.* ................       6,100     567,300
 Davox Corp.* ................................       9,600     124,200

    The accompanying notes are an integral part of the financial statements.

                                Kemper Variable Series -- | 47
                       Kemper Aggressive Growth Portfolio

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 Evolving Software, Inc.* .................        9,000       52,875
 FirstWorld Communications Inc. "B"* ......          500        5,250
 HNC Software, Inc.* ......................        3,300      203,775
 Information Architects Corp.* ............       10,900       75,619
 Intuit, Inc.* ............................       10,900      450,988
 MetaCreations Corp.* .....................        5,900       70,800
 Microsoft Corp.* .........................        7,700      616,000
 PeopleSoft, Inc.* ........................       13,500      226,125
 SAP AG (Sponsored ADR) ...................        6,200      291,013
 Verity, Inc.* ............................        9,800      372,400
 VocalTec, Ltd.* ..........................        4,200       96,600
                                                           ----------
                                                            4,442,756
                                                           ----------
 Diverse Electronic Products 3.3%
 Dell Computer Corp.* .....................        7,100      350,119
 Natural Microsystems Corp.* ..............        2,400      269,850
 RF Micro Devices, Inc.* ..................        3,900      341,738
 Solectron Corp.* .........................       10,900      456,438
                                                           ----------
                                                            1,418,145
                                                           ----------
 EDP Peripherals 6.6%
 EMC Corp.* ...............................        7,700      592,419
 Mercury Interactive Corp.* ...............       10,000      967,500
 Network Appliance, Inc.* .................        4,700      378,350
 Symbol Technologies, Inc. ................       16,950      915,300
                                                           ----------
                                                            2,853,569
                                                           ----------
 Electronic Components/Distributors 7.3%
 Analog Devices, Inc.* ....................        4,300      326,800
 Applied Micro Circuits Corp.* ............        6,700      661,625
 Cisco Systems, Inc.* .....................        5,800      368,663
 Jabil Circuit* ...........................        9,800      486,325
 Three-Five Systems, Inc.* ................       10,000      590,000
 Vishay Intertechnology, Inc.* ............       18,450      699,947
                                                           ----------
                                                            3,133,360
                                                           ----------

                                                  Shares      Value ($)
--------------------------------------------------------------------------------
 Office/Plant Automation 1.4%
 3Com Corp.* ..............................        2,800      161,350
 Mercury Computer Systems, Inc.* ..........       14,000      452,375
                                                           ----------
                                                              613,725
                                                           ----------
 Precision Instruments 3.5%
 Credence Systems Corp.* ..................        6,800      375,275
 Excel Technology, Inc.* ..................       10,900      548,406
 Photon Dynamics, Inc.* ...................        7,600      567,625
                                                           ----------
                                                            1,491,306
                                                           ----------
 Semiconductors 16.2%
 Atmel Corp.* .............................       13,700      505,188
 California Micro Devices Corp.* ..........        4,800      145,800
 Elantec Semiconductor, Inc.* .............        3,500      243,688
 Intel Corp. ..............................        4,800      641,700
 Intersil Holding Corp.* ..................        7,600      410,875
 Linear Technology Corp.* .................        7,700      492,319
 Pericom Semiconductor Corp.* .............        8,000      544,000
 QLogic Corp.* ............................        6,600      436,013
 SDL, Inc.* ...............................        3,100      884,081
 Sanmina Corp.* ...........................        9,700      829,350
 Silicon Storage Technology, Inc.* ........        8,300      732,994
 Siliconix, Inc.* .........................        2,000      135,000
 Vitesse Semiconductor Corp.* .............       13,300      978,381
                                                           ----------
                                                            6,979,389
                                                           ----------
 Energy 1.9%
 Oil & Gas Production
 Anadarko Petroleum Corp. .................        8,300      409,294
 Nabors Industries, Inc.* .................        9,400      390,688
                                                           ----------
                                                              799,982
                                                           ----------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $30,817,738)                     33,554,865
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $40,320,056) (a)                                  43,057,183
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Aggressive Growth Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $40,320,056. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,737,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,217,496 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,480,369.

    The accompanying notes are an integral part of the financial statements.

                  48 | Kemper Variable Series --
                       Kemper Aggressive Growth Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $40,320,056) .........................   $ 43,057,183
Cash ...........................................................................         49,911
Receivable for investments sold ................................................         94,336
Interest receivable ............................................................             92
Receivable for Portfolio shares sold ...........................................        281,892
Foreign taxes recoverable ......................................................            121
                                                                                   ------------
Total assets ...................................................................     43,483,535
                                                                                   ------------
Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased ..............................................         48,205
Other accrued expenses and payables ............................................         22,999
                                                                                   ------------
Total liabilities ..............................................................         71,204
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $ 43,412,331
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ............................................   $    150,826
Net unrealized appreciation (depreciation) on investments ......................      2,737,127
Accumulated net realized gain (loss) ...........................................       (391,070)
Paid-in capital ................................................................     40,915,448
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $ 43,412,331
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($43,412,331 / 28,345,106
   outstanding shares of beneficial interest, $.01 par value, unlimited number     ------------
   of shares authorized)                                                           $      1.532
                                                                                   ------------

------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $74) ...............................   $      3,130
Interest .......................................................................        259,315
                                                                                   ------------
Total Income ...................................................................        262,445
                                                                                   ------------
Expenses:
Management fee .................................................................        102,832
Custodian and accounting fees ..................................................         30,712
Auditing .......................................................................          1,400
Legal ..........................................................................          1,115
Trustees' fees and expenses ....................................................         10,995
Reports to shareholders ........................................................          1,000
Registration fees ..............................................................          5,270
Other ..........................................................................             50
                                                                                   ------------
Total expenses, before expense reductions ......................................        153,374
Expense reductions .............................................................        (23,105)
                                                                                   ------------
Total expenses, after expense reductions .......................................        130,269
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            132,176
------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................................       (333,847)
Foreign currency related transactions ..........................................            (33)
                                                                                   ------------
                                                                                       (333,880)
Net unrealized appreciation (depreciation) during the period on Investments ....      1,125,605
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                              791,725
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $    923,901
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                Kemper Variable Series -- | 49
                       Kemper Aggressive Growth Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               Six Months      Period Ended
                                                                                                 Ended         December 31,
                                                                                             June 30, 2000       1999(a)
Increase (Decrease) in Net Assets                                                             (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    132,176    $     18,653
Net realized gain (loss) on investment transactions ......................................       (333,880)        138,836
Net unrealized appreciation (depreciation) on investment transactions during the period ..      1,125,605       1,611,522
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................        923,901       1,769,011
Distribution to shareholders from:
Net realized gains .......................................................................       (196,026)           --
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     32,232,384       8,842,615
Reinvestment of distributions ............................................................        196,026            --
Cost of shares redeemed ..................................................................     (1,413,976)       (441,604)
                                                                                             ------------    ------------
Net increase (decrease) in net asssets from Portfolio share transactions .................     31,014,434       8,401,011
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................     31,742,309      10,170,022
Net assets at beginning of period ........................................................     11,670,022       1,500,000
Net assets at end of period (including undistributed net investment income of $150,826 and
   $18,650, respectively)
 .........................................................................................   $ 43,412,331    $ 11,670,022
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      8,342,278       1,500,000
                                                                                             ------------    ------------
Shares sold ..............................................................................     20,856,226       7,189,659
Shares issued to shareholders in reinvestment of distributions ...........................        121,102            --
Shares redeemed ..........................................................................       (974,500)       (347,381)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................     20,002,828       6,842,278
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................     28,345,106       8,342,278
                                                                                             ------------    ------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------------------------------
                                                                                         2000(a)  1999(b)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $1.399    1.000
                                                                                        ------------------
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                                          .008     .006
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                        .135     .393
                                                                                        ------------------
----------------------------------------------------------------------------------------------------------
Total from investment operations                                                          .143     .399
----------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on investment transactions                             (.010)      --
                                                                                        ------------------
----------------------------------------------------------------------------------------------------------
Total distributions                                                                      (.010)      --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $1.532    1.399
                                                                                        ------------------
----------------------------------------------------------------------------------------------------------
Total Return (%)                                                                         10.16**  39.89**
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                 43,412   11,670
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          1.12*    2.66*
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                            .95*     .95*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                 .97*     .80*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                              1.77*      90*
----------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                  50 | Kemper Variable Series --
                       Kemper Aggressive Growth Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000
Kemper Horizon 20+ Portfolio

The first six months of calendar year 2000 was a challenging period for Horizon 20+ Portfolio. Growth stocks outpaced value stocks. Based on price fluctuations of Nasdaq-traded stocks, equities were more volatile than at any point since the early 1990s. It was a time we believe illustrated by the potential benefits of maintaining a diverse global portfolio. Bonds, particularly Treasuries, generally outperformed large-cap domestic stocks.

In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks. In the fixed-income area, we stuck by our mandate to focus on high quality, shorter-term securities. This positioning helped preserve principal and enhance income potential as the Federal Reserve Board raised short-term interest rates.

The portfolio was underweighted in technology companies relative to its composite benchmark because we believed many stocks in this sector were overpriced. This positioning helped reduce volatility when the Nasdaq Composite Index declined sharply in early spring.

In the second quarter, strong returns from large holdings such as Pfizer and Merck helped lift results. This was offset by weakness in selected technology shares such as Microsoft and Cisco Systems.

Throughout the first half of the year, the portfolio's domestic stock holdings had a lower-than-average price/earnings ratio (P/E) compared to the portfolio's equity benchmark (an unmanaged blend of 70% Russell 1000 Index stocks and 30% Russell 2000 Index stocks). We believe this valuation discipline should serve the portfolio well in the coming months.

Robert D. Tymoczko
Lead Portfolio Manager

                             Kemper Variable Series -- | 51
                          Kemper Horizon 20+ Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Horizon 20+ Portfolio
                                                    Principal
                                                    Amount ($)   Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 2.4%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at $787,425                         ---------
    on 7/3/2000** (Cost $787,000) ................     787,000     787,000
                                                                 ---------

--------------------------------------------------------------------------------
U.S. Government & Agencies 18.3%
--------------------------------------------------------------------------------

 U.S. Treasury Notes:
    8.5%, 11/15/2000 .............................     650,000     655,077
    5.5%, 12/31/2000 .............................     675,000     672,044
    6.5%, 5/31/2001 ..............................   1,560,000   1,560,000
    6.625%, 7/31/2001 ............................   1,700,000   1,702,125
    6.25%, 2/28/2002 .............................     830,000     827,145
    7.875%, 11/15/2004 ...........................     501,000     530,514

--------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $6,115,309)               5,946,905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 0.7%
--------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.,:
    6% with various maturities to
      4/15/2006 ..................................      14,218      14,138
    6.5% with various maturities to
      10/17/2014 .................................      54,001      53,798
 Federal National Mortgage Association,
    6.01% with various maturities to
    7/24/2000 ....................................     150,000     149,976

--------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus
   (Cost $217,291)                                                 217,912
--------------------------------------------------------------------------------



                                                         Shares
--------------------------------------------------------------------------------
Preferred Stocks 0.1%
--------------------------------------------------------------------------------

 Service Industries
 Printing/Publishing
 News Corp. Ltd. Preferred ordinary                              ---------
    (Cost $41,043) ...............................       3,200      38,552
                                                                 ---------

--------------------------------------------------------------------------------
Common Stocks 78.5%
--------------------------------------------------------------------------------

 Consumer Discretionary 4.3%
 Apparel & Shoes 0.1%
 Jones Apparel Group, Inc.* ......................       1,956      45,966
                                                                 ---------
 Department & Chain Stores 2.6%
 Ames Department Stores, Inc.* ...................         900       6,975
 AnnTaylor Stores Corp.* .........................         700      23,187
 Burlington Coat Factory Warehouse
    Corp .........................................       2,900      31,356


                                                         Shares    Value ($)
--------------------------------------------------------------------------------

 Dillard's Inc. ..................................       4,300      52,675
 Home Depot, Inc. ................................       3,450     172,284
 Kingfisher plc ..................................       4,300      39,244
 Longs Drug Stores, Inc. .........................       2,700      58,725
 May Department Stores ...........................         900      21,600
 Neiman Marcus Group, Inc.* ......................       2,000      59,125
 Pacific Sunwear of California, Inc. .............       1,000      18,750
 W.H. Smith Group plc ............................       7,900      47,947
 Wal-Mart Stores, Inc. ...........................       5,000     288,125
                                                                 ---------
                                                                   819,993
                                                                 ---------
 Home Furnishings 0.3%
 Furniture Brands International Inc.* ............       4,200      63,525
 Newell Rubbermaid, Inc. .........................         900      23,175
                                                                 ---------
                                                                    86,700
                                                                 ---------
 Recreational Products 0.3%
 Fairfield Communities, Inc.* ....................       5,800      45,675
 Nintendo Co., Ltd. ..............................         300      52,472
                                                                 ---------
                                                                    98,147
                                                                 ---------
 Restaurants 0.3%
 Applebee's International Inc.* ..................       1,500      45,469
 Ryan's Family Steak Houses, Inc.* ...............       6,300      53,156
                                                                 ---------
                                                                    98,625
                                                                 ---------
 Specialty Retail 0.6%
 Amazon.com, Inc.* ...............................         100       3,631
 AutoZone, Inc.* .................................       2,600      57,200
 Avis Rent A Car, Inc.* ..........................       1,200      22,500
 Central Garden & Pet Co. ........................       3,500      31,391
 Family Dollar Stores Inc. .......................       1,500      29,344
 New Business Service, Inc. ......................       1,200      19,500
 The Finish Line, Inc. "A"* ......................       2,300      18,831
 Wet Seal, Inc. "A"* .............................       1,200      15,750
                                                                 ---------
                                                                   198,147
                                                                 ---------
 Miscellaneous 0.1%
 Herman Miller, Inc. .............................       1,200      31,050
                                                                 ---------
 Consumer Staples 3.4%

 Alcohol & Tobacco 1.5%
 Adolph Coors Company ............................         500      30,250
 Bass plc ........................................       4,900      55,240
 Imperial Tobacco Group plc ......................       8,500      81,638
 Philip Morris Companies, Inc. ...................       5,700     151,406
 SEITA ...........................................       1,000      41,928
 UST, Inc. .......................................       3,400      49,938
 Universal Corp. .................................       2,500      52,813
                                                                 ---------
                                                                   463,213
                                                                 ---------
 Consumer Electronic & Photographic 0.3%
 Sony Corp.* .....................................       1,000      93,498
                                                                 ---------
 Consumer Specialties 0.3%
 American Greeting Corp., "A" ....................       2,400      45,600
 Duane Reade Inc.* ...............................       1,700      43,775
                                                                 ---------
                                                                    89,375
                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                     52 | Kemper Variable Series --
                          Kemper Horizon 20+ Portfolio

                                                Shares     Value ($)
--------------------------------------------------------------------------------

 Food & Beverage 1.0%
 Coca-Cola Co. ............................       2,800     160,825
 Farmer Brothers Co. ......................         400      70,000
 Seaboard Corp. ...........................         200      34,400
 Suiza Foods Corp.* .......................         600      29,325
 SUPERVALU, Inc. ..........................       2,100      40,031
                                                          ---------
                                                            334,581
                                                          ---------
 Package Goods/Cosmetics 0.2%
 Chattem, Inc.* ...........................       1,100      15,056
 Procter & Gamble Co. .....................       1,100      62,975
                                                          ---------
                                                             78,031
                                                          ---------
 Textiles 0.1%
 VF Corp. .................................       1,500      35,719
                                                          ---------
 Health 8.4%
 Biotechnology 1.8%
 Affymetrix, Inc.* ........................         200      33,025
 Alkermes, Inc.* ..........................         600      28,275
 Amgen Inc.* ..............................       1,600     112,400
 Bio-Rad Laboratories, Inc. "A"* ..........       1,400      35,000
 Biogen, Inc.* ............................         700      45,150
 Enzo Biochem Inc.* .......................         300      20,700
 Enzon, Inc.* .............................         600      25,500
 Human Genome Sciences, Inc. ..............         600      80,025
 IDEC Pharmaceuticals Corp.* ..............         500      58,656
 Incyte Pharmaceuticals, Inc.* ............         200      16,437
 Millennium Pharmaceuticals, Inc.* ........         800      89,500
 Protein Design Labs, Inc.* ...............         200      32,991
 Triangle Pharmaceuticals, Inc.* ..........       1,000       9,063
                                                          ---------
                                                            586,722
                                                          ---------
 Health Industry Services 0.9%
 Cardinal Health, Inc. ....................       1,900     140,600
 Hanger Orthopedic Group, Inc.* ...........       6,000      29,625
 MedQuist, Inc.* ..........................         600      20,400
 Shared Medical Systems Corp. .............         800      58,350
 Wellpoint Health Networks, Inc.* .........         700      50,706
                                                          ---------
                                                            299,681
                                                          ---------
 Hospital Management 0.2%
 Trigon Healthcare, Inc.* .................         500      25,781
 Universal Health Services, Inc.* .........         500      33,000
                                                          ---------
                                                             58,781
                                                          ---------
 Medical Supply & Specialty 0.5%
 C.R. Bard, Inc. ..........................       2,200     105,875
 Cytyc Corp.* .............................         200      10,675
 Medtronic, Inc. ..........................         900      44,831
 NBTY Inc.* ...............................       1,800      11,475
                                                          ---------
                                                            172,856
                                                          ---------
 Pharmaceuticals 5.0%
 Abgenix, Inc. ............................         400      47,944
 Advance Paradigm, Inc.* ..................       1,100      22,550
 American Home Products Corp. .............       2,200     129,250
 COR Therapeutics, Inc.* ..................         300      25,594
 Celegne Corp. ............................         300      17,662
 Cephalon, Inc. ...........................         300      17,962


                                                 Shares    Value ($)
--------------------------------------------------------------------------------

 Eli Lilly & Co. ..........................       1,200     119,850
 Gilead Sciences, Inc. ....................         700      49,787
 Glaxo Wellcome plc .......................       1,800      52,629
 ImClone Systems Inc.* ....................         300      22,931
 Johnson & Johnson, Inc. ..................       1,400     142,625
 Jones Pharma Inc. ........................         750      29,953
 King Pharmaceuticals, Inc.* ..............         300      13,163
 Medicis Pharmaceutical Corp.* ............         500      28,500
 Merck & Co., Inc. ........................       3,900     298,838
 Pfizer, Inc. .............................       4,750     228,000
 Sankyo Co., Ltd. .........................       1,000      22,619
 Schering-Plough Corp. ....................       1,500      75,750
 SmithKline Beecham plc ...................       5,500      72,186
 Suzuken Co., Ltd. ........................         900      34,849
 Taisho Pharmaceutical Co., Ltd. ..........       4,000     143,552
                                                          ---------
                                                          1,596,194
                                                          ---------
 Communications 8.0%
 Cellular Telephone 0.4%
 Leap Wireless International, Inc.* .......         400      18,800
 Sprint Corp. (PCS Group)* ................         500      29,750
 Telecom Italia Mobile SpA ................       6,400      65,285
                                                          ---------
                                                            113,835
                                                          ---------
 Telephone/Communications 7.3%
 ADC Telecommunications, Inc.* ............         873      73,223
 AT&T Corp.* ..............................       3,600     113,850
 BCE, Inc. ................................         900      21,335
 Bell Atlantic Corp. ......................       1,500      76,219
 BellSouth Corp. ..........................       1,400      59,675
 British Telecom plc ......................       7,600      98,479
 CapRock Communications Corp.* ............         300       5,850
 Deutsche Telekom AG ......................       2,600     147,483
 Digital Microwave Corp.* .................         700      26,687
 Ericsson LM-B Shs ........................       7,200     142,939
 France Telecom S.A .......................         900     125,613
 IDT Corp. ................................         600      20,362
 ITC DeltaCom Inc. ........................         500      11,156
 InterDigital Communication Corp.* ........       1,100      18,219
 Intermedia Communications Inc.* ..........         700      20,825
 JDS Uniphase Corp.* ......................         800      95,900
 Koninklinjke Kpn NV ......................       1,300      58,064
 Level 3 Communications, Inc.* ............         300      26,400
 MasTec, Inc.* ............................         600      22,913
 MRV Communications Inc.* .................         400      26,900
 NEXTLINK Communications, Inc. "A" ........         586      22,231
 Nokia Oyj ................................       4,700     239,496
 Nortel Networks Corp. ....................       1,413      98,004
 Nortel Networks Corp. ....................         400      27,300
 Oki Electric Industry Company* ...........       6,000      46,749
 P-Com Inc.* ..............................         700       3,981
 Proxim, Inc. .............................         100       9,897
 SBC Communicatons, Inc. ..................       2,810     121,533
 Sirius Satellite Radio Inc.* .............         300      13,294
 TALK.com, Inc.* ..........................       1,400       8,138
 Tekelec* .................................         300      14,456

   The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 53
                          Kemper Horizon 20+ Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Telecom Italia SpA .......................       7,200      98,843
 Telefonica S.A.* .........................       1,300      27,885
 Terayon Communication Systems, Inc.* .....         400      25,694
 Viatel, Inc.* ............................         400      11,425
 Vodafone AirTouch plc ....................      63,000     255,225
 WorldCom, Inc.* ..........................       3,100     142,213
 Xircom, Inc.* ............................         700      33,250
                                                          ---------
                                                          2,391,706
                                                          ---------
 Miscellaneous 0.3%
 C-Cube Microsystems Inc.* ................         600      11,775
 Emmis Communications Class A* ............       1,700      70,337
 Metricom, Inc.* ..........................         300       8,363
 VoiceStream Wireless Corp.* ..............         105      12,211
                                                          ---------
                                                            102,686
                                                          ---------
 Financial 12.5%
 Banks 4.7%
 ABN AMRO Holding N.V .....................       7,500     183,472
 Bank of America Corp. ....................       1,914      82,302
 Bank of Nova Scotia ......................       3,000      73,546
 Bank of Tokyo-Mitsubishi, Ltd. ...........       4,000      48,392
 Banque Nationale de Paris ................       1,000      96,098
 Barclays plc .............................       1,900      47,366
 Chase Manhattan Corp. ....................       2,400     110,550
 Christiania Bank og Kreditkasse ..........      15,200      81,542
 Credit Suisse Group (Registered) .........         300      59,607
 Dresdner Bank AG .........................       1,800      74,476
 FleetBoston Financial Corp. ..............       4,000     136,000
 Fuji Bank, Ltd. ..........................       5,000      38,060
 Golden West Financial Corp. ..............       1,200      48,975
 Lloyds TSB Group plc .....................       6,000      56,808
 PNC Bank Corp. ...........................         800      37,500
 Sakura Bank, Ltd. ........................       9,000      62,303
 San Paolo-- IMI S.p.A ....................       2,200      38,990
 Societe Generale .........................         800      48,049
 St. George Bank Ltd. .....................       4,000      27,246
 Sumitomo Bank, Ltd. ......................       3,000      36,832
 UBS AG (Registered) ......................         400      58,535
 Wells Fargo Co. ..........................       2,000      77,500
                                                          ---------
                                                          1,524,149
                                                          ---------
 Insurance 3.0%
 AMBAC Financial Group, Inc. ..............       2,500     137,031
 AXA S.A ..................................         700     110,112
 Aetna, Inc. ..............................         500      32,094
 American General Corp. ...................       1,000      61,000
 Chubb Corp. ..............................         370      22,755
 Cigna Corp. ..............................         100       9,350
 Fidelity National Financial, Inc. ........       1,900      34,794
 Hartford Financial Services Group, Inc. ..         400      22,375
 ING Groep N.V ............................       1,520     102,596
 Jefferson Pilot Corp. ....................       1,325      74,780
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered) ..........         250      78,890
 Protective Life Corp. ....................       1,700      45,263
 Skandia Forsakrings AB ...................       3,400      90,128


                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Stewart Information Services Corp. .......       1,400      20,475
 Torchmark Corp. ..........................       2,100      51,844
 XL Capital Ltd. "A" ......................       1,651      89,360
                                                          ---------
                                                            982,847
                                                          ---------
 Business Finance 0.3%
 Heller Financial Inc. ....................       4,100      84,050
                                                          ---------
 Consumer Finance 1.4%
 Citigroup, Inc. ..........................       5,650     340,412
 Promise Co., Ltd. ........................         400      31,657
 SLM Holding Corp. ........................       1,500      56,156
 Takefuji Corp. ...........................         300      36,294
                                                          ---------
                                                            464,519
                                                          ---------
 Other Financial Companies 2.9%
 ACOM Co., Ltd. ...........................         300      25,273
 Edwards (A.G.) Inc. ......................       2,300      89,700
 Federal Home Loan Mortgage Corp. .........       2,300      93,150
 Federal National Mortgage Association ....       2,900     151,344
 GreenPoint Financial Corp. ...............       2,900      54,375
 HSBC Holdings plc ........................       5,500      63,048
 Halifax Group plc ........................       5,000      48,098
 Legg Mason, Inc. .........................       2,400     120,000
 Man (ED&F) Group plc .....................      10,600      85,403
 Morgan Stanley Dean Witter & Co. .........       1,800     149,850
 Nichiei Co., Ltd. ........................         800      13,146
 Nomura Securities Co., Ltd. ..............       2,000      49,015
                                                          ---------
                                                            942,402
                                                          ---------
 Real Estate 0.2%
 Cheung Kong Holdings Ltd. ................       4,000      43,999
 Sun Hung Kai Properties Ltd. .............       3,200      22,987
                                                          ---------
                                                             66,986
                                                          ---------
 Media 1.8%
 Advertising 0.0%
 DoubleClick, Inc.* .......................         200       7,625
                                                          ---------
 Broadcasting & Entertainment 0.6%
 British Sky Broadcasting Group plc .......       2,300      45,088
 EM.TV & Merchandising AG .................         100       5,882
 NBC Internet Inc.-A* .....................       1,200      15,000
 Pegasus Communications Corp.* ............         800      39,250
 Walt Disney Co. ..........................       2,200      85,387
                                                          ---------
                                                            190,607
                                                          ---------
 Cable Television 1.0%
 ACTV, Inc.* ..............................         800      11,950
 AT&T Corp.-- Liberty Media
    Group "A"* ............................       3,600      87,300
 Canal Plus S.A ...........................         200      33,558
 Comcast Corp. "A" ........................       1,600      64,800
 Granada Group plc ........................       7,000      70,099
 Media One Group, Inc.* ...................         700      46,638
                                                          ---------
                                                            314,345
                                                          ---------
 Print Media 0.2%
 Softbank Corp. ...........................         500      67,998
                                                          ---------

    The accompanying notes are an integral part of the financial statements.

                     54 | Kemper Variable Series --
                          Kemper Horizon 20+ Portfolio

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 Service Industries 3.6%
 EDP Services 0.7%
 Affiliated Computer Services* ............       1,200      39,675
 First Data Corp. .........................       2,600     129,025
 Micromuse, Inc.* .........................         300      49,645
 VeriSign, Inc.* ..........................         100      17,650
                                                          ---------
                                                            235,995
                                                          ---------
 Investment 0.8%
 Bear Stearns Companies, Inc. .............       1,911      79,545
 Charles Schwab Corp. .....................       1,200      40,350
 Paine Webber Group, Inc. .................       1,400      63,700
 Raymond James Financial, Inc. ............       3,000      67,500
                                                          ---------
                                                            251,095
                                                          ---------
 Miscellaneous Commercial Services 0.7%
 Aspect Communications Corp.* .............         700      27,519
 CMG Information Services, Inc. ...........         200       9,162
 Cap Gemini SA ............................         300      52,768
 Diamond Technology Partners Inc. .........         200      17,600
 Hanson plc ...............................       7,800      55,269
 Kelly Services, Inc. "A" .................         600      13,875
 Personnel Group of America, Inc.* ........       3,200       9,400
 Vivendi ..................................         600      52,882
                                                          ---------
                                                            238,475
                                                          ---------
 Miscellaneous Consumer Services 0.8%
 Akamai Technologies, Inc.* ...............          59       7,005
 Go2Net, Inc.* ............................         200      10,062
 Navigant Consulting, Inc.* ...............       3,000      12,750
 Peregrine Systems, Inc.* .................       1,250      43,359
 Profit Recovery Group
    International, Inc.* ..................       1,300      21,613
 TXU Corporation ..........................       2,100      61,950
 United Utilities plc .....................       7,100      70,454
 Yahoo!, Inc.* ............................         200      24,775
                                                          ---------
                                                            251,968
                                                          ---------
 Printing/Publishing 0.2%
 Mail-Well, Inc.* .........................       3,700      31,913
 Reuters Group plc ........................       2,000      34,200
                                                          ---------
                                                             66,113
                                                          ---------
 Miscellaneous 0.4%
 Adecco S.A ...............................         100      84,864
 Metris Companies Inc. ....................       1,200      30,150
 Startek Inc.* ............................         400      20,150
                                                          ---------
                                                            135,164
                                                          ---------
 Durables 3.3%
 Aerospace 0.9%
 Alliant Techsystems, Inc.* ...............         500      33,719
 Boeing Co. ...............................       1,300      54,356
 GenCorp, Inc. ............................       2,300      18,400
 Primex Technologies, Inc. ................       2,000      44,000
 Teledyne Technologies Inc.* ..............         300       5,025
 United Technologies Corp. ................       2,400     141,300
                                                          ---------
                                                            296,800
                                                          ---------
 Automobiles 1.1%
 Borg-Warner Automotive Inc. ..............         550      19,319
 DaimlerChrysler AG .......................         700      36,771


                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 GKN plc ..................................       5,000      63,954
 Honda Motor Co., Ltd. ....................       2,000      68,187
 Monaco Coach Corp.* ......................       1,200      16,350
 Toyota Motor Corp. .......................       3,000     136,847
                                                          ---------
                                                            341,428
                                                          ---------
 Construction/Agricultural Equipment 0.1%
 Terex Corp.* .............................       2,200      31,075
                                                          ---------
 Telecommunications Equipment 1.2%
 Advanced Fibre Communications, Inc.* .....         700      31,719
 Alcatel ..................................       1,000      65,495
 Antec Corp. ..............................         800      33,250
 Com21, Inc.* .............................         400      10,000
 Lucent Technologies, Inc. ................       3,300     195,525
 Polycom, Inc.* ...........................         200      18,819
 Scientific-Atlanta, Inc. .................         500      37,250
                                                          ---------
                                                            392,058
                                                          ---------
 Manufacturing 7.1%
 Chemicals 1.0%
 Akzo Nobel N.V ...........................       1,600      67,879
 BASF AG ..................................       2,300      92,971
 BOC Group plc ............................       3,900      56,216
 Dow Chemical Co. .........................         600      18,112
 Praxair, Inc. ............................       1,600      59,900
 Rohm & Haas Co. ..........................         300      10,350
 Valhi, Inc. ..............................       2,700      28,013
                                                          ---------
                                                            333,441
                                                          ---------
 Containers & Paper 0.6%
 FPB Holding AG ...........................         966     149,652
 UPM-Kymmene Oyj ..........................       1,800      44,617
                                                          ---------
                                                            194,269
                                                          ---------
 Diversified Manufacturing 3.5%
 Briggs & Stratton Corp. ..................       1,700      58,225
 Cooper Industries, Inc. ..................       1,100      35,819
 General Electric Co. .....................      10,500     556,500
 Hillenbrand Industries, Inc. .............       2,100      65,756
 Honeywell International, Inc. ............       2,400      80,850
 Hutchison Whampoa, Ltd. ..................       4,180      52,548
 Koninklijke Philips Electronics N.V ......       2,100      98,901
 Man AG ...................................         900      27,456
 Siemens AG ...............................         500      75,076
 Sulzer Brothers Ltd. (Registered) ........         100      66,434
 Tyco International Ltd. ..................           1          47
 Water Pik Technologies, Inc.* ............         105         656
                                                          ---------
                                                          1,118,268
                                                          ---------
 Electrical Products 0.3%
 ABB, Ltd. ................................         300      35,865
 Anadigics, Inc.* .........................         250       8,516
 Power-One, Inc.* .........................         450      51,272
                                                          ---------
                                                             95,653
                                                          ---------
 Industrial Specialty 0.7%
 Carlisle Companies Inc. ..................       1,700      76,500
 Corning, Inc. ............................         400     107,950
 Kulicke & Soffa Industries, Inc. .........         400      23,750

    The accompanying notes are an integral part of the financial statements.

                         Kemper Variable Series -- | 55
+                      Kemper Horizon 20+ Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Qualcomm Inc.* ...........................         500      30,000
                                                          ---------
                                                            238,200
                                                          ---------
 Machinery/Components/Controls 0.9%
 Asyst Technologies, Inc.* ................         400      13,700
 Illinois Tool Works, Inc. ................       1,297      73,929
 Ingersoll-Rand Co. .......................       2,100      84,525
 Okuma Corp. ..............................      10,000      43,821
 Reliance Steel & Aluminum Co. ............       3,950      75,544
                                                          ---------
                                                            291,519
                                                          ---------
 Office Equipment/Supplies 0.1%
 Olivetti SpA* ............................       6,200      22,520
                                                          ---------
 Technology 16.7%
 Computer Software 4.5%
 Actuate Corp.* ...........................         200      10,675
 Advanced Digital Information Corp.* ......         400       6,375
 America Online, Inc.* ....................       2,000     105,500
 Ancor Communications, Inc.* ..............         500      17,883
 Avant! Corp.* ............................       2,600      48,709
 BEA Systems, Inc.* .......................         600      29,662
 Broadvision, Inc.* .......................         900      45,731
 Celera Genomics ..........................         500      46,750
 Citrix Systems, Inc.* ....................         300       5,681
 Computer Associates
    International, Inc. ...................         900      46,069
 Echelon Corp.* ...........................         300      17,381
 Entrust Technologies Inc.* ...............         300      24,825
 Exchange Applications, Inc.* .............         600      15,975
 Exodus Communications, Inc.* .............         200       9,212
 HNC Software, Inc.* ......................         400      24,700
 Hyperion Solutions Corp.* ................         400      12,975
 I2 Technologies Inc.* ....................         220      22,938
 ISS Group, Inc. ..........................         500      49,367
 InfoCure Corp.* ..........................       1,900      10,687
 Informatica Corp.* .......................         200      16,387
 MTI Technology Corp.* ....................         600       4,800
 Macrovision Corp.* .......................         500      31,961
 Manugistics Group Inc.* ..................         100       4,675
 Mercator Software Inc.* ..................         200      13,750
 Micrel Inc.* .............................         600      26,063
 MicroStrategy Inc.* ......................         700      21,000
 Microsoft Corp.* .........................       4,700     376,000
 Oracle Corp.* ............................       1,800     151,313
 RSA Security, Inc.* ......................         600      41,550
 Rare Medium Group, Inc.* .................         400       6,325
 Remedy Corp.* ............................         400      22,300
 Reynolds and Reynolds Co. ................       1,200      21,900
 S1 Corp.* ................................         300       6,994
 Sybase Inc.* .............................       1,300      29,900
 Synopsys Ltd.* ...........................         900      31,106
 THQ, Inc.* ...............................       1,000      12,188
 Verity, Inc.* ............................         200       7,600
 VerticalNet, Inc.* .......................         600      22,163
 Wave Systems Corp.* ......................         300       4,744


                                                 Shares    Value ($)
--------------------------------------------------------------------------------

 Wind River Systems* ......................         600      22,725
                                                          ---------
                                                          1,426,539
                                                          ---------
 Diverse Electronic Products 0.9%
 Applied Materials, Inc.* .................       1,200     108,750
 DSP Group, Inc.* .........................         400      22,400
 Dell Computer Corp.* .....................       2,500     123,281
 Motorola Inc. ............................       1,500      43,594
                                                          ---------
                                                            298,025
                                                          ---------
 EDP Peripherals 1.1%
 EMC Corp.* ...............................       2,000     153,875
 Iomega Corp.* ............................       2,800      11,200
 MMC Networks, Inc.* ......................         400      21,375
 Mercury Interactive Corp.* ...............       1,000      96,750
 Network Appliance, Inc.* .................         200      16,100
 SCM Microsystems, Inc. ...................         200      12,113
 VERITAS Software Corp.* ..................         450      50,857
                                                          ---------
                                                            362,270
                                                          ---------
 Electronic Components/Distributors 2.5%
 Altera Corp.* ............................         300      30,581
 Analog Devices, Inc.* ....................         400      30,400
 Broadcom Corp.* ..........................         100      21,894
 Cisco Systems, Inc.* .....................       7,400     470,362
 Kyocera Corp. ............................         300      50,970
 PMC-Sierra, Inc.* ........................         200      35,538
 Powerwave Technologies, Inc.* ............         400      17,600
 SCI Systems, Inc.* .......................         300      11,756
 Sandisk Corp.* ...........................         300      18,356
 Sawtek, Inc.* ............................         400      23,025
 Technitrol, Inc. .........................       1,200     116,250
                                                          ---------
                                                            826,732
                                                          ---------
 Electronic Data Processing 2.0%
 Apple Computer, Inc.* ....................         600      31,425
 Compaq Computer Corp. ....................       2,700      69,019
 Fujitsu, Ltd. ............................       2,000      69,320
 Hewlett-Packard Co. ......................         900     112,387
 International Business Machines Corp. ....       2,100     230,081
 Sun Microsystems, Inc.* ..................       1,500     136,406
                                                          ---------
                                                            648,638
                                                          ---------
 Military Electronics 0.6%
 Computer Sciences Corp.* .................         700      52,281
 General Dynamics Corp. ...................       2,300     120,175
 Titan Corp.* .............................         700      31,325
                                                          ---------
                                                            203,781
                                                          ---------
 Office/Plant Automation 0.1%
 3Com Corp.* ..............................         500      28,813
 Cognex Corp. .............................         100       5,175
                                                          ---------
                                                             33,988
                                                          ---------
 Precision Instruments 0.4%
 ADTRAN, Inc.* ............................         400      23,950
 Credence Systems Corp.* ..................         600      33,112
 Harmonic Inc.* ...........................         725      17,944
 Lam Research Corp.* ......................       1,200      45,000
                                                          ---------
                                                            120,006
                                                          ---------
 Semiconductors 4.3%
 ARM Holdings plc* ........................         500       5,371

    The accompanying notes are an integral part of the financial statements.

                     56 | Kemper Variable Series --
                          Kemper Horizon 20+ Portfolio

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 Alpha Industries, Inc.* ..................         300      13,219
 Burr-Brown Corp.* ........................         800      69,350
 Cree Research, Inc.* .....................         300      40,050
 Cymer, Inc.* .............................         500      23,875
 Cypress Semiconductor Corp.* .............       1,500      63,375
 Emcore Corp.* ............................         100      12,000
 Emulex Corp.* ............................         400      26,275
 Integrated Device Technology, Inc. .......       1,200      71,850
 Intel Corp. ..............................       3,900     521,381
 International Rectifier Corp* ............         800      44,800
 KEMET Corp.* .............................       1,400      35,088
 Kopin Corp.* .............................         400      27,700
 Lattice Semiconductor Corp.* .............         700      48,388
 Linear Technology Corp. ..................         300      19,181
 Micron Technology, Inc.* .................         200      17,613
 Rohm Company Ltd. ........................         200      58,554
 S3 Inc.* .................................         700      10,325
 STMicroelectronics N.V ...................         900      56,629
 Semitech Corp.* ..........................         500      38,242
 Texas Instruments, Inc. ..................       1,600     109,900
 Transwitch Corp.* ........................         400      30,875
 Triquint Semiconductor, Inc.* ............         400      38,275
                                                          ---------
                                                          1,382,316
                                                          ---------
 Miscellaneous 0.3%
 Advanced Radio Telecom Corp.* ............         400       5,850
 Agilent Technologies, Inc.* ..............         343      25,315
 Amkor Technology, Inc.* ..................         800      28,250
 iGATE Capital Corp.* .....................         900      12,375
 Wabtec ...................................       3,762      39,031
                                                          ---------
                                                            110,821
                                                          ---------
 Energy 3.4%

 Oil & Gas Production 0.8%
 Cabot Oil & Gas Corp. "A" ................       3,700      78,394
 Marine Drilling Companies, Inc. ..........       1,000      28,000
 Repsol SA ................................       4,460      88,653
 Tosco Corp. ..............................       2,300      65,119
                                                          ---------
                                                            260,166
                                                          ---------
 Oil Companies 1.1%
 Ashland Inc. .............................         900      31,556
 ENI SpA ..................................      19,000     109,588
 Elf Aquitaine SA .........................         400      81,797
 Total Fina ELF S.A. "B" ..................         937     143,462
                                                          ---------
                                                            366,403
                                                          ---------
 Oil/Gas Transmission 0.2%
 El Paso Energy Corporation* ..............         700      35,656
 Enron Corp. ..............................         700      45,150
                                                          ---------
                                                             80,806
                                                          ---------
 Oilfield Services/Equipment 1.3%
 BP Amoco plc .............................      22,800     219,329
 Key Energy Group, Inc.* ..................       2,400      23,100
 National-Oilwell, Inc. ...................       2,300      75,613
 Patterson Energy, Inc.* ..................       1,300      37,050
 Pride International Inc.* ................       1,700      42,075
                                                          ---------
                                                            397,167
                                                          ---------

                                                 Shares    Value ($)
--------------------------------------------------------------------------------

 Metals & Minerals 0.3%
 Coal Mining 0.0%
 Arch Coal Inc. ...........................         221       1,703
                                                          ---------
 Precious Metals 0.1%
 Stillwater Mining Co.* ...................         600      16,725
                                                          ---------
 Steel & Metals 0.2%
 Allegheny Technologies, Inc. .............       1,050      18,900
 Bethlehem Steel Corp. ....................       1,600       5,700
 Nucor Corp. ..............................       1,500      49,781
                                                          ---------
                                                             74,381
                                                          ---------
 Construction 2.0%
 Building Materials 1.5%
 Centex Construction Products, Inc. .......       1,400      31,763
 Elcor Corp. ..............................         750      17,250
 Fletcher Challenge Building Corp. ........      33,000      34,982
 Florida Rock Industries, Inc. ............       1,100      39,187
 Grupo Dragados, S.A ......................       2,100      15,035
 Holderbank Financiere Glaris AG
    (Bearer) ..............................         100     122,459
 LaFarge Corp. ............................       3,400      71,400
 Taiheiyo Cement Corp. ....................      27,000      56,609
 Vulcan Materials Co. .....................       1,700      72,569
                                                          ---------
                                                            461,254
                                                          ---------
 Building Products 0.2%
 Genlyte Group, Inc. ......................       1,800      37,912
 Nortek, Inc. .............................       1,800      35,550
                                                          ---------
                                                             73,462
                                                          ---------
 Homebuilding 0.2%
 Del Webb Corp.* ..........................       1,230      18,834
 Standard Pacific Corp. ...................       5,000      50,000
                                                          ---------
                                                             68,834
                                                          ---------
 Miscellaneous 0.1%
 Quanta Services, Inc.* ...................         600      33,000
                                                          ---------
 Transportation 0.5%
 Marine Transportation 0.1%
 Newport News Shipbuilding, Inc. ..........         800      29,400
                                                          ---------
 Railroads 0.2%
 Trinity Industries, Inc. .................       3,470      64,195
                                                          ---------
 Trucking 0.2%
 Roadway Express, Inc. ....................       1,800      42,188
 U.S. Xpress Enterprises, Inc. "A"* .......       1,400      11,288
                                                          ---------
                                                             53,476
                                                          ---------
 Utilities 2.9%
 Electric Utilities 2.5%
 AES Corp.* ...............................       1,000      45,625
 Avista Corp. .............................       1,400      24,413
 Black Hills Corp. ........................       2,600      58,662
 CH Energy Group, Inc. ....................         900      30,544
 Chugoku Electric Power Co., Inc. .........      14,400     208,755
 El Paso Electric Co. .....................       1,200      13,425

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 57
                          Kemper Horizon 20+ Portfolio

                                                  Shares     Value ($)
--------------------------------------------------------------------------------

 Electrabel NPV ...........................          300       74,047
 Scottish Power plc .......................       12,300      104,512
 Shikoku Electric Power Co., Inc. .........       11,900      160,600
 Tohoku Electric Power Co., Inc. ..........        3,800       51,320
 WPS Resources Corp. ......................        1,700       51,106
                                                            ---------
                                                             823,009
                                                           ----------
 Natural Gas Distribution 0.2%
 Columbia Energy Group ....................        1,150       75,469
                                                           ----------
 Miscellaneous 0.2%
 SCANA Corp. ..............................        2,335       56,332
                                                            ---------


                                                 Shares      Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.3%
 Miscellaneous
 GKN plc Class B ..........................        5,000          835
 Michael Stores, Inc. .....................        1,300       59,556
 Talbots Inc. .............................          900       49,444
                                                            ---------
                                                              109,835
                                                            ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $26,261,317)                     25,433,808
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $33,421,960) (a)                                  32,424,177
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 20+ Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $33,421,960. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $997,783. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,057,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,055,340.

    The accompanying notes are an integral part of the financial statements.

                     58 | Kemper Variable Series --
                          Kemper Horizon 20+ Portfolio

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $33,421,960) .......................   $ 32,424,177
Foreign currency, at value (cost $15,070) ....................................         15,073
Dividends receivable .........................................................         19,456
Interest receivable ..........................................................         89,924
Foreign taxes recoverable ....................................................         12,779
Other assets .................................................................         11,499
                                                                                 ------------
Total assets .................................................................     32,572,908

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................             54
Payable for Portfolio shares redeemed ........................................         50,759
Accrued management fee .......................................................         16,381
Other accrued expenses and payables ..........................................         35,486
                                                                                 ------------
Total liabilities ............................................................        102,680
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 32,470,228
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $    337,254
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................       (997,783)
   Foreign currency related transactions .....................................           (537)
Accumulated net realized gain (loss) .........................................      1,491,913
Paid-in capital ..............................................................     31,639,381
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 32,470,228
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($32,470,228 / 23,826,431
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.363
                                                                                 ------------

Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $9,698) ..........................   $    248,903
Interest .....................................................................        233,891
                                                                                 ------------
Total Income .................................................................        482,794
                                                                                 ------------
Expenses:
Management fee ...............................................................        101,254
Custodian fees ...............................................................         26,006
Auditing .....................................................................          5,435
Legal ........................................................................          2,666
Trustees' fees and expenses ..................................................          5,377
Reports to shareholders ......................................................          4,512
Other ........................................................................          2,378
                                                                                 ------------
Total expenses, before expense reductions ....................................        147,628
Expense reductions ...........................................................           (156)
                                                                                 ------------
Total expenses, after expense reductions .....................................        147,472
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                          335,322
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................      1,621,444
Foreign currency related transactions ........................................         (2,715)
                                                                                 ------------
                                                                                    1,618,729
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (3,578,804)
Foreign currency related transactions ........................................            231
                                                                                 ------------
                                                                                   (3,578,573)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (1,959,844)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (1,624,522)
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                             Kemper Variable Series -- | 59
                          Kemper Horizon 20+ Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    335,322    $    674,626
Net realized gain (loss) on investment transactions ......................................      1,618,729       3,353,823
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (3,578,573)       (790,431)
                                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........................     (1,624,522)      3,238,018
                                                                                             ------------    ------------
Distributions to shareholders from:
Net investment income ....................................................................       (649,416)       (491,192)
                                                                                             ------------    ------------
Net realized gains .......................................................................     (3,355,318)       (245,596)
                                                                                             ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      1,684,002       8,126,926
Reinvestment of distributions ............................................................      4,004,734         736,788
Cost of shares redeemed ..................................................................     (4,997,907)    (12,221,092)
                                                                                             ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ..................        690,829      (3,357,378)
                                                                                             ------------    ------------
Increase (decrease) in net assets ........................................................     (4,938,427)       (856,148)
Net assets at beginning of period ........................................................     37,408,655      38,264,803
Net assets at end of period (including undistributed net investment income of $316,139 and   ------------    ------------
   $651,348, respectively) ...............................................................   $ 32,470,228    $ 37,408,655
                                                                                             ------------    ------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     23,172,830      25,393,872
                                                                                             ------------    ------------
Shares sold ..............................................................................      1,159,489       5,363,764
Shares issued to shareholders in reinvestment of distributions ...........................      2,861,833         485,960
Shares redeemed ..........................................................................     (3,367,721)     (8,070,766)
                                                                                             ------------    ------------
Net increase (decrease) in Portfolio shares ..............................................        653,601      (2,221,042)
                                                                                             ------------    ------------
Shares outstanding at end of period ......................................................     23,826,431      23,172,830
                                                                                             ------------    ------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2000(a)   1999    1998     1997    1996(b)
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $1.614    1.507   1.378    1.154    1.000
                                                                         --------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               .014(c)  .027(c) .019     .020     .012
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions        (.080)    .110    .160     .214     .142
                                                                         --------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (.066)    .137    .179     .234     .154
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                     (.030)   (.020)  (.010)   (.010)      --
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                             (.155)   (.010)  (.040)      --       --
                                                                         --------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.185)   (.030)  (.050)   (.010)      --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $1.363    1.614   1.507    1.378    1.154
                                                                         --------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (4.33)**  9.26   13.01    20.48   15.37**
---------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                  32,470   37,409  38,265   16,659    3,759
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .87*     .78     .67      .93    1.13*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .87*     .78     .67      .93     .81*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  1.98*    1.78    1.84     1.58    1.71*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 100*      62      55       75      60*
---------------------------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

    The accompanying notes are an integral part of the financial statements.

                     60 | Kemper Variable Series --
                          Kemper Horizon 20+ Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Horizon 10+ Portfolio

Horizon 10+ Portfolio maintained a 60 percent weighting in domestic and international stocks during the first six months of calendar year 2000, the most volatile period for U.S. equities since the early 1990s.

For most of the period, the portfolio was underweighted in technology companies relative to its composite benchmark because we believed many domestic stocks in this sector were overpriced. This positioning helped reduce volatility when the Nasdaq Composite Index declined sharply in early spring.

On a global basis, growth stocks generally outpaced value stocks. By maintaining a diverse mix of stocks in the U.S. and abroad, the portfolio limited its losses to a greater extent than would have been possible if we had invested in one asset class. In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks.

The portfolio's 40 percent weighting in bonds between December and June helped preserve principal amid a rising interest rate environment. U. S. bonds, particularly Treasuries, generally outperformed large-cap domestic stocks during the period. Central banks around the world generally raised rates except for Japan, which maintained a near zero interest rate policy to stimulate growth.

By focusing on high-quality, shorter-term securities, we enhanced income potential as the Federal Reserve Board raised short-term interest rates. Most of the portfolio's bond holdings were U.S. government securities maturing in three years or less. Because the U.S. yield curve inverted during the period, we were able to provide all of the yield of the longest-term domestic bonds with a lower risk profile.

Throughout the first half of the year, the portfolio's domestic stock holdings had a lower-than-average price/earnings ratio (P/E) compared to the portfolio's equity benchmark (an unmanaged blend of 70% Russell 1000 Index stocks and 30% Russell 2000 Index stocks). We believe this valuation discipline should serve the portfolio well in the coming months.

Robert D. Tymoczko
Lead Portfolio Manager

                         61 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

                                                Principal
                                               Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.8%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $1,071,578 on 7/3/2000**                               ----------
    (Cost $1,071,000) .....................    1,071,000    1,071,000
                                                           ----------

--------------------------------------------------------------------------------
U.S. Government Obligations 39.2%
--------------------------------------------------------------------------------

 U.S. Treasury Securities 35.3%
 U.S. Treasury Note:
    8.5%, 11/15/2000 ......................    1,100,000    1,108,591
    5.5%, 12/31/2000 ......................    1,700,000    1,692,554
    5.375%, 2/15/2001 .....................    1,200,000    1,192,128
    8%, 5/15/2001 .........................    1,000,000    1,012,340
    6.5%, 5/31/2001 .......................    4,040,000    4,040,000
    6.625%, 7/31/2001 .....................    2,650,000    2,653,312
    6.25%, 2/28/2002 ......................    6,670,000    6,647,055
    7.875%, 11/15/2004 ....................    2,380,000    2,520,206
                                                           ----------
                                                           20,866,186
                                                           ----------
 Mortgage-backed Securities 3.9%
 Federal Home Loan Mortgage Corp.:
    6% with various maturities to
      4/15/2006 ...........................       46,918       46,654
    6.5% with various maturities to
      10/17/2014 ..........................      116,076      115,641
 Federal National Mortgage Association:
    6.01% with various maturities to
      7/24/2000 ...........................      500,000      499,920
    5.63% with various maturities to
      5/15/2004 ...........................    1,750,000    1,667,155
                                                           ----------
                                                            2,329,370
                                                           ----------

--------------------------------------------------------------------------------
Total U.S. Government Obligations
   (Cost $23,776,927)                                      23,195,556
--------------------------------------------------------------------------------


                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.1%
--------------------------------------------------------------------------------

 Service Industries
 Printing/Publishing
 News Corp. Ltd. Preferred ordinary                        ----------
    (Cost $44,891) ........................        3,500       42,167
                                                           ----------

--------------------------------------------------------------------------------
Common Stocks 58.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.2%
 Apparel & Shoes 0.2%
 Jones Apparel Group, Inc.* ...............        1,604       37,694
                                                           ----------

                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Talbots Inc. .............................        1,400       76,912
                                                           ----------
                                                             114,606
                                                           ----------
 Department & Chain Stores 1.9%
 Ames Department Stores, Inc.* ............        1,600       12,400
 AnnTaylor Stores Corp.* ..................        1,500       49,688
 Burlington Coat Factory Warehouse
    Corp ..................................        4,100       44,331
 Dillard's Inc. ...........................        5,500       67,375
 Home Depot, Inc. .........................        4,950      247,191
 Kingfisher plc ...........................        9,100       83,052
 Longs Drug Stores, Inc. ..................        4,000       87,000
 Neiman Marcus Group, Inc.* ...............        2,000       59,125
 Pacific Sunwear of California, Inc.* .....        1,100       20,625
 W.H. Smith Group plc .....................       11,200       67,975
 Wal-Mart Stores, Inc. ....................        6,500      374,563
                                                           ----------
                                                            1,113,325
                                                           ----------
 Home Furnishings 0.2%
 Furniture Brands International Inc.* .....        4,300       65,037
 Newell Rubbermaid, Inc. ..................        1,200       30,900
                                                           ----------
                                                               95,937
                                                           ----------
 Recreational Products 0.2%
 Fairfield Communities, Inc.* .............        8,000       63,000
 Nintendo Co., Ltd. .......................          400       69,963
                                                           ----------
                                                              132,963
                                                           ----------
 Restaurants 0.1%
 Ryan's Family Steak Houses, Inc.* ........        6,100       51,469
                                                           ----------

 Specialty Retail 0.6%
 Amazon.com, Inc.* ........................          100        3,631
 AutoZone, Inc.* ..........................        3,500       77,000
 Avis Rent A Car, Inc.* ...................          900       16,875
 Central Garden & Pet Co.* ................        5,000       44,844
 Family Dollar Stores Inc. ................        2,800       54,775
 Michael Stores, Inc.* ....................        1,600       73,300
 New Business Service, Inc. ...............        4,200       68,250
 The Finish Line, Inc. "A"* ...............        2,600       21,288
 Wet Seal, Inc. "A"* ......................        1,400       18,375
                                                           ----------
                                                              378,338
                                                           ----------
 Consumer Staples 2.5%
 Alcohol & Tobacco 1.0%
 Bass plc .................................        3,000       33,821
 Imperial Tobacco Group plc ...............       12,200      117,175
 Philip Morris Companies, Inc. ............        8,300      220,469
 SEITA ....................................        1,400       58,700
 UST, Inc. ................................        3,500       51,406
 Universal Corp. ..........................        4,500       95,062
                                                           ----------
                                                              576,633
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                        62 | Kemper Variable Series --
                             Kemper Horizon 10+ Portfolio

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Consumer Electronic & Photographic 0.2%
 Sony Corp. ..............................       1,400     130,897
                                                         ---------

 Consumer Specialties 0.2%
 American Greeting Corp., "A" ............       3,300      62,700
 Duane Reade Inc.* .......................       2,000      51,500
                                                         ---------
                                                           114,200
                                                         ---------
 Food & Beverage 0.8%
 Coca-Cola Co. ...........................       3,500     201,031
 Farmer Brothers Co. .....................         300      52,500
 Michael Foods, Inc. .....................       1,700      41,650
 SUPERVALU, Inc. .........................       2,800      53,375
 Seaboard Corp. ..........................         400      68,800
 Suiza Foods Corp.* ......................       1,200      58,650
                                                         ---------
                                                           476,006
                                                         ---------
 Package Goods/Cosmetics 0.2%
 Chattem, Inc. ...........................       1,900      26,006
 Procter & Gamble Co. ....................       1,400      80,150
                                                         ---------
                                                           106,156
                                                         ---------
 Textiles 0.1%
 VF Corp. ................................       4,000      95,250
                                                         ---------

 Health 6.3%
 Biotechnology 1.3%
 Affymetrix, Inc.* .......................         300      49,538
 Alkermes, Inc.* .........................         600      28,275
 Amgen Inc.* .............................       1,700     119,425
 Bio-Rad Laboratories, Inc. "A"* .........       1,700      42,500
 Biogen, Inc.* ...........................         900      58,050
 Entremed Inc.* ..........................         300       8,981
 Enzo Biochem Inc.* ......................         500      34,500
 Enzon, Inc.* ............................         900      38,250
 Human Genome Sciences, Inc.* ............         700      93,363
 IDEC Pharmaceuticals Corp.* .............         700      82,119
 Incyte Pharmaceuticals, Inc.* ...........         300      24,656
 Millennium Pharmaceuticals, Inc.* .......         800      89,500
 Protein Design Labs, Inc.* ..............         400      65,981
 Triangle Pharmaceuticals, Inc.* .........       1,400      12,688
                                                         ---------
                                                           747,826
                                                         ---------
 Health Industry Services 0.8%
 Aegon NV ................................       2,000      71,063
 Cardinal Health, Inc. ...................       3,140     232,360
 Hanger Orthopedic Group, Inc.* ..........       8,700      42,956
 MedQuist, Inc.* .........................         900      30,600
 Shared Medical Systems Corp. ............         900      65,644
 Wellpoint Health Networks, Inc.* ........         800      57,950
                                                         ---------
                                                           500,573
                                                         ---------
 Hospital Management 0.1%
 Universal Health Services, Inc.* ........         900      59,400
                                                         ---------

 Medical Supply & Specialty 0.4%
 C.R. Bard, Inc. .........................       2,700     129,937
 Cytyc Corp.* ............................         400      21,350
 Medtronic, Inc. .........................       1,700      84,681

                                               Shares              Value ($)
--------------------------------------------------------------------------------

 NBTY Inc.* ..............................       1,500       9,562
                                                         ---------
                                                           245,530
                                                         ---------
 Pharmaceuticals 3.7%
 Abgenix, Inc.* ..........................         400      47,944
 Advance Paradigm, Inc.* .................       1,100      22,550
 American Home Products Corp. ............       2,700     158,625
 Bristol-Myers Squibb Co. ................       1,300      75,725
 COR Therapeutics, Inc.* .................         300      25,594
 Celegne Corp.* ..........................         400      23,550
 Cephalon, Inc. ..........................         300      17,963
 Eli Lilly & Co. .........................       1,700     169,788
 Gilead Sciences, Inc.* ..................       1,100      78,237
 Glaxo Wellcome plc ......................       2,100      61,401
 ImClone Systems Inc.* ...................         400      30,575
 Johnson & Johnson, Inc. .................       1,000     101,875
 Jones Pharma Inc. .......................       1,050      41,934
 King Pharmaceuticals, Inc.* .............         450      19,744
 Medicis Pharmaceutical Corp.* ...........         600      34,200
 Merck & Co., Inc. .......................       5,500     421,437
 Novartis AG (Registered) ................         100     158,217
 Pfizer, Inc. ............................       5,900     283,200
 Sankyo Co., Ltd. ........................       3,000      67,857
 Schering-Plough Corp. ...................       1,900      95,950
 SmithKline Beecham plc ..................       5,100      66,936
 Suzuken Co., LTD ........................       2,700     104,547
 Takeda Chemical Industries, Ltd. ........       1,000      65,732
                                                         ---------
                                                         2,173,581
                                                         ---------
 Communications 5.7%
 Cellular Telephone 0.3%
 Leap Wireless International, Inc.* ......         500      23,500
 Sprint Corp. (PCS Group)* ...............         600      35,700
 Telecom Italia Mobile SpA ...............       9,400      95,888
                                                         ---------
                                                           155,088
                                                         ---------
 Telephone/Communications 5.2%
 ADC Telecommunications, Inc.* ...........         903      75,739
 AT&T Corp. ..............................       4,900     154,962
 BCE, Inc. ...............................       1,200      28,446
 Bell Atlantic Corp. .....................       1,400      71,138
 BellSouth Corp. .........................       2,200      93,775
 British Telecom plc .....................      10,100     130,873
 CapRock Communications Corp.* ...........         500       9,750
 Deutsche Telekom AG .....................       3,800     215,552
 Digital Microwave Corp.* ................         500      19,062
 Ericsson LM "B" .........................       9,600     190,586
 France Telecom S.A ......................       1,400     195,399
 IDT Corp.* ..............................       1,000      33,937
 ITC DeltaCom Inc.* ......................         800      17,850
 InterDigital Communication Corp.* .......       1,500      24,844
 Intermedia Communications Inc.* .........       1,100      32,725
 JDS Uniphase Corp.* .....................         900     107,887
 Koninklinjke Kpn NV .....................       1,450      64,763
 Level 3 Communications, Inc.* ...........         400      35,200
 MasTec, Inc.* ...........................         600      22,912

    The accompanying notes are an integral part of the financial statements.

                         63 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 MRV Communications Inc.* ................         400      26,900
 NEXTLINK Communications, Inc. "A"* ......         714      27,087
 Nokia Oyj ...............................       5,500     280,261
 Nortel Networks Corp ....................       1,884     130,673
 Nortel Networks Corp. ...................       1,200      81,900
 Oki Electric Industry Company* ..........       6,000      46,749
 P-Com Inc.* .............................       1,500       8,531
 Proxim, Inc.* ...........................         100       9,897
 SBC Communications, Inc. ................       4,259     184,202
 Sirius Satellite Radio Inc.* ............         400      17,725
 TALK.com, Inc.* .........................       2,000      11,625
 Tekelec* ................................         500      24,094
 Telecom Italia SpA ......................       8,300     113,944
 Telefonica S.A.* ........................       2,600      55,771
 Terayon Communication Systems, Inc.* ....         600      38,541
 Viatel, Inc.* ...........................         400      11,425
 Vodafone AirTouch plc ...................      65,300     264,543
 WorldCom, Inc.* .........................       4,400     201,850
 Xircom, Inc.* ...........................         800      38,000
                                                         ---------
                                                         3,099,118
                                                         ---------
 Miscellaneous 0.2%
 C-Cube Microsystems Inc.* ...............         700      13,737
 Emmis Communications "A"* ...............       1,900      78,612
 Metricom, Inc.* .........................         400      11,150
 VoiceStream Wireless Corp.* .............         157      18,259
                                                         ---------
                                                           121,758
                                                         ---------
 Financial 9.6%
 Banks 3.5%
 ABN AMRO Holding N.V. ...................       8,100     198,150
 Bank of America Corp. ...................       2,764     118,852
 Bank of Nova Scotia .....................       2,000      49,031
 Bank of Tokyo-Mitsubishi, Ltd. ..........       6,000      72,588
 Banque Nationale de Paris ...............       1,250     120,122
 Barclays plc ............................       3,600      89,745
 Chase Manhattan Corp. ...................       3,750     172,734
 Christiania Bank og Kreditkasse .........      19,200     103,000
 Credit Suisse Group (Registered) ........         300      59,607
 Dime Bancorp, Inc. ......................         200       3,150
 Dresdner Bank AG ........................       1,900      78,613
 FleetBoston Financial Corp. .............       5,800     197,200
 Fuji Bank, Ltd. .........................       5,000      38,060
 Lloyds TSB Group plc ....................      10,300      97,520
 PNC Bank Corp. ..........................         900      42,187
 Pacific Century Financial Corporation ...       3,200      46,800
 Provident Financial Group ...............       1,000      23,812
 Sakura Bank, Ltd. .......................       7,000      48,458
 San Paolo-IMI S.p.A .....................       5,500      97,475
 Societe Generale ........................       2,000     120,122
 St. George Bank Ltd. ....................       8,400      57,217
 Sumitomo Bank, Ltd. .....................       3,000      36,832
 UBS AG (Registered) .....................         600      87,803
 Wells Fargo Co. .........................       2,300      89,125
                                                         ---------
                                                         2,048,203
                                                         ---------

                                     Shares              Value ($)
--------------------------------------------------------------------------------

 Insurance 2.5%
 AFLAC, Inc. .............................         800      36,750
 AMBAC Financial Group, Inc. .............       3,900     213,769
 AXA S.A .................................         900     141,572
 Aetna, Inc. .............................         600      38,513
 American General Corp. ..................       1,800     109,800
 Chubb Corp. .............................         494      30,381
 Cigna Corp. .............................         600      56,100
 Corporacion Mapfre, S.A .................       2,100      26,567
 Fidelity National Financial, Inc. .......       3,000      54,937
 Hartford Financial Services Group, Inc. .       1,200      67,125
 ING Groep N.V ...........................       3,187     215,113
 Jefferson Pilot Corp. ...................       2,150     121,341
 Muenchener Rueckversicherungs-
    Gesellschaft AG ......................         350     110,446
 Protective life Corp. ...................       1,900      50,587
 Skandia Forsakrings AB ..................       4,400     116,636
 Stewart Information Services Corp. ......       2,000      29,250
 Torchmark Corp. .........................       2,100      51,844
                                                         ---------
                                                         1,470,731
                                                         ---------
 Business Finance 0.2%
 Heller Financial Inc. ...................       5,200     106,600
                                                         ---------

 Consumer Finance 1.0%
 Citigroup, Inc. .........................       7,550     454,888
 Promise Co., Ltd. .......................         600      47,485
 SLM Holding Corp. .......................       1,900      71,131
 Takefuji Corp. ..........................         400      48,392
                                                         ---------
                                                           621,896
                                                         ---------
 Other Financial Companies 2.3%
 ACOM Co., Ltd. ..........................         300      25,273
 Edwards (A.G.) Inc. .....................       4,100     159,900
 Federal Home Loan Mortgage Corp. ........       3,000     121,500
 Federal National Mortgage Association ...       3,800     198,313
 GreenPoint Financial Corp. ..............       2,300      43,125
 HSBC Holdings plc .......................      10,300     118,071
 Halifax Group plc .......................       7,700      74,072
 Legg Mason, Inc. ........................       2,900     145,000
 Man (ED&F) Group plc ....................      14,300     115,213
 Morgan Stanley Dean Witter & Co. ........       3,100     258,075
 Nichiei Co., Ltd. .......................       1,700      27,936
 Nomura Securities Co., Ltd. .............       3,000      73,523
                                                         ---------
                                                         1,360,001
                                                         ---------
 Real Estate 0.1%
 Cheung Kong Holdings Ltd. ...............       5,100      56,099
 Sun Hung Kai Properties Ltd. ............       3,200      22,987
                                                         ---------
                                                            79,086
                                                         ---------
 Media 1.3%
 Advertising 0.0%
 DoubleClick, Inc.* ......................         200       7,625
                                                         ---------

 Broadcasting & Entertainment 0.6%
 British Sky Broadcasting Group plc* .....       3,600      70,573

    The accompanying notes are an integral part of the financial statements.

                         64 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

                                               Shares   Value ($)
--------------------------------------------------------------------------------

 EM.TV & Merchandising AG ................       100     5,882
 NBC Internet Inc "A"* ...................     1,400    17,500
 Pegasus Communications Corp.* ...........     1,000    49,063
 Viacom, Inc. "B"* .......................     1,085    73,983
 Walt Disney Co. .........................     3,900   151,369
                                                       -------
                                                       368,370
                                                       -------
 Cable Television 0.5%
 ACTV, Inc.* .............................     1,000    14,937
 AT&T Corp.-- Liberty Media
    Group "A"* ...........................     4,800   116,400
 Canal Plus S.A ..........................       300    50,337
 Comcast Corp. "A"* ......................     2,100    85,050
 Media One Group, Inc.* ..................       800    53,300
                                                       -------
                                                       320,024
                                                       -------
 Print Media 0.2%
 Softbank Corp. ..........................       700    95,198
                                                       -------

 Service Industries 2.4%
 EDP Services 0.5%
 Affiliated Computer Services* ...........     1,200    39,675
 First Data Corp. ........................     3,500   173,688
 Micromuse, Inc.* ........................       400    66,194
 VeriSign, Inc.* .........................       200    35,300
                                                       -------
                                                       314,857
                                                       -------
 Investment 0.5%
 Bear Stearns Companies, Inc. ............     2,212    92,074
 Charles Schwab Corp. ....................     1,500    50,437
 Paine Webber Group, Inc. ................     2,600   118,300
 Raymond James Financial, Inc. ...........     2,700    60,750
                                                       -------
                                                       321,561
                                                       -------
 Miscellaneous Commercial Services 0.4%
 Aspect Communications Corp.* ............       900    35,381
 CMG Information Services, Inc.* .........       200     9,162
 Cap Gemini S.A ..........................       200    35,179
 Convergys Corp.* ........................       700    36,313
 Diamond Technology Partners Inc.* .......       400    35,200
 Personnel Group of America, Inc.* .......     4,800    14,100
 Vivendi .................................       700    61,696
                                                       -------
                                                       227,031
                                                       -------
 Miscellaneous Consumer Services 0.6%
 Akamai Technologies, Inc.* ..............       119    14,129
 Go2Net, Inc.* ...........................       400    20,125
 Navigant Consulting, Inc.* ..............     4,500    19,125
 Peregrine Systems, Inc.* ................     1,600    55,500
 Profit Recovery Group
    International, Inc.* .................     1,800    29,925
 TXU Corporation .........................     4,000   118,000
 United Utilities plc ....................     7,300    72,439
 Yahoo!, Inc.* ...........................       200    24,775
                                                       -------
                                                       354,018
                                                       -------
 Printing/Publishing 0.2%
 Mail-Well, Inc.* ........................     4,400    37,950
 Reuters Group plc .......................     2,900    49,590
                                                       -------
                                                        87,540
                                                       -------

                                               Shares   Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.2%
 Adecco S.A ..............................       100    84,864
 Metris Companies Inc. ...................     1,200    30,150
 Startek Inc.* ...........................       500    25,187
                                                       -------
                                                       140,201
                                                       -------
 Durables 2.4%
 Aerospace 0.6%
 Alliant Techsystems, Inc.* ..............     1,000    67,438
 Primex Technologies, Inc. ...............     1,700    37,400
 United Technologies Corp. ...............     3,800   223,725
                                                       -------
                                                       328,563
                                                       -------
 Automobiles 0.8%
 Borg-Warner Automotive Inc. .............     2,240    78,680
 DaimlerChrysler AG ......................     1,200    63,035
 Honda Motor Co., Ltd. ...................     3,000   102,281
 Monaco Coach Corp.* .....................     1,400    19,075
 Renault S.A .............................       700    31,766
 Toyota Motor Corp. ......................     4,000   182,462
                                                       -------
                                                       477,299
                                                       -------
 Construction/Agricultural Equipment 0.1%
 Terex Corp.* ............................     3,000    42,375
                                                       -------

 Telecommunications Equipment 0.9%
 Advanced Fibre Communications, Inc.* ....     1,100    49,844
 Alcatel .................................     1,000    65,495
 Antec Corp.* ............................       800    33,250
 Com21, Inc.* ............................       500    12,500
 Lucent Technologies, Inc. ...............     4,900   290,325
 Polycom, Inc.* ..........................       400    37,637
 Scientific-Atlanta, Inc. ................       600    44,700
                                                       -------
                                                       533,751
                                                       -------
 Miscellaneous 0.0%
 GKN plc .................................       400     5,116
 GKN plc "B"* ............................     9,400     1,569
                                                       -------
                                                         6,685
                                                       -------
 Manufacturing 5.8%
 Chemicals 0.9%
 Akzo Nobel N.V ..........................     3,900   165,454
 BASF AG .................................     2,500   101,055
 BOC Group plc ...........................     6,100    87,928
 Praxair, Inc. ...........................     3,300   123,544
 Valhi, Inc. .............................     4,700    48,762
                                                       -------
                                                       526,743
                                                       -------
 Containers & Paper 0.5%
 FPB Holding AG* .........................     1,671   258,870
 UPM-Kymmene Oyj .........................     2,300    57,010
                                                       -------
                                                       315,880
                                                       -------
 Diversified Manufacturing 2.5%
 Briggs & Stratton Corp. .................     2,500    85,625
 Cooper Industries, Inc. .................     1,600    52,100
 General Electric Co. ....................    14,100   747,300
 Hillenbrand Industries, Inc. ............     2,200    68,888
 Honeywell International, Inc. ...........     3,400   114,537

    The accompanying notes are an integral part of the financial statements.

                        65  | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

                                                Shares     Value ($)
--------------------------------------------------------------------------------

 Hutchison Whampoa, Ltd. .................       4,730      59,462
 Koninklijke Philips Electronics N.V .....       1,600      75,353
 Man AG ..................................         500      15,254
 Matthews International Corp. ............       3,800     110,200
 Siemens AG ..............................         600      90,092
 Sulzer Brothers Ltd. (Registered) .......         100      66,434
 Williams, plc ...........................       1,500       8,762
                                                         ---------
                                                         1,494,007
                                                         ---------
 Electrical Products 0.4%
 ABB, Ltd. ...............................         400      47,820
 Amphenol Corp "A" .......................       1,000      66,188
 Anadigics, Inc.* ........................         300      10,219
 Power-One, Inc.* ........................         450      51,272
 Taiyo Yuden Co., Ltd. ...................       1,000      62,710
                                                         ---------
                                                           238,209
                                                         ---------
 Industrial Specialty 0.7%
 Carlisle Companies Inc. .................       2,500     112,500
 Corning, Inc. ...........................         500     134,938
 Kulicke & Soffa Industries, Inc. ........         700      41,563
 QUALCOMM Inc.* ..........................         700      42,000
 Sherwin-Williams Co. ....................       2,700      57,206
                                                         ---------
                                                           388,207
                                                         ---------
 Machinery/Components/Controls 0.7%
 Asyst Technologies, Inc.* ...............         400      13,700
 Illinois Tool Works, Inc. ...............       2,403     136,971
 Ingersoll-Rand Co. ......................       2,700     108,675
 Okuma Corp. .............................      18,000      78,878
 Reliance Steel & Aluminum Co. ...........       4,200      80,325
                                                         ---------
                                                           418,549
                                                         ---------
 Office Equipment/Supplies 0.1%
 Olivetti SpA* ...........................       9,200      33,417
                                                         ---------

 Technology 12.7%
 Computer Software 3.4%
 Actuate Corp.* ..........................         500      26,688
 Advanced Digital Information Corp.* .....         600       9,563
 America Online, Inc.* ...................       2,700     142,425
 Ancor Communications, Inc.* .............         600      21,459
 Avant! Corp.* ...........................       3,700      69,317
 BEA Systems, Inc.* ......................         700      34,606
 Broadvision, Inc.* ......................       1,400      71,138
 Celera Genomics* ........................         700      65,450
 Citrix Systems, Inc.* ...................         400       7,575
 Computer Associates
    International, Inc. ..................       1,200      61,425
 Echelon Corp.* ..........................         400      23,175
 Entrust Technologies Inc.* ..............         200      16,550
 Exodus Communications, Inc.* ............         400      18,425
 HNC Software, Inc.* .....................         600      37,050
 Hyperion Solutions Corp.* ...............         600      19,463
 I2 Technologies Inc.* ...................         275      28,673
 ISS Group, Inc.* ........................         600      59,241
 InfoCure Corp.* .........................       1,400       7,875
 Informatica Corp* .......................         300      24,581
 MTI Technology Corp.* ...................         600       4,800

                                                 Shares    Value ($)
--------------------------------------------------------------------------------

 Macrovision Corp.* ......................         700      44,745
 Manugistics Group Inc.* .................         300      14,025
 Mercator Software Inc.* .................         300      20,625
 Micrel Inc.* ............................         800      34,750
 MicroStrategy Inc.* .....................         900      27,000
 Microsoft Corp.* ........................       6,500     520,000
 Oracle Corp.* ...........................       2,800     235,375
 RSA Security, Inc.* .....................         800      55,400
 Rare Medium Group, Inc.* ................         500       7,906
 Remedy Corp.* ...........................         600      33,450
 Reynolds and Reynolds Co. ...............       1,200      21,900
 S1 Corp.* ...............................         400       9,325
 SAP AG ..................................         300      55,485
 Sybase Inc.* ............................       2,200      50,600
 Synopsys Ltd.* ..........................         400      13,825
 THQ, Inc.* ..............................         800       9,750
 Verity, Inc.* ...........................         500      19,000
 VerticalNet, Inc.* ......................         800      29,550
 Wave Systems Corp.* .....................         600       9,488
 Wind River Systems* .....................         900      34,088
                                                         ---------
                                                         1,995,766
                                                         ---------
 Diverse Electronic Products 0.7%
 Applied Materials, Inc.* ................       1,600     145,000
 DSP Group, Inc.* ........................         700      39,200
 Dell Computer Corp.* ....................       3,100     152,869
 Motorola Inc. ...........................       1,800      52,312
                                                         ---------
                                                           389,381
                                                         ---------
 EDP Peripherals 0.8%
 EMC Corp.* ..............................       2,600     200,037
 Iomega Corp.* ...........................       3,300      13,200
 MMC Networks, Inc.* .....................         800      42,750
 Mercury Interactive Corp.* ..............       1,200     116,100
 Network Appliance, Inc.* ................         300      24,150
 SCM Microsystems, Inc.* .................         300      18,169
 VERITAS Software Corp.* .................         550      62,159
                                                         ---------
                                                           476,565
                                                         ---------
 Electronic Components/Distributors 2.0%
 Altera Corp.* ...........................         500      50,969
 Analog Devices, Inc.* ...................         700      53,200
 Broadcom Corp.* .........................         100      21,894
 Cisco Systems, Inc.* ....................      10,000     635,625
 Kyocera Corp. ...........................         400      67,961
 PMC-Sierra, Inc.* .......................         300      53,306
 Powerwave Technologies, Inc.* ...........         600      26,400
 SCI Systems, Inc.* ......................         700      27,431
 Sandisk Corp.* ..........................         600      36,712
 Sawtek, Inc.* ...........................         600      34,538
 Technitrol, Inc. ........................       1,600     155,000
                                                         ---------
                                                         1,163,036
                                                         ---------
 Electronic Data Processing 1.4%
 Apple Computer, Inc.* ...................         800      41,900
 Compaq Computer Corp. ...................       2,900      74,131
 Fujitsu, Ltd. ...........................       3,000     103,981
 Hewlett-Packard Co. .....................       1,500     187,312

    The accompanying notes are an integral part of the financial statements.

                        66  | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

                                                Shares     Value ($)
--------------------------------------------------------------------------------

 International Business Machines Corp. ...       2,900     317,731
 Sun Microsystems, Inc.* .................       1,500     136,406
                                                         ---------
                                                           861,461
                                                         ---------
 Military Electronics 0.5%
 Computer Sciences Corp.* ................       1,140      85,144
 General Dynamics Corp. ..................       3,500     182,875
 Titan Corp.* ............................       1,300      58,175
                                                         ---------
                                                           326,194
                                                         ---------
 Office/Plant Automation 0.1%
 3Com Corp.* .............................         600      34,575
 Cognex Corp.* ...........................         300      15,525
                                                         ---------
                                                            50,100
                                                         ---------
 Precision Instruments 0.2%
 ADTRAN, Inc.* ...........................         600      35,925
 Credence Systems Corp.* .................         600      33,113
 Harmonic Inc.* ..........................         879      21,755
 Lam Research Corp.* .....................       1,400      52,500
                                                         ---------
                                                           143,293
                                                         ---------
 Semiconductors 3.3%
 ARM Holdings plc* .......................       1,500      16,114
 Alpha Industries, Inc.* .................         400      17,625
 Burr-Brown Corp.* .......................       1,300     112,694
 Cree Research, Inc.* ....................         300      40,050
 Cymer, Inc.* ............................         800      38,200
 Cypress Semiconductor Corp.* ............       2,100      88,725
 Emcore Corp.* ...........................         200      24,000
 Emulex Corp.* ...........................         500      32,844
 Integrated Device Technology, Inc.* .....       1,300      77,837
 Intel Corp. .............................       5,200     695,175
 International Rectifier Corp* ...........       1,200      67,200
 KEMET Corp.* ............................       1,400      35,087
 Kopin Corp.* ............................         600      41,550
 Lattice Semiconductor Corp.* ............       1,000      69,125
 Linear Technology Corp. .................       1,200      76,725
 Micron Technology, Inc.* ................         400      35,225
 Rohm Company Ltd. .......................         200      58,554
 S3 Inc.* ................................       1,700      25,075
 STMicroelectronics N.V ..................         900      56,629
 Semitech Corp.* .........................         700      53,539
 Texas Instruments, Inc. .................       2,200     151,112
 Transwitch Corp.* .......................         800      61,750
 Triquint Semiconductor, Inc.* ...........         600      57,412
                                                         ---------
                                                         1,932,247
                                                         ---------
 Miscellaneous 0.3%
 Advanced Radio Telecom Corp.* ...........         800      11,700
 Agilent Technologies, Inc.* .............         572      42,192
 Amkor Technology, Inc.* .................       1,100      38,844
 iGATE Capital Corp.* ....................       1,600      22,000
 Wabtec ..................................       4,092      42,454
                                                         ---------
                                                           157,190
                                                         ---------
 Energy 2.8%
 Oil & Gas Production 0.9%
 Cabot Oil & Gas Corp. "A" ...............       6,100     129,244


                                               Shares      Value ($)
--------------------------------------------------------------------------------

 Coastal Corp. ...........................         600      36,525
 Exxon Mobil Corp. .......................       1,500     117,750
 Marine Drilling Companies, Inc.* ........       1,700      47,600
 Repsol S.A ..............................       5,580     110,916
 Tosco Corp. .............................       4,000     113,250
                                                         ---------
                                                           555,285
                                                         ---------
 Oil Companies 0.7%
 ENI SpA .................................      21,800     125,737
 Elf Aquitaine S.A .......................         400      81,797
 Total Fina ELF S.A. "B" .................       1,300     199,040
                                                         ---------
                                                           406,574
                                                         ---------
 Oil/Gas Transmission 0.3%
 Enron Corp. .............................         900      58,050
 Questar Corp. ...........................       5,800     112,375
                                                         ---------
                                                           170,425
                                                         ---------
 Oilfield Services/Equipment 0.9%
 BP Amoco plc ............................      32,900     316,488
 Key Energy Group, Inc.* .................       2,900      27,912
 National-Oilwell, Inc.* .................       1,900      62,462
 Patterson Energy, Inc.* .................       2,100      59,850
 Pride International Inc.* ...............       2,700      66,825
                                                         ---------
                                                           533,537
                                                         ---------
 Metals & Minerals 0.2%
 Precious Metals 0.0%
 Stillwater Mining Co.* ..................         900      25,088
                                                         ---------

 Steel & Metals 0.2%
 AK Steel Holding Corp. ..................       2,350      18,800
 AMCOL International Corp. ...............       1,025      16,913
 Nucor Corp. .............................       2,400      79,650
                                                         ---------
                                                           115,363
                                                         ---------
 Construction 1.2%
 Building Materials 0.8%
 Centex Construction Products, Inc. ......       1,900      43,106
 Elcor Corp. .............................       1,200      27,600
 Fletcher Challenge Building Corp. .......      49,700      52,685
 Florida Rock Industries, Inc. ...........       1,400      49,875
 LaFarge Corp. ...........................       6,300     132,300
 Taiheiyo Cement Corp. ...................      57,000     119,507
                                                         ---------
                                                           425,073
                                                         ---------
 Building Products 0.2%
 Genlyte Group, Inc.* ....................       2,600      54,763
 Nortek, Inc. ............................       3,000      59,250
                                                           114,013
                                                         ---------
 Homebuilding 0.1%
 Del Webb Corp.* .........................       1,800      27,562
 Standard Pacific Corp. ..................       5,500      55,000
                                                         ---------
                                                            82,562
                                                         ---------
 Miscellaneous 0.1%
 Quanta Services, Inc.* ..................       1,050      57,750
                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                        67 | Kemper Variable Series --
                             Kemper Horizon 10+ Portfolio

                                                Shares     Value ($)
--------------------------------------------------------------------------------

 Transportation 0.4%
 Marine Transportation 0.1%
 Newport News Shipbuilding, Inc. .........       2,000      73,500
                                                         ---------

 Railroads 0.2%
 Trinity Industries, Inc. ................       4,530      83,805
                                                         ---------

 Trucking 0.1%
 Roadway Express, Inc. ...................       2,400      56,250
 U.S. Xpress Enterprises, Inc. "A"* ......         200       1,612
                                                         ---------
                                                            57,862
                                                         ---------
 Utilities 2.4%
 Electric Utilities 1.9%
 AES Corp.* ..............................       1,600      73,000
 Avista Corp. ............................       1,700      29,644
 Black Hills Corp. .......................       2,200      49,637
 CH Energy Group, Inc. ...................       1,900      64,481
 Calpine Corp.* ..........................       1,000      65,750

                                                Shares      Value ($)
--------------------------------------------------------------------------------

 Chugoku Electric Power Co., Inc. ........      20,200     292,837
 Electrabel NPV ..........................         300      74,047
 Kyushu Electric Power Co. ...............      14,400     208,075
 Northwestern Corp. ......................       1,700      39,312
 Scottish Power plc ......................       8,400      71,374
 Tokyo Electric Power Co. ................       6,200     151,362
                                                         ---------
                                                         1,119,519
                                                         ---------
 Natural Gas Distribution 0.2%
 Columbia Energy Group ...................       1,750     114,844
                                                         ---------

 Water Supply 0.2%
 Suez Lyonnaise des Eaux S.A .............         500      87,470
                                                         ---------

 Miscellaneous 0.1%
 SCANA Corp. .............................       2,903      70,035
                                                         ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $35,900,091)                  34,803,219
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $60,792,909) (a)                               59,111,942
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 10+ Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $60,792,909. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $1,680,967. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,096,001 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,776,968.





    The accompanying notes are an integral part of the financial statements.

                         68 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

Financial Statements

-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $60,792,909) .................................................     $   59,111,942
Foreign currency, at value (cost $33,010) ..............................................................             33,006
Dividends receivable ...................................................................................             25,443
Interest receivable ....................................................................................            334,934
Receivable for Portfolio shares sold ...................................................................             16,221
Foreign taxes recoverable ..............................................................................             17,449
                                                                                                             ----------------
Total assets ...........................................................................................         59,538,995
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Due to custodian bank ..................................................................................             26,979
Accrued management fee .................................................................................             29,833
Other accrued expenses and payables ....................................................................             17,759
                                                                                                             ----------------
Total liabilities ......................................................................................             74,571
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $   59,464,424
-----------------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................................................     $      708,643
Net unrealized appreciation (depreciation) on:
   Investments .........................................................................................         (1,680,967)
   Foreign currency related transactions ...............................................................               (435)
Accumulated net realized gain (loss) ...................................................................          2,695,430
Paid-in capital ........................................................................................         57,741,753
-----------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                         $   59,464,424
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
NetAsset Value and redemption price per share ($59,464,424 / 45,460,760
   outstanding shares of beneficial interest, $.01 par value, unlimited number                               ----------------
   of shares authorized) ...............................................................................     $        1.308
                                                                                                             ----------------
-----------------------------------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $10,547) ...................................................     $      301,340
Interest ...............................................................................................            817,185
                                                                                                             ----------------
Total Income ...........................................................................................          1,118,525
                                                                                                             ----------------
Expenses:
Management fee .........................................................................................            185,704
Custodian fees .........................................................................................             24,358
Auditing ...............................................................................................             11,799
Legal ..................................................................................................              1,416
Trustees' fees and expenses ............................................................................              6,167
Reports to shareholders ................................................................................              9,581
Registration fees ......................................................................................                562
0ther ..................................................................................................              2,605
                                                                                                             ----------------
Total expenses, before expense reductions ..............................................................            242,192
Expense reductions .....................................................................................               (138)
                                                                                                             ----------------
Total expenses, after expense reductions ...............................................................            242,054
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                        876,471
-----------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ............................................................................................          2,722,361
Foreign currency related transactions ..................................................................             (3,027)
                                                                                                             ----------------
                                                                                                                  2,719,334
Net unrealized appreciation (depreciation) during the period on:
Investments ............................................................................................         (5,088,775)
Foreign currency related transactions ..................................................................                338
                                                                                                             ----------------
 .......................................................................................................         (5,088,437)

-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                                                       (2,369,103)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                               $  (1,492,632)
-----------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of the financial statements.

                         69 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    876,471    $  1,816,318
Net realized gain (loss) on investment transactions ......................................      2,719,334       4,274,902
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (5,088,437)       (841,874)
                                                                                             ------------    ----------------
Net increase (decrease) in net assets resulting from operations ..........................     (1,492,632)      5,248,346
Distributions to shareholders from:
Net investment income ....................................................................     (1,719,538)     (1,329,005)
                                                                                             ------------    ----------------
Net realized gains .......................................................................     (4,298,847)           --
                                                                                             ------------    ----------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      2,640,079      16,490,075
Reinvestment of distributions ............................................................      6,018,385       1,329,005
Cost of shares redeemed ..................................................................     (8,646,296)    (12,185,621)
                                                                                             ------------    ----------------
Net increase (decrease) in net assets from Portfolio share transactions ..................         12,168       5,633,459
                                                                                             ------------    ----------------
Increase (decrease) in net assets ........................................................     (7,498,849)      9,552,800
Net assets at beginning of period ........................................................     66,963,273      57,410,473
Net assets at end of period (including undistributed net investment income of $708,643 and   ------------    ----------------
   $1,551,710, respectively) .............................................................   $ 59,464,424    $ 66,963,273
                                                                                              ------------    ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     45,281,650      41,183,869
                                                                                             ------------    ----------------
Shares sold ..............................................................................      1,911,041      11,782,300
Shares issued to shareholders in reinvestment of distributions ...........................      4,537,692         956,610
Shares redeemed ..........................................................................     (6,269,623)     (8,641,129)
                                                                                             ------------    ----------------
Net increase (decrease) in Portfolio shares ..............................................        179,110       4,097,781
                                                                                             ------------    ----------------
Shares outstanding at end of period ......................................................     45,460,760      45,281,650
                                                                                             ------------    ----------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                         2000(a)    1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $1.479     1.394   1.289    1.114    1.000
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    .019(c)   .040(c)   .020     .034     .018
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions              (.050)      .075    .125     .151     .096
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                (.031)      .115    .145     .185     .114
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (.040)    (.030)  (.010)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                   (.100)        --  (.030)       --       --
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (.140)    (.030)  (.040)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $1.308     1.479   1.394    1.289    1.114
                                                                                ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                (2.21)**    8.38   11.30    16.77   11.37**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                         59,464    66,963  57,411   22,553    5,727
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                   .79*       .72     .64      .83    1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                    .79*       .72     .64      .83     .78*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        2.85*      2.83    2.84     2.77    2.69*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        80*        50      35       67      76*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c) Based on monthly average shares outstanding during the period.

*  Annualized

** Not annualized

      The accompanying notes are an integral part of the financial statements.

                         70 | Kemper Variable Series --
                              Kemper Horizon 10+ Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Horizon 5 Portfolio

By maintaining a 60 percent weighting in shorter-term fixed-income securities during the first six months of calendar year 2000, Horizon 5 Portfolio was in a good position to preserve principal amid a rising interest rate environment and a volatile domestic equity market.

We focused on high-quality securities and enhanced income potential as the Federal Reserve Board increased the interest rate banks charge each other for overnight loans to 6.50%, the highest level in nine years. Most of the portfolio's bond holdings were U.S. government securities maturing in three years or less. The yield curve inverted during the period, enabling us to provide all of the yield of the longest-term bonds with a lower risk profile.

The fund also maintained a 40 percent weighting in domestic and international stocks. In the first quarter, we attempted to reduce the effects of short-term stock price volatility on equity returns by realigning assets to more closely match a diverse, unmanaged blend of domestic and international stocks.

For most of the period, the portfolio was underweighted in technology companies relative to its composite benchmark because we believed many stocks in this sector were overpriced. This positioning helped reduce volatility when the Nasdaq Composite Index declined sharply in early spring.

Growth stocks generally outpaced value stocks between December and June both in the U.S. and abroad. By maintaining a diverse global portfolio, the portfolio limited its losses to a greater extent than would have been possible if we had invested a majority of assets in domestic equities.

Through the first half of the year, the portfolio's domestic stock holdings had a lower-than-average price/earnings ratio (P/E) compared to the portfolio's equity benchmark (an unmanaged blend of 70% Russell 1000 Index stocks and 30% Russell 2000 Index stocks). We believe this valuation discipline should serve the portfolio well in the coming months.

Robert D. Tymoczko
Lead Portfolio Manager

                         71 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

                                                        Principal
                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Obligations 3.1%
--------------------------------------------------------------------------------

 Federal Home Loan Discount Notes,
    6.57%, 7/3/2000**                                               ----------
    (Cost $1,199,562) ..............................    1,200,000    1,199,562
                                                                    ----------

--------------------------------------------------------------------------------
U.S. Government Obligations 53.6%
--------------------------------------------------------------------------------

 U.S. Treasury Note:
    8.5%, 11/15/2000 ...............................    1,250,000    1,259,763
    5.5%, 12/31/2000 ...............................      300,000      298,686
    5.375%, 2/15/2001 ..............................    1,000,000      993,440
    8%, 5/15/2001 ..................................      573,000      580,071
    6.5%, 5/31/2001 ................................    2,610,000    2,610,000
    6.625%, 7/31/2001 ..............................    4,150,000    4,155,188
    6.125%, 12/31/2001 .............................      975,000      970,281
    6.25%, 2/28/2002 ...............................    5,720,000    5,700,323
    7.875%, 11/15/2004 .............................    4,185,000    4,431,538

--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $21,501,851)                20,999,290
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage-Backed Securities 5.0%
--------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.:
    6% with various maturities
      to 4/15/2006 .................................       29,857       29,689
    6.5% with various maturities
      to 10/17/2014 ................................       71,160       70,893
 Federal National Mortgage Association:
    6.01% with various maturities
      to 7/24/2000 .................................      350,000      349,943
    5.63% with various maturities
      to 5/15/2004 .................................    1,570,000    1,495,676

--------------------------------------------------------------------------------
Total Mortgage-Backed Securities (Cost $1,990,912)                   1,946,201
--------------------------------------------------------------------------------


                                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.0%
--------------------------------------------------------------------------------

 Service Industries
 Printing/Publishing
 News Corp. Ltd. Preferred ordinary                                 ----------
    (Cost $17,956) .................................        1,400       16,867
                                                                    ----------

--------------------------------------------------------------------------------
Common Stocks 38.3%
--------------------------------------------------------------------------------

 Consumer Discretionary 2.0%
 Apparel & Shoes 0.1%
 Jones Apparel Group, Inc.* ........................        1,002       23,547

                                                          Shares      Value ($)
--------------------------------------------------------------------------------

 Talbots Inc. ......................................          600       32,963
                                                                    ----------
                                                                        56,510
                                                                    ----------
 Department & Chain Stores 1.3%
 Ames Department Stores, Inc.* .....................          500        3,875
 AnnTaylor Stores Corp.* ...........................        1,000       33,124
 Burlington Coat Factory Warehouse
    Corp ...........................................        2,200       23,788
 Dillard's Inc. ....................................        2,500       30,625
 Home Depot, Inc. ..................................        2,100      104,869
 Kingfisher plc ....................................        2,900       26,467
 Longs Drug Stores, Inc. ...........................        1,500       32,625
 Neiman Marcus Group, Inc. .........................          900       26,606
 Pacific Sunwear of California, Inc.* ..............          500        9,375
 W.H. Smith Group plc ..............................        3,400       20,635
 Wal-Mart Stores, Inc. .............................        2,800      161,350
                                                                    ----------
                                                                       473,339
                                                                    ----------
 Home Furnishings 0.1%
 Furniture Brands International Inc. ...............        2,900       43,862
                                                                    ----------

 Recreational Products 0.1%
 Fairfield Communities, Inc.* ......................        3,200       25,200
 Nintendo Co., Ltd. ................................          100       17,491
                                                                    ----------
                                                                        42,691
                                                                    ----------
 Restaurants 0.1%
 Applebee's International Inc. .....................          800       24,250
 Ryan's Family Steak Houses, Inc.* .................        1,800       15,188
                                                                    ----------
                                                                        39,438
                                                                    ----------
 Specialty Retail 0.3%
 AutoZone, Inc.* ...................................        1,700       37,400
 Avis Rent A Car, Inc.* ............................          700       13,125
 Central Garden & Pet Co. ..........................        1,800       16,144
 Family Dollar Stores Inc. .........................        1,100       21,519
 New Business Service, Inc. ........................        1,300       21,125
 The Finish Line, Inc. "A"* ........................        1,000        8,187
                                                                    ----------
                                                                       117,500
                                                                    ----------
 Consumer Staples 1.4%
 Alcohol & Tobacco 0.4%
 Imperial Tobacco Group plc ........................        1,700       16,328
 Philip Morris Companies, Inc. .....................        3,200       85,000
 UST, Inc. .........................................        1,900       27,906
 Universal Corp. ...................................          500       10,563
                                                                    ----------
                                                                       139,797
                                                                    ----------
 Consumer Electronic &
 Photographic 0.1%
 Sony Corp. ........................................          600       56,099
                                                                    ----------

 Consumer Specialties 0.1%
 American Greeting Corp., "A" ......................        2,000       38,000
                                                                    ----------

      The accompanying notes are an integral part of the financial statements.

                         72 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Food & Beverage 0.5%
 Coca-Cola Co. ...........................     1,400    80,413
 Farmer Brothers Co. .....................       200    35,000
 Michael Foods, Inc. .....................       900    22,050
 Seaboard Corp. ..........................       100    17,200
 Suiza Foods Corp.* ......................       300    14,663
 Supervalu, Inc. .........................     1,000    19,063
                                                       -------
                                                       188,389
                                                       -------
 Package Goods/Cosmetics 0.1%
 Chattem, Inc. ...........................       500     6,844
 Procter & Gamble Co. ....................       600    34,350
                                                       -------
                                                        41,194
                                                       -------
 Textiles 0.2%
 VF Corp. ................................     3,200    76,200
                                                       -------

 Health 3.8%
 Biotechnology 0.9%
 Affymetrix, Inc.* .......................       100    16,513
 Alkermes, Inc.* .........................       400    18,850
 Amgen Inc.* .............................     1,300    91,325
 Bio-Rad Laboratories, Inc. "A"* .........     1,000    25,000
 Biogen, Inc.* ...........................       300    19,350
 Entremed Inc.* ..........................       100     2,994
 Enzo Biochem Inc.* ......................       200    13,800
 Enzon, Inc.* ............................       400    17,000
 Human Genome Sciences, Inc.* ............       300    40,013
 IDEC Pharmaceuticals Corp.* .............       300    35,194
 Incyte Pharmaceuticals, Inc.* ...........       200    16,437
 Millennium Pharmaceuticals, Inc.* .......       400    44,750
 Protein Design Labs, Inc.* ..............       100    16,495
 Triangle Pharmaceuticals, Inc.* .........       600     5,438
                                                       -------
                                                       363,159
                                                       -------
 Health Industry Services 0.5%
 Aegon NV ................................       400    14,213
 Cardinal Health, Inc. ...................     1,100    81,400
 Hanger Orthopedic Group, Inc.* ..........     3,800    18,763
 Shared Medical Systems Corp. ............       600    43,763
 US Oncology, Inc.* ......................       500     2,500
 Wellpoint Health Networks, Inc.* ........       400    28,975
                                                       -------
                                                       189,614
                                                       -------
 Hospital Management 0.1%
 Universal Health Services, Inc.* ........       300    19,800

 Medical Supply & Specialty 0.3%
 C.R. Bard, Inc. .........................     1,400    67,374
 Cytyc Corp.* ............................       200    10,675
 Medtronic, Inc. .........................       600    29,888
 NBTY Inc.* ..............................     1,700    10,838
                                                       -------
                                                       118,775
                                                       -------
 Pharmaceuticals 2.0%
 Abgenix, Inc.* ..........................       200    23,972
 Advance Paradigm, Inc.* .................       200     4,100
 American Home Products Corp. ............     1,200    70,500
 Bristol-Myers Squibb Co. ................       500    29,125

                                               Shares    Value ($)
--------------------------------------------------------------------------------

 COR Therapeutics, Inc.* .................       200    17,063
 Celgene Corp.* ..........................       300    17,663
 Eli Lilly & Co. .........................       600    59,925
 Gilead Sciences, Inc.* ..................       400    28,450
 Glaxo Wellcome plc ......................       800    23,391
 ImClone Systems Inc.* ...................       200    15,287
 Johnson & Johnson, Inc. .................       700    71,312
 Jones Pharma Inc. .......................       450    17,972
 King Pharmaceuticals, Inc.* .............       300    13,162
 Medicis Pharmaceutical Corp.* ...........       300    17,100
 Merck & Co., Inc. .......................     2,200   168,575
 Pfizer, Inc. ............................     2,975   142,800
 Schering-Plough Corp. ...................       800    40,400
 Suzuken Co., Ltd. .......................       900    34,849
                                                       -------
                                                       795,646
                                                       -------
 Communications 3.9%
 Cellular Telephone 0.2%
 Leap Wireless International, Inc.* ......       200     9,400
 Sprint Corp. (PCS Group)* ...............       200    11,900
 Telecom Italia Mobile SpA ...............     4,400    44,884
                                                       -------
                                                        66,184
                                                       -------
 Telephone/Communications 3.6%
 ADC Telecommunications, Inc.* ...........       773    64,835
 AT&T Corp.* .............................     2,000    63,250
 BCE, Inc. ...............................       500    11,853
 Bell Atlantic Corp. .....................       800    40,650
 BellSouth Corp. .........................     1,000    42,624
 British Telecom plc .....................     4,700    60,901
 CapRock Communications Corp.* ...........       200     3,900
 Deutsche Telekom AG .....................     1,600    90,759
 Digital Microwave Corp. .................       500    19,063
 Ericsson LM "B" .........................     4,000    79,411
 France Telecom S.A ......................       500    69,785
 IDT Corp.* ..............................       200     6,787
 InterDigital Communications Corp.* ......       300     4,969
 Intermedia Communications Inc.* .........       500    14,875
 JDS Uniphase Corp.* .....................       400    47,950
 Koninklinjke Kpn NV .....................       400    17,866
 Level 3 Communications, Inc.* ...........       200    17,600
 MasTec, Inc. ............................       150     5,728
 MRV Communications Inc.* ................       200    13,450
 NEXTLINK Communications,
    Inc. "A"* ............................       257     9,750
 Nokia Oyj ...............................     2,000   101,913
 Nortel Networks Corp. ...................     1,985   136,347
 Oki Electric Industry Company ...........     4,000    31,166
 P-Com Inc.* .............................       700     3,981
 SBC Communications, Inc. ................     1,800    77,850
 Sirius Satellite Radio Inc.* ............       100     4,431
 TALK.com, Inc.* .........................       700     4,069
 Tekelec* ................................       200     9,638
 Telecom Italia SpA ......................     4,000    54,913
 Telefonica S.A ..........................     1,100    23,595
 Terayon Communication
    Systems, Inc.* .......................       200    12,847

      The accompanying notes are an integral part of the financial statements.

                         73 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Viatel, Inc.* ...........................         200       5,713
 Vodafone AirTouch plc ...................      39,600     160,427
 WorldCom, Inc.* .........................       1,700      77,988
 Xircom, Inc.* ...........................         400      19,000
                                                         ---------
                                                         1,409,884
                                                         ---------
 Miscellaneous 0.1%
 C-Cube Microsystems Inc.* ...............         300       5,887
 Emmis Communications "A"* ...............         600      24,825
 Metricom, Inc.* .........................         200       5,575
 VoiceStream Wireless Corp.* .............          52       6,047
                                                         ---------
                                                            42,334
                                                         ---------
 Financial 6.9%
 Banks 2.6%
 ABN AMRO Holding N.V ....................       9,700     237,291
 Bank of America Corp. ...................       1,100      47,300
 Bank of Nova Scotia .....................       2,500      61,289
 Bank of Tokyo-Mitsubishi, Ltd. ..........       3,000      36,294
 Banque Nationale de Paris ...............         500      48,049
 Barclays plc ............................       1,600      39,887
 Chase Manhattan Corp.* ..................       1,500      69,093
 Christiania Bank og Kreditkasse .........       7,500      40,234
 Credit Suisse Group (Registered) ........         100      19,869
 Dresdner Bank AG ........................         900      37,238
 FleetBoston Financial Corp. .............       2,000      68,000
 Fuji Bank, Ltd. .........................       2,000      15,224
 Lloyds TSB Group plc ....................       3,000      28,404
 PNC Bank Corp. ..........................         500      23,438
 Pacific Century Financial Corporation ...       1,300      19,013
 Provident Financial Group ...............         600      14,288
 Sakura Bank, Ltd. .......................       6,000      41,536
 San Paolo -- IMI SpA ....................       1,900      33,673
 Societe Generale ........................         400      24,024
 St. George Bank Ltd. ....................       4,400      29,971
 Sumitomo Bank, Ltd. .....................       1,000      12,277
 The Chuo Mitsui Trust and Banking
    Co., Ltd. ............................       2,000       8,726
 UBS AG (Registered) .....................         200      29,268
 Wells Fargo Co. .........................       1,200      46,500
                                                         ---------
                                                         1,030,886
                                                         ---------
 Insurance 1.3%
 AXA S.A .................................         315      49,550
 Aetna, Inc. .............................         800      51,350
 American General Corp. ..................         600      36,600
 Assurances Generales de France ..........         300      15,830
 Chubb Corp. .............................         247      15,191
 Corporacion Mapfre, S.A .................         900      11,386
 Fidelity National Financial, Inc. .......         700      12,819
 Hartford Financial Services
    Group, Inc. ..........................         500      27,969
 ING Groep N.V ...........................       1,551     104,688
 Jefferson Pilot Corp. ...................         775      43,739
 Muenchener Rueckversicherungs-
    Gesellschaft AG ......................         125      39,445
 Protective Life Corp. ...................       1,200      31,950

                                                Shares      Value ($)
--------------------------------------------------------------------------------

 Skandia Forsakrings AB ..................       1,600      42,413
 Torchmark Corp. .........................         700      17,281
                                                         ---------
                                                           500,211
                                                         ---------
 Business Finance 0.1%
 Heller Financial Inc. ...................       1,800      36,900
                                                         ---------

 Consumer Finance 0.6%
 Citigroup, Inc. .........................       3,000     180,750
 Promise Co., Ltd. .......................         200      15,828
 SLM Holding Corp. .......................         800      29,950
 Takefuji Corp. ..........................         200      24,196
                                                         ---------
                                                           250,724
                                                         ---------
 Other Financial Companies 2.2%
 ACOM Co., Ltd. ..........................         100       8,424
 Compagnie Financiere
    Richemont AG .........................         100     269,103
 Edwards (A.G.) Inc. .....................       1,700      66,300
 Federal Home Loan Mortgage Corp. ........       1,200      48,600
 Federal National Mortgage
    Association ..........................       1,600      83,500
 GreenPoint Financial Corp. ..............       1,600      30,000
 HSBC Holdings plc .......................       4,200      48,145
 Halifax Group plc .......................       1,700      16,353
 Legg Mason, Inc.* .......................       1,500      75,000
 Man (ED&F) Group plc ....................       7,100      57,204
 Morgan Stanley Dean Witter & Co. ........       1,100      91,575
 Nichiei Co., Ltd. .......................         800      13,146
 Nomura Securities Co., Ltd. .............       2,000      49,015
                                                         ---------
                                                           856,365
                                                         ---------
 Real Estate 0.1%
 Cheung Kong Holdings Ltd. ...............       2,000      22,000
 Sun Hung Kai Properties Ltd. ............       1,400      10,057
                                                         ---------
                                                            32,057
                                                         ---------
 Media 0.8%
 Advertising 0.0%
 DoubleClick, Inc.* ......................         100       3,813
                                                         ---------

 Broadcasting & Entertainment 0.3%
 British Sky Broadcasting Group plc* .....       1,200      23,524
 EM.TV & Merchandising AG ................         100       5,882
 NBC Internet Inc "A"* ...................         500       6,250
 Pegasus Communications Corp.* ...........         200       9,813
 Viacom, Inc. "B"* .......................         434      29,593
 Walt Disney Co. .........................       1,400      54,337
                                                         ---------
                                                           129,399
                                                         ---------
 Cable Television 0.4%
 ACTV, Inc.* .............................         400       5,975
 AT&T Corp. -- Liberty Media
    Group "A" ............................       2,200      53,350
 Canal Plus S.A ..........................         100      16,779
 Comcast Corp. "A" .......................         700      28,350
 Granada Group plc .......................       3,200      32,045
 Media One Group, Inc.* ..................         300      19,988
                                                         ---------
                                                           156,487
                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                         74 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Print Media 0.1%
 Softbank Corp. ..........................       300    40,799
                                                       -------

 Service Industries 1.7%
 EDP Services 0.3%
 Affiliated Computer Services* ...........       800    26,450
 First Data Corp. ........................     1,400    69,475
 Micromuse, Inc.* ........................       200    33,097
                                                       -------
                                                       129,022
                                                       -------
 Investment 0.3%
 Bear Stearns Companies, Inc. ............       725    30,178
 Paine Webber Group, Inc. ................     1,000    45,500
 Raymond James Financial, Inc. ...........     1,500    33,750
                                                       -------
                                                       109,428
                                                       -------
Miscellaneous Commercial
 Services 0.5%
 Aspect Communications Corp.* ............       400    15,725
 CMG Information Services, Inc.* .........       100     4,581
 Cap Gemini S.A ..........................       200    35,179
 Convergys Corp.* ........................       700    36,313
 Diamond Technology Partners Inc.* .......       200    17,600
 Hanson plc ..............................     4,300    30,469
 Personnel Group of America, Inc.* .......     2,200     6,463
 Siebel Systems, Inc.* ...................       100    16,356
 Vivendi .................................       300    26,441
                                                       -------
                                                       189,127
                                                       -------
 Miscellaneous Consumer
 Services 0.4%
 Akamai Technologies, Inc.* ..............        58     6,938
 Go2Net, Inc.* ...........................       200    10,063
 Navigant Consulting, Inc.* ..............     3,100    13,175
 Open Market, Inc. .......................       400     5,525
 Peregrine Systems, Inc.* ................       775    26,883
 Profit Recovery Group International,
    Inc.* ................................       700    11,638
 TXU Corporation .........................     1,000    29,500
 United Utilities plc ....................     3,200    31,754
 Yahoo!, Inc.* ...........................       200    24,775
                                                       -------
                                                       160,251
                                                       -------
 Printing/Publishing 0.1%
 Mail-Well, Inc.* ........................     3,100    26,738
 Reuters Group plc .......................     1,400    23,940
                                                       -------
                                                        50,678
                                                       -------
 Miscellaneous 0.1%
 Metris Companies Inc. ...................       750    18,844
 Startek Inc.* ...........................       200    10,075
                                                       -------
                                                        28,919
                                                       -------
 Durables 1.6%
 Aerospace 0.4%
 Alliant Techsystems, Inc.* ..............       700    47,206
 Boeing Co. ..............................       700    29,268
 Primex Technologies, Inc. ...............     1,500    33,000
 United Technologies Corp. ...............     1,100    64,763
                                                       -------
                                                       174,237
                                                       -------

                                              Shares     Value ($)
--------------------------------------------------------------------------------

 Automobiles 0.4%
 Borg-Warner Automotive Inc. .............       840    29,505
 DaimlerChrysler AG ......................       600    31,518
 Honda Motor Co., Ltd. ...................     1,000    34,094
 Monaco Coach Corp.* .....................       600     8,175
 Renault S.A .............................       400    18,152
 Toyota Motor Corp. ......................     1,000    45,616
                                                       -------
                                                       167,060
                                                       -------
 Construction/Agricultural
 Equipment 0.0%
 Terex Corp. .............................     1,200    16,950
                                                       -------

 Telecommunications
 Equipment 0.6%
 Advanced Fibre
    Communications, Inc.* ................       400    18,125
 Alcatel .................................       500    32,748
 Antec Corp.* ............................       400    16,625
 Com21, Inc.* ............................       100     2,500
 Lucent Technologies, Inc. ...............     2,000   118,500
 Polycom, Inc.* ..........................       100     9,409
 Scientific-Atlanta, Inc. ................       400    29,800
                                                       -------
                                                       227,707
                                                       -------
 Miscellaneous 0.1%
 GKN plc* ................................     4,000    51,163
 GKN plc "B"* ............................     4,000       668
                                                       -------
                                                        51,831
                                                       -------
 Manufacturing 3.6%
 Chemicals 0.5%
 Akzo Nobel N.V ..........................     1,000    42,424
 BASF AG .................................     1,300    52,549
 BOC Group plc ...........................     2,600    37,477
 Dow Chemical Co. ........................       300     9,056
 Praxair, Inc. ...........................     1,300    48,669
                                                       -------
                                                       190,175
                                                       -------
 Containers & Paper 0.3%
 FPB Holding AG ..........................       595    92,177
 UPM-Kymmene Oyj .........................     1,000    24,787
                                                       -------
                                                       116,964
                                                       -------
 Diversified Manufacturing 1.8%
 Briggs & Stratton Corp. .................       700    23,975
 Cooper Industries, Inc. .................       800    26,050
 General Electric Co. ....................     6,000   318,000
 Hillenbrand Industries, Inc. ............     1,600    50,100
 Honeywell International, Inc. ...........     1,500    50,531
 Hutchison Whampoa, Ltd. .................     2,200    27,657
 Koninklijke Philips Electronics N.V .....     1,600    75,353
 Man AG ..................................       400    12,203
 Pentair, Inc. ...........................       200     7,100
 Siemens AG ..............................       250    37,538
 Sulzer Brothers Ltd. (Registered) .......       100    66,434
                                                       -------
                                                       694,941
                                                       -------
 Electrical Products 0.0%
 Anadigics, Inc.* ........................       100     3,406

    The accompanying notes are an integral part of the financial statements.

                         75 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                                Shares    Value ($)
--------------------------------------------------------------------------------

 Power-One, Inc.* ........................       100    11,394
                                                       -------
                                                        14,800
                                                       -------
 Industrial Specialty 0.4%
 ASM Lithography Holding N.V.* ...........       300    12,876
 Carlisle Companies Inc. .................       500    22,500
 Corning, Inc. ...........................       200    53,975
 Kulicke & Soffa Industries, Inc. ........       300    17,812
 QUALCOMM Inc.* ..........................       500    30,000
 Sherwin-Williams Co. ....................     1,200    25,425
                                                       -------
                                                       162,588
                                                       -------
 Machinery/Components/
 Controls 0.5%
 Asyst Technologies, Inc.* ...............       200     6,850
 Illinois Tool Works, Inc. ...............     1,035    58,995
 Ingersoll-Rand Co. ......................     1,200    48,300
 Okuma Corp. .............................     6,000    26,293
 Reliance Steel & Aluminum Co. ...........     2,050    39,206
 Rolls-Royce plc .........................     5,000    17,790
                                                       -------
                                                       197,434
                                                       -------
 Office Equipment/Supplies 0.1%
 Olivetti SpA ............................     3,800    13,803
 Xerox Corp. .............................       500    10,375
                                                       -------
                                                        24,178
                                                       -------
 Miscellaneous 0.0%
 Leading Spirit High-Tech Co. Ltd. .......    40,000       918
                                                       -------

 Technology 7.8%
 Computer Software 1.9%
 Actuate Corp.* ..........................       100     5,338
 Advanced Digital Information Corp.* .....       300     4,781
 America Online, Inc.* ...................     1,100    58,025
 Ancor Communications, Inc.* .............       200     7,153
 Avant! Corp.* ...........................     1,500    28,101
 Broadvision, Inc.* ......................       500    25,406
 Celera Genomics* ........................       200    18,700
 Citrix Systems, Inc.* ...................       100     1,893
 Computer Associates
    International, Inc. ..................       500    25,594
 Echelon Corp.* ..........................       100     5,793
 Entrust Technologies Inc.* ..............       100     8,275
 Exchange Applications, Inc. .............       100     2,663
 HNC Software, Inc.* .....................       200    12,350
 Hyperion Solutions Corp.* ...............       200     6,487
 I2 Technologies Inc.* ...................       165    17,204
 ISS Group, Inc.* ........................       100     9,873
 InfoCure Corp.* .........................       600     3,375
 Informatica Corp.* ......................       100     8,194
 MTI Technology Corp.* ...................       200     1,600
 Macrovision Corp.* ......................       200    12,784
 Manugistics Group Inc.* .................       200     9,350
 MicroStrategy Inc.* .....................       400    12,000
 Microsoft Corp.* ........................     2,800   224,000
 Oracle Corp.* ...........................     1,100    92,469
 RSA Security, Inc.* .....................       400    27,700
 Rare Medium Group, Inc.* ................       100     1,581

                                               Shares    Value ($)
--------------------------------------------------------------------------------

 Remedy Corp.* ...........................       300    16,725
 Reynolds and Reynolds Co. ...............       500     9,125
 S1 Corp.* ...............................       200     4,663
 Sybase Inc.* ............................       900    20,700
 Synopsys Ltd.* ..........................       500    17,281
 THQ, Inc.* ..............................       350     4,266
 Verity, Inc.* ...........................       300    11,400
 VerticalNet, Inc.* ......................       400    14,775
 Wave Systems Corp.* .....................       200     3,163
 Wind River Systems* .....................       400    15,150
                                                       -------
                                                       747,937
                                                       -------
 Diverse Electronic Products 0.4%
 Applied Materials, Inc.* ................       600    54,375
 DSP Group, Inc.* ........................       100     5,600
 Dell Computer Corp.* ....................     1,300    64,106
 Motorola Inc. ...........................       600    17,438
                                                       -------
                                                       141,519
                                                       -------
 EDP Peripherals 0.5%
 EMC Corp.* ..............................     1,200    92,325
 Iomega Corp.* ...........................     3,500    14,000
 MMC Networks, Inc.* .....................       100     5,344
 Mercury Interactive Corp.* ..............       500    48,375
 Network Appliance, Inc.* ................       200    16,100
 SCM Microsystems, Inc.* .................       100     6,056
 VERITAS Software Corp.* .................       250    28,254
                                                       -------
                                                       210,454
                                                       -------
 Electronic Components/
 Distributors 1.2%
 Altera Corp.* ...........................       200    20,387
 Analog Devices, Inc.* ...................       200    15,199
 Broadcom Corp.* .........................       100    21,893
 Cisco Systems, Inc.* ....................     4,200   266,962
 Flextronics International Ltd.*  ........        83     5,701
 Kyocera Corp. ...........................       100    16,990
 Powerwave Technologies, Inc.* ...........       300    13,200
 SCI Systems, Inc.* ......................       400    15,675
 Sandisk Corp.* ..........................       100     6,119
 Sawtek, Inc.* ...........................       300    17,269
 Technitrol, Inc. ........................       700    67,813
                                                       -------
                                                       467,208
                                                       -------
 Electronic Data Processing 1.1%
 Apple Computer, Inc.* ...................       400    20,950
 Compaq Computer Corp. ...................     1,600    40,900
 Fujitsu, Ltd. ...........................     1,000    34,660
 Hewlett-Packard Co. .....................       500    62,437
 International Business Machines
    Corp .................................     1,300   142,431
 Sun Microsystems, Inc.* .................     1,200   109,125
                                                       -------
                                                       410,503
                                                       -------
 Military Electronics 0.4%
 Computer Sciences Corp.* ................       500    37,343
 General Dynamics Corp. ..................     1,500    78,375
 Titan Corp.* ............................       500    22,375
                                                       -------
                                                       138,093
                                                       -------

    The accompanying notes are an integral part of the financial statements.

                         76 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                               Shares     Value ($)
--------------------------------------------------------------------------------

 Office/Plant Automation 0.0%
 3Com Corp.* .............................       300    17,288
                                                       -------

 Precision Instruments 0.2%
 ADTRAN, Inc.* ...........................       300    17,962
 Credence Systems Corp.* .................       400    22,075
 Harmonic Inc.* ..........................       362     8,960
 Lam Research Corp.* .....................       600    22,500
                                                       -------
                                                        71,497
                                                       -------
 Semiconductors 2.0%
 ARM Holdings plc* .......................     1,000    10,742
 Alpha Industries, Inc.* .................       100     4,406
 Burr-Brown Corp.* .......................       200    17,337
 Cree Research, Inc.* ....................       200    26,700
 Cymer, Inc.* ............................       300    14,325
 Cypress Semiconductor Corp.* ............       800    33,800
 Emulex Corp.* ...........................       200    13,138
 Integrated Device Technology, Inc.* .....       700    41,912
 Intel Corp. .............................     2,400   320,850
 KEMET Corp.* ............................       600    15,037
 Kopin Corp.* ............................       200    13,850
 Lattice Semiconductor Corp.* ............       300    20,737
 Linear Technology Corp. .................       600    38,363
 Micron Technology, Inc. .................       200    17,613
 Rohm Company Ltd. .......................       100    29,277
 STMicroelectronics N.V ..................       300    18,876
 Semitech Corp. ..........................       300    22,945
 Texas Instruments, Inc. .................     1,000    68,688
 Transwitch Corp.* .......................       350    27,016
 Triquint Semiconductor, Inc.* ...........       200    19,138
                                                       -------
                                                       774,750
                                                       -------
 Miscellaneous 0.2%
 Advanced Radio Telecom Corp.* ...........       200     2,925
 Agilent Technologies, Inc.* .............       191    14,064
 Amkor Technology, Inc.* .................       500    17,656
 Wabtec ..................................     1,782    18,488
 iGATE Capital Corp.* ....................       800    11,000
                                                       -------
                                                        64,133
                                                       -------
 Energy 1.7%
 Oil & Gas Production 0.5%
 Cabot Oil & Gas Corp. "A" ...............     1,700    36,019
 Exxon Mobil Corp. .......................       600    47,100
 Marine Drilling Companies, Inc.* ........     1,000    28,000
 Repsol SA ...............................     2,470    49,097
 Tosco Corp. .............................     1,600    45,300
                                                       -------
                                                       205,516
                                                       -------
 Oil Companies 0.5%
 ENI SpA .................................    10,100    58,254
 Elf Aquitaine S.A .......................       200    40,899
 Total Fina ELF S.A. "B" .................       500    76,554
                                                       -------
                                                       175,707
                                                       -------
 Oil/Gas Transmission 0.1%
 Enron Corp. .............................       400    25,800

                                              Shares     Value ($)
--------------------------------------------------------------------------------

 Questar Corp. ...........................     1,300    25,188
                                                       -------
                                                        50,988
                                                       -------
 Oilfield Services/Equipment 0.6%
 BP Amoco plc ............................    16,100   154,877
 Key Energy Group, Inc.* .................     2,400    23,100
 National-Oilwell, Inc.* .................       400    13,150
 Patterson Energy, Inc.* .................       500    14,250
 Pride International Inc.* ...............     1,000    24,750
                                                       -------
                                                       230,127
                                                       -------
 Metals & Minerals 0.1%
 Precious Metals 0.0%
 Stillwater Mining Co.* ..................       400    11,150
                                                       -------

 Steel & Metals 0.1%
 AK Steel Holding Corp. ..................     1,030     8,240
 Nucor Corp. .............................     1,000    33,188
                                                       -------
                                                        41,428
                                                       -------
 Construction 1.0%
 Building Materials 0.8%
 Centex Construction Products, Inc. ......     1,100    24,956
 Elcor Corp. .............................       500    11,500
 Fletcher Challenge Building Corp. .......    19,800    20,989
 Florida Rock Industries, Inc. ...........       600    21,375
 Holderbank Financiere Glaris AG
    (Bearer) .............................       100   122,459
 LaFarge Corp. ...........................     1,800    37,800
 Taiheiyo Cement Corp. ...................    20,000    41,932
 Vulcan Materials Co. ....................     1,100    46,956
                                                       -------
                                                       327,967
                                                       -------
 Building Products 0.1%
 Genlyte Group, Inc.* ....................       700    14,743
 Nortek, Inc. ............................       900    17,775
                                                       -------
                                                        32,518
                                                       -------
 Homebuilding 0.1%
 Del Webb Corp. ..........................       650     9,953
 Standard Pacific Corp. ..................     2,800    28,000
                                                       -------
                                                        37,953
                                                       -------
 Miscellaneous 0.0%
 Quanta Services, Inc.* ..................       200    11,000
                                                       -------

 Transportation 0.2%
 Railroads 0.1%
 Trinity Industries, Inc. ................     1,990    36,815
                                                       -------

 Trucking 0.1%
 Roadway Express, Inc. ...................     1,300    30,469
 U.S. Xpress Enterprises, Inc. "A"* ......     1,800    14,513
                                                       -------
                                                        44,982
                                                       -------
 Utilities 1.7%
 Electric Utilities 1.5%
 AES Corp.* ..............................       600    27,375
 Avista Corp. ............................       300     5,231
 Black Hills Corp. .......................       700    15,793
 CH Energy Group, Inc. ...................       900    30,543
 Calpine Corp.* ..........................       600    39,450

   The accompanying notes are an integral part of the financial statements.

                         77 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

                                              Shares     Value ($)
--------------------------------------------------------------------------------

 Chugoku Electric Power Co., Inc. ........    11,100   160,915
 Electrabel NPV ..........................       200    49,364
 Endesa S.A ..............................       900    17,409
 FPL Group, Inc. .........................       600    29,700
 Kyushu Electric Power Co. ...............     6,400    92,478
 Northwestern Corp. ......................     1,200    27,750
 OGE Energy Corp. ........................       700    12,950
 Scottish Power plc ......................     3,500    29,739
 Tokyo Electric Power Co. ................     1,700    41,503
 WPS Resources Corp. .....................       700    21,044
                                                       -------
                                                       601,244
                                                       -------
 Natural Gas Distribution 0.2%
 Columbia Energy Group ...................     1,250    82,031
                                                       -------

                                                Shares    Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.0%
 SCANA Corp. .............................       694    16,743
                                                       -------

 Miscellaneous 0.1%
 Shinonogi ...............................     1,000    19,030
                                                       -------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $15,416,594)              15,031,845
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $40,126,875) (a)                           39,193,765
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Horizon 5 Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $40,126,875. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $933,110. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,883,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,816,556.

    The accompanying notes are an integral part of the financial statements.

                         78 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

Financial Statements

--------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $40,126,875) ..........................................................   $ 39,193,765
Cash ............................................................................................................         95,060
Foreign currency, at value (cost $13,585) .......................................................................         13,661
Dividends receivable ............................................................................................         12,610
Interest receivable .............................................................................................        353,911
Foreign taxes recoverable .......................................................................................          9,899
Other assets ....................................................................................................         10,484
                                                                                                                    ------------
Total assets ....................................................................................................     39,689,390
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
Payable for Portfolio shares redeemed ...........................................................................        287,882
Accrued management fee ..........................................................................................         19,588
Other accrued expenses and payables .............................................................................         51,374
                                                                                                                    ------------
Total liabilities                                                                                                        358,844
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                                $ 39,330,546
--------------------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .............................................................................   $    623,196
Net unrealized appreciation (depreciation) on:
Investments .....................................................................................................       (933,110)
Foreign currency related transactions ...........................................................................           (485)
Accumulated net realized gain (loss) ............................................................................        346,348
Paid-in capital .................................................................................................     39,294,597
--------------------------------------------------------------------------------------------------------------------------------
Net assets, at value                                                                                                $ 39,330,546
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($39,330,546 / 32,283,405
   outstanding shares of beneficial interest, $.01 par value,                                                       ------------
   unlimited number of shares authorized) .......................................................................   $      1.218
                                                                                                                    ------------

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,981) ............   $   145,234
Interest .......................................................       802,545
                                                                   -----------
Total Income ...................................................       947,779
                                                                   -----------
Expenses:
Management fee .................................................       120,170
Custodian fees .................................................        43,585
Auditing .......................................................         6,158
Legal ..........................................................         2,274
Trustees' fees and expenses ....................................         7,218
Reports to shareholders ........................................         4,953
Registration fees ..............................................           554
Other ..........................................................         2,079
                                                                   -----------
Total expenses, before expense reductions ......................       186,991
Expense reductions .............................................          (100)
                                                                   -----------
Total expenses, after expense reductions .......................       186,891
--------------------------------------------------------------------------------
Net investment income (loss)                                           760,888
--------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................       657,465
Foreign currency related transactions ..........................          (335)
                                                                   -----------
                                                                       657,130
                                                                   -----------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,632,045)
Foreign currency related transactions ..........................          (485)
                                                                   -----------
                                                                    (1,632,530)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            (975,400)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $    (214,512)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         79 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    760,888    $  1,486,830
Net realized gain (loss) on investment transactions ......................................        657,130       1,507,728
Net unrealized appreciation (depreciation) on investment transactions during the period ..     (1,632,530)     (1,020,199)
                                                                                             ------------    ----------------
Net increase (decrease) in net assets resulting from operations ..........................       (214,512)      1,974,359
Distributions to shareholders from:
Net investment income ....................................................................     (1,519,440)       (861,073)
                                                                                             ------------    ----------------
Net realized gains .......................................................................     (1,823,283)           --
                                                                                             ------------    ----------------
Portfolio share transactions:
Proceeds from shares sold ................................................................      2,232,877      13,924,699
Reinvestment of distributions ............................................................      3,342,723         861,073
Cost of shares redeemed ..................................................................     (5,317,972)     (6,010,248)
                                                                                             ------------    ----------------
Net increase (decrease) in net assets from Portfolio share transactions ..................        257,628       8,775,523
                                                                                             ------------    ----------------
Increase (decrease) in net assets ........................................................     (3,299,607)      9,888,810
Net assets at beginning of period ........................................................     42,630,153      32,741,343
Net assets at end of period (including undistributed net investment income                   ------------    ----------------
   of $623,196 and   $1,381,748, respectively) ...........................................   $ 39,330,546    $ 42,630,153
                                                                                             ------------    ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     31,962,639      25,150,832
                                                                                             ------------    ----------------
Shares sold ..............................................................................      1,773,935      10,777,091
Shares issued to shareholders in reinvestment of distributions ...........................      2,735,915         669,101
Shares redeemed ..........................................................................     (4,189,084)     (4,634,385)
                                                                                             ------------    ----------------
Net increase (decrease) in Portfolio shares ..............................................        320,766       6,811,807
                                                                                             ------------    ----------------
Shares outstanding at end of period ......................................................     32,283,405      31,962,639
                                                                                             ------------    ----------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2000(a)   1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.334    1.305   1.224    1.096    1.000
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .024(c)  .050(c) .028     .043     .023
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.030)    .009    .093     .095     .073
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  (.006)    .059    .121     .138     .096
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.050)   (.030)  (.010)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     (.060)      --   (.030)       --      --
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.110)   (.030)  (.040)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.218    1.334   1.305    1.224    1.096
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                  (.30)**  4.86   10.00    12.70     9.59**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          39,331   42,630  32,741   14,258    2,534
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .93*     .76     .66      .97     1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .93*     .76     .66      .97      .83*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         3.80*    3.81    3.85     3.63     3.60*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         87*      33      42       89       13*
-----------------------------------------------------------------------------------------------------------------------------

(a) For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c) Based on monthly average shares outstanding during the period.

*  Annualized

** Not annualized

    The accompanying notes are an integral part of the financial statements.

                         80 | Kemper Variable Series --
                              Kemper Horizon 5 Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Small Cap Growth Portfolio

A strong rally in technology and biotechnology stocks helped lift the portfolio during the first half of fiscal year 2000. For the six-month period ended June 30, the portfolio substantially outpaced the 1.23% six-month return of the fund's benchmark, the Russell 2000 Growth Index.

Investors have renewed their focus on stocks with strong earnings growth prospects. Based on internal and consensus earnings estimates, most companies in the portfolio appear poised to maintain strong growth rates even as the overall U.S. economy slows. We think that the outlook is just as bright as it was six months ago.

Six-month performance benefited from being underweighted in consumer cyclical stocks and overweighted in computer software, semiconductors and semiconductor equipment stocks. Strong stock selection in basic materials, capital goods, communications services and consumer cyclicals helped provide solid returns in a broad range of sectors. Biotech stocks did especially well during the first half as investors eagerly sought non-tech companies with above-average growth potential.

We look for superior companies first and foremost. To meet out strict criteria, a company must have sustainable and consistent earnings-growth potential for a two- to three-year horizon. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies.

Our investment approach incorporates qualitative and quantitative measures. We scrutinize company fundamentals, including product positioning, business models, management capability and competitive positioning. Further, we analyze and project revenue and earnings growth along with the company's cash flow requirements. Above all, a stock has got to trade at the right price relative to its rate of earnings growth.

J.C. Cabrera
Lead Portfolio Manager

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies.

                         81 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Small Cap Growth Portfolio

                                                 Principal
                                                Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $803,434 on 7/3/2000**                                 ----------
    (Cost $803,000) .......................      803,000      803,000
                                                           ----------

--------------------------------------------------------------------------------
Commercial Paper 2.4%
--------------------------------------------------------------------------------

 Conagra Inc., 6.92, 7/5/2000 .............    4,000,000    3,996,800
 Enron Corp, 6.9%, 7/6/2000 ...............    4,000,000    3,996,017

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $7,992,817)                    7,992,817
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 0.7%
--------------------------------------------------------------------------------

 Health
 Pharmaceuticals                                           ----------
 Biovail Corp. (Cost $2,000,000) ..........       40,000    2,165,000
                                                           ----------

                                                  Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common Stocks 96.7%
--------------------------------------------------------------------------------

 Consumer Discretionary 1.2%
 Recreational Products 0.3%
 The 3DO Company* .........................      143,700    1,127,147
                                                           ----------

 Restaurants 0.4%
 CEC Entertainment, Inc.* .................       53,300    1,365,813
                                                           ----------

 Specialty Retail 0.5%
 Cinar Corp.* .............................       70,900      372,225
 Cost Plus, Inc.* .........................       43,750    1,255,078
                                                           ----------
                                                            1,627,303
                                                           ----------
 Consumer Staples 0.3%
 Consumer Specialties
 Valence Technology Inc.* .................       62,000    1,143,125
                                                           ----------

 Health 8.4%
 Biotechnology 2.8%
 Enzon, Inc.* .............................       67,900    2,885,750
 Gene Logic, Inc.* ........................       77,800    2,776,487
 Genome Therapeutics Corp.* ...............       34,600    1,053,137
 Genset S.A.* (ADR) .......................       43,900    1,015,187
 IDEC Pharmaceuticals Corp.* ..............       12,400    1,454,675
                                                           ----------
                                                            9,185,236
                                                           ----------
 Pharmaceuticals 5.6%
 Allos Therapeutics Inc.* .................       63,900      623,025
 Biovail Corp.* ...........................      148,200    8,215,837
 Charles River Laboratories
    International, Inc.* ..................       21,000      465,938

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 COR Therapeutics, Inc.* ..................       44,200    3,770,813
 Intermune Pharmaceuticals Inc.* ..........       69,300    2,862,956
 Oxford GlycoSciences plc* ................       88,473    2,577,411
                                                           ----------
                                                           18,515,980
                                                           ----------
 Communications 6.1%
 Cellular Telephone 0.4%
 Research in Motion Ltd.* .................       29,900    1,346,883
                                                           ----------

 Telephone/Communications 5.2%
 Adelphia Business Solutions, Inc.* .......       60,100    1,393,569
 Carrier 1 International S.A.* ............      107,100    1,245,038
 Digital Microwave Corp.* .................       82,265    3,136,353
 Efficient Networks, Inc.* ................       59,200    4,354,900
 Pinnacle Holdings, Inc.* .................       38,000    2,052,000
 Time Warner Telecom, Inc. "A"* ...........       39,900    2,568,563
 Westell Technologies, Inc.* ..............      162,700    2,440,500
                                                           ----------
                                                           17,190,923
                                                           ----------
 Miscellaneous 0.5%
 MCK Communications Inc. ..................       67,800    1,567,875
                                                           ----------

 Financial 1.4%
 Banks 0.6%
 Bank United Corp. ........................       31,200    1,097,850
 Texas Regional Bancshares, Inc. ..........       39,200      994,700
                                                           ----------
                                                            2,092,550
                                                           ----------
 Business Finance 0.5%
 Heller Financial Inc. ....................       75,300    1,543,650
                                                           ----------

 Other Financial Companies 0.3%
 Bay View Capital Corp. ...................       87,800      861,537
                                                           ----------

 Media 2.2%
 Advertising 0.3%
 Ticketmaster Online-CitySearch,
    Inc.* .................................       72,800    1,160,250
                                                           ----------

 Broadcasting & Entertainment 1.2%
 Regent Communications, Inc.* .............      224,300    1,927,578
 StarMedia Network, Inc.* .................      107,900    2,036,613
                                                           ----------
                                                            3,964,191
                                                           ----------
 Miscellaneous 0.7%
 About.com Inc.* ..........................       70,200    2,211,300
                                                           ----------

 Service Industries 3.8%
 EDP Services 2.7%
 ChoicePoint Inc.* ........................       40,100    1,784,450
 Micromuse, Inc.* .........................       43,400    7,182,022
                                                           ----------
                                                            8,966,472
                                                           ----------
 Miscellaneous Commercial
 Services 0.7%
 AnswerThink Consulting Group, Inc.* ......      137,700    2,289,263
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                         82 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Miscellaneous Consumer
 Services 0.4%
 Exult Inc.* .............................       147,200     1,472,000
                                                           -----------

 Durables 1.9%
 Telecommunications Equipment 1.9%
 Celeritek, Inc.* ........................        47,700     1,563,119
 Com21, Inc.* ............................        82,200     2,055,000
 Stanford Microdevices, Inc.* ............        59,700     2,593,219
                                                           -----------
                                                             6,211,338
                                                           -----------
 Manufacturing 4.9%
 Electrical Products 2.0%
 ATMI, Inc.* .............................        46,000     2,139,000
 Anadigics, Inc.* ........................        95,850     3,264,891
 Nanometrics, Inc.* ......................        31,600     1,301,525
                                                           -----------
                                                             6,705,416
                                                           -----------
 Industrial Specialty 2.1%
 E-Tek Dynamics, Inc.* ...................        25,600     6,753,599
                                                           -----------

 Machinery/Components/Controls 0.4%
 Brooks Automation Inc.* .................        22,000     1,406,625
                                                           -----------

 Miscellaneous 0.4%
 Dril-Quip, Inc.* ........................        26,500     1,238,875
                                                           -----------

 Technology 59.5%
 Computer Software 35.2%
 Allaire Corp.* ..........................        85,800     3,153,150
 BEA Systems, Inc.* ......................       236,800    11,706,800
 Business Objects, S.A.* .................       101,700     8,962,312
 Centillium Communications* ..............        71,200     4,912,800
 Clarent Corp.* ..........................        46,900     3,353,350
 Comverse Technologies, Inc.* ............        79,500     7,393,500
 Corillian Corp.* ........................       117,700     1,956,763
 Descartes Systems Group, Inc.* ..........        58,300     1,792,725
 Entrust Technologies Inc.* ..............        75,600     6,255,900
 Extreme Networks, Inc.* .................        68,300     7,205,650
 Globix Corp.* ...........................       126,700     3,713,893
 HNC Software, Inc.* .....................        31,100     1,920,425
 Hyperion Solutions Corp.* ...............       142,300     4,615,856
 IONA Technologies plc (ADR)* ............        46,500     2,929,500
 InterWorld Corp.* .......................        58,900     1,207,450
 Intranet Solutions, Inc.* ...............       173,500     6,658,063
 Keynote Systems, Inc.* ..................        41,000     2,893,063
 Net Perceptions, Inc.* ..................       115,500     1,833,563
 Netegrity, Inc.* ........................        95,600     7,199,875
 Packeteer, Inc.* ........................       148,971     4,338,780
 Preview Systems, Inc.* ..................       129,600     1,684,800
 Sanchez Computer Associates, Inc.* ......       111,900     2,657,625
 Software Technologies Corp.* ............        57,600     1,767,600
 USinternetworking, Inc.* ................       100,250     2,048,859
 Verity, Inc.* ...........................       140,300     5,331,400
 Watchgaurd Technologies, Inc.* ..........       141,700     7,784,644
                                                           -----------
                                                           115,278,346
                                                           -----------

                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Diverse Electronic Products 2.0%
 Aether Systems, Inc.* ...................        20,000     4,100,000
 Foundry Networks, Inc.* .................        16,900     1,867,450
 Natural Microsystems Corp.* .............         5,100       573,431
                                                           -----------
                                                             6,540,881
                                                           -----------
 EDP Peripherals 3.5%
 Mercury Interactive Corp.* ..............        99,100     9,587,925
 Symbol Technologies, Inc.* ..............        34,800     1,879,200
                                                           -----------
                                                            11,467,125
                                                           -----------
 Electronic Components/Distributors 6.9%
 Applied Micro Circuits Corp.* ...........        73,000     7,208,750
 Bookham Technology plc* .................        68,100     4,034,925
 Jabil Circuit* ..........................       139,300     6,912,763
 Photronics, Inc.* .......................        32,800       930,700
 Powerwave Technologies, Inc.* ...........        38,400     1,689,600
 Sawtek, Inc.* ...........................        30,600     1,761,413
                                                           -----------
                                                            22,538,151
                                                           -----------
 Electronic Data Processing 0.6%
 Webtrends Corp.* ........................        51,000     1,973,063
                                                           -----------

 Precision Instruments 2.5%
 Coherent, Inc.* .........................        89,400     7,498,424
 Harmonic Inc.* ..........................        23,400       579,150
                                                           -----------
                                                             8,077,574
                                                           -----------
 Semiconductors 8.8%
 Alpha Industries, Inc.* .................       102,900     4,534,031
 Cree Research, Inc.* ....................        33,000     4,405,500
 Emcore Corp.* ...........................        29,500     3,540,000
 Fairchild Semiconductor Corp.* ..........        72,300     2,928,150
 Pericom Semiconductor Corp.* ............        60,000     4,080,000
 QLogic Corp.* ...........................       108,700     7,180,994
 Transwitch Corp.* .......................        27,400     2,114,938
                                                           -----------
                                                            28,783,613
                                                           -----------
 Energy 7.0%
 Oil & Gas Production 3.7%
 3TEC Energy Corporation* ................       120,300     1,203,000
 Cabot Oil & Gas Corp. "A" ...............        58,100     1,230,993
 Cross Timbers Oil Company ...............       111,100     2,458,087
 Devon Energy Corp. ......................        29,400     1,651,913
 Ocean Energy Inc* .......................       163,500     2,319,656
 Plains Resources, Inc.* .................       107,700     1,716,469
 Talisman Energy Inc.* ...................        45,200     1,497,305
                                                           -----------
                                                            12,077,423
                                                           -----------
 Oil Companies 0.7%
 Louis Dreyfus Natural Gas Corp.* ........        77,100     2,414,194
                                                           -----------

 Oil/Gas Transmission 0.9%
 Western Gas Resources, Inc. .............       147,500     3,097,500
                                                           -----------

 Oilfield Services/Equipment 1.1%
 Cal Dive International, Inc.* ...........        24,200     1,311,338
 Newpark Resources, Inc.* ................       232,900     2,197,994
                                                           -----------
                                                             3,509,332
                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                         83 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Miscellaneous 0.6%
 Dynegy Inc. .............................        28,300     1,933,243
                                                           -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $250,450,035)                    317,637,796
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $261,245,852) (a)                                 328,598,613
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Small Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*  Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $261,245,852. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $67,352,761. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $105,108,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,756,027.

    The accompanying notes are an integral part of the financial statements.

                         84 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

Financial Statements

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $261,245,852) ......................   $ 328,598,613
Receivable for investments sold ..............................................       6,017,891
Dividends receivable .........................................................          13,974
Interest receivable ..........................................................             145
Receivable for Portfolio shares sold .........................................       2,155,820
Other assets .................................................................             999
                                                                                 -------------
Total assets .................................................................     336,787,442

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         107,735
Payable for investments purchased ............................................       5,335,913
Accrued management fee .......................................................         170,757
Other accrued expenses and payables ..........................................          87,939
                                                                                 -------------
Total liabilities ............................................................       5,702,344
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 331,085,098
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................   $    (568,782)
Net unrealized appreciation (depreciation) on investments ....................      67,352,761
Accumulated net realized gain (loss) .........................................      32,160,845
Paid-in capital ..............................................................     232,140,274
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 331,085,098
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
NetAsset Value and redemption price per share ($331,085,098 / 125,404,405
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized)                                                         $       2.640
                                                                                 -------------
----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $5,513) ..........................   $     172,601
Interest .....................................................................         419,668
                                                                                 -------------
Total Income .................................................................         592,269
                                                                                 -------------
Expenses:
Management fee ...............................................................       1,025,366
Custodian fees ...............................................................          20,071
Auditing .....................................................................          40,269
Legal ........................................................................          13,935
Trustees' fees and expenses ..................................................          10,263
Reports to shareholders ......................................................          40,433
Registration fees ............................................................           1,190
Interest expense .............................................................           3,552
Other ........................................................................           5,769
                                                                                 -------------
Total expenses, before expense reductions ....................................       1,160,848
Expense reductions ...........................................................          (2,797)
                                                                                 -------------
Total expenses, after expense reductions .....................................       1,158,051
----------------------------------------------------------------------------------------------
Net investment income (loss) .................................................        (565,782)
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from
Investments ..................................................................      32,976,482
Foreign currency related transactions ........................................           7,974
                                                                                 -------------
                                                                                    32,984,456
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on investments ..     (11,238,381)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          21,746,075
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  21,180,293
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         85 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (565,782)   $    (602,400)
Net realized gain (loss) on investment transactions ...................................      32,984,456       31,366,734
Net unrealized appreciation (depreciation) on investment transactions during the period     (11,238,381)      36,188,607
                                                                                          -------------    ------------------
Net increase (decrease) in net assets resulting from operations .......................      21,180,293       66,952,941
Distributions to shareholders from:
Net realized gains ....................................................................     (30,002,610)              --
                                                                                          -------------    ------------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     107,128,194       38,056,731
Reinvestment of distribututions .......................................................      30,002,610               --
Cost of shares redeemed ...............................................................     (61,825,403)     (48,742,329)
                                                                                          -------------    ------------------
Net increase (decrease) in net assets from Portfolio share transactions ...............      75,305,401      (10,685,598)
                                                                                          -------------    ------------------
Increase (decrease) in net assets .....................................................      66,483,084       56,267,343
Net assets at beginning of period .....................................................     264,602,014      208,334,671
Net assets at end of period (including accumulated net investment loss of $568,782 and    -------------    ------------------
   $3,000, respectively)                                                                  $ 331,085,098    $ 264,602,014
                                                                                          -------------    ------------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      99,700,599      105,692,352
                                                                                          -------------    ------------------
Shares sold ...........................................................................      39,462,022       18,715,517
Shares issued to shareholders in reinvestment of distributions ........................      10,164,157               --
Shares redeemed .......................................................................     (23,922,373)     (24,707,270)
                                                                                          -------------    ------------------
Net increase (decrease) in Portfolio shares ...........................................      25,703,806       (5,991,753)
                                                                                          -------------    ------------------
Shares outstanding at end of period ...................................................     125,404,405       99,700,599
                                                                                          -------------    ------------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                2000(a)    1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $2.654    1.971     1.969   1.677    1.346    1.039
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            (.005)(b)(.006)(b)    --    .004     .002     .005
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       .271     .689      .342    .488     .369     .307
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .266     .683      .342    .492     .371     .312
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      --       --        --   (.010)      --    (.005)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           (.280)      --     (.340)  (.190)   (.040)      --
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.280)      --     (.340)  (.200)   (.040)   (.005)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $2.640    2.654     1.971   1.969    1.677    1.346
                                                                       ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        8.91**  34.56     18.37   34.20    28.04    30.07
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                331,085  264,602   208,335 137,415  69,137   35,373
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          .75*     .71       .70     .71      .75      .87
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           .75*     .71       .70     .71      .75      .87
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.37)*   (.30)     (.01)    .20      .15      .42
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              135*     208       276     330      156       81
-----------------------------------------------------------------------------------------------------------------------------

(a) For the six months ended June 30, 2000 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

*   Annualized

**  Not annualized

    The accompanying notes are an integral part of the financial statements.

                         86 | Kemper Variable Series --
                              Kemper Small Cap Growth Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Technology Growth Portfolio

The Kemper Technology Growth Portfolio's semiannual period was characterized by volatility brought about by a market propelled by the explosive growth of technology stocks, particularly those of Internet-related companies. Despite this volatile environment, the fund posted strong returns for this period.

While we were pleased with the fund's overall gain, the figures do not reflect the degree of volatility present during this period. This swing in performance illustrates the powerful ups and downs of technology stocks. As momentum in this sector increased, new, smaller high-flying stocks were grabbing headlines with strong performance. But with a dramatic downturn taking place in April, investors began to debate whether the high valuations in this group of companies were justified.

Although the entire technology sector suffered, it was the Internet-related companies that declined most dramatically. Larger, more established technology companies, like those held by this fund, declined less.

On the positive side, we enjoyed strong performance from our investments in semiconductors and component-based technology companies. These companies produce computer chips: the building blocks for cellular and wireless telecommunications, computers and a host of other goods. Top-performing semiconductor stocks included Xilinx and Applied Materials.

Despite light activity in June, we believe that over time, companies with strong franchises, skilled management and consistent earnings growth can produce superior long-term returns. In times of market turbulence, it's important to maintain a long-term outlook. We continue to believe that quality technology stocks offer excellent prospects for investors.

James B. Burkart
Deborah L. Koch
Co-Lead Portfolio Managers

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations.

                         87 | Kemper Variable Series --
                              Kemper Technology Growth Fund

Kemper Technology Growth Portfolio

                                                     Principal
                                                    Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $383,207 on 7/3/2000**                                     ----------
    (Cost $383,000) ...........................      383,000      383,000
                                                               ----------

--------------------------------------------------------------------------------
Short-Term Obligations 16.4%
--------------------------------------------------------------------------------

 Federal Home Loan Bank Discount Note:
    6.4%, 7/5/2000 ............................    9,500,000    9,493,244
    6.45%, 7/6/2000 ...........................    5,000,000    4,995,521
    6.44%, 7/10/2000 ..........................    3,000,000    2,995,170
    6.44%, 7/12/2000 ..........................    8,500,000    8,483,274
    6.44%, 7/13/2000 ..........................    8,500,000    8,481,753
 Federal National Mortgage Association
    Discount Note .............................    6,000,000    5,993,600

--------------------------------------------------------------------------------
Total Short-Term Obligations (Cost $40,442,562)                40,442,562
--------------------------------------------------------------------------------


                                                      Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 83.4%
--------------------------------------------------------------------------------

 Health 1.9%
 Biotechnology
 Affymetrix, Inc.* ............................        2,200      363,275
 Diversa Corp.* ...............................       30,000      993,750
 Genentech, Inc.* .............................        2,200      378,400
 PE Corp-PE Biosystems Group* .................       38,700    2,549,363
 QLT Inc.* ....................................        4,000      310,664
                                                               ----------
                                                                4,595,452
                                                               ----------
 Communications 3.8%
 Cellular Telephone 0.7%
 Nextel Communications, Inc. "A" ..............       20,000    1,223,750
 Nokia Oyj (ADR) ..............................        8,600      429,463
                                                               ----------
                                                                1,653,213
                                                               ----------
 Telephone/Communications 3.1%
 JDS Uniphase Corp.* ..........................       42,000    5,034,750
 Nortel Networks Corp. ........................       30,000    2,047,500
 Sierra Wireless Inc.* ........................       11,200      602,700
                                                               ----------
                                                                7,684,950
                                                               ----------
 Media 0.6%
 Cable Television
 AT&T Corp.-- Liberty Media
    Group "A"* ................................       13,000      315,250
 EchoStar Communications Corp. ................
    "A"* ......................................       31,400    1,039,634
                                                               ----------
                                                                1,354,884
                                                               ----------
 Service Industries 8.4%
 EDP Services 2.8%
 Electronic Data Systems Corp. ................       15,000      618,750

                                                     Shares      Value ($)
--------------------------------------------------------------------------------

 First Data Corp. .............................       36,000    1,786,500
 Sapient Corp.* ...............................       16,000    1,711,000
 VeriSign, Inc.* ..............................       16,200    2,859,300
                                                               ----------
                                                                6,975,550
                                                               ----------
 Miscellaneous Commercial Services 3.6%
 Aspect Communications Corp.* .................       50,000    1,965,625
 Diamond Technology Partners Inc.* ............       22,000    1,936,000
 Siebel Systems, Inc.* ........................       31,000    5,070,438
                                                               ----------
                                                                8,972,063
                                                               ----------
 Miscellaneous Consumer Services 1.9%
 eBay, Inc.* ..................................        8,000      434,500
 Yahoo!, Inc.* ................................       35,000    4,335,625
                                                               ----------
                                                                4,770,125
                                                               ----------
 Durables 1.9%
 Telecommunications Equipment
 Tellabs, Inc.* ...............................       70,000    4,790,625
                                                               ----------

 Manufacturing 3.9%
 Electrical Products 1.2%
 Amphenol Corp "A"* ...........................       20,000    1,323,750
 Nanometrics, Inc.* ...........................       40,000    1,647,500
                                                               ----------
                                                                2,971,250
                                                               ----------
 Industrial Specialty 2.4%
 Corning, Inc.* ...............................       18,600    5,019,675
 Electro Scientific Industries, Inc.* .........       20,000      880,625
                                                               ----------
                                                                5,900,300
                                                               ----------
 Office Equipment/Supplies 0.3%
 Lexmark International Group, Inc. ............
    "A"* ......................................       11,500      773,375
                                                               ----------

 Technology 62.9%
 Computer Software 25.2%
 Advanced Digital Information
    Corp.* ....................................       14,000      223,125
 Agile Software Corp.* ........................       32,000    2,262,000
 BEA Systems, Inc.* ...........................       62,000    3,065,125
 Broadbase Software, Inc.* ....................       54,200    1,659,875
 Brocade Communications Systems,
    Inc.* .....................................       30,000    5,504,531
 Business Objects, S.A.* ......................       15,600    1,374,750
 Celera Genomics* .............................        8,000      748,000
 Check Point Software Technologies,
    Ltd .......................................       10,000    2,117,500
 Computer Associates International,
    Inc .......................................       60,000    3,071,250
 Cysive Inc.* .................................       50,000    1,193,750
 I2 Technologies Inc.* ........................       22,000    2,293,844
 Intuit, Inc.* ................................       80,225    3,319,309
 Microsoft Corp.* .............................       97,660    7,812,800
 NVIDIA Corp.* ................................        6,000      381,375
 National Instruments Corp.* ..................       30,000    1,308,750
 Oracle Corp.* ................................       73,000    6,136,563
 PC-Tel, Inc.* ................................       20,000      760,000

    The accompanying notes are an integral part of the financial statements.

                         88 | Kemper Variable Series --
                              Kemper Technology Growth Portfolio

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Portal Software, Inc.* ..................       67,000    4,279,625
 Precise Software Solutions* .............        7,300      175,200
 Rational Software Corp.* ................       27,000    2,509,313
 Reynolds and Reynolds Co.* ..............       75,000    1,368,750
 Storagenetworks Inc.* ...................        3,100      279,775
 Sycamore Networks, Inc.* ................       22,000    2,428,250
 Vignette Corp.* .........................       40,200    2,091,028
 Watchgaurd Technologies, Inc.* ..........       42,500    2,334,844
 Webmethods, Inc. ........................       20,000    3,143,750
                                                          ----------
                                                          61,843,082
                                                          ----------
 Diverse Electronic Products 7.1%
 Applied Materials, Inc.* ................       41,778    3,786,131
 Dell Computer Corp.* ....................       99,375    4,900,430
 Foundry Networks, Inc.* .................       17,000    1,878,500
 Molex Incorporated* .....................        2,500      120,313
 Motorola Inc.* ..........................       71,420    2,075,644
 Solectron Corp.* ........................       32,300    1,352,563
 Teradyne, Inc.* .........................       46,800    3,439,800
                                                          ----------
                                                          17,553,381
                                                          ----------
 EDP Peripherals 2.5%
 Ariba, Inc. .............................       16,000    1,568,750
 EMC Corp.* ..............................       14,600    1,123,288
 Mercury Interactive Corp.* ..............       17,400    1,683,450
 VERITAS Software Corp.* .................       16,125    1,822,377
                                                          ----------
                                                           6,197,865
                                                          ----------
 Electronic Components/Distributors 8.7%
 Applied Micro Circuits Corp.* ...........       12,000    1,185,000
 Broadcom Corp.* .........................        7,600    1,663,925
 Celestica Inc. ..........................       33,300    1,652,513

                                                 Shares     Value ($)
--------------------------------------------------------------------------------

 Cisco Systems, Inc.* ....................      124,000    7,881,750
 Juniper Networks, Inc. ..................       36,000    5,240,250
 Molex Inc. "A" ..........................       69,638    2,437,313
 PMC-Sierra, Inc.* .......................        7,000    1,243,813
                                                          ----------
                                                          21,304,564
                                                          ----------
 Electronic Data Processing 3.9%
 Compaq Computer Corp. ...................      130,000    3,323,125
 Seagate Technology, Inc.* ...............       60,000    3,300,000
 Sun Microsystems, Inc.* .................       32,524    2,957,645
                                                          ----------
                                                           9,580,770
                                                          ----------
 Semiconductors 15.3%
 Conexant Systems, Inc. ..................        8,000      389,000
 Intel Corp. .............................       62,000    8,288,625
 KLA Tencor Corp.* .......................       67,000    3,923,688
 Linear Technology Corp. .................       48,000    3,069,000
 Maxim Integrated Products Inc. ..........       36,000    2,445,750
 Micron Technology, Inc.* ................       18,000    1,585,125
 QLogic Corp.* ...........................       20,000    1,321,250
 SDL, Inc.* ..............................       10,000    2,851,875
 Sanmina Corp.* ..........................       54,000    4,617,000
 Silicon Image, Inc.* ....................       50,000    2,493,750
 Texas Instruments, Inc. .................       56,744    3,897,604
 Xilinx, Inc.* ...........................       32,000    2,642,000
                                                          ----------
                                                          37,524,667
                                                          ----------
 Miscellaneous 0.2%
 Advanced Radio Telecom Corp.* ...........       40,000      585,000
                                                          ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $169,800,810)                  205,031,116
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $210,626,372) (a)                               245,856,678
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Technology Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreement is fully collateralized by the U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $210,626,372. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $35,230,306. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,554,431 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,324,125.

    The accompanying notes are an integral part of the financial statements.

                         89 | Kemper Variable Series --
                              Kemper Technology Growth Portfolio

Financial Statements

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $210,626,372) ......................   $ 245,856,678
Cash .........................................................................             750
Receivable for investments sold ..............................................         199,208
Dividends receivable .........................................................          15,475
Interest receivable ..........................................................              69
Receivable for Portfolio shares sold .........................................         691,469
Foreign taxes recoverable ....................................................             389
                                                                                 -------------
Total assets .................................................................     246,764,038

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................         401,519
Accrued management fee .......................................................         130,891
Other accrued expenses and payables ..........................................          69,884
                                                                                 -------------
Total liabilities ............................................................         602,294
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 246,161,744
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $     215,412
Net unrealized appreciation (depreciation) on investments ....................      35,230,306
Accumulated net realized gain (loss) .........................................        (630,296)
Paid-in capital ..............................................................     211,346,322
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 246,161,744
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($246,161,744 / 121,810,617
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       2.021
                                                                                 -------------

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $572) ............................   $      53,916
Interest .....................................................................         777,318
                                                                                 -------------
Total Income .................................................................         831,234
                                                                                 -------------
Expenses:
Management fee ...............................................................         624,353
Custodian and accounting fees ................................................          31,456
Auditing .....................................................................           1,140
Legal ........................................................................           2,626
Trustees' fees and expenses ..................................................           8,252
Reports to shareholders ......................................................          12,284
Registration fees ............................................................          21,759
Other ........................................................................             325
                                                                                 -------------
Total expenses, before expense reductions ....................................         702,195
Expense reductions ...........................................................          (3,475)
                                                                                 -------------
Total expenses, after expense reductions .....................................         698,720
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           132,514
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................        (451,334)
Net unrealized appreciation (depreciation) during the period on investments ..      15,332,069
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          14,880,735
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  15,013,249
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         90 | Kemper Variable Series --
                              Kemper Technology Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months      Period Ended
                                                                                                 Ended         December 31,
                                                                                             June 30, 2000       1999(a)
Increase (Decrease) in Net Assets                                                             (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $     132,514    $      83,898
Net realized gain (loss) on investment transactions ......................................        (451,334)         693,828
Net unrealized appreciation (depreciation) on investment transactions during the period ..      15,332,069       19,898,237
                                                                                             -------------    ---------------
Net increase (decrease) in net assets resulting from operations ..........................      15,013,249       20,675,963
Distributions to shareholders from net realized gains ....................................        (873,790)              --
                                                                                             -------------    ---------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     156,586,908       63,796,809
Reinvestment of distributions ............................................................         873,790               --
Cost of shares redeemed ..................................................................      (9,647,703)      (1,763,482)
                                                                                             -------------    ---------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     147,812,995       62,033,327
                                                                                             -------------    ---------------
Increase (decrease) in net assets ........................................................     161,952,454       82,709,290
Net assets at beginning of period ........................................................      84,209,290        1,500,000
Net assets at end of period (including undistributed net investment income of $215,412 and   -------------    ---------------
   $82,898, respectively)                                                                    $ 246,161,744    $  84,209,290
                                                                                             -------------    ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      47,388,450        1,500,000
                                                                                             -------------    ---------------
Shares sold ..............................................................................      79,359,999       47,160,757
Shares issued to shareholders in reinvestment of distributions ...........................         411,089               --
Shares redeemed ..........................................................................      (5,348,921)      (1,272,307)
                                                                                             -------------    ---------------
Net increase (decrease) in Portfolio shares ..............................................      74,422,167       45,888,450
                                                                                             -------------    ---------------
Shares outstanding at end of period ......................................................     121,810,617       47,388,450
                                                                                             -------------    ---------------

(a) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            2000(a)  1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $1.777    1.000
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                                                             .002     .005
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                           .252     .772
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                             .254     .777
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                               (.010)      --
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $2.021    1.777
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                           14.25**  77.70**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                    246,162  84,209
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                              .84*    1.19*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                               .84*     .94*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                    .16*     .60*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                   93*      34*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         91 | Kemper Variable Series --
                              Kemper Technology Growth Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Value+Growth Portfolio

Interest rate hikes, a technology correction and increased volatility characterized the Kemper Value+Growth Portfolio's semiannual period. Investors left the technology market for more defensive, value-oriented stocks such as energy and financial services. As this occurred, the huge disparity in the valuations between growth stocks and value stocks began to narrow. The extreme disparity in the market wasn't erased, but certainly the market broadened its favor beyond just a small group of technology-related growth stocks.

The fund's relative performance was hurt by the decline in technology stocks and our tilt toward growth stocks in general. After the severe technology sector correction, however, the valuations of some of the stocks we had sold looked attractive to us again. We added to our position in Intel. Despite their volatility, tech names such as Intel, Oracle, Seagate and EMC were among the fund's best performers over the six-month period.

During this period, we've been building our position in the energy sector -- specifically oil stocks, a traditionally value-oriented segment of the market. The energy sector, like the technology sector, is enjoying positive earnings revisions, which is a nice diversifier along the value spectrum.

We expected a slowing economy but neither of the two scenarios that would most certainly take the market down sharply, namely recession or significantly higher inflation. Our disciplined process and balance between growth and value investments is meant to exploit the tension between fear and greed that is always present in the markets.

Donald E. Hall
Lead Portfolio Manager

                         92 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Value+Growth Portfolio

                                                Principal
                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement 0.3%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $445,240 on 7/3/2000**                                 ----------
    (Cost $445,000) .......................      445,000      445,000
                                                           ----------

--------------------------------------------------------------------------------
Commercial Paper 4.9%
--------------------------------------------------------------------------------

 Countrywide Home Loans Corp.:
    6.88%, 7/6/2000 .......................    1,000,000      999,044
    6.8%, 7/10/2000 .......................    2,000,000    1,996,600
 Detroit Edison Co., 7.15%, 7/14/2000 .....    2,000,000    1,994,836
 Enron Corp, 6.9%, 7/7/2000 ...............    1,000,000      998,850
 Florida Power and Light Co., 6.68%,
    7/17/2000 .............................    2,000,000    1,994,062

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $7,983,392) ..                 7,983,392
--------------------------------------------------------------------------------

                                               Shares
--------------------------------------------------------------------------------
Common Stocks 94.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.2%
 Department & Chain Stores
 Gap, Inc. ................................       11,125      347,656
 Home Depot, Inc. .........................       55,650    2,779,022
 Wal-Mart Stores, Inc. ....................       35,400    2,039,925
                                                           ----------
                                                            5,166,603
                                                           ----------
 Consumer Staples 2.4%
 Alcohol & Tobacco 0.4%
 Anheuser-Busch Companies, Inc. ...........        5,900      440,656
 UST, Inc. ................................       15,400      226,188
                                                            ----------
                                                              666,844
                                                           ----------
 Food & Beverage 1.2%
 Bestfoods ................................        9,900      685,575
 Coca-Cola Co. ............................        8,900      511,194
 PepsiCo, Inc. ............................       15,000      666,563
                                                           ----------
                                                            1,863,332
                                                           ----------
 Package Goods/Cosmetics 0.8%
 Kimberly-Clark Corp. .....................       15,000      860,625
 Procter & Gamble Co. .....................        8,100      463,725
                                                           ----------
                                                            1,324,350
                                                           ----------
 Health 8.2%
 Biotechnology 1.3%
 Amgen Inc.* ..............................       14,400    1,011,600
 MedImmune, Inc.* .........................        9,600      710,400
 PE Corp-PE Biosystems Group ..............        6,800      447,950
                                                           ----------
                                                            2,169,950
                                                           ----------

                                                  Shares      Value ($)
--------------------------------------------------------------------------------

 Hospital Management 0.8%
 HCA-The Heathcare Corporation ............       18,100      549,788
 UnitedHealth Group Inc. ..................        8,800      754,600
                                                           ----------
                                                            1,304,388
                                                           ----------
 Medical Supply & Specialty 0.4%
 Baxter International, Inc. ...............        8,200      576,562
                                                           ----------

 Pharmaceuticals 5.7%
 Abbott Laboratories ......................       23,300    1,038,306
 Bristol-Myers Squibb Co. .................       42,100    2,452,325
 Johnson & Johnson, Inc. ..................       17,100    1,742,063
 Merck & Co., Inc. ........................       17,300    1,325,613
 Pfizer, Inc. .............................       45,750    2,196,000
 Schering-Plough Corp. ....................        8,200      414,100
                                                           ----------
                                                            9,168,407
                                                           ----------
 Communications 9.1%
 Cellular Telephone 1.1%
 Nokia Oyj (ADR) ..........................       27,200    1,358,300
 Vodafone AirTouch plc (ADR) ..............        9,250      383,297
                                                           ----------
                                                            1,741,597
                                                           ----------
 Telephone/Communications 8.0%
 AT&T Corp. ...............................       39,400    1,246,025
 Bell Atlantic Corp. ......................       61,800    3,140,212
 BellSouth Corp. ..........................       24,300    1,035,787
 GTE Corp. ................................       31,300    1,948,425
 Nortel Networks Corp. ....................       16,600    1,132,950
 SBC Communicatons, Inc. ..................       28,200    1,219,650
 WorldCom, Inc.* ..........................       68,200    3,128,675
                                                           ----------
                                                           12,851,724
                                                           ----------
 Financial 17.1%
 Banks 4.0%
 Bank of America Corp. ....................       35,000    1,505,000
 Chase Manhattan Corp. ....................       58,050    2,673,928
 Compass Bancshares, Inc. .................       34,000      580,125
 First Union Corp. ........................       15,000      372,188
 J.P. Morgan & Co., Inc. ..................        4,300      473,538
 PNC Bank Corp. ...........................        9,600      450,000
 Wells Fargo Co. ..........................       10,700      414,625
                                                           ----------
                                                            6,469,404
                                                           ----------
 Insurance 5.1%
 AFLAC, Inc. ..............................        3,700      169,968
 AMBAC Financial Group, Inc. ..............       15,300      838,631
 American General Corp. ...................       13,500      823,500
 American International Group, Inc. .......       10,350    1,216,125
 Cigna Corp. ..............................        6,500      607,750
 Hartford Financial Services Group, Inc. ..        9,600      537,000
 Lincoln National Corp. ...................       20,900      755,013
 MBIA, Inc. ...............................        8,400      404,775
 MGIC Investment Corp. ....................       14,100      641,550

    The accompanying notes are an integral part of the financial statements.

                         93 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

                                                Shares      Value ($)
--------------------------------------------------------------------------------

 Nationwide Financial Services, Inc. "A" .       22,000      723,250
 PMI Group, Inc. .........................        4,700      223,250
 Providian Financial Corp. ...............        9,900      891,000
 XL Capital Ltd. "A" .....................        7,889      426,992
                                                          ----------
                                                           8,258,804
                                                          ----------
 Consumer Finance 3.5%
 Associates First Capital Corp. ..........       29,900      667,143
 Citigroup, Inc. .........................       62,500    3,765,625
 Household International, Inc. ...........       20,900      868,656
 SLM Holding Corp. .......................        8,600      321,963
                                                          ----------
                                                           5,623,387
                                                          ----------
 Other Financial Companies 4.4%
 CIT Group, Inc. .........................       18,200      295,750
 Federal Home Loan Mortgage Corp. ........       13,700      554,850
 Federal National Mortgage Association ...       14,100      735,844
 Legg Mason, Inc. ........................       24,500    1,225,000
 Lehman Brothers Holdings, Inc. ..........       10,300      973,994
 Marsh & McLennan Companies, Inc. ........        8,500      887,719
 Morgan Stanley Dean Witter & Co. ........       29,800    2,480,850
                                                          ----------
                                                           7,154,007
                                                          ----------
 Media 3.0%
 Advertising 0.9%
 Interpublic Group of Companies, Inc. ....       10,000      430,000
 True North Communications, Inc. .........       24,600    1,082,400
                                                          ----------
                                                           1,512,400
                                                          ----------
 Broadcasting & Entertainment 0.2%
 Time Warner, Inc. .......................        4,700      357,200
                                                          ----------

 Print Media 0.8%
 Gannett Co., Inc. .......................       22,700    1,357,744
                                                          ----------

 Miscellaneous 1.0%
 TV Guide, Inc. ..........................       47,400    1,623,450
                                                          ----------

 Service Industries 3.0%
 EDP Services 1.4%
 Automatic Data Processing, Inc. .........        7,800      417,787
 Electronic Data Systems Corp. ...........       22,200      915,750
 First Data Corp. ........................       19,100      947,838
                                                          ----------
                                                           2,281,375
                                                          ----------
 Investment 1.3%
 Bear Stearns Companies, Inc. ............        8,900      370,462
 Charles Schwab Corp. ....................       19,800      665,775
 Goldman Sachs Group, Inc. ...............        4,500      426,938
 Merrill Lynch & Co., Inc. ...............        5,700      655,500
                                                          ----------
                                                           2,118,675
                                                          ----------
 Miscellaneous Consumer Services 0.2%
 H & R Block, Inc. .......................       11,300      365,838
                                                          ----------

 Durables 6.0%
 Aerospace 2.4%
 Boeing Co. ..............................       30,200    1,262,738
 Northrop Grumman Corp. ..................       11,200      742,000
 Rockwell International Corp. ............       35,300    1,111,950

                                                Shares       Value ($)
--------------------------------------------------------------------------------

 United Technologies Corp. ...............       13,542      797,285
                                                          ----------
                                                           3,913,973
                                                          ----------
 Automobiles 1.8%
 Eaton Corp. .............................        5,600      375,200
 Ford Motor Co. ..........................       49,200    2,115,600
 General Motors Corp. ....................        6,619      384,316
                                                          ----------
                                                           2,875,116
                                                          ----------
 Construction/Agricultural Equipment 0.5%
 PACCAR, Inc. ............................       18,400      730,250
                                                          ----------

 Telecommunications Equipment 1.4%
 Lucent Technologies, Inc. ...............       23,365    1,384,376
 Tellabs, Inc.* ..........................       11,800      807,563
                                                          ----------
                                                           2,191,939
                                                          ----------
 Manufacturing 5.2%
 Chemicals 0.6%
 E.I. du Pont de Nemours & Co. ...........       14,800      647,500
 Praxair, Inc. ...........................       10,000      374,375
                                                          ----------
                                                           1,021,875
                                                          ----------
 Diversified Manufacturing 2.3%
 General Electric Co. ....................       42,700    2,263,100
 Koninklijke (Royal) Philips
    Electronics N.V ......................        8,500      403,750
 Tyco International Ltd. .................       20,560      974,030
                                                          ----------
                                                           3,640,880
                                                          ----------
 Electrical Products 0.7%
 Emerson Electric Co. ....................       18,500    1,116,938
                                                          ----------

 Industrial Specialty 1.2%
 Corning, Inc. ...........................        4,300    1,160,463
 QUALCOMM Inc.* ..........................        8,000      480,000
 Teleflex Incorporated ...................        8,500      315,031
                                                          ----------
                                                           1,955,494
                                                          ----------
 Machinery/Components/Controls 0.4%
 Parker-Hannifin Corp. ...................       17,000      582,250
 Visteon Corporation* ....................        6,442       78,913
                                                          ----------
                                                             661,163
                                                          ----------
 Technology 24.3%
 Computer Software 7.5%
 America Online, Inc.* ...................       12,700      669,925
 Computer Associates International,
    Inc ..................................       32,600    1,668,713
 Jack Henry & Associates, Inc. ...........       24,600    1,233,075
 Microsoft Corp.* ........................       58,500    4,680,000
 Oracle Corp.* ...........................       37,600    3,160,750
 Rational Software Corp.* ................        6,700      622,681
                                                          ----------
                                                          12,035,144
                                                          ----------
 Diverse Electronic Products 2.3%
 Applied Materials, Inc.* ................       14,700    1,332,187
 Dell Computer Corp.* ....................       17,100      843,244
 General Motors Corp. "H" (New) ..........        2,322      203,756
 Motorola Inc. ...........................       46,800    1,360,125
                                                          ----------
                                                           3,739,312
                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                         94 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 EDP Peripherals 1.2%
 EMC Corp.* ...............................        25,200     1,938,825
                                                            -----------

 Electronic Components/Distributors 3.8%
 Cisco Systems, Inc.* .....................        97,500     6,197,344
                                                            -----------

 Electronic Data Processing 4.3%
 Apple Computer, Inc.* ....................         8,200       429,475
 Hewlett-Packard Co. ......................         7,300       911,588
 International Business Machines Corp. ....         5,600       613,550
 Seagate Technology, Inc.* ................        37,500     2,062,500
 Sun Microsystems, Inc.* ..................        32,000     2,910,000
                                                            -----------
                                                              6,927,113
                                                            -----------
 Semiconductors 5.1%
 Intel Corp. ..............................        38,300     5,120,231
 Maxim Integrated Products Inc.* ..........         7,500       509,531
 QLogic Corp.* ............................         7,600       502,075
 Texas Instruments, Inc. ..................        13,800       947,888
 Vitesse Semiconductor Corp.* .............        14,800     1,088,725
                                                            -----------
                                                              8,168,450
                                                            -----------
 Miscellaneous 0.1%
 Agilent Technologies, Inc.* ..............         2,784       205,336
                                                            -----------

 Energy 9.3%
 Oil & Gas Production 5.6%
 Anadarko Petroleum Corp. .................        13,000       641,062
 Exxon Mobil Corp. ........................        33,453     2,626,061
 Imperial Oil Ltd.* .......................        33,300       812,990
 Royal Dutch Petroleum Co. ................
    (New York shares) .....................        56,700     3,490,594

                                                   Shares     Value ($)
-----------------------------------------------------------------------

 Texaco, Inc. .............................        27,400     1,459,050
                                                            -----------
                                                              9,029,757
                                                            -----------
 Oil Companies 3.7%
 Ashland Inc. .............................        28,000       981,750
 Chevron Corp. ............................        21,500     1,823,469
 Phillips Petroleum Co. ...................        36,600     1,855,163
 Repsol S.A. (ADR) ........................        61,800     1,224,413
                                                            -----------
                                                              5,884,795
                                                            -----------
 Metals & Minerals 0.2%
 Steel & Metals
 Alcoa, Inc. ..............................         9,600       278,400
                                                            -----------

 Transportation 0.7%
 Airlines 0.2%
 Delta Air Lines, Inc. ....................         7,100       358,994
                                                            -----------

 Railroads 0.5%
 Canadian National Railway Co. ............        28,100       817,931
                                                            -----------

 Utilities 3.1%
 Electric Utilities
 Allegheny Energy, Inc. ...................        24,200       662,475
 DPL Inc. .................................        41,200       903,825
 Northeast Utilities ......................        70,100     1,524,675
 Peco Energy Co. ..........................        10,100       407,156
 Southern Co. .............................        23,900       557,169
 Unicom Corp. .............................        25,800       998,138
                                                            -----------
                                                              5,053,438
                                                            -----------
-----------------------------------------------------------------------
Total Common Stocks (Cost $133,486,021)                     152,698,508
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $141,914,413) (a)                                 161,126,900
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Value+Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $141,914,413. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $19,212,487. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,196,734 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,984,247.

    The accompanying notes are an integral part of the financial statements.

                         95 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

Financial Statements

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $141,914,413) ......................   $ 161,126,900
Foreign currency, at value (cost $2,827) .....................................           2,823
Dividends receivable .........................................................          97,697
Interest receivable ..........................................................              80
Receivable for Portfolio shares sold .........................................          88,314
Other assets .................................................................             402
                                                                                 -------------
Total assets .................................................................     161,316,216

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................           2,397
Payable for Portfolio shares redeemed ........................................          29,487
Accrued management fee .......................................................         101,973
Other accrued expenses and payables ..........................................          37,694
                                                                                 -------------
Total liabilities ............................................................         171,551
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 161,144,665
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Overdistributed net investment loss ..........................................   $    (645,303)
Net unrealized appreciation (depreciation) on:
Investments ..................................................................      19,212,487
Foreign currency related transactions ........................................              21
Accumulated net realized gain (loss) .........................................       6,753,588
Paid-in capital ..............................................................     135,823,872
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 161,144,665
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($161,144,665 / 95,026,666
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       1.695
                                                                                 -------------

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $10,499) .........................   $      38,468
Interest .....................................................................         145,107
                                                                                 -------------
Total Income .................................................................         183,575
                                                                                 -------------
Expenses:
Management fee ...............................................................         607,874
Custodian fees ...............................................................           5,331
Auditing .....................................................................          17,858
Legal ........................................................................           4,457
Trustees' fees and expenses ..................................................          11,438
Reports to shareholders ......................................................          12,762
Registration fees ............................................................             450
                                                                                 -------------
Total expenses, before expense reductions ....................................         660,170
Expense reductions ...........................................................            (234)
                                                                                 -------------
Total expenses, after expense reductions .....................................         659,936
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (476,361)
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       7,316,696
Foreign currency related transactions ........................................             (15)
                                                                                 -------------
                                                                                     7,316,681
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on investments ..      (9,756,266)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (2,439,564)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  (2,915,925)
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         96 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (476,361)   $     727,711
Net realized gain (loss) on investment transactions ...................................       7,316,681       14,165,134
Net unrealized appreciation (depreciation) on investment transactions during the period      (9,756,245)       9,768,753
                                                                                          -------------    -------------
Net increase (decrease) in net assets resulting from operations .......................      (2,915,925)      24,661,598
Distributions to shareholders from:
Net investment income .................................................................        (863,095)        (900,474)
                                                                                          -------------    -------------
Net realized gains ....................................................................     (14,672,601)      (3,151,621)
                                                                                          -------------    -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................       7,883,728       21,193,317
Reinvestment of distributions .........................................................      15,535,695        4,052,095
Cost of shares reedemed ...............................................................     (15,889,101)     (26,109,692)
                                                                                          -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............       7,530,322         (864,280)
                                                                                          -------------    -------------
Increase (decrease) in net assets .....................................................     (10,921,299)      19,745,223
Net assets at beginning of period .....................................................     172,065,964      152,320,741
Net assets at end of period (including undistributed (overdistributed) net investment     -------------    -------------
   income (loss) of $(645,303) and $694,153, respectively) ............................   $ 161,144,665    $ 172,065,964
                                                                                          -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................      90,779,505       91,158,000
                                                                                          -------------    -------------
Shares sold ...........................................................................       4,436,230       12,603,956
Shares issued to shareholders in reinvestment of distributions ........................       8,648,816        2,443,385
Shares redeemed .......................................................................      (8,837,885)     (15,425,836)
                                                                                          -------------    -------------
Net increase (decrease) in Portfolio shares ...........................................       4,247,161         (378,495)
                                                                                          -------------    -------------
Shares outstanding at end of period ...................................................      95,026,666       90,779,505
                                                                                          -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2000(a)   1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.896    1.671   1.425    1.146    1.000
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (.005)(c) .008(c) .008     .012     .008
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.016)    .262    .278     .277     .138
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  (.021)    .270    .286     .289     .146
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.010)   (.010)     --    (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                     (.170)   (.035)  (.040)       --      --
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.180)   (.045)  (.040)   (.010)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.695    1.896   1.671    1.425    1.146
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                 (1.57)** 16.52   20.17    25.47    14.60**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          161,145  172,066 152,321  69,094   10,196
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .81*      .83     .78      .84    1.01*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .81*      .82     .78      .84     .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.59)*      .46     .80      .95     .97*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         44*      102     102       50      25*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         97 | Kemper Variable Series --
                              Kemper Value+Growth Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Contrarian Value Portfolio

After outperforming strongly in both April and May, Kemper Contrarian Value Portfolio gave a little back in June, but remained in positive territory for the quarter and outperformed its benchmark, the Russell 1000 Value Index. The portfolio declined 6.53% in June and gained 0.10% for the second quarter. By comparison, the Russell 1000 Value lost 4.57% in June and 4.69% in the second quarter. The disparity in performance late in the quarter can be attributed to the reconstitution of the Russell 1000 Index and broad selling by institutional investors. "This is of course a `technical' not a fundamental issue with the markets and we believe it will reverse itself soon," comments Lead Portfolio Manager Tom Sassi. "In general, we believe the markets are once again focused on earnings and valuations rather than momentum, which should be positive for the portfolio's investments."

The portfolio's stock selection and sector allocation both contributed to performance during the quarter. Financials, however, were a drag on performance as concern over higher rates lingered. Sassi remains true to his contrarian discipline and is focused less on macroeconomic events and more on upgrading the portfolio's fundamentals and valuation characteristics.

Thomas F. Sassi
Lead Portfolio Manager

                         98 | Kemper Variable Series --
                              Kemper Contrarian Value Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Contrarian Value Portfolio

                                              Principal
                                             Amount ($)    Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Obligations 10.9%
--------------------------------------------------------------------------------

 Fed Home Loan Discount Notes,
    6.57%, 7/3/2000**                                      ----------
    (Cost $21,353,203) ....................   21,361,000   21,353,203
                                                           ----------

                                                Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 89.1%
--------------------------------------------------------------------------------

 Consumer Discretionary 7.0%
 Department & Chain Stores 4.9%
 J.C. Penney Co., Inc. ....................      157,800    2,909,438
 May Department Stores ....................      200,000    4,800,000
 Sears, Roebuck & Co. .....................       58,000    1,892,250
                                                           ----------
                                                            9,601,688
                                                           ----------
 Home Furnishings 2.1%
 Newell Rubbermaid, Inc. ..................      161,700    4,163,775
                                                           ----------

 Consumer Staples 15.5%
 Alcohol & Tobacco 4.0%
 Philip Morris Companies, Inc. ............      292,500    7,769,531
                                                           ----------

 Food & Beverage 6.2%
 Albertson's, Inc. ........................       70,000    2,327,500
 H.J. Heinz Co. ...........................      108,200    4,733,750
 Sara Lee Corp. ...........................      264,800    5,113,950
                                                           ----------
                                                           12,175,200
                                                           ----------
 Package Goods/Cosmetics 3.0%
 International Flavors &
    Fragrances, Inc. ......................       64,500    1,947,094
 Unilever NV (New York Shares) ............       90,714    3,900,702
                                                           ----------
                                                            5,847,796
                                                           ----------
 Textiles 2.3%
 VF Corp. .................................      185,000    4,405,313
                                                           ----------

 Health 9.4%
 Medical Supply & Specialty 3.0%
 Becton, Dickinson & Co. ..................      200,000    5,737,500
                                                           ----------

 Pharmaceuticals 6.4%
 Abbott Laboratories ......................       95,500    4,255,718
 Bristol-Myers Squibb Co. .................       70,000    4,077,500
 Johnson & Johnson, Inc. ..................       19,000    1,935,625
 Merck & Co., Inc. ........................       30,000    2,298,750
                                                           ----------
                                                           12,567,593
                                                           ----------
 Financial 20.4%
 Banks 10.0%
 Bank of America Corp. ....................       58,906    2,532,958
 First Union Corp. ........................      170,000    4,218,125

                                                 Shares       Value ($)
--------------------------------------------------------------------------------

 KeyCorp ..................................      224,000    3,948,000
 PNC Bank Corp. ...........................       37,200    1,743,750
 Wachovia Corp. ...........................       35,000    1,898,750
 Washington Mutual, Inc. ..................      126,704    3,658,578
 Wells Fargo Co. ..........................       40,000    1,550,000
                                                           ----------
                                                           19,550,161
                                                           ----------
 Insurance 1.7%
 Allstate Corp. ...........................      149,100    3,317,475
                                                           ----------

 Other Financial Companies 7.8%
 Federal Home Loan
    Mortgage Corp. ........................      184,600    7,476,300
 Federal National Mortgage
    Association ...........................      151,600    7,911,625
                                                           ----------
                                                           15,387,925
                                                           ----------
 Real Estate 0.9%
 BRE Properties, Inc. "A" (REIT) ..........       60,000    1,732,500
                                                           ----------

 Service Industries 2.8%
 Printing/Publishing
 Equifax, Inc. ............................      207,000    5,433,750
                                                           ----------

 Durables 3.3%
 Aerospace 1.5%
 United Technologies Corp. ................       51,000    3,002,625
                                                           ----------

 Automobiles 1.8%
 Dana Corp. ...............................       75,000    1,589,062
 Ford Motor Co. ...........................       44,500    1,913,500
                                                           ----------
                                                            3,502,562
                                                           ----------
 Manufacturing 14.9%
 Chemicals 1.8%
 E.I. du Pont de Nemours & Co. ............       40,000    1,750,000
 Praxair, Inc. ............................       46,400    1,737,100
                                                           ----------
                                                            3,487,100
                                                           ----------
 Containers & Paper 3.1%
 Sonoco Products Co. ......................      293,200    6,028,925
                                                           ----------

 Diversified Manufacturing 1.4%
 Minnesota Mining &
    Manufacturing Co. .....................       33,000    2,722,500
                                                           ----------

 Electrical Products 2.7%
 Emerson Electric Co. .....................       62,300    3,761,363
 Thomas & Betts Corp. .....................       81,700    1,562,513
                                                           ----------
                                                            5,323,876
                                                           ----------
 Machinery/Components/
 Controls 2.5%
 Pitney Bowes, Inc. .......................      120,800    4,832,000
 Visteon Corporation* .....................        5,827       71,375
                                                           ----------
                                                            4,903,375
                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                         99 | Kemper Variable Series --
                              Kemper Contrarian Value Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Office Equipment/Supplies 1.5%
 Xerox Corp. ..............................       145,000     3,008,750
                                                            -----------

 Specialty Chemicals 1.9%
 Air Products & Chemicals, Inc. ...........       117,200     3,611,225
                                                            -----------

 Technology 5.1%
 Computer Software 1.6%
 Computer Associates
    International, Inc. ...................        63,000     3,224,812
                                                            -----------

 Diverse Electronic Products 2.6%
 Diebold, Inc. ............................       180,000     5,017,500
                                                            -----------

 Military Electronics 0.9%
 Raytheon Co. "B" .........................        91,500     1,761,375
                                                            -----------

 Energy 6.3%
 Oil & Gas Production
 BP Amoco plc .............................        62,944     3,560,270

                                                    Shares    Value ($)
--------------------------------------------------------------------------------

 Exxon Mobil Corp. ........................        53,000     4,160,500
 Texaco, Inc. .............................        88,200     4,696,650
                                                            -----------
                                                             12,417,420
                                                            -----------
 Construction 1.4%
 Forest Products
 Louisiana-Pacific Corp. ..................       250,000     2,718,750
                                                            -----------

 Transportation 3.0%
 Air Freight 1.3%
 FedEx Corp.* .............................        69,000     2,622,000
                                                            -----------

 Railroads 1.7%
 Burlington Northern Santa Fe Corp. .......        50,000     1,146,875
 CSX Corp. ................................        97,800     2,072,137
                                                            -----------
                                                              3,219,012
                                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $213,511,516)                    174,262,014
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $234,864,719) (a)                                 195,615,217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Contrarian Value Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $234,864,719. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $39,249,502. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,012,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $45,261,603.

    The accompanying notes are an integral part of the financial statements.

                         100 | Kemper Variable Series --
                               Kemper Contrarian Value Portfolio

Financial Statements

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $234,864,719) ......................   $ 195,615,217
Cash .........................................................................          12,114
Dividends receivable .........................................................         376,214
Receivable for Portfolio shares sold .........................................         128,229
                                                                                 -------------
Total assets .................................................................     196,131,774

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       1,250,604
Payable for Portfolio shares redeemed ........................................          54,952
Accrued management fee .......................................................         126,751
Other accrued expenses and payables ..........................................          36,028
                                                                                 -------------
Total liabilities ............................................................       1,468,335
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 194,663,439
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $   2,552,263
Net unrealized appreciation (depreciation) on investments ....................     (39,249,502)
Accumulated net realized gain (loss) .........................................     (16,013,559)
Paid-in capital ..............................................................     247,374,237
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 194,663,439
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($194,663,439 / 177,179,437 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
                                                                                 $       1.098

----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $15,038) .........................   $   3,014,875
Interest .....................................................................         335,361
                                                                                 -------------
Total Income .................................................................       3,350,236
                                                                                 -------------
Expenses:
Management fee ...............................................................         753,983
Custodian fees ...............................................................           3,908
Auditing .....................................................................          25,390
Legal ........................................................................           9,824
Trustees' fees and expenses ..................................................           9,788
Reports to shareholders ......................................................          10,316
Registration fees ............................................................           2,059
                                                                                 -------------
Total expenses, before expense reductions ....................................         815,268
Expense reductions ...........................................................             (56)
                                                                                 -------------
Total expenses, after expense reductions .....................................         815,212
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         2,535,024
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................     (14,367,898)
Net unrealized appreciation (depreciation) during the period on investments ..        (614,295)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (14,982,193)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (12,447,169)
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         101 | Kemper Variable Series --
                               Kemper Contrarian Value Portfolio

----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended     Year Ended
                                                                                             June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)           1999
----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   2,535,024    $   5,919,003
Net realized gain (loss) on investment transactions ....................................     (14,367,898)      35,340,216
Net unrealized appreciation (depreciation) on investment transactions during the period         (614,295)     (71,035,207)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................     (12,447,169)     (29,775,988)
Distributions to shareholders from:
Net investment income ..................................................................      (5,694,925)      (4,476,122)
                                                                                           -------------    -------------
Net realized gains .....................................................................     (37,017,013)     (14,920,485)
                                                                                           -------------    -------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................      14,873,050       50,935,084
Reinvestment of distributions ..........................................................      42,711,938       19,396,607
Cost of shares redeemed ................................................................     (45,177,482)     (47,519,228)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................      12,407,506       22,812,463
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................     (42,751,601)     (26,360,132)
Net assets at beginning of period ......................................................     237,415,040      263,775,172
Net assets at end of period (including undistributed net investment income                 -------------    -------------
   of $2,552,263 and $5,712,164, respectively) .........................................   $ 194,663,439    $ 237,415,040
                                                                                           -------------    -------------

Other Information
----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     161,528,464      150,119,000
                                                                                           -------------    -------------
Shares sold ............................................................................      12,193,203       29,388,019
Shares issued to shareholders in reinvestment of distributions .........................      38,917,838       10,956,506
Shares redeemed ........................................................................     (35,460,068)     (28,935,061)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................      15,650,973       11,409,464
                                                                                           -------------    -------------
Shares outstanding at end of period ....................................................     177,179,437      161,528,464
                                                                                           -------------    -------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2000(a)   1999    1998     1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.470    1.757   1.518    1.174    1.000
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     .015(c)  .037(c)   .026     .031     .015
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions               (.087)   (.194)    .263     .323     .159
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 (.072)   (.157)    .289     .354     .174
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            (.040)   (.030)  (.010)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                    (.260)   (.100)  (.040)       --       --
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (.300)   (.130)  (.050)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.098    1.470   1.757    1.518    1.174
                                                                                 --------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                 (4.82)** (10.21)  19.26    30.38   17.36**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          194,663  237,415 263,775  162,380  21,305
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    .80*      .81     .78      .80     .92*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     .80*      .80     .78      .80     .90*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         2.49*     2.14    2.02     2.38    2.42*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         48*       88      57       46      57*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period of May 1, 1996, (commencement of operations) to December 31, 1996.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         102 | Kemper Variable Series --
                               Kemper Contrarian Value Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

KVS Dreman High Return Equity Portfolio

After a long period of underperformance for value stocks, the tide began to shift during KVS Dreman High Return Equity Portfolio's semiannual period. In March, the lofty valuations of Internet-related companies began to spook the market, and investors fled these high-priced technology stocks in search of safety in more tried and true companies with experienced management, good balance sheets, and long-term records of strong earnings. Investors once again began to consider company fundamentals as part of their investment criteria.

This shift in market sentiment favored the types of companies that this fund holds -- companies with good, long-term track records currently out of favor with the market and trading at low price-to-earnings multiples. The volatility, therefore, was extremely positive for the fund, helping it recover ground lost earlier in the technology-driven momentum market.

As money flew out of the technology market, financial services stocks rallied. Investors poured into these stocks because of their strong fundamentals and deeply discounted prices. They saw safety in familiar names, such as Bank of America, that has a strong franchise and a solid long-term earnings track record. Financial stock performance improved throughout the remainder of the period. We expect the stocks to continue gaining, even in a higher interest-rate environment.

We are encouraged by the broadening in the market that we've seen lately and the attention investors are now paying to company fundamentals. We fully expect that we'll see more market volatility and probably more losses coming out of the technology sector. If this happens, investors will likely continue their recent trend of investing based on strong company fundamentals and reasonable valuations.

David N. Dreman
Lead Portfolio Manager

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations.

                         103 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Dreman High Return Equity Portfolio

                                               Principal
                                              Amount ($)      Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 11.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $12,192,580 on 7/3/2000***                              ----------
    (Cost $12,192,580) .....................   12,186,000   12,186,000
                                                            ----------
--------------------------------------------------------------------------------
Commercial Paper 9.1%
--------------------------------------------------------------------------------

 Bellsouth Corp., 6.4%, 7/14/2000 (b) ......    5,000,000    4,988,444
 Variable Funding Corp., 6.5%,
    8/3/2000** (b) .........................    5,000,000    4,970,208

--------------------------------------------------------------------------------
Total Commercial Paper (Cost $9,958,652) (c)                 9,958,652
--------------------------------------------------------------------------------

                                     Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 79.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 5.6%
 Apparel & Shoes 0.0%
 Fruit of the Loom, Inc.* ..................       95,945       25,905
                                                            ----------

 Department & Chain Stores 0.7%
 Rite Aid Corp. ............................      123,800      812,438
                                                            ----------

 Specialty Retail 4.9%
 Borders Group, Inc.* ......................      212,700    3,310,144
 Toys "R" Us, Inc.* ........................      139,190    2,026,954
                                                             5,337,098
                                                            ----------
 Consumer Staples 18.9%
 Alcohol & Tobacco 13.2%
 Imperial Tobacco Group ADR ................       21,600      418,500
 Philip Morris Companies, Inc. .............      288,110    7,652,922
 R.J. Reynolds Tobacco Holdings, Inc. ......       94,103    2,629,003
 UST, Inc. .................................      168,910    2,480,866
 Universal Corp. ...........................       63,350    1,338,269
                                                            ----------
                                                            14,519,560
                                                            ----------
 Food & Beverage 5.7%
 Nabisco Group Holdings ....................      240,110    6,227,853
                                                            ----------

 Health 10.6%
 Health Industry Services 5.7%
 Humana Inc.* ..............................      350,800    1,710,150
 McKesson HBOC, Inc. .......................      214,500    4,491,094
                                                            ----------
                                                             6,201,244
                                                            ----------
 Hospital Management 5.0%
 Tenet Healthcare Corp. ....................      201,855    5,450,085
                                                            ----------

                                                 Shares        Value ($)
--------------------------------------------------------------------------------

 Financial 21.0%
 Banks 12.3%
 Bank One Corp. ............................      147,605    3,920,767
 Bank of America Corp. .....................       37,136    1,596,848
 First Union Corp. .........................       51,771    1,284,568
 FleetBoston Financial Corp. ...............       71,588    2,433,992
 KeyCorp ...................................       84,455    1,488,519
 PNC Bank Corp. ............................       59,239    2,776,828
                                                            ----------
                                                            13,501,522
                                                            ----------
 Insurance 0.7%
 Ohio Casualty Corp. .......................        7,800       82,875
 Safeco Corp. ..............................        7,000      139,125
 St. Paul Companies, Inc. ..................       16,300      556,238
                                                            ----------
                                                               778,238
                                                            ----------
 Other Financial Companies 7.9%
 Federal Home Loan Mortgage Corp. ..........       93,941    3,804,611
 Federal National Mortgage
    Association ............................       83,373    4,351,028
 Prison Realty Trust, Inc. (REIT) ..........      185,060      566,746
                                                            ----------
                                                             8,722,385
                                                            ----------
 Service Industries 4.5%
 Environmental Services
 Transocean Sedo Forex, Inc. ...............       61,200    3,270,375
 Waste Management, Inc. ....................       88,200    1,675,800
                                                            ----------
                                                             4,946,175
                                                            ----------
 Energy 16.6%
 Oil & Gas Production 11.8%
 BP Amoco plc ..............................       37,494    2,120,754
 Conoco, Inc. "A" ..........................      174,395    3,836,690
 Conoco, Inc. "B" ..........................      109,900    2,699,419
 Nabors Industries, Inc.* ..................        3,500      145,469
 Texaco, Inc. ..............................       77,705    4,137,791
                                                            ----------
                                                            12,940,123
                                                            ----------
 Oilfield Services/Equipment 4.8%
 Diamond Offshore Drilling, Inc. ...........       18,100      635,763
 ENSCO International, Inc. .................       52,600    1,883,738
 Global Marine Inc.* .......................       38,300    1,079,581
 Noble Drilling Corp.* .....................       40,800    1,680,450
                                                            ----------
                                                             5,279,532
                                                            ----------
 Utilities 2.6%
 Natural Gas Distribution
 Columbia Energy Group .....................       43,290    2,840,906
                                                            ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $105,373,854)                     87,583,064
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $127,518,506) (a)                                 109,727,716
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         104 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

--------------------------------------------------------------------------------
Notes to KVS Dreman High Return Equity Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

*** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $127,518,506. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $17,790,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,031,260 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,822,050.

(b) At June 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

-----------------------------------------------------------------------------------------------------------------------------

   At June 30, 2000, open futures contracts purchased were as follows:

                                                                                      Aggregate
                                                            Expiration                  Face
    Futures                                                    Date       Contracts   Value ($)    Value ($)
    ----------------------------------------------------  --------------  --------- ------------ ------------
    S&P 500 Index ...................................     Sept. 15, 2000      37     13,711,093   15,602,125
                                                                                                  -----------
    Total unrealized depreciation on open futures contracts purchased .........................     (108,966)
                                                                                                  -----------

-----------------------------------------------------------------------------------------------------------------------------

(c) The portfolio has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $13,602,125 of short-term investments. As a result, approximately 91% of the portfolio's net assets are effectively invested in equities. (See Notes to Financial Statements.)

    The accompanying notes are an integral part of the financial statements.

                         105 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Financial Statements
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $127,518,506) ......................   $ 109,727,716
Cash .........................................................................             764
Dividends receivable .........................................................         341,378
Interest receivable ..........................................................           2,193
Receivable for Portfolio shares sold .........................................         169,179
Receivable for daily variation margin on open futures contracts ..............         115,625
Due from Adviser .............................................................          54,877
Other assets .................................................................         693,782
                                                                                 -------------
Total assets .................................................................     111,105,514

Liabilities
----------------------------------------------------------------------------------------------
Organization fees ............................................................          11,000
Accrued management fee .......................................................          74,510
Other accrued expenses and payables ..........................................          43,720
                                                                                 -------------
Total liabilities ............................................................         184,107
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 110,921,407
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $   1,352,189
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................     (17,790,790)
   Futures ...................................................................        (108,966)
Accumulated net realized gain (loss) .........................................      (2,590,541)
Paid-in capital ..............................................................     130,059,515
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 110,921,407
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($110,921,407 / 131,668,705
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       0.842
                                                                                 -------------
----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,237) ..........................   $   1,385,389
Interest .....................................................................         550,048
                                                                                 -------------
Total Income .................................................................       1,935,437
                                                                                 -------------
Expenses:
Management fee ...............................................................         390,450
Custodian and accounting fees ................................................          25,210
Auditing .....................................................................           6,188
Legal ........................................................................           1,500
Trustees' fees and expenses ..................................................           4,004
Reports to shareholders ......................................................           5,049
Registration fees ............................................................           3,640
Other ........................................................................           1,457
                                                                                 -------------
Total expenses, before expense reductions ....................................         437,498
Expense reductions ...........................................................            (639)
                                                                                 -------------
Total expenses, after expense reductions .....................................         436,859
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                         1,498,578
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................        (338,204)
Futures ......................................................................        (382,723)
                                                                                 -------------
                                                                                      (720,927)
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       1,152,481
Futures ......................................................................        (610,966)
                                                                                 -------------
                                                                                       541,515
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                            (179,412)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $   1,319,166
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         106 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $   1,498,578    $   2,579,821
Net realized gain (loss) on investment transactions ....................................        (720,927)       4,608,507
Net unrealized appreciation (depreciation) on investment transactions during the period          541,515      (21,113,904)
                                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations ........................       1,319,166      (13,925,576)
Distributions to shareholders from:
Net investment income ..................................................................      (2,301,094)        (888,695)
                                                                                           -------------    -------------
Net realized gains .....................................................................      (5,752,737)        (888,734)
                                                                                           -------------    -------------
Fund share transactions:
Proceeds from shares sold ..............................................................      14,578,275       77,262,014
Reinvestment of distributions ..........................................................       8,053,831        1,777,429
Cost of shares redeemed ................................................................     (18,423,694)      (9,181,943)
                                                                                           -------------    -------------
Net increase (decrease) in net assets from Portfolio share transactions ................       4,208,412       69,857,500
                                                                                           -------------    -------------
Increase (decrease) in net assets ......................................................      (2,526,253)      54,154,495
Net assets at beginning of period ......................................................     113,447,660       59,293,165
Net assets at end of period (including undistributed net investment income of $1,352,189   -------------    --------------
   and $2,154,705, respectively)                                                           $ 110,921,407    $ 113,447,660
                                                                                           -------------    --------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     126,553,336       57,649,580
                                                                                           -------------    -------------
Shares sold ............................................................................      17,328,951       76,917,647
Shares issued to shareholders in reinvestment of distributions .........................       9,905,702        1,719,138
Shares redeemed ........................................................................     (22,119,284)      (9,733,029)
                                                                                           -------------    -------------
Net increase (decrease) in Portfolio shares ............................................       5,115,369       68,903,756
                                                                                           -------------    --------------
Shares outstanding at end of period ....................................................     131,668,705      126,553,336
                                                                                           -------------    --------------

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                                                                            2000(a)   1999    1998(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                              $ .896    1.028    1.000
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      .011(c)  .026(c)    .008
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                  .005   (.138)     .020
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                    .016   (.112)     .028
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                             (.020)   (.010)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                     (.050)   (.010)       --
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (.070)   (.020)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                    $ .842     .896    1.028
                                                                                                  ---------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                  2.07**   (11.16)  2.80**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                           110,921  113,448  59,294
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                     .84*      .86    1.20*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                      .84*      .86     .87*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                          2.88*     2.57    2.77*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                          13*       24       5*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         107 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

KVS Focused Large Cap Growth Portfolio

For the six months ended June 30, 2000, the KVS Focused Large Cap Growth Portfolio returned 11.08% which handily beat the 4.23% return of the Russell 1000 Growth Index and the negative 0.42% return of the S&P 500 Index.

During the first half of 2000, the Portfolio benefited from being overweight in the technology and telecommunications sectors. In order to compete globally, companies across virtually every industry must learn to leverage the Internet's capabilities or risk becoming irrelevant. Thus, we see tremendous investment opportunities in those companies that are using the Internet as a weapon to gain market share. Consumer demand for all things digital has also created what we believe is a terrific investment opportunity in those semiconductor companies that are producing the chips and circuits to operate these devices. Lastly, current voice and data demands are simply too great for the existing copper-based telecommunications infrastructure. The need for greater capacity has created an explosive growth opportunity which we believe the optics and other wireless technology companies in the Portfolio are well positioned to exploit.

Entering 2000, we anticipated ongoing strength in the domestic economy and so we have been, and continue to be, underweight in the financial services sector. It is more difficult for financials to generate revenue in a rising interest rate environment, so our underweighting in this sector helped performance. Another decision benefiting portfolio performance was our underweighting in the health care sector. We believe the continuing uncertainty over the Medicare reimbursement issue will suppress valuations in this sector until a political resolution is achieved.

On the flip side, our underweighting in the energy sector hurt us in the first half. We simply did not expect the price of oil to rise so dramatically and to remain at such lofty prices.

We expect continued market volatility until the Federal Reserve finishes raising interest rates, but we believe the long-term outlook for the U.S. equity markets is still very favorable. Corporate earnings have been and should remain strong as economies overseas continue to improve. The Federal Reserve also appears to be successfully engineering a "soft landing" for the U.S. economy, which should cause interest rates to stabilize or perhaps even decline by the end of the year. Historically, equities and growth stocks in particular have performed well in such environments so, understandably, we are very optimistic heading into the second half of the year.

Ashi Parikh
Lead Portfolio Manager

                         108 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Focused Large Cap Growth Portfolio

                                              Principal
                                             Amount ($)   Value ($)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements 4.4%
-------------------------------------------------------------------------------


 State Street Bank and Trust Company,
    6.48%, to be repurchased at $600,324                  ---------
    on 7/3/2000** (Cost $600,000) .........     600,000     600,000
                                                          ---------

                                                 Shares
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Common Stocks 92.9%
-------------------------------------------------------------------------------

 Consumer Discretionary 11.3%
 Department & Chain Stores
 Costco Wholesale Corp.* ..................       9,400     310,200
 Home Depot, Inc. .........................      10,675     533,083
 Target Corp. .............................       2,800     162,400
 Wal-Mart Stores, Inc. ....................       9,450     544,556
                                                          ---------
                                                          1,550,239
                                                          ---------
 Health 5.5%
 Medical Supply & Specialty 1.6%
 Guidant Corp.* ...........................       4,350     215,325
                                                          ---------

 Pharmaceuticals 3.9%
 Johnson & Johnson, Inc. ..................       1,800     183,375
 Pfizer, Inc. .............................       7,350     352,800
                                                          ---------
                                                            536,175
                                                          ---------
 Communications 10.0%
 Cellular Telephone 3.1%
 Nokia Oyj (ADR) ..........................       8,450     421,972
                                                          ---------

 Telephone/Communications 7.0%
 JDS Uniphase Corp.* ......................       3,450     413,569
 Nortel Networks Corp. ....................       8,000     546,000
                                                          ---------
                                                            959,569
                                                          ---------
 Financial 9.3%
 Insurance 2.9%
 American International Group, Inc. .......       2,050     240,875
 Providian Financial Corp. ................       1,800     162,000
                                                          ---------
                                                            402,875
                                                          ---------
 Consumer Finance 4.4%
 American Express Co. .....................       5,650     294,506
 Citigroup, Inc. ..........................       5,200     313,300
                                                          ---------
                                                            607,806
                                                          ---------
 Other Financial Companies 2.0%
 Morgan Stanley Dean Witter & Co. .........       3,250     270,562
                                                          ---------

 Media 4.2%
 Broadcasting & Entertainment 2.5%
 AMFM Inc.* ...............................       5,000     345,000
                                                          ---------

                                                 Shares      Value ($)
-------------------------------------------------------------------------------

 Cable Television 1.7%
 Adelphia Communications
    Corporation-Cl A* .....................       4,900     229,688
                                                          ---------

 Service Industries 4.2%
 Investment 3.0%
 Charles Schwab Corp. .....................       4,425     148,791
 Goldman Sachs Group, Inc. ................       2,750     260,906
                                                          ---------
                                                            409,697
                                                          ---------
 Miscellaneous Consumer Services 1.2%
 Yahoo!, Inc.* ............................       1,300     161,037
                                                          ---------

 Durables 3.1%
 Telecommunications Equipment
 Lucent Technologies, Inc. ................       7,250     429,562
                                                          ---------

 Manufacturing 1.0%
 Diversified Manufacturing
 General Electric Co. .....................       2,600     137,800
                                                          ---------

 Technology 41.5%
 Computer Software 13.0%
 America Online, Inc.* ....................       7,650     403,538
 Extreme Networks, Inc.* ..................         500      52,750
 Microsoft Corp.* .........................      12,200     976,000
 Sycamore Networks, Inc.* .................       3,250     358,719
                                                          ---------
                                                          1,791,007
                                                          ---------
 Diverse Electronic Products 7.5%
 Applied Materials, Inc.* .................       2,650     240,156
 Dell Computer Corp.* .....................      16,050     791,466
                                                          ---------
                                                          1,031,622
                                                          ---------
 EDP Peripherals 4.5%
 EMC Corp.* ...............................       5,750     442,391
 VERITAS Software Corp.* ..................       1,550     175,174
                                                          ---------
                                                            617,565
                                                          ---------
 Electronic Components/Distributors 6.5%
 Cisco Systems, Inc.* .....................      10,900     692,831
 Gateway, Inc.* ...........................       3,550     201,463
                                                          ---------
                                                            894,294
                                                          ---------
 Electronic Data Processing 3.1%
 SCG Holding Corp.* .......................       8,450     184,844
 Sun Microsystems, Inc.* ..................       2,700     245,531
                                                          ---------
                                                            430,375
                                                          ---------
 Semiconductors 6.9%
 Intel Corp. ..............................       5,400     721,912
 LSI Logic Corp.* .........................       2,700     146,137
 National Semiconductor Corp.* ............       1,400      79,450
                                                          ---------
                                                            947,499
                                                          ---------

    The accompanying notes are an integral part of the financial statements.

                         109 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

                                                       Shares     Value ($)
-------------------------------------------------------------------------------

 Energy 2.8%
 Oil/Gas Transmission 1.2%
 Enron Corp. ....................................        2,550      164,475
                                                                  ---------

 Oilfield Services/Equipment 1.6%
 Weatherford International, Inc. ................        5,500      218,969
                                                                  ---------

                                                       Shares     Value ($)
-------------------------------------------------------------------------------

 Miscellaneous 2.8%
 Miscellaneous
 NASDAQ-100 Shares* .............................        4,100      382,069
                                                                  ---------

-------------------------------------------------------------------------------
Total Common Stocks (Cost $12,050,746)                           13,155,182
-------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $12,650,746) (a)                                        13,755,182
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Focused Large Cap Growth Portfolio of Investments
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $12,650,746. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $1,104,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,280,699 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $176,263.

    The accompanying notes are an integral part of the financial statements.

                         110 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Financial Statements

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $12,650,746) .......................   $ 13,755,182
Cash .........................................................................        434,250
Receivable for investments sold ..............................................        526,914
Dividends receivable .........................................................            528
Interest receivable ..........................................................            108
Receivable for Portfolio shares sold .........................................         29,705
                                                                                 ------------
Total assets .................................................................     14,746,687

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        725,965
Accrued management fee .......................................................          3,138
Other accrued expenses and payables ..........................................         34,307
                                                                                 ------------
Total liabilities ............................................................        763,410
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 13,983,277
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................   $    (27,791)
Net unrealized appreciation (depreciation) on investments ....................      1,104,436
Accumulated net realized gain (loss) .........................................        128,295
Paid-in capital ..............................................................     12,778,337
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 13,983,277
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($13,983,277 / 10,040,577
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized)                                                         $      1.393
                                                                                 ------------
---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $88) .............................   $      8,120
Interest .....................................................................          9,166
                                                                                 ------------
Total Income .................................................................         17,286
                                                                                 ------------
Expenses:
Management fee ...............................................................         37,243
Custodian and accounting fees ................................................         15,834
Auditing .....................................................................          3,080
Legal ........................................................................          2,912
Trustees' fees and expenses ..................................................          5,050
Reports to shareholders ......................................................            224
Registration fees ............................................................            129
Other ........................................................................            169
                                                                                 ------------
Total expenses, before expense reductions ....................................         64,641
Expense reductions ...........................................................        (19,564)
                                                                                 ------------
Total expenses, after expense reductions .....................................         45,077
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (27,791)
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................        189,883
Net unrealized appreciation (depreciation) during the period on investments ..        748,696
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                            938,579
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    910,788
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         111 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Six Months      Period Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)     1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    (27,791)   $       (651)
Net realized gain (loss) on investment transactions .....................................        189,883         137,368
Net unrealized appreciation (depreciation) on investment transactions during the period .        748,696         355,740
                                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations .........................        910,788         492,457
Distributions to shareholders from:
Net realized gains ......................................................................       (198,306)             --
                                                                                            ------------    ------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     12,919,613         934,463
Reinvestment of distributions ...........................................................        198,306              --
Cost of shares redeemed .................................................................     (2,767,136)         (6,908)
                                                                                            ------------    ------------
Net increase (decrease) in net assets from Fund share transactions ......................     10,350,783         927,555
                                                                                            ------------    ------------
Increase (decrease) in net assets .......................................................     11,063,265       1,420,012
Net assets at beginning of period .......................................................      2,920,012       1,500,000
Net assets at end of period (including accumulated net investment loss of                   ------------    ------------
   $27,791 at June 30, 2000)                                                                $ 13,983,277    $  2,920,012
                                                                                            ------------    ------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................      2,274,096       1,500,000
                                                                                            ------------    ------------
Shares sold .............................................................................      9,721,832         779,538
Shares issued to shareholders in reinvestment of distributions ..........................        138,296              --
Shares redeemed .........................................................................     (2,093,647)         (5,442)
                                                                                            ------------    ------------
Net increase (decrease) in Portfolio shares .............................................      7,766,481         774,096
                                                                                            ------------    ------------
Shares outstanding at end of period .....................................................     10,040,577       2,274,096
                                                                                            ------------    ------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            2000(a)  1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $1.284    1.000
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                                                           (.005)       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                           .149     .284
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                             .144     .284
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                                                              (.035)       --
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.035)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $1.393    1.284
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                           11.08**  28.40**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                    13,983    2,920
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                             1.65*    7.49*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                              1.15*    1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                  (.71)*   (.19)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                  374*     336*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         112 | Kemper Variable Series --
                               KVS Dreman High Return Equity Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

KVS Growth And Income Portfolio

For the six months ended June 30, 2000, the Portfolio returned (0.66%) -- trailing the (0.42%) return posted by the S&P 500 Index, the portfolio's benchmark.

The subpar performance can be traced in part to the general cooling the market experienced during the second quarter. Tech stocks stormed into 2000 riding the momentum built through the final quarter of 1999, but three successive interest rate increases halted the rally. While some money rotated out of the tech and into previously unpopular sectors like energy, the threat of an overheated economy and its by-product, inflation, continued to weigh heavily on the market. At its late June meeting, the Federal Reserve decided its aggressive stance had paid off and left rates alone.

In spite of the rising cost of borrowing money, Citigroup performed well for us. With franchises that include Citibank, Travelers Insurance, and Salomon Smith Barney, Citigroup's strengths extend overseas, where we believe it has exceptional growth opportunities. Nokia and EMC also turned in solid gains. As the top wireless handset company in the world, Nokia is in a prime position to capitalize on market consolidation between Europe and the U.S., as well as the huge opportunities in China. EMC's business has boomed as the surge in information on the Internet has translated into increased demand for data storage.

When we find fundamentally strong companies, we stick with them, even during slower stretches. That's why we're standing by AT&T Liberty Media Group and Comcast. AT&T Liberty is doing extremely well, but its stock declined in sympathy with some of AT&T's other holdings. Comcast, a cable company, also owns the home shopping channel QVC, which had a bit of a hiccup as it expanded into Europe.

What gives me confidence in our companies is that even though some have pulled back, the fundamentals remain strong. Backed by our thorough research, we continue to believe in the companies we hold.

David J. Corkins
Lead Portfolio Manager

                         113 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Growth and Income Portfolio

                                                    Principal
                                                   Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 6.8%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company
    6.48%, to be repurchased at
    $3,501,890 on 7/3/2000**                                     ---------
    (Cost $3,500,000) ............................   3,500,000   3,500,000
                                                                 ---------

--------------------------------------------------------------------------------
Corporate Bonds 2.8%
--------------------------------------------------------------------------------

 Financial 2.4%
 Firststar Bank, 7.125%, 12/1/2009 ...............     250,000     237,205
 General Electric Capital Corporation:
    7%, 3/1/2002 .................................     395,000     394,076
    6.52%, 10/8/2002 .............................      10,000       9,869
    7%, 2/3/2003 .................................     550,000     547,608
    6.81%, 11/3/2003 .............................      50,000      49,408
                                                                 ---------
                                                                 1,238,166
                                                                 ---------
 Media 0.0%
 Telewest Communications plc,
    9.875%, 2/1/2010 .............................      20,000      18,600
                                                                 ---------

 Service Industries 0.4%
 Sun Microsystems, Inc., 7.5%,
    8/15/2006 ....................................     175,000     174,626
                                                                 ---------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,436,357)                          1,431,392
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Bonds 2.5%
--------------------------------------------------------------------------------

 Communications 0.6%
 Cellular Telephone 0.4%
 American Tower Corp. ............................     200,000     202,500
                                                                 ---------

 Telephone/Communications 0.2% NTL Incorporated:
    7%, 12/15/2008 ...............................      25,000      40,905
    5.75%, 12/15/2009 ............................     100,000      79,000
                                                                 ---------
                                                                   119,905
                                                                 ---------
 Media 0.6%
 Advertising 0.2%
 Clear Channel Communications, Inc.,
    1.5%, 12/1/2002 ..............................     100,000      98,000
                                                                 ---------

 Cable Television 0.4%
 Comcast Corp., 2.0%, 10/15/2029 .................       1,600     186,400
                                                                 ---------

 Service Industries 1.3%
 EDP Services 0.6%
 PSINet Inc., 7.0%, 12/31/2049 ...................       8,470     292,215
                                                                 ---------

                                                        Principal
                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------

 Miscellaneous Commercial Services 0.3%
 i2 Technologies, Inc., 5.25%,
    12/15/2006 ...................................      89,000     137,283
                                                                 ---------

 Miscellaneous Consumer Services 0.4%
 BEA Systems, Inc., 4%, 12/15/2006 ...............     155,000     244,415
                                                                 ---------

--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,387,525)                        1,280,718
--------------------------------------------------------------------------------

                                                        Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks 0.9%
--------------------------------------------------------------------------------

 Media 0.6%
 Cable Television
 Media One Group, Inc., 6.25% ....................       3,655     328,722
                                                                 ---------

 Utilities 0.3%
 Electric Utilities
 Reliant Energy Inc., 7% .........................       1,230     152,981
                                                                 ---------

--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $561,076)                481,703
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks 1.2%
--------------------------------------------------------------------------------

 Durables
 Automobiles                                                     ---------
 Porsche AG ......................................         220     597,750
                                                                 ---------

--------------------------------------------------------------------------------
Common Stocks 85.8%
--------------------------------------------------------------------------------

 Consumer Discretionary 3.0%
 Department & Chain Stores 0.7%
 Home Depot, Inc. ................................       7,335     366,292
                                                                 ---------

 Hotels & Casinos 0.5%
 Royal Caribbean Cruises Ltd. ....................      14,001     259,015
                                                                 ---------

 Recreational Products 0.5%
 Harley-Davidson, Inc. ...........................       5,205     200,393
 Mattel, Inc. ....................................       4,490      59,212
                                                                 ---------
                                                                   259,605
                                                                 ---------
 Specialty Retail 0.5%
 Staples, Inc.* ..................................      17,500     269,063
                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                         114 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

                                                Shares     Value ($)
--------------------------------------------------------------------------------
 Miscellaneous 0.8%
 Park Place Entertainment, Inc.* .........      30,280     369,038
                                                         ---------

 Consumer Staples 1.5%
 Alcohol & Tobacco 0.9%
 Anheuser-Busch Companies, Inc. ..........       6,155     459,702
                                                         ---------

 Consumer Electronic & Photographic 0.5%
 Sony Corp. ..............................       2,400     224,394
                                                         ---------

 Food & Beverage 0.1%
 Bestfoods ...............................         895      61,978
                                                         ---------

 Health 4.0%
 Biotechnology 0.3%
 PE Corp-PE Biosystems Group .............       2,000     131,750
                                                         ---------

 Medical Supply & Specialty 1.0%
 Medtronic, Inc.* ........................       9,980     497,129
                                                         ---------

 Pharmaceuticals 2.8%
 Allergan, Inc. ..........................       8,130     605,685
 Pfizer, Inc. ............................      16,705     801,840
                                                         ---------
                                                         1,407,525
                                                         ---------
 Communications 16.8%
 Cellular Telephone 7.2%
 Nextel Communications, Inc. "A"* ........      13,000     795,438
 Nokia Oyj (ADR) .........................      45,375   2,265,914
 Sprint Corp. (PCS Group)* ...............      10,500     624,750
                                                         ---------
                                                         3,686,102
                                                         ---------
 Telephone/Communications 7.2%
 Allegiance Telecom, Inc.* ...............       4,500     288,000
 McLeodUSA Inc. "A"* .....................      42,001     868,894
 Nortel Networks Corp. ...................       8,400     573,300
 Telefonica S.A.* ........................      36,987     793,385
 Telefonos de Mexico S.A. de C.V .........
    "L" (ADR) ............................       7,500     428,438
 Vodafone AirTouch plc ...................     180,956     733,088
                                                         ---------
                                                         3,685,105
                                                         ---------
 Miscellaneous 2.4%
 Cox Communications, Inc. Class A* .......      11,250     512,578
 VoiceStream Wireless Corp.* .............       6,270     729,181
                                                         ---------
                                                         1,241,759
                                                         ---------
 Financial 7.2%
 Banks 1.3%
 Firstar Corp. ...........................      31,070     654,412
                                                         ---------

 Insurance 1.0%
 American International Group, Inc. ......       3,020     354,850
 ReliaStar Financial Corp. ...............       3,000     157,313
                                                         ---------
                                                           512,163
                                                         ---------
 Consumer Finance 4.2%
 American Express Co. ....................      13,935     726,361
 Associates First Capital Corp. ..........      17,970     400,956
 Citigroup, Inc. .........................      14,590     879,047

                                                Shares      Value ($)
--------------------------------------------------------------------------------

 Household International, Inc. ...........       4,200     174,563
                                                         ---------
                                                         2,180,927
                                                         ---------
 Other Financial Companies 0.7%
 John Hancock Financial
    Services, Inc.* ......................      15,100     357,681
                                                         ---------

 Media 13.5%
 Advertising 1.0%
 Avenue A, Inc.* .........................      12,805     112,844
 DoubleClick, Inc.* ......................       9,290     354,181
 Omnicom Group, Inc. .....................         685      61,008
                                                         ---------
                                                           528,033
                                                         ---------
 Broadcasting & Entertainment 5.4%
 AMFM Inc.* ..............................       1,975     136,275
 Clear Channel Communications,
    Inc.* ................................       3,050     228,750
 Hispanic Broadcasting Corp.* ............       3,930     130,181
 Infinity Broadcasting Corp. "A"* ........      11,250     409,922
 SFX Entertainment, Inc.* ................       4,065     184,195
 Time Warner, Inc. .......................      13,000     988,000
 Viacom, Inc. "B"* .......................       9,900     675,056
                                                         ---------
                                                         2,752,379
                                                         ---------
 Cable Television 6.4%
 AT&T Corp.-- Liberty Media
    Group "A"* ...........................      78,050   1,892,712
 Comcast Corp. "A"* ......................      34,000   1,377,000
                                                         ---------
                                                         3,269,712
                                                         ---------
 Print Media 0.7%
 Valassis Communications, Inc.* ..........       9,290     354,181
                                                         ---------

 Service Industries 5.2%
 EDP Services 3.3%
 PSINet, Inc.* ...........................      12,895     323,987
 Register.com, Inc.* .....................       6,895     210,728
 VeriSign, Inc.* .........................       6,538   1,153,957
                                                         ---------
                                                         1,688,672
                                                         ---------
 Investment 0.5%
 Charles Schwab Corp. ....................       7,620     256,223
                                                         ---------

 Miscellaneous Commercial Services 1.3%
 Paychex, Inc. ...........................      16,132     677,544
                                                         ---------

 Miscellaneous Consumer Services 0.1%
 eBay, Inc.* .............................         930      50,511
                                                         ---------

 Durables 1.7%
 Automobiles 0.4%
 Ford Motor Co. ..........................       4,415     189,845
                                                         ---------

 Telecommunications Equipment 1.3%
 L.M. Ericsson Telephone Co. "B"
    (ADR) ................................      35,015     700,300
                                                         ---------

    The accompanying notes are an integral part of the financial statements.

                         115 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Manufacturing 5.6%
 Chemicals 0.5%
 E.I. du Pont de Nemours & Co. ............        5,445      238,219
                                                           ----------

 Diversified Manufacturing 3.5%
 General Electric Co. .....................       34,545    1,830,885
                                                           ----------

 Industrial Specialty 1.6%
 Corning, Inc. ............................        3,000      809,625
                                                           ----------

 Machinery/Components/Controls 0.0%
 Visteon Corporation* .....................          578        7,081
                                                           ----------

 Technology 24.3%
 Computer Software 3.0%
 America Online, Inc.* ....................        7,715      406,966
 Electronic Arts, Inc.* ...................        1,630      118,888
 Inktomi Corp.* ...........................        1,525      180,331
 Macromedia, Inc.* ........................        3,200      309,400
 Oracle Corp.* ............................        6,000      504,375
                                                           ----------
                                                            1,519,960
                                                           ----------
 EDP Peripherals 3.3%
 EMC Corp.* ...............................       20,000    1,538,750
 VERITAS Software Corp.* ..................        1,287      145,451
                                                           ----------
                                                            1,684,201
                                                           ----------

                                                   Shares     Value ($)
--------------------------------------------------------------------------------

 Electronic Components/Distributors 10.6%
 Brightpoint, Inc.* .......................        1,160       10,041
 Cisco Systems, Inc.* .....................       24,275    1,542,979
 Genuity Inc. Internet Software ...........      423,475    3,917,144
                                                           ----------
                                                            5,470,164
                                                           ----------
 Electronic Data Processing 2.5%
 Sun Microsystems, Inc.* ..................       13,820    1,256,756
                                                           ----------

 Semiconductors 4.9%
 Advanced Micro Devices, Inc.* ............        1,515      117,033
 Intel Corp. ..............................        3,260      435,821
 Maxim Integrated Products Inc.* ..........        4,345      295,188
 SDL, Inc.* ...............................          580      165,409
 Texas Instruments, Inc. ..................       21,800    1,497,388
                                                            ----------
                                                            2,510,839
                                                           ----------
 Energy 3.0%
 Oil & Gas Production 0.3%
 Coastal Corp. ............................        2,320      141,230
                                                           ----------

 Oil/Gas Transmission 2.7%
 Enron Corp. ..............................       21,290    1,373,205
 Kinder Morgan, Inc. ......................        1,400       48,388
                                                           ----------
                                                            1,421,593
                                                           ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $43,175,077)                     43,981,593
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $50,660,755) (a)                                  51,273,156
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth and Income Portfolio of Investments
--------------------------------------------------------------------------------

* Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $50,660,755. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $612,401. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,072,613 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,460,212.

    The accompanying notes are an integral part of the financial statements.

                         116 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

Financial Statements

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $50,660,755) .......................   $ 51,273,156
Cash .........................................................................     21,349,805
Foreign currency, at value (cost $1,064) .....................................          1,052
Receivable for investments sold ..............................................      1,780,323
Dividends receivable .........................................................          8,764
Interest receivable ..........................................................         38,720
Receivable for Portfolio shares sold .........................................        420,749
                                                                                 ------------
Total assets .................................................................     74,872,569

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      3,594,255
Unrealized depreciation on forward currency exchange contracts ...............            227
Accrued management fee .......................................................         42,895
Other accrued expenses and payables ..........................................         74,187
                                                                                 ------------
Total liabilities ............................................................      3,711,564
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 71,161,005
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................   $    (85,146)
Net unrealized appreciation (depreciation) on:
  Investments ................................................................        612,401
  Foreign currency related transactions ......................................          1,038
Accumulated net realized gain (loss) .........................................     (1,199,778)
Paid-in capital ..............................................................     71,832,490
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 71,161,005
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($71,161,005 / 62,604,822
   outstanding shares of beneficial interest, $.01 par value, unlimited number   ------------
   of shares authorized) .....................................................   $      1.137
                                                                                 ------------

---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,500) ..........................   $     57,683
Interest .....................................................................         98,192
                                                                                 ------------
Total Income .................................................................        155,875
                                                                                 ------------
Expenses:
Management fee ...............................................................        199,066
Custodian and accounting fees ................................................         24,703
Auditing .....................................................................          3,262
Legal ........................................................................          5,085
Trustees' fees and expenses ..................................................          9,836
Reports to shareholders ......................................................          6,547
Registration fees ............................................................          6,303
Other ........................................................................         15,743
                                                                                 ------------
Total expenses, before expense reductions ....................................        270,545
Expense reductions ...........................................................        (29,524)
                                                                                 ------------
Total expenses, after expense reductions .....................................        241,021
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (85,146)
---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................     (1,080,599)
Foreign currency related transactions ........................................           (483)
Net unrealized appreciation (depreciation) during the period on:
  Investments ................................................................       (397,782)
  Foreign currency related transactions ......................................          1,038
                                                                                 ------------
                                                                                     (396,744)
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (1,477,826)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (1,562,972)
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         117 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months      Period Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)     1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $    (85,146)   $       (619)
Net realized gain (loss) on investment transactions ...................................     (1,081,082)         61,541
Net unrealized appreciation (depreciation) on investment transactions during the period       (396,744)      1,010,182
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations .......................     (1,562,972)      1,071,104
Distributions to shareholders from:
Net realized gains ....................................................................       (179,619)           --
                                                                                          ------------    ------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     61,025,600      11,722,437
Reinvestment of distributions .........................................................        179,619            --
Cost of shares redeemed ...............................................................     (4,095,164)           --
                                                                                          ------------    ------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     57,110,055      11,722,437
                                                                                          ------------    ------------
Increase (decrease) in net assets .....................................................     55,367,464      12,793,541
Net assets at beginning of period .....................................................     15,793,541       3,000,000
Net assets at end of period (including accumulated net investment loss of ($85,146) at    ------------    ------------
   June 30, 2000) .....................................................................   $ 71,161,005    $ 15,793,541
                                                                                          ------------    ------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     13,740,947       3,000,000
                                                                                          ------------    ------------
Shares sold ...........................................................................     52,257,705      10,740,947
Shares issued to shareholders in reinvestment of distributions ........................        145,390            --
Shares redeemed .......................................................................     (3,539,220)           --
                                                                                          ------------    ------------
Net increase (decrease) in Portfolio shares ...........................................     48,863,875      10,740,947
                                                                                          ------------    ------------
Shares outstanding at end of period ...................................................     62,604,822      13,740,947
                                                                                          ------------    ------------

(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            2000(a)  1999(b)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $1.149    1.000
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                                                            (.002)     --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                                          (.005)    .149
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                            (.007)    .149
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                                               (.005)      --
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         (.005)      --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $1.137    1.149
                                                                                                           ------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                            (.66)** 14.93**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                                    71,161   15,794
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                             1.29*    2.58*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                              1.15*    1.10*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                   (.41)*   (.05)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                   33*      53*
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the six months ended June 30, 2000 (Unaudited).

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

    The accompanying notes are an integral part of the financial statements.

                         118 | Kemper Variable Series --
                               KVS Growth And Income Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

KVS Growth Opportunities Portfolio

Although markets entered the year on a positive note, a retreat by technology stocks that begarch weighed against stocks for much of the period as investors re-examined the extreme valuations placed on a number of the market's highest fliers. By June, however, things had changed. A series of interest rate increases finally appeared to be having an effect on the economy and growth began to moderate. As a result, the market staged a comeback that partially erased the losses sustained during the spring volatility, but not before a healthy winnowing out of companies whose prospects for long-term success were marginal. We are extremely pleased with the portfolio's results in this challenging environment, which amounted to a 6.78% gain vs. a (0.42%) loss posted by our benchmark, the S&P 500 Index.

Standouts during the period included our semiconductor stocks. Semiconductor manufacturers across the globe are running at full capacity to keep up with burgeoning demand created by booming sales of sophisticated electronic devices. Texas Instruments and Linear Technologies, whose microchips are widely used in telecommunications devices, continued to outperform as a result of explosive growth in cellular penetration rates worldwide.

Several of our financial services positions also gained ground, including Charles Schwab and Morgan Stanley Dean Witter. Trading volumes at Schwab's on-line unit continued to outpace even the most optimistic estimates. Morgan Stanley also surprised analysts by reporting back-to-back quarters of estimate-beating results. The company's solid performance was led by higher trading volumes as well as strength at its merger advisory and underwriting units.

On the downside, several of our retail positions traded lower as a result of fears of a slowdown in consumer spending. For example, Costco fell sharply after the company hinted that profit growth would slow for the remainder of the year. We believe the market's reaction was somewhat overdone and consequently maintained our position in Costco.

Looking forward, while a return to the extreme volatility that rattled the market during the first quarter of 2000 seems unlikely, a range of factors that include interest rate uncertainty may keep markets unsettled in coming months. However, we believe the market will continue to reward companies capable of long-term growth and hope to participate by leveraging our hands-on research to identify individual standouts.

E. Marc Pinto
Lead Portfolio Manager



                         119 | Kemper Variable Series --
                               KVS Growth Opportunities Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Growth Opportunities Portfolio

                                           Principal
                                           Amount ($)   Value ($)
----------------------------------------------------------------------

----------------------------------------------------------------------
Repurchase Agreements 5.0%
----------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $4,302,322 on 7/3/2000**                            ------------
    (Cost $4,300,000) .....................   4,300,000    4,300,000
                                                        ------------


                                                Shares
--------------------------------------------------------------------

--------------------------------------------------------------------
Common Stocks 95.0%
--------------------------------------------------------------------

 Consumer Discretionary 7.7%
 Department & Chain Stores 3.6%
 Costco Wholesale Corp.* ..................      21,950      724,350
 Home Depot, Inc. .........................      27,013    1,348,937
 Wal-Mart Stores, Inc. ....................      17,705    1,020,251
                                                        ------------
                                                           3,093,538
                                                        ------------
 Hotels & Casinos 2.9%
 Carnival Corp. "A" .......................      26,925      525,038
 MGM Grand, Inc. ..........................      60,050    1,929,106
                                                        ------------
                                                           2,454,144
                                                        ------------
 Specialty Retail 1.2%
 Staples, Inc.* ...........................      66,270    1,018,901
                                                        ------------
 Consumer Staples 2.7%
 Alcohol & Tobacco 1.3%
 Anheuser-Busch Companies, Inc. ...........      15,025    1,122,180
                                                        ------------
 Package Goods/Cosmetics 1.4%
 Colgate-Palmolive Co. ....................      19,800    1,185,525
                                                        ------------
 Health 5.4%
 Biotechnology 2.9%
 Genentech, Inc.* .........................       7,080    1,217,760
 PE Corp-PE Biosystems Group ..............      19,585    1,290,162
                                                        ------------
                                                           2,507,922
                                                        ------------
 Pharmaceuticals 2.5%
 Pfizer, Inc. .............................      27,287    1,309,776
 Schering-Plough Corp. ....................      17,275      872,388
                                                        ------------
                                                           2,182,164
                                                        ------------
 Communications 14.5%
 Cellular Telephone 12.7%
 Nextel Communications, Inc. "A"* .........      42,780    2,617,601
 Nokia Oyj (ADR) ..........................      90,850    4,536,822
 Sprint Corp. (PCS Group)* ................      42,050    2,501,975
 Vodafone AirTouch plc (ADR) ..............      28,700    1,189,256
                                                        ------------
                                                          10,845,654
                                                        ------------



                                      Shares     Value ($)
----------------------------------------------------------

 Telephone/Communications 1.8%
 Compania Telefonica Nacional de
    Espana SA (ADR)* ..............    24,480   1,568,250
                                               ----------
 Financial 8.6%
 Banks 1.9%
 Bank of New York Co., Inc. .......    35,625   1,656,562
                                               ----------
 Consumer Finance 3.8%
 American Express Co. .............    27,650   1,441,256
 Citigroup, Inc. ..................    30,225   1,821,056
                                               ----------
                                                3,262,312
                                               ----------
 Other Financial Companies 2.9%
 Federal National Mortgage
    Association ...................    15,750     821,953
 Morgan Stanley Dean Witter & Co. .    20,550   1,710,788
                                               ----------
                                                2,532,741
                                               ----------
 Media 19.5%
 Broadcasting & Entertainment 10.3%
 Grupo Televisa S.A. de C.V. (GDR)*    13,375     922,039
 Time Warner, Inc. ................    52,025   3,953,900
 Univision Communication, Inc.* ...     8,025     830,588
 Viacom, Inc. "B"* ................    45,550   3,105,941
                                              -----------
                                                8,812,468
                                              -----------
 Cable Television 9.2%
 AT&T Corp.-- Liberty Media
    Group* "A" ....................    88,775   2,152,794
 Cablevision Systems Corp. "A"* ...    23,050   1,564,518
 Comcast Corp. "A"* ...............   104,105   4,216,253
                                              -----------
                                                7,933,565
                                              -----------
 Service Industries 3.3%
 EDP Services 1.6%
 VeriSign, Inc.* ..................     7,875   1,389,938
                                              -----------
 Investment 1.7%
 Charles Schwab Corp. .............    44,013   1,479,920
                                              -----------
 Durables 0.5%
 Telecommunications Equipment 0.5%
 Lucent Technologies, Inc. ........     7,485     443,486
                                              -----------
 Manufacturing 4.3%
 Diversified Manufacturing
 General Electric Co. .............    69,075   3,660,975
                                              -----------




    The accompanying notes are an integral part of the financial statements.

                         120 | Kemper Variable Series --
                               KVS Growth Opportunities Portfolio

                                           Shares    Value ($)
--------------------------------------------------------------

 Technology 26.9%
 Computer Software 2.2%
 Microsoft Corp.* ......................   23,800   1,904,000
                                                  -----------
 Diverse Electronic Products 5.5%
 Applied Materials, Inc.* ..............   29,125   2,639,452
 Dell Computer Corp.* ..................    8,315     410,033
 General Motors Corp. "H" (New)* .......   19,275   1,691,381
                                                  -----------
                                                    4,740,866
                                                  -----------
 EDP Peripherals 4.2%
 EMC Corp.* ............................   47,100   3,623,756
                                                  -----------
 Electronic Components/Distributors 3.6%
 Cisco Systems, Inc.* ..................   48,275   3,068,480
                                                  -----------
 Electronic Data Processing 3.1%
 Sun Microsystems, Inc.* ...............   29,325   2,666,742
                                                  -----------



                                             Shares    Value ($)
----------------------------------------------------------------

 Precision Instruments 2.0%
 ASM Lithography Holding NV* .........       38,650   1,705,431
                                                    -----------
 Semiconductors 6.3%
 Linear Technology Corp. .............       47,125   3,013,055
 Taiwan Semiconductor
    Manufacturing Co. ................       22,842     885,128
 Texas Instruments, Inc. .............       20,925   1,437,286
                                                    -----------
                                                      5,335,469
                                                    -----------
 Energy 1.6%
 Oil/Gas Transmission
 Enron Corp. .........................       21,850   1,409,325
                                                    -----------
----------------------------------------------------------------
Total Common Stocks (Cost $77,272,156)               81,604,314
----------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $81,572,156) (a)                            85,904,314
----------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to KVS Growth Opportunities Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $81,572,156. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $4,332,158. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,062,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,730,402.



    The accompanying notes are an integral part of the financial statements.

                         121 | Kemper Variable Series --
                               KVS Growth Opportunities Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $81,572,156) .......................   $ 85,904,314
Cash .........................................................................      9,333,662
Dividends receivable .........................................................          3,222
Interest receivable ..........................................................            774
Receivable for Portfolio shares sold .........................................      1,073,802
                                                                             ----------------
Total assets .................................................................     96,315,774

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      5,401,830
Accrued management fee .......................................................         86,132
Other accrued expenses and payables ..........................................         38,030
                                                                             ----------------
Total liabilities ............................................................      5,525,992
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 90,789,782
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................   $   (138,491)
Net unrealized appreciation (depreciation) on investments ....................      4,332,158
Accumulated net realized gain (loss) .........................................       (451,263)
Paid-in capital ..............................................................     87,047,378
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 90,789,782
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($90,789,782 / 73,021,467 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      1.243
                                                                                -------------

---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,143) ..........................   $     68,798
Interest .....................................................................         71,701
                                                                             ----------------
Total Income .................................................................        140,499
                                                                             ----------------
Expenses:
Management fee ...............................................................        230,578
Custodian and accounting fees ................................................         22,212
Auditing .....................................................................          3,000
Legal ........................................................................          4,872
Trustees' fees and expenses ..................................................          6,472
Reports to shareholders ......................................................         14,055
Registration fees ............................................................         17,460
Other ........................................................................            423
                                                                             ----------------
Total expenses, before expense reductions ....................................        299,072
Expense reductions ...........................................................        (20,082)
                                                                             ----------------
Total expenses, after expense reductions .....................................        278,990
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                         (138,491)
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................       (451,263)
Net unrealized appreciation (depreciation) during the period on investments ..      3,116,048
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          2,664,785
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  2,526,294
---------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         122 | Kemper Variable Series --
                               KVS Growth Opportunities Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months      Period Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)     1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $   (138,491)   $     (4,390)
Net realized gain (loss) on investment transactions ......................................       (451,263)            802
Net unrealized appreciation (depreciation) on investment transactions during the period ..      3,116,048       1,216,110
                                                                                           ---------------  --------------
Net increase (decrease) in net assets resulting from operations ..........................      2,526,294       1,212,522
                                                                                           ---------------  --------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     76,534,656      12,946,060
Cost of shares redeemed ..................................................................     (5,429,750)           --
                                                                                           ---------------  --------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     71,104,906      12,946,060
                                                                                           ---------------  --------------
Increase (decrease) in net assets ........................................................     73,631,200      14,158,582
Net assets at beginning of period ........................................................     17,158,582       3,000,000
Net assets at end of period (including accumulated net investment loss of $138,491 at June ---------------  --------------
   30, 2000) .............................................................................   $ 90,789,782    $ 17,158,582
                                                                                           ---------------  --------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     14,736,962       3,000,000
                                                                                           ---------------  --------------
Shares sold ..............................................................................     62,795,957      11,736,962
Shares redeemed ..........................................................................     (4,511,452)             --
                                                                                           ---------------  --------------
Net increase (decrease) in Portfolio shares ..............................................     58,284,505      11,736,962
                                                                                           ---------------  --------------
Shares outstanding at end of period ......................................................     73,021,467      14,736,962
                                                                                           ---------------  --------------


(a) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------
                                                                            2000(a)  1999(b)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.164    1.000
                                                                           ------------------
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                            (.003)      --
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions           .082     .164
                                                                           ------------------
-----------------------------------------------------------------------------------------------
Total from investment operations                                             .079     .164
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.243    1.164
                                                                           ------------------
-----------------------------------------------------------------------------------------------
Total Return (%)                                                             6.78**  16.43**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                    90,790   17,159
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              1.19*    2.60*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               1.13*    1.10*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.56)*   (.34)*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                     2*       1*
-----------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

(c)      Based on monthly average shares outstanding during the period.

*  Annualized

** Not annualized


    The accompanying notes are an integral part of the financial statements.

                         123 | Kemper Variable Series --
                               KVS Growth Opportunities Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

KVS Index 500 Portfolio

The S&P 500 Index turned in virtually flat performance for the first six months of 2000. Equity markets struggled, weighed down by fears of economic overheating and higher interest rates and then by concerns about profit growth in a slowing economic environment. Throughout the period, the market remained extremely narrow, but interestingly, Microsoft alone more than accounted for the largely flat return. As has been the case for the past several years, large-cap growth-oriented stocks outperformed their value counterparts for the semi-annual period. Large-cap stocks underperformed small- and mid-cap stocks.

Volatility was high during the first quarter of 2000. The technology sector dominated the Index, although within the sector, the disparity in returns was significant. Intel and Cisco were the top contributors on a capitalization basis, while Microsoft, Lucent Technologies, Yahoo!, and America Online were among the top negative contributors. Other sectors posting strong results were utilities and financials.

The S&P Index posted a decline for the second quarter as virtually all major U.S. equity indices were down dramatically due to the Nasdaq Composite correction that began in March and April and more aggressive interest rate hikes by the Fed during the quarter. Health care was the best performing sector for the quarter. Also turning in good performance were consumer staples and utilities. Technology, communication services and consumer cyclicals were among the weaker sectors.

Going forward, we continue to view the most likely outcome for the U.S. economy to be a "soft landing." That is, we still expect that a combination of higher interest rates relative to a year ago, moderating equity markets, and higher oil prices may bring demand more in line with the economy's supply potential by late 2000/early 2001, thus keeping inflation pressures from becoming too entrenched.

James A. Creighton
Lead Portfolio Manager


"Standard & Poor's (R)," "S&P 500 (R)," "Standard & Poor's 500 (R)" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Scudder Kemper Investments, Inc. The Kemper Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


     Total return measures net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.

     Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.



                         124 | Kemper Variable Series --
                               KVS Index 500 Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Index 500 Portfolio

                                              Principal
                                              Amount ($)   Value ($)
--------------------------------------------------------------------

--------------------------------------------------------------------
Short-Term Obligations 4.3%
--------------------------------------------------------------------

 Federal Home Loan Discount Notes,
    7/3/2000, 6.57%, 7/3/2000***                        -----------
    (Cost $3,198,832) .....................   3,200,000   3,198,832
                                                        -----------

--------------------------------------------------------------------
Repurchase Agreements 0.3%
--------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $240,130 on 7/3/2000**                              -----------
    (Cost $240,000) .......................     240,000     240,000
                                                        -----------

--------------------------------------------------------------------
U.S. Government & Agencies 0.2%
--------------------------------------------------------------------

 U.S. Treasury Bill, 5.62%,                             -----------
    7/13/2000 (Cost $179,683) (b) .........     180,000     179,683
                                                        -----------



                                                 Shares
-------------------------------------------------------------------

--------------------------------------------------------------------
Common Stocks 95.2%
--------------------------------------------------------------------

 Consumer Discretionary 5.8%
 Apparel & Shoes 0.1%
 Liz Claiborne, Inc. ......................         325      11,456
 Nike, Inc. "B" ...........................       1,448      57,649
 Reebok International Ltd.* ...............         418       6,662
 Russell Corp. ............................         100       2,000
                                                        -----------
                                                             77,767
                                                        -----------
 Department & Chain Stores 4.6%
 Bed Bath & Beyond, Inc.* .................         796      28,855
 Best Buy Co., Inc.* ......................       1,123      71,030
 CVS Corp. ................................       2,255      90,200
 Consolidated Stores Corp.* ...............         580       6,960
 Costco Wholesale Corp.* ..................       2,627      86,691
 Dillard's Inc. ...........................         551       6,750
 Dollar General Corp. .....................       1,972      38,454
 Federated Department Stores, Inc.* .......       1,228      41,445
 Gap, Inc. ................................       4,862     151,937
 Home Depot, Inc. .........................      13,175     657,902
 J.C. Penney Co., Inc. ....................       1,367      25,204
 Kmart Corp.* .............................       2,654      18,080
 Kohl's Corp.* ............................       1,810     100,681
 Longs Drug Stores, Inc. ..................         200       4,350
 Lowe's Companies, Inc. ...................       2,206      90,584
 May Department Stores ....................       1,800      43,200
 Nordstrom, Inc. ..........................         738      17,804
 Rite Aid Corp. ...........................       1,553      10,192
 Sears, Roebuck & Co. .....................       2,035      66,392
 TJX Companies, Inc. (New) ................       1,748      32,775
 Target Corp. .............................       2,567     148,886
 The Limited, Inc. ........................       2,354      50,905



                                                 Shares   Value ($)
-------------------------------------------------------------------

 Wal-Mart Stores, Inc. ....................      25,456   1,466,902
 Walgreen Co. .............................       5,683     182,922
                                                        -----------
                                                          3,439,101
                                                        -----------
 Home Furnishings 0.1%
 Newell Rubbermaid, Inc. ..................       1,480      38,110
 Tupperware Corp. .........................         509      11,198
                                                        -----------
                                                             49,308
                                                        -----------
 Hotels & Casinos 0.2%
 Carnival Corp. "A" .......................       3,432      66,924
 Harrah's Entertainment, Inc.* ............         819      17,148
 Hilton Hotels Corp. ......................       1,809      16,959
 Marriott International, Inc. "A" .........       1,328      47,891
                                                        -----------
                                                            148,922
                                                        -----------
 Recreational Products 0.2%
 Brunswick Corp. ..........................         421       6,973
 Harley-Davidson, Inc. ....................       1,688      64,988
 Hasbro, Inc. .............................         927      13,963
 Mattel, Inc. .............................       2,363      31,162
                                                        -----------
                                                            117,086
                                                        -----------
 Restaurants 0.4%
 Darden Restaurants Inc. ..................         490       7,962
 McDonald's Corp. .........................       7,501     247,064
 Starbucks Corp.* .........................         990      37,806
 Tricon Global Restaurants* ...............         877      24,775
 Wendy's International, Inc. ..............         911      16,227
                                                        -----------
                                                            333,834
                                                        -----------
 Specialty Retail 0.2%
 AutoZone, Inc.* ..........................         809      17,798
 Circuit City Stores, Inc. ................       1,123      37,270
 Office Depot, Inc.* ......................       1,698      10,613
 Staples, Inc.* ...........................       2,693      41,405
 Tiffany & Co. ............................         400      27,000
 Toys "R" Us, Inc.* .......................       1,492      21,727
                                                        -----------
                                                            155,813
                                                        -----------
 Consumer Staples 6.1%
 Alcohol & Tobacco 1.0%
 Adolph Coors Company .....................         168      10,164
 Anheuser-Busch Companies, Inc. ...........       2,540     189,706
 Brown-Forman Corp. "B" ...................         389      20,909
 Philip Morris Companies, Inc. ............      12,708     337,556
 Seagram Co., Ltd. ........................       2,473     143,434
 UST, Inc. ................................       1,111      16,318
                                                        -----------
                                                            718,087
                                                        -----------
 Consumer Electronic & Photographic 0.2%
 Eastman Kodak Co. ........................       1,700     101,150
 Energizer Holdings, Inc.* ................           1          18
 Maytag Corp. .............................         448      16,520
 Polaroid Corp. ...........................         353       6,376
 Whirlpool Corp. ..........................         375      17,484
                                                        -----------
                                                            141,548
                                                        -----------


    The accompanying notes are an integral part of the financial statements.

                         125 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                              Shares    Value ($)
-----------------------------------------------------------------

 Consumer Specialties 0.0%
 American Greeting Corp., "A" .............      300       5,700
                                                     -----------
 Farming 0.1%
 Archer-Daniels-Midland Co. ...............    3,429      33,647
                                                     -----------
 Food & Beverage 3.1%
 Albertson's, Inc. ........................    2,548      84,721
 Bestfoods ................................    1,598     110,661
 Campbell Soup Co. ........................    2,371      69,055
 Coca-Cola Co. ............................   14,153     812,913
 Coca-Cola Enterprises ....................    2,356      38,432
 ConAgra, Inc. ............................    3,009      57,359
 General Mills, Inc. ......................    1,625      62,156
 Great Atlantic & Pacific Tea Company,
    Inc ...................................      200       3,325
 H.J. Heinz Co. ...........................    1,961      85,794
 Hershey Foods Corp. ......................      776      37,636
 Kellogg Co. ..............................    2,337      69,526
 Kroger Co.* ..............................    4,576     100,958
 Nabisco Group Holdings ...................    1,910      49,541
 PepsiCo, Inc. ............................    8,234     365,898
 Quaker Oats Co. ..........................      702      52,738
 Ralston Purina Group .....................    1,712      34,133
 SUPERVALU, Inc. ..........................      770      14,678
 Safeway, Inc.* ...........................    2,769     124,951
 Sara Lee Corp. ...........................    4,826      93,202
 William Wrigley Jr. Co. ..................      605      48,513
 Winn-Dixie Stores, Inc. ..................      757      10,835
                                                     -----------
                                                       2,327,025
                                                     -----------
 Package Goods/Cosmetics 1.7%
 Alberto-Culver Co. "B" ...................      300       9,169
 Avon Products, Inc. ......................    1,323      58,873
 Clorox Co. ...............................    1,308      58,615
 Colgate-Palmolive Co. ....................    3,255     194,893
 Gillette Co. .............................    5,925     207,005
 International Flavors & Fragrances, Inc. .      590      17,811
 Kimberly-Clark Corp. .....................    3,114     178,666
 Procter & Gamble Co. .....................    7,500     429,375
 Unilever NV (New York Shares) ............    3,244     139,492
                                                     -----------
                                                       1,293,899
                                                     -----------
 Textiles 0.0%
 Springs Industries, Inc. "A" .............      100       3,219
 VF Corp. .................................      603      14,359
                                                     -----------
                                                          17,578
                                                     -----------
 Health 11.2%
 Biotechnology 1.3%
 Amgen Inc.* ..............................    5,858     411,524
 Biogen, Inc.* ............................      925      59,662
 MedImmune, Inc.* .........................    1,200      88,800
 PE Corp-PE Biosystems Group ..............    1,137      74,900
 Pharmacia Corp. ..........................    7,154     369,772
                                                     -----------
                                                       1,004,658
                                                     -----------
 Health Industry Services 0.3%
 Cardinal Health, Inc. ....................    1,511     111,814



                                              Shares    Value ($)
----------------------------------------------------------------

 HEALTHSOUTH Corp.* .......................    2,335      16,783
 Humana Inc.* .............................      800       3,900
 IMS Health, Inc. .........................    1,616      29,088
 McKesson HBOC, Inc. ......................    1,759      36,829
 PerkinElmer, Inc. ........................      301      19,904
 Quintiles Transnational Corp.* ...........      911      12,868
 Shared Medical Systems Corp. .............      196      14,296
 Wellpoint Health Networks, Inc.* .........      306      22,166
                                                     -----------
                                                         267,648
                                                     -----------
 Hospital Management 0.3%
 HCA-The Heathcare Corporation ............    3,055      92,796
 Manor Care, Inc.* ........................      549       3,843
 Tenet Healthcare Corp. ...................    1,687      45,549
 UnitedHealth Group Inc. ..................    1,012      86,779
                                                     -----------
                                                         228,967
                                                     -----------
 Medical Supply & Specialty 1.0%
 Bausch & Lomb, Inc. ......................      279      21,588
 Baxter International, Inc. ...............    1,626     114,328
 Becton, Dickinson & Co. ..................    1,419      40,708
 Biomet, Inc. .............................      672      25,830
 Boston Scientific Corp.* .................    2,277      49,952
 C.R. Bard, Inc. ..........................      240      11,550
 Guidant Corp.* ...........................    1,668      82,566
 Mallinckrodt, Inc. .......................      392      17,028
 Medtronic, Inc. ..........................    6,764     336,932
 St. Jude Medical, Inc.* ..................      511      23,442
                                                     -----------
                                                         723,924
                                                     -----------
 Pharmaceuticals 8.3%
 Abbott Laboratories ......................    8,762     390,457
 Allergan, Inc. ...........................      691      51,479
 Alza Corp.* ..............................      649      38,372
 American Home Products Corp. .............    7,448     437,570
 Bristol-Myers Squibb Co. .................   11,202     652,516
 Eli Lilly & Co. ..........................    6,419     641,098
 Johnson & Johnson, Inc. ..................    7,897     804,507
 Merck & Co., Inc. ........................   13,058   1,000,569
 Pfizer, Inc. .............................   35,859   1,721,232
 Schering-Plough Corp. ....................    8,304     419,352
 Watson Pharmaceuticals, Inc.* ............      704      37,840
                                                     -----------
                                                       6,194,992
                                                     -----------
 Communications 8.1%
 Cellular Telephone 0.8%
 Nextel Communications, Inc. "A"* .........    4,346     265,921
 Sprint Corp. (PCS Group)* ................    5,220     310,590
                                                     -----------
                                                         576,511
                                                     -----------
 Telephone/Communications 7.3%
 ADC Telecommunications, Inc.* ............    1,776     148,962
 AT&T Corp. ...............................   18,357     580,540
 Alltel Corp. .............................    1,847     114,399
 Bell Atlantic Corp. ......................    8,743     444,254
 BellSouth Corp. ..........................   10,671     454,851
 CenturyTel, Inc. .........................      933      26,824
 GTE Corp. ................................    5,496     342,126
 Global Crossing Ltd.* ....................    4,920     129,458



    The accompanying notes are an integral part of the financial statements.

                         126 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                              Shares    Value ($)
-----------------------------------------------------------------

 Nortel Networks Corp. ....................   16,941   1,156,223
 Qwest Communications International
    Inc.* .................................      151       7,503
 SBC Communicatons, Inc. ..................   19,389     838,574
 Sprint Corp. .............................    4,970     253,470
 US West, Inc. ............................    2,850     244,388
 WorldCom, Inc.* ..........................   16,234     744,712
                                                     -----------
                                                       5,486,284
                                                     -----------
 Financial 11.1%
 Banks 4.2%
 AmSouth Bancorp ..........................    2,149      33,847
 BB&T Corp. ...............................    1,934      46,174
 Bank One Corp. ...........................    6,470     171,859
 Bank of America Corp. ....................    9,453     406,479
 Bank of New York Co., Inc. ...............    4,162     193,533
 Chase Manhattan Corp. ....................    7,047     324,579
 Comerica, Inc. ...........................      897      40,253
 Fifth Third Bancorp ......................    1,720     108,790
 First Union Corp. ........................    5,581     138,479
 Firstar Corp. ............................    5,640     118,793
 FleetBoston Financial Corp. ..............    5,102     173,468
 Golden West Financial Corp. ..............      903      36,854
 Huntington Bancshares, Inc. ..............    1,513      23,924
 J.P. Morgan & Co., Inc. ..................      909     100,104
 KeyCorp ..................................    2,438      42,970
 MBNA Corp. ...............................    4,307     116,827
 National City Corp. ......................    3,361      57,347
 Northern Trust Corp. .....................    1,268      82,499
 Old Kent Financial Corp. .................      720      19,260
 PNC Bank Corp. ...........................    1,643      77,016
 Regions Financial Corp. ..................    1,364      27,110
 SouthTrust Corp. .........................      901      20,385
 State Street Corp. .......................      940      99,699
 Summit Bancorp ...........................      922      22,704
 SunTrust Banks, Inc. .....................    1,678      76,664
 US Bancorp ...............................    4,251      81,832
 Union Planters Corp. .....................      784      21,903
 Wachovia Corp. ...........................    1,091      59,187
 Washington Mutual, Inc. ..................    3,128      90,321
 Wells Fargo Co. ..........................    9,158     354,873
                                                     -----------
                                                       3,167,733
                                                     -----------
 Insurance 2.6%
 AFLAC, Inc. ..............................    1,483      68,125
 Aetna, Inc. ..............................      850      54,559
 Allstate Corp. ...........................    4,224      93,984
 American General Corp. ...................    1,397      85,217
 American International Group, Inc. .......    8,720   1,024,600
 Aon Corp. ................................    1,401      43,519
 Chubb Corp. ..............................      947      58,240
 Cigna Corp. ..............................      984      92,004
 Cincinnati Financial Corp. ...............      979      30,777
 Conseco, Inc. ............................    2,117      20,641
 Hartford Financial Services Group, Inc. ..    1,163      65,055
 Jefferson Pilot Corp. ....................      519      29,291
 Lincoln National Corp. ...................    1,094      39,521



                                              Shares    Value ($)
----------------------------------------------------------------

 MBIA, Inc. ...............................      413      19,901
 MGIC Investment Corp. ....................      501      22,796
 Progressive Corp. ........................      424      31,376
 Providian Financial Corp. ................      808      72,720
 Safeco Corp. .............................      905      17,987
 St. Paul Companies, Inc. .................    1,192      40,677
 Torchmark Corp. ..........................      789      19,478
 UNUMProvident Corp. ......................    1,416      28,409
                                                     -----------
                                                       1,958,877
                                                     -----------
 Consumer Finance 2.6%
 American Express Co. .....................    7,578     395,003
 Associates First Capital Corp. ...........    3,919      87,443
 Capital One Finance Corp. ................    1,013      45,205
 Citigroup, Inc. ..........................   19,297   1,162,644
 Household International, Inc. ............    2,566     106,649
 Mellon Financial Corp. ...................    2,799     101,989
 SLM Holding Corp. ........................      832      31,148
 Synovus Financial Corp. ..................    1,557      27,442
                                                     -----------
                                                       1,957,523
                                                     -----------
 Other Financial Companies 1.7%
 Charter One Financial, Inc. ..............    1,200      27,600
 Countrywide Credit Industries, Inc. ......      721      21,855
 Federal Home Loan Mortgage Corp. .........    3,746     151,713
 Federal National Mortgage Association ....    5,575     290,945
 Lehman Brothers Holdings, Inc. ...........      730      69,031
 Marsh & McLennan Companies, Inc. .........    1,500     156,656
 Morgan Stanley Dean Witter & Co. .........    6,475     539,044
                                                     -----------
                                                       1,256,844
                                                     -----------
 Media 3.5%
 Advertising 0.2%
 Interpublic Group of Companies, Inc. .....    1,573      67,639
 Omnicom Group, Inc. ......................      931      82,917
 Young & Rubicam, Inc. ....................      417      23,847
                                                     -----------
                                                         174,403
                                                     -----------
 Broadcasting & Entertainment 2.3%
 Clear Channel Communications, Inc.* ......    1,875     140,625
 Time Warner, Inc. ........................    7,347     558,372
 Viacom, Inc. "B"* ........................    8,692     592,686
 Walt Disney Co. ..........................   11,805     458,182
                                                     -----------
                                                       1,749,865
                                                     -----------
 Cable Television 0.6%
 Comcast Corp. "A"* .......................    5,160     208,980
 Media One Group, Inc.* ...................    3,310     220,529
                                                     -----------
                                                         429,509
                                                     -----------
 Print Media 0.4%
 Gannett Co., Inc. ........................    1,516      90,676
 Harcourt General, Inc. ...................      411      22,348
 Knight-Ridder, Inc. ......................      409      21,754
 Meredith Corp. ...........................      300      10,125
 New York Times Co. "A" ...................      961      37,960
 Times Mirror Co. "A" .....................      315      28,547
 Tribune Co. ..............................    1,246      43,610
                                                     -----------
                                                         255,020
                                                     -----------


    The accompanying notes are an integral part of the financial statements.

                         127 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                              Shares     Value ($)
-----------------------------------------------------------------

 Service Industries 3.2%
 EDP Services 0.6%
 Automatic Data Processing, Inc. ..........    3,606     193,146
 Electronic Data Systems Corp. ............    2,769     114,221
 First Data Corp. .........................    2,240     111,160
 Sapient Corp.* ...........................      307      32,830
                                                     -----------
                                                         451,357
                                                     -----------
 Environmental Services 0.2%
 Allied Waste Industries* .................      939       9,390
 Transocean Sedo Forex, Inc. ..............    1,198      64,031
 Waste Management, Inc. ...................    3,382      64,258
                                                     -----------
                                                         137,679
                                                     -----------
 Investment 0.9%
 Bear Stearns Companies, Inc. .............      695      28,929
 Charles Schwab Corp. .....................    7,737     260,140
 Franklin Resources, Inc. .................    1,536      46,656
 Merrill Lynch & Co., Inc. ................    2,244     258,060
 Paine Webber Group, Inc. .................      878      39,949
 T. Rowe Price & Associates, Inc. .........      753      32,003
                                                     -----------
                                                         665,737
                                                     -----------
 Miscellaneous Commercial Services 0.6%
 Convergys Corp.* .........................      847      43,938
 Ecolab, Inc. .............................      743      29,023
 NCR Corp.* ...............................      507      19,741
 Paychex, Inc. ............................    2,223      93,366
 Sabre Group Holdings, Inc. "A" ...........      662      18,867
 Siebel Systems, Inc.* ....................    1,128     184,499
 Sysco Corp. ..............................    1,873      78,900
 Tektronix Inc. ...........................      262      19,388
                                                     -----------
                                                         487,722
                                                     -----------
 Miscellaneous Consumer Services 0.7%
 Cendant Corp.* ...........................    4,138      57,932
 H & R Block, Inc. ........................      738      23,893
 TXU Corporation ..........................    1,783      52,599
 Yahoo!, Inc.* ............................    3,161     391,569
                                                     -----------
                                                         525,993
                                                     -----------
 Printing/Publishing 0.2%
 Deluxe Corp. .............................      309       7,281
 Dow Jones & Co., Inc. ....................      591      43,291
 Dun & Bradstreet Corp. (New) .............      875      25,047
 Equifax, Inc. ............................      680      17,850
 McGraw-Hill, Inc. ........................    1,103      59,562
 R.R. Donnelley & Sons Co. ................      612      13,808
                                                     -----------
                                                         166,839
                                                     -----------
 Durables 3.5%
 Aerospace 0.7%
 B.F. Goodrich Co. ........................      547      18,632
 Boeing Co. ...............................    5,192     217,090
 Lockheed Martin Corp. ....................    2,227      55,257
 Northrop Grumman Corp. ...................      365      24,181
 Rockwell International Corp. .............    1,256      39,564
 United Technologies Corp. ................    2,691     158,433
                                                     -----------
                                                         513,157
                                                     -----------



                                              Shares    Value ($)
----------------------------------------------------------------

 Automobiles 0.8%
 Cummins Engine Co., Inc. .................      462      12,589
 Dana Corp. ...............................      935      19,810
 Delphi Automotive Systems Corp. ..........    3,183      46,352
 Eaton Corp. ..............................      387      25,929
 Ford Motor Co. ...........................    6,834     293,862
 General Motors Corp. .....................    3,104     180,226
 Genuine Parts Co. ........................      909      18,180
 Navistar International Corp.* ............      319       9,909
                                                     -----------
                                                         606,857
                                                     -----------
 Construction/Agricultural Equipment 0.2%
 Caterpillar, Inc. ........................    1,965      66,564
 Deere & Co. ..............................    1,258      46,546
 PACCAR, Inc. .............................      444      17,621
                                                     -----------
                                                         130,731
                                                     -----------
 Leasing Companies 0.0%
 Ryder System, Inc. .......................      952      18,029
                                                     -----------
 Telecommunications Equipment 1.8%
 Andrew Corp.* ............................      517      17,352
 Lucent Technologies, Inc. ................   18,616   1,102,998
 Scientific-Atlanta, Inc. .................      858      63,921
 Tellabs, Inc.* ...........................    2,306     157,817
                                                     -----------
                                                       1,342,088
                                                     -----------
 Tires 0.0%
 Cooper Tire & Rubber Co. .................      300       3,337
 Goodyear Tire & Rubber Co. ...............      920      18,400
                                                     -----------
                                                          21,737
                                                     -----------
 Manufacturing 8.6%
 Chemicals 0.8%
 Dow Chemical Co. .........................    3,853     116,312
 E.I. du Pont de Nemours & Co. ............    5,978     261,537
 Eastman Chemical Co. .....................      543      25,928
 Engelhard Corp. ..........................      800      13,650
 Great Lakes Chemicals Corp. ..............      300       9,450
 Hercules, Inc. ...........................      707       9,942
 Mead Corp. ...............................      738      18,635
 Praxair, Inc. ............................      934      34,967
 Rohm & Haas Co. ..........................    1,226      42,297
 Sigma-Aldrich Corp. ......................      468      13,689
 Union Carbide Corp. ......................      803      39,749
 W.R. Grace & Co.* ........................      400       4,850
                                                     -----------
                                                         591,006
                                                     -----------
 Containers & Paper 0.3%
 Bemis Company, Inc. ......................      300      10,087
 Boise Cascade Corp. ......................      469      12,135
 Crown Cork & Seal Co. ....................      649       9,735
 Fort James Corp. .........................    1,203      27,819
 International Paper Co. ..................    2,691      80,225
 Owens-Illinois, Inc.* ....................      764       8,929
 Pactiv Corp.* ............................      798       6,284
 Sealed Air Corp.* ........................      495      25,926
 Temple-Inland, Inc. ......................      268      11,256


    The accompanying notes are an integral part of the financial statements.

                         128 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                               Shares  Value ($)
----------------------------------------------------------------

 Willamette Industires ....................      613      16,704
                                                     -----------
                                                         209,100
                                                     -----------
 Diversified Manufacturing 5.4%
 Ball Corporation .........................      100       3,219
 Briggs & Stratton Corp. ..................       80       2,740
 Cooper Industries, Inc. ..................      751      24,454
 Crane Co. ................................      300       7,294
 Dover Corp. ..............................    1,168      47,377
 Fortune Brands, Inc. .....................    1,009      23,270
 General Electric Co. .....................   56,317   2,984,801
 Honeywell International, Inc. ............    4,525     152,436
 ITT Industries, Inc. .....................      461      14,003
 Leggett & Platt ..........................    1,057      17,441
 Loews Corp. ..............................      693      41,580
 Minnesota Mining & Manufacturing
    Co ....................................    2,293     189,173
 National Service Industries, Inc. ........      200       3,900
 TRW, Inc. ................................      638      27,673
 Textron, Inc. ............................      927      50,348
 Thermo Electron Corp.* ...................      905      19,062
 Tyco International Ltd. ..................    9,568     453,284
                                                     -----------
                                                       4,062,055
                                                     -----------
 Electrical Products 0.3%
 American Power Conversion Corp.* .........    1,323      53,995
 Emerson Electric Co. .....................    2,562     154,681
 Thomas & Betts Corp. .....................      727      13,904
                                                     -----------
                                                         222,580
                                                     -----------
 Hand Tools 0.1%
 Black & Decker Corp. .....................      494      19,420
 Danaher Corp. ............................      747      36,930
 Snap-On, Inc. ............................      240       6,390
 Stanley Works* ...........................      414       9,833
                                                     -----------
                                                          72,573
                                                     -----------
 Industrial Specialty 1.1%
 Avery Dennison Corp. .....................      615      41,282
 Centex Corp. .............................      484      11,374
 Corning, Inc. ............................    1,547     417,497
 Johnson Controls, Inc. ...................      467      23,963
 Novellus Systems* ........................      701      39,650
 PPG Industries, Inc. .....................    1,005      44,534
 Pall Corp. ...............................      853      15,781
 QUALCOMM Inc.* ...........................    4,171     250,260
 Sherwin-Williams Co. .....................    1,004      21,272
                                                     -----------
                                                         865,613
                                                     -----------
 Machinery/Components/Controls 0.3%
 Illinois Tool Works, Inc. ................    1,677      95,589
 Ingersoll-Rand Co. .......................    1,011      40,693
 Millipore Corp. ..........................      272      20,502
 Parker-Hannifin Corp. ....................      707      24,215
 Pitney Bowes, Inc. .......................    1,491      59,640
 Timken Co. ...............................      200       3,725
 Visteon Corporation* .....................      895      10,961
                                                     -----------
                                                         255,325
                                                     -----------



                                              Shares    Value ($)
----------------------------------------------------------------

 Office Equipment/Supplies 0.2%
 Lexmark International Group,
    Inc. "A"* .............................      770      51,783
 Xerox Corp. ..............................    3,784      78,518
                                                     -----------
                                                         130,301
                                                     -----------
 Specialty Chemicals 0.1%
 Air Products & Chemicals, Inc. ...........    1,285      39,594
 FMC Corp .................................      143       8,294
                                                     -----------
                                                          47,888
                                                     -----------
 Wholesale Distributors 0.0%
 W.W. Grainger, Inc. ......................      502      15,468
                                                     -----------
 Technology 25.5%
 Computer Software 6.6%
 Adobe Systems, Inc. ......................      707      91,910
 America Online, Inc.* ....................   13,166     694,506
 Autodesk, Inc. ...........................      403      13,979
 BMC Software, Inc.* ......................    1,378      50,275
 Citrix Systems, Inc.* ....................    1,186      22,460
 Computer Associates
    International, Inc. ...................    3,286     168,202
 Compuware Corp.* .........................    2,080      21,580
 Comverse Technologies, Inc.* .............      902      83,886
 Microsoft Corp.* .........................   29,994   2,399,520
 Oracle Corp.* ............................   16,197   1,361,560
 Parametric Technology Corp.* .............    1,815      19,965
 PeopleSoft, Inc.* ........................    1,408      23,584
                                                     -----------
                                                       4,951,427
                                                     -----------
 Diverse Electronic Products 2.3%
 Applied Materials, Inc.* .................    4,614     418,144
 Dell Computer Corp.* .....................   14,652     722,527
 Molex Incorporated .......................    1,092      52,540
 Motorola Inc. ............................   12,254     356,132
 Solectron Corp.* .........................    3,408     142,710
 Teradyne, Inc.* ..........................      968      71,148
                                                     -----------
                                                       1,763,201
                                                     -----------
 EDP Peripherals 1.8%
 EMC Corp.* ...............................   12,372     951,871
 Mercury Interactive Corp.* ...............       46       4,451
 Network Appliance, Inc.* .................    1,697     136,609
 VERITAS Software Corp.* ..................    2,239     253,042
                                                     -----------
                                                       1,345,973
                                                     -----------
 Electronic Components/Distributors 4.2%
 Adaptec, Inc.* ...........................      620      14,105
 Altera Corp.* ............................    1,147     116,922
 Analog Devices, Inc.* ....................    2,035     154,660
 Broadcom Corp.* ..........................    1,200     262,725
 Cisco Systems, Inc.* .....................   39,682   2,522,287
 Gateway, Inc.* ...........................    1,860     105,555
                                                     -----------
                                                       3,176,254
                                                     -----------
 Electronic Data Processing 4.2%
 Apple Computer, Inc.* ....................    1,896      99,303
 Ceridian Corp.* ..........................      739      17,782
 Compaq Computer Corp. ....................    9,683     247,522



    The accompanying notes are an integral part of the financial statements.

                         129 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                              Shares    Value ($)
-----------------------------------------------------------------

 Hewlett-Packard Co. ......................    5,671     708,166
 International Business Machines Corp. ....   10,153   1,112,388
 Radioshack Corp ..........................    1,024      48,512
 Seagate Technology, Inc.* ................    1,278      70,290
 Sun Microsystems, Inc.* ..................    9,078     825,531
 Unisys Corp.* ............................    1,754      25,543
                                                     -----------
                                                       3,155,037
                                                     -----------
 Military Electronics 0.2%
 Computer Sciences Corp.* .................      934      69,758
 General Dynamics Corp. ...................    1,080      56,430
 Raytheon Co. "B" .........................    1,833      35,285
                                                     -----------
                                                         161,473
                                                     -----------
 Office/Plant Automation 0.2%
 3Com Corp.* ..............................    2,067     119,111
 Cabletron Systems, Inc.* .................      993      25,073
 Novell, Inc.* ............................    2,060      19,055
                                                     -----------
                                                         163,239
                                                     -----------
 Semiconductors 5.7%
 Advanced Micro Devices, Inc.* ............      873      67,439
 Conexant Systems, Inc.* ..................    1,227      59,663
 Intel Corp. ..............................   19,121   2,556,239
 KLA Tencor Corp.* ........................    1,095      64,126
 LSI Logic Corp.* .........................    1,796      97,209
 Linear Technology Corp. ..................    1,732     110,740
 Maxim Integrated Products Inc.* ..........    1,583     107,545
 Micron Technology, Inc.* .................    3,134     275,988
 National Semiconductor Corp. .............      999      56,693
 Sanmina Corp.* ...........................      700      59,850
 Texas Instruments, Inc. ..................    9,327     640,648
 Xilinx, Inc.* ............................    1,786     147,457
                                                     -----------
                                                       4,243,597
                                                     -----------
 Miscellaneous 0.3%
 Agilent Technologies, Inc.* ..............    2,610     192,514
                                                     -----------

 Energy 5.8%
 Engineering 0.0%
 Fluor Corp. ..............................      446      14,105
 McDermott International, Inc. ............      372       3,278
                                                     -----------
                                                          17,383
                                                     -----------
 Oil & Gas Production 3.9%
 Anadarko Petroleum Corp. .................      697      34,371
 Apache Corp. .............................      613      36,052
 Burlington Resources, Inc. ...............    1,214      46,435
 Coastal Corp. ............................    1,194      72,685
 Conoco, Inc. "B" .........................    3,538      86,902
 Exxon Mobil Corp. ........................   19,811   1,555,163
 Kerr-McGee Corp. .........................      501      29,528
 Occidental Petroleum Corp. ...............    2,376      50,045
 Royal Dutch Petroleum Co. (New York
    shares) ...............................   12,145     747,677
 Texaco, Inc. .............................    3,165     168,536
 Tosco Corp. ..............................      755      21,376
 Union Pacific Resources Group ............    1,457      32,054
                                                     -----------
                                                       2,880,824
                                                     -----------



                                              Shares    Value ($)
----------------------------------------------------------------

 Oil Companies 0.7%
 Amerada Hess Corp. .......................      676      41,743
 Ashland Inc. .............................      615      21,563
 Chevron Corp. ............................    3,642     308,887
 Phillips Petroleum Co. ...................    1,429      72,432
 USX Marathon Group .......................    1,722      43,158
 Unocal Corp. .............................    1,323      43,824
                                                     -----------
                                                         531,607
                                                     -----------
 Oil/Gas Transmission 0.6%
 El Paso Energy Corporation ...............    1,246      63,468
 Enron Corp. ..............................    4,153     267,868
 Niagara Mohawk Holdings, Inc.* ...........      678       9,450
 Sempra Energy ............................    1,376      23,392
 Sunoco, Inc. .............................      502      14,778
 Williams Companies, Inc. .................    2,434     101,467
                                                     -----------
                                                         480,423
                                                     -----------
 Oilfield Services/Equipment 0.6%
 Baker Hughes, Inc. .......................    1,847      59,104
 Halliburton Co. ..........................    2,417     114,052
 Rowan Companies, Inc. ....................      518      15,734
 Schlumberger Ltd. ........................    3,184     237,606
                                                     -----------
                                                         426,496
                                                     -----------
 Metals & Minerals 0.5%
 Precious Metals 0.1%
 Barrick Gold Corp. .......................    2,189      39,812
 Freeport McMoRan Copper & Gold,
    Inc. "B"* .............................      487       4,505
 Homestake Mining Co. .....................      600       4,125
 Newmont Mining Corp. .....................    1,215      26,274
 Placer Dome Inc. .........................    1,946      18,268
                                                     -----------
                                                          92,984
                                                     -----------
 Steel & Metals 0.4%
 Alcan Aluminium Ltd. .....................    1,177      36,565
 Alcoa, Inc. ..............................    4,900     142,100
 Allegheny Technologies, Inc. .............      493       8,874
 Bethlehem Steel Corp.* ...................    1,667       5,939
 Inco Ltd.* ...............................    1,018      15,652
 Nucor Corp. ..............................      469      15,565
 Phelps Dodge Corp. .......................      425      15,805
 USX-US Steel Group, Inc. .................      761      14,126
 Worthington Industries, Inc. .............      300       3,150
                                                     -----------
                                                         257,776
                                                     -----------
 Construction 0.3%
 Building Materials 0.1%
 Vulcan Materials Co. .....................      581      24,801
                                                     -----------
 Building Products 0.1%
 Armstrong Holdings, Inc. .................      209       3,200
 Georgia-Pacific Group ....................      897      23,546
 Masco Corp. ..............................    2,485      44,885
 Owens Corning ............................      256       2,368
                                                     -----------
                                                          73,999
                                                     -----------
 Forest Products 0.1%
 Louisiana-Pacific Corp. ..................      490       5,329



    The accompanying notes are an integral part of the financial statements.

                         130 | Kemper Variable Series --
                               KVS Index 500 Portfolio

                                                  Shares    Value ($)
---------------------------------------------------------------------

 Potlatch Corp. ...........................          100       3,313
 Westvaco Corp. ...........................          518      12,853
 Weyerhaeuser Co. .........................        1,332      57,276
                                                         -----------
                                                              78,771
                                                         -----------
 Homebuilding 0.0%
 Kaufman & Broad Home Corp. ...............          200       3,963
 Pulte Corp. ..............................          295       6,379
                                                         -----------
                                                              10,342
                                                         -----------
 Transportation 0.5%
 Air Freight 0.1%
 FedEx Corp. ..............................        1,658      63,004
                                                         -----------
 Airlines 0.1%
 AMR Corp. ................................          847      22,393
 Delta Air Lines, Inc. ....................          710      35,899
 Southwest Airlines Co. ...................        2,724      51,586
 US Airways Group, Inc. ...................          376      14,664
                                                         -----------
                                                             124,542
                                                         -----------
 Railroads 0.3%
 Burlington Northern Santa Fe Corp. .......        2,479      56,862
 CSX Corp. ................................        1,135      24,048
 Kansas City Southern Industries, Inc. ....          578      51,261
 Norfolk Southern Corp. ...................        2,085      31,014
 Union Pacific Corp. ......................        1,357      50,463
                                                         -----------
                                                             213,648
                                                         -----------
 Utilities 1.5%
 Electric Utilities 1.4%
 AES Corp.* ...............................        2,344     106,945
 Ameren Corp. .............................          753      25,414
 American Electric Power Co. ..............        1,668      49,414
 CINergy Corp. ............................          698      17,755
 CMS Energy Corp. .........................          590      13,054
 Carolina Power and Light, Inc. ...........        1,085      34,652



                                                  Shares    Value ($)
--------------------------------------------------------------------

 Consolidated Edison, Inc. ................        1,369      40,557
 Constellation Energy Group ...............          710      23,119
 DTE Energy Co. ...........................        1,046      31,968
 Dominion Resources, Inc. .................        1,422      60,968
 Duke Energy Corp. ........................        2,018     113,765
 Edison International .....................        2,267      46,473
 Entergy Corp. ............................        1,403      38,144
 FPL Group, Inc. ..........................          979      48,460
 FirstEnergy Corp. ........................        1,183      27,653
 Florida Progress Corp. ...................          458      21,469
 GPU, Inc. ................................        1,080      29,227
 New Century Energies, Inc. ...............          511      15,330
 Northern States Power Co. ................          647      13,061
 PG&E Corp. ...............................        2,129      52,427
 Peco Energy Co. ..........................          975      39,305
 Pinnacle West Capital Corp. ..............          320      10,840
 Public Service Enterprise Group ..........        1,394      48,267
 Southern Co. .............................        3,530      82,293
 Unicom Corp. .............................        1,141      44,142
                                                         -----------
                                                           1,034,702
                                                         -----------
 Natural Gas Distribution 0.1%
 Columbia Energy Group ....................          535      35,109
 Eastern Enterprises ......................          205      12,915
 NICOR, Inc. ..............................          200       6,525
 PPL Corp. ................................          579      12,702
 Peoples Energy Corp. .....................          100       3,238
 Reliant Energy, Inc. .....................        1,551      45,851
                                                         -----------
                                                             116,340
                                                         -----------
--------------------------------------------------------------------
Total Common Stocks (Cost $68,858,728)                    71,412,265
--------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $72,477,243) (a)                                 75,030,780
--------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to KVS Index 500 Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $72,477,243. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $2,553,537. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,105,592 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,552,055.

(b) At June 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------

   At June 30, 2000, open futures contracts purchased were as follows:

                                                            Expiration                 Aggregate
    Futures                                                    Date       Contracts   Face Value($)   Value ($)
    ----------------------------------------------------  --------------  --------    ------------   -----------
    S&P 500 Index                                        Sept. 15, 2000       8        2,931,273      2,941,000
                                                                                                     ----------
    Total unrealized appreciation on open futures contracts ....................................          9,727
                                                                                                     ----------



    The accompanying notes are an integral part of the financial statements.

                         131 | Kemper Variable Series --
                               KVS Index 500 Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $72,477,243) .......................   $ 75,030,780
Receivable for investments sold ..............................................          3,222
Dividends receivable .........................................................         53,328
Interest receivable ..........................................................             73
Receivable for Porfolio shares sold ..........................................        236,384
Receivable for daily variation margin on open futures contracts ..............         25,563
Due from Adviser .............................................................         77,655
                                                                             ----------------
Total assets .................................................................     75,427,005

Liabilities
---------------------------------------------------------------------------------------------
Due to custodian bank ........................................................            333
Payable for investments purchased ............................................        271,223
Other accrued expenses and payables ..........................................         29,524
                                                                             ----------------
Total liabilities ............................................................        301,080
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 75,125,925
---------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $    158,165
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................      2,553,537
   Futures ...................................................................          9,727
Accumulated net realized gain (loss) .........................................       (859,510)
Paid-in capital ..............................................................     73,264,006
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 75,125,925
---------------------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($75,125,925 / 69,859,401 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      1.075
                                                                                -------------
---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,849) ..........................   $    302,803
Interest .....................................................................         79,272
                                                                             ----------------
Total Income .................................................................        382,075
                                                                             ----------------
Expenses:
Management fee ...............................................................        121,312
Custodian and accounting fees ................................................        162,665
Auditing .....................................................................          6,426
Legal ........................................................................          8,824
Trustees' fees and expenses ..................................................          6,252
Reports to shareholders ......................................................          2,005
Registration fees ............................................................          9,298
Other ........................................................................          9,482
                                                                             ----------------
Total expenses, before expense reductions ....................................        326,264
Expense reductions ...........................................................       (177,512)
                                                                             ----------------
Total expenses, after expense reductions .....................................        148,752
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                          233,323
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       (751,659)
Futures ......................................................................         62,538
                                                                             ----------------
                                                                                     (689,121)
                                                                             ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................        749,486
Futures ......................................................................         (9,687)
                                                                             ----------------
                                                                                      739,799
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                             50,678
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    284,001
---------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         132 | Kemper Variable Series --
                               KVS Index 500 Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months      Period Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)     1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    233,323    $    179,386
Net realized gain (loss) on investment transactions ......................................       (689,121)         84,164
Net unrealized appreciation (depreciation) on investment transactions during the period ..        739,799       1,823,465
                                                                                            --------------   -------------
Net increase (decrease) in net assets resulting from operations ..........................        284,001       2,087,015
Distributions to shareholders from:
Net investment income ....................................................................       (254,548)             --
                                                                                            --------------   -------------
Net realized gains .......................................................................       (254,548)             --
                                                                                            --------------   -------------
Portfolio share transactions:
Proceeds from shares sold ................................................................     50,515,009      25,333,953
Reinvestment of distributions ............................................................        509,096              --
Cost of shares redeemed ..................................................................     (8,006,047)        (88,006)
                                                                                            --------------   -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................     43,018,058      25,245,947
                                                                                            --------------   -------------
Increase (decrease) in net assets ........................................................     42,792,963      27,332,962
Net assets at beginning of period ........................................................     32,332,962       5,000,000
Net assets at end of period (including undistributed net investment income of $158,165 and  --------------   -------------
   $179,390, respectively) ...............................................................   $ 75,125,925    $ 32,332,962
                                                                                            --------------   -------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................     29,512,927       5,000,000
                                                                                            --------------   -------------
Shares sold ..............................................................................     47,486,385      24,596,356
Shares issued to shareholders in reinvestment of distributions ...........................        459,208              --
Shares redeemed ..........................................................................     (7,599,119)        (83,429)
                                                                                            --------------   -------------
Net increase (decrease) in Portfolio shares ..............................................     40,346,474      24,512,927
                                                                                            --------------   -------------
Shares outstanding at end of period ......................................................     69,859,401      29,512,927
                                                                                            --------------   -------------

(a) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------------------
                                                                         2000(a)  1999(b)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $1.096    1.000
                                                                        ------------------
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                          .005     .010
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions       (.016)    .086
                                                                        ------------------
--------------------------------------------------------------------------------------------
Total from investment operations                                         (.011)    .096
--------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------
Net investment income                                                    (.005)      --
--------------------------------------------------------------------------------------------
Net realized gains on investment transactions                            (.005)      --
                                                                        ------------------
--------------------------------------------------------------------------------------------
Total distributions                                                      (.010)      --
--------------------------------------------------------------------------------------------
Net asset value, end of period                                          $1.075    1.096
                                                                        ------------------
--------------------------------------------------------------------------------------------
Total Return (%)                                                          (.96)**  9.55**
--------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 75,126   32,333
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.21*     .84*
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .55*     .55*
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  .86*    3.72*
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 49*       1*
--------------------------------------------------------------------------------------------


(a) For the six months ended June 30, 2000 (Unaudited).

(b) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

(c) Based on monthly average shares outstanding during the period.

*   Annualized      **  Not annualized



    The accompanying notes are an integral part of the financial statements.

                         133 | Kemper Variable Series --
                               KVS Index 500 Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

Kemper Small Cap Value Portfolio

Wild swings in the stock market effectively divided the semiannual period into distinct halves. During the first three months, investors continued to turn a blind eye toward fundamentals, choosing instead to fuel the fire in so-called new-economy stocks that had burned since early in 1999. In the second half of the period, a drop in the Nasdaq caused a dramatic shift in the markets. The correction in TMT gave rise to more value-oriented investment opportunities than we have seen in the past 18 months, during which the market was particularly inhospitable to value investors.

During these market conditions, our commitment to a rigorous, long-term value investment strategy prohibited us from fully participating in the hottest stocks in the TMT sectors. Most of these stocks did not fit our criteria, in terms of either their valuations or their size.

On the positive side, the best-performing economic sectors were utilities and energy. The strength in utility stocks came in the second half of the period as investors looked for "safety." The continuing rise of oil prices prompted a rebound in oil and gas stocks, making energy the top-performing market sector for the period. Our stock selections outperformed the averages in utilities but trailed in energy.

Likewise, our selections did not keep pace in the strong-performing health care and technology sectors. We recognize that our unwillingness to invest in some of the hot, new-economy stocks has been detrimental to short-term performance. But we believe that over time, these companies will be confronted by the imperative to earn a profit, and failing that, their stock prices will collapse.

Moving forward, we are optimistic about a rebound in small-cap value stocks. The market may be driven to extremes by emotion in the short run, but logic and rationalism tend to prevail over time. There are excellent value-investment opportunities to be uncovered.

James M. Eysenbach
Lead Portfolio Manager

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies.



                         134 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Small Cap Value Portfolio

                                             Principal
                                              Amount ($)  Value ($)
-------------------------------------------------------------------

-------------------------------------------------------------------
Repurchase Agreements 5.7%
-------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.48%, to be repurchased at
    $5,124,766 on 7/3/2000**                            -----------
    (Cost $5,122,000) .....................   5,122,000   5,122,000
                                                        -----------


                                                Shares
-------------------------------------------------------------------

-------------------------------------------------------------------
Common Stocks 94.3%
-------------------------------------------------------------------

 Consumer Discretionary 5.6%
 Apparel & Shoes 1.5%
 Columbia Sportswear Co.* .................       8,200     220,375
 Genesco Inc.* ............................      17,500     281,094
 K-Swiss Inc. "A" .........................      10,900     173,719
 Tarrant Apparel Group* ...................       9,000      80,438
 The Buckle, Inc.* ........................       2,900      34,075
 Wolverine World Wide, Inc. ...............      52,000     513,500
                                                        -----------
                                                          1,303,201
                                                        -----------
 Department & Chain Stores 1.1%
 Deb Shops, Inc. ..........................      14,700     183,750
 Dress Barn Inc.* .........................      19,300     427,012
 Goody's Family Clothing, Inc.* ...........      16,100      88,550
 Pacific Sunwear of California, Inc.* .....       5,200      97,500
 Shopko Stores, Inc.* .....................       9,100     139,913
                                                        -----------
                                                            936,725
                                                        -----------
 Home Furnishings 0.3%
 American Woodmark Corp. ..................       8,500     174,250
 Haverty Furniture Co., Inc. ..............       7,300      62,050
                                                        -----------
                                                            236,300
                                                        -----------
 Hotels & Casinos 0.5%
 Anchor Gaming* ...........................       5,100     244,481
 Pinnacle Entertainment, Inc.* ............      10,900     211,869
                                                        -----------
                                                            456,350
                                                        -----------
 Recreational Products 0.1%
 Fairfield Communities, Inc.* .............      12,600      99,225
                                                        -----------
 Restaurants 1.8%
 Applebee's International Inc. ............       4,600     139,437
 CEC Entertainment, Inc.* .................      12,200     312,625
 NPC International, Inc.* .................      27,100     243,053
 O'Charley's Inc.* ........................      21,900     298,388
 Ruby Tuesday, Inc. .......................      40,400     507,525
 Ryan's Family Steak Houses, Inc.* ........      17,100     144,281
                                                        -----------
                                                          1,645,309
                                                        -----------
 Specialty Retail 0.3%
 Cellstar Corp.* ..........................      16,500      45,891
 Trans World Entertainment Corp.* .........      21,100     255,838
                                                        -----------
                                                            301,729
                                                        -----------


                                                 Shares    Value ($)
-------------------------------------------------------------------

 Consumer Staples 4.8%
 Alcohol & Tobacco 0.2%
 Schweitzer-Mauduit International, Inc. ...      13,500     168,750
                                                        -----------
 Consumer Electronic & Photographic 0.8%
 Applica Inc.* ............................      21,700     245,481
 Salton, Inc.* ............................      11,700     431,438
                                                        -----------
                                                            676,919
                                                        -----------
 Consumer Specialties 0.2%
 Russ Berrie & Co., Inc. ..................       4,800      92,400
 Sola International, Inc.* ................      21,800     106,275
                                                        -----------
                                                            198,675
                                                        -----------
 Food & Beverage 2.2%
 Earthgrains Co. ..........................      12,900     250,744
 Fresh Del Monte Produce Inc.* ............      55,000     378,125
 Imperial Sugar Co. .......................      23,900      31,369
 J & J Snack Foods Corp.* .................      18,600     332,475
 Jack in the Box Inc.* ....................      13,900     342,287
 Michael Foods, Inc. ......................       5,100     124,950
 Performance Food Group Co.* ..............      17,000     544,000
                                                        -----------
                                                          2,003,950
                                                        -----------
 Package Goods/Cosmetics 0.2%
 Chattem, Inc.* ...........................      13,200     180,675
                                                        -----------
 Textiles 1.2%
 Nautica Enterprises, Inc.* ...............      37,700     402,919
 Polymer Group, Inc. ......................      11,100     102,675
 Springs Industries, Inc. "A" .............      18,200     585,813
                                                        -----------
                                                          1,091,407
                                                        -----------
 Health 12.6%
 Biotechnology 0.5%
 Bio-Rad Laboratories, Inc. "A"* ..........      16,700     417,500
 Catalytica, Inc.* ........................       4,800      52,800
                                                        -----------
                                                            470,300
                                                        -----------
 Health Industry Services 3.8%
 AmeriPath, Inc.* .........................      39,000     346,125
 Covance, Inc.* ...........................       4,300      37,894
 Hanger Orthopedic Group, Inc.* ...........      20,100      99,244
 Hooper Holmes, Inc. ......................      23,600     188,800
 Magellan Health Services, Inc.* ..........      25,900      32,375
 PAREXEL International Corp.* .............      90,000     860,625
 Quest Diaagnostics Inc.* .................      10,000     715,625
 Res-Care, Inc.* ..........................      17,700      95,138
 Superior Consultant Holdings Corp.* ......       2,400      11,400
 Syncor International Corp.* ..............      10,300     741,600
 US Oncology, Inc.* .......................      53,800     269,000
                                                        -----------
                                                          3,397,826
                                                        -----------
 Hospital Management 2.2%
 Coventry Health Care, Inc.* ..............      36,500     486,477


    The accompanying notes are an integral part of the financial statements.

                         135 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

                                              Shares    Value ($)
----------------------------------------------------------------

 Province Healthcare Co.* .................   17,100     617,738
 Quorom Health Group, Inc.* ...............   80,700     832,219
                                                     -----------
                                                       1,936,434
                                                     -----------
 Medical Supply & Specialty 4.8%
 Acuson Corporation* ......................   19,000     256,500
 Bacou USA, Inc.* .........................   16,600     332,000
 Conmed Corp.* ............................   48,500   1,254,937
 Cooper Companies, Inc. ...................   15,800     574,725
 Impath Inc.* .............................    7,000     379,750
 Laboratory Corp. of America
    Holdings* .............................    4,000     308,500
 ResMed, Inc.* ............................    8,100     216,675
 Theragenics Corp.* .......................   26,200     224,338
 Twinlab Corp.* ...........................   30,800     196,350
 Ventana Medical Systems, Inc.* ...........    6,500     152,750
 Vital Signs Inc. .........................   18,300     331,688
 Wesley Jessen VisionCare, Inc.* ..........    1,400      52,588
                                                     -----------
                                                       4,280,801
                                                     -----------
 Pharmaceuticals 1.3%
 Advance Paradigm, Inc.* ..................   22,100     453,050
 Alpharma Inc. ............................    3,600     224,100
 Pharmaceutical Product
    Development* ..........................    8,800     184,800
 Sicor Inc* ...............................   38,500     308,000
                                                     -----------
                                                       1,169,950
                                                     -----------
 Communications 2.9%
 Telephone/Communications 2.7%
 AVT Corp.* ...............................   41,100     303,113
 CT Communications, Inc. ..................   12,000     341,250
 CapRock Communications Corp.* ............    4,300      83,850
 Commonwealth Telephone Enterprises,
    Inc.* .................................    3,900     183,544
 General Communication, Inc. "A"* .........   34,000     174,250
 IDT Corp.* ...............................    1,700      57,694
 North Pittsburgh Systems, Inc. ...........   19,300     284,675
 Plantronics, Inc.* .......................    2,600     300,300
 US LEC Corp.CL A* ........................    5,000      85,000
 Westell Technologies, Inc.* ..............   15,600     234,000
 Xircom, Inc.* ............................    8,200     389,500
                                                     -----------
                                                       2,437,176
                                                     -----------
 Miscellaneous 0.2%
 Tut Systems, Inc.* .......................    3,600     206,550
                                                     -----------
 Financial 10.4%
 Banks 4.0%
 BSB Bancorp, Inc. ........................   10,100     202,631
 Commercial Federal Corp. .................   27,650     430,303
 Dime Community Bancshares ................    9,700     157,625
 Downey Financial Corp. ...................   10,800     313,200
 First Federal Financial Corp.* ...........   17,700     250,012
 First Republic Bank* .....................   10,400     207,350
 First Washington Bancorp, Inc. ...........   12,400     172,825
 GBC Bancorp ..............................   15,600     456,300
 Imperial Bancorp .........................   46,116     720,562
 MAF Bancorp, Inc. ........................    7,100     129,131


                                              Shares    Value ($)
----------------------------------------------------------------

 PFF Bancorp, Inc. ........................   18,000     328,500
 St. Francis Capital Corp. ................   14,000     211,750
                                                     -----------
                                                       3,580,189
                                                     -----------
 Insurance 3.8%
 AmerUS Life Holdings, Inc. ...............   13,500     278,437
 CNA Surety Corp. .........................   25,800     307,987
 Delphi Financial Group, Inc. "A" .........    6,528     221,544
 Farm Family Holdings, Inc.* ..............    9,500     293,906
 First American Financial Co. .............   15,700     224,706
 LandAmerica Financial Group, Inc. ........   10,000     229,375
 PMA Capital Corp. ........................   12,900     245,100
 Philadelphia Consolidated Holding
    Corp.*  ...............................   16,100     270,681
 RLI Corp. ................................   10,600     368,350
 SCPIE Holdings Inc. ......................    6,900     141,450
 Selective Insurance Group, Inc. ..........   14,800     281,200
 Stewart Information Services Corp. .......   11,100     162,338
 The Midland Co. ..........................    5,700     139,650
 White Mountains Insurance
    Group, Inc. ...........................    1,600     256,000
                                                     -----------
                                                       3,420,724
                                                     -----------
 Consumer Finance 0.2%
 New Century Financial Corp.* .............   19,600     170,888
                                                     -----------
 Other Financial Companies 1.1%
 Advanta Corp. "A" ........................   14,200     173,063
 Bay View Capital Corp. ...................   16,100     157,981
 Phoenix Investment Partners, Ltd. ........   37,700     395,850
 Walter Industries, Inc. ..................   19,100     218,456
                                                     -----------
                                                         945,350
                                                     -----------
 Real Estate 1.3%
 Castle & Cooke, Inc.* ....................   15,300     295,481
 Prentiss Properties Trust (REIT) .........   36,500     876,000
                                                     -----------
                                                       1,171,481
                                                     -----------
 Media 1.7%
 Print Media
 Valassis Communications, Inc.* ...........   40,000   1,525,000
                                                     -----------
 Service Industries 5.8%
 EDP Services 1.2%
 Analysts International Corp. .............   11,800     109,887
 Keane, Inc.* .............................   26,000     562,250
 Systems & Computer Technology
    Corp.* ................................   15,900     368,000
                                                     -----------
                                                       1,040,137
                                                     -----------
 Environmental Services 0.3%
 URS Corp.* ...............................   16,500     231,000
                                                     -----------
 Investment 0.8%
 Raymond James Financial, Inc. ............   18,500     416,250
 Southwest Securities Group, Inc. .........    7,500     279,375
                                                     -----------
                                                         695,625
                                                     -----------
 Miscellaneous Commercial Services 2.5%
 AnswerThink Consulting Group, Inc.* ......    8,000     133,000


    The accompanying notes are an integral part of the financial statements.

                         136 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

                                              Shares     Value ($)
-----------------------------------------------------------------

 Bell & Howell Holdings Co.* ..............   13,800     334,650
 Century Business Services, Inc.* .........   42,800      82,925
 Computer Task Group Inc. .................   22,600     114,412
 eLoyalty Corp.* ..........................   10,100     128,775
 Encompass Services Corp.* ................   56,026     315,146
 First Consulting Group, Inc.* ............    4,500      25,031
 IT Group, Inc.* ..........................   15,800      77,025
 Kelly Services, Inc. "A"* ................    9,600     222,000
 Morrison Knudsen Corp.* ..................   24,000     174,000
 Personnel Group of America, Inc.* ........   15,500      45,531
 Source Information Management Co.* .......    4,400      67,100
 Syntel, Inc.* ............................   19,300     193,000
 Technology Solutions Co. .................   10,100      62,494
 Volt Information Sciences, Inc.* .........    9,000     296,438
                                                     -----------
                                                       2,271,527
                                                     -----------
 Miscellaneous Consumer Services 0.8%
 CDI Corp.* ...............................   11,700     238,387
 Infocus Corporation* .....................    9,500     305,781
 Peregrine Systems, Inc.* .................    4,800     166,500
                                                     -----------
                                                         710,668
                                                     -----------
 Printing/Publishing 0.1%
 Mail-Well, Inc.* .........................   13,700     118,162
                                                     -----------
 Miscellaneous 0.1%
 Interlogix Inc* ..........................    4,209      57,874
                                                     -----------
 Durables 5.5%
 Aerospace 2.1%
 Aeroflex, Inc.* ..........................   21,500   1,068,281
 Alliant Techsystems, Inc.* ...............    5,400     364,163
 Primex Technologies, Inc. ................   19,500     429,000
                                                     -----------
                                                       1,861,444
                                                     -----------
 Automobiles 1.0%
 Borg-Warner Automotive Inc. ..............   16,300     572,537
 Oshkosh Truck Corp. ......................    8,250     294,938
                                                     -----------
                                                         867,475
                                                     -----------
 Construction/Agricultural Equipment 0.1%
 Terex Corp.* .............................    4,400      62,150
                                                     -----------
 Leasing Companies 1.8%
 Aaron Rents, Inc. ........................    8,100     101,756
 Dollar Thrifty Automotive
    Group, Inc.* ..........................   79,100   1,458,406
                                                     -----------
                                                       1,560,162
                                                     -----------
 Telecommunications Equipment 0.5%
 Brooktrout Technology Inc.* ..............   11,000     239,937
 Inter-Tel, Inc. ..........................   14,100     226,481
                                                     -----------
                                                         466,418
                                                     -----------
 Manufacturing 11.0%
 Chemicals 0.1%
 Albany Molecular Research, Inc.* .........    1,100      59,881
                                                     -----------
 Containers & Paper 0.2%
 P.H. Glatfelter Co. ......................   13,500     137,531
                                                     -----------


                                              Shares    Value ($)
----------------------------------------------------------------

 Diversified Manufacturing 1.6%
 Ball Corporation .........................   13,500     434,531
 Briggs & Stratton Corp. ..................   12,500     428,125
 Myers Industries, Inc. ...................   49,192     528,814
                                                     -----------
                                                       1,391,470
                                                     -----------
 Electrical Products 0.4%
 Methode Electronics "A" ..................    8,300     320,588
                                                     -----------
 Industrial Specialty 2.2%
 Buckeye Technologies, Inc.* ..............   26,800     587,925
 FSI International, Inc.* .................   12,900     279,769
 Fleetwood Enterprises, Inc. ..............   30,000     427,500
 Gardner Denver Inc.* .....................   10,700     191,262
 General Cable Corp. ......................   27,700     225,062
 UNOVA, Inc.* .............................   29,700     217,181
                                                     -----------
                                                       1,928,699
                                                     -----------
 Machinery/Components/Controls 5.5%
 American Axle & Manufacturing
    Holdings, Inc.* .......................   66,800     947,725
 CIRCOR International, Inc. ...............   23,000     188,312
 Intermet Corp. ...........................   61,600     423,500
 RadiSys Corp.* ...........................    9,700     550,475
 Shaw Group, Inc.* ........................   20,400     961,350
 Varco International Inc.* ................   22,016     511,872
 Watts Industries, Inc. "A" ...............   46,000     580,750
 Woodward Governor Co. ....................   25,100     710,644
                                                     -----------
                                                       4,874,628
                                                     -----------
 Wholesale Distributors 0.3%
 WESCO International, Inc.* ...............   24,500     234,281
                                                     -----------
 Miscellaneous 0.7%
 MKS Instruments Inc.* ....................    6,300     246,487
 Sipex Corp.* .............................   12,400     343,325
                                                     -----------
                                                         589,812
                                                     -----------
 Technology 19.2%
 Computer Software 7.5%
 3DFX Interactive, Inc.* ..................   33,600     261,450
 Activision, Inc.* ........................   21,000     136,500
 Advanced Digital Information Corp.* ......   19,600     312,375
 Advent Software, Inc.* ...................    6,800     438,600
 Axent Technologies, Inc.* ................    8,500     210,906
 Cybex Computer Products Corp.* ...........    5,100     219,300
 Epicor Software Corp.* ...................   43,000     107,500
 Factset Research Systems Inc. ............   13,100     370,075
 Great Plains Software, Inc.* .............    5,400     105,975
 Hyperion Solutions Corp.* ................    7,500     243,281
 IMRglobal Corp.* .........................   21,200     276,925
 ISS Group, Inc.* .........................    1,500     148,102
 InfoCure Corp.* ..........................    8,200      46,125
 JDA Software Group, Inc.* ................   16,000     307,000
 MAPICS, Inc.* ............................   15,000      86,250
 MICROS Systems, Inc.* ....................    9,600     178,200
 MTI Technology Corp. .....................   34,000     272,000
 MTS Systems Corp. ........................   31,100     194,375
 Mercator Software Inc.* ..................    6,600     453,750


    The accompanying notes are an integral part of the financial statements.

                         137 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

                                              Shares     Value ($)
-----------------------------------------------------------------

 Metro Information Services Inc.* .........   21,700     217,000
 Progress Software Corp.* .................   19,100     342,606
 Remedy Corp.* ............................    8,000     446,000
 Santa Cruz Operations Inc.* ..............   39,700     253,088
 Structural Dynamics Research Corp.* ......   28,300     426,269
 THQ, Inc.* ...............................   18,900     230,344
 Unigraphics Solutions Inc. ...............    5,600     109,200
 Verity, Inc.* ............................    7,700     292,600
                                                     -----------
                                                       6,685,796
                                                     -----------
 Diverse Electronic Products 0.8%
 Cable Design Technologies Corp.* .........   11,900     398,650
 DSP Group, Inc.* .........................    5,800     324,800
                                                     -----------
                                                         723,450
                                                     -----------
 EDP Peripherals 0.3%
 Gerber Scientific, Inc. ..................   17,400     200,100
 NeoMagic Corp.* ..........................   26,400      80,025
                                                     -----------
                                                         280,125
                                                     -----------
 Electronic Components/Distributors 2.2%
 Apex Inc.* ...............................    4,500     196,875
 Benchmark Electronics, Inc.* .............    3,200     117,000
 Brightpoint, Inc.* .......................   29,000     251,031
 Kent Electronics Corp.* ..................   10,300     307,069
 Maxwell Technologies, Inc.* ..............    5,400      72,900
 Pioneer-Standard Electronics, Inc. .......   25,500     376,125
 Technitrol, Inc. .........................    7,000     678,125
                                                     -----------
                                                       1,999,125
                                                     -----------
 Electronic Data Processing 0.5%
 Epresence Inc* ...........................   10,700      77,575
 SAGA Systems, Inc.* ......................    4,100      50,994
 Sunquest Information Systems, Inc.* ......   25,800     277,350
                                                     -----------
                                                         405,919
                                                     -----------
 Military Electronics 0.4%
 Titan Corp.* .............................    8,700     389,325
                                                     -----------
 Office/Plant Automation 1.7%
 CACI International, Inc.* ................   21,500     419,250
 FileNet Corp.* ...........................   16,800     308,700
 Kronos, Inc.* ............................    3,700      96,200
 Mercury Computer Systems, Inc.* ..........    9,800     316,663
 Pinnacle Systems, Inc.* ..................    2,800      62,956
 Radiant Systems Inc.* ....................   14,450     346,800
                                                     -----------
                                                       1,550,569
                                                     -----------
 Precision Instruments 1.1%
 Analogic Corp. ...........................    7,100     284,000
 Molecular Devices Corp.* .................    6,300     435,881
 Moog Inc. "A"* ...........................    6,200     163,525
 Silicon Valley Group Inc.* ...............    5,200     134,550
                                                     -----------
                                                       1,017,956
                                                     -----------
 Semiconductors 4.2%
 Actel Corp.* .............................    4,000     182,500
 Alliance Semiconductor Corp.* ............   30,800     756,525
 Alpha Industries, Inc.* ..................    8,800     387,750
 Burr-Brown Corp.* ........................    6,287     545,004
 Cree Research, Inc.* .....................    4,600     614,100


                                              Shares    Value ($)
----------------------------------------------------------------

 Exar Corp.* ..............................   11,400     993,937
 General Semiconductor, Inc.* .............   16,600     244,850
                                                     -----------
                                                       3,724,666
                                                     -----------
 Miscellaneous 0.5%
 iGATE Capital Corp.* .....................    2,000      27,500
 Phoenix Technologies Ltd.* ...............    7,700     125,606
 SEREMA Software, Inc.* ...................    6,300     286,059
                                                     -----------
                                                         439,165
                                                     -----------
 Energy 3.4%
 Oil & Gas Production 2.0%
 Atwood Oceanics, Inc.* ...................   10,800     479,250
 Basin Exploration, Inc.* .................   15,600     278,850
 Cross Timbers Oil Company ................   18,300     404,887
 Tesoro Petroleum Corp.* ..................   59,500     602,438
                                                     -----------
                                                       1,765,425
                                                     -----------
 Oil Companies 0.2%
 Giant Industries, Inc.* ..................   18,500     145,687
                                                     -----------
 Oilfield Services/Equipment 1.2%
 Oceaneering International, Inc.* .........   24,900     473,100
 Seitel, Inc.* ............................   12,300      99,938
 Veritas DGC Inc.* ........................   19,500     507,000
                                                     -----------
                                                       1,080,038
                                                     -----------
 Metals & Minerals 0.5%
 Steel & Metals
 Gibraltar Steel Corporation ..............    5,100      71,400
 Quanex Corp. .............................   26,100     388,238
                                                     -----------
                                                         459,638
                                                     -----------
 Construction 3.3%
 Building Materials 1.5%
 Elcor Corp. ..............................   16,575     381,225
 Florida Rock Industries, Inc. ............   10,200     363,375
 Southdown, Inc. ..........................    8,200     473,550
 Universal Forest Products, Inc. ..........    9,100     125,125
                                                     -----------
                                                       1,343,275
                                                     -----------
 Building Products 0.7%
 Emcor Group, Inc.* .......................   10,000     231,875
 Genlyte Group, Inc.* .....................    9,900     208,519
 Nortek, Inc.* ............................    7,700     152,075
                                                     -----------
                                                         592,469
                                                     -----------
 Homebuilding 1.1%
 Del Webb Corp.* ..........................   26,200     401,188
 MDC Holdings, Inc. .......................   12,600     234,675
 NVR Inc.* ................................    4,300     245,100
 Standard Pacific Corp. ...................   13,200     132,000
                                                     -----------
                                                       1,012,963
                                                     -----------
 Transportation 3.1%
 Air Freight 0.6%
 Airborne Freight Corp. ...................   29,900     566,231
                                                     -----------
 Airlines 1.4%
 America West Holdings Corp. "B"* .........   75,500   1,292,937
                                                     -----------



    The accompanying notes are an integral part of the financial statements.

                         138 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

                                                  Shares   Value ($)
--------------------------------------------------------------------

 Railroads 0.5%
 Trinity Industries, Inc. .................       26,500     490,250
                                                         -----------
 Trucking 0.6%
 M.S. Carriers Inc.* ......................        7,000     123,375
 Roadway Express, Inc. ....................       11,400     267,188
 Yellow Corp.* ............................       11,400     168,150
                                                         -----------
                                                             558,713
                                                         -----------
 Utilities 4.5%
 Electric Utilities 2.8%
 Anixter International Inc.* ..............       16,700     442,550


                                                 Shares    Value ($)
--------------------------------------------------------------------

 El Paso Electric Co.* ....................      144,500   1,616,594
 Public Service Co. of New Mexico .........       26,100     402,919
                                                         -----------
                                                           2,462,063
                                                         -----------
 Natural Gas Distribution 1.7%
 Energen Corp. ............................       21,800     475,512
 NUI Corp. ................................       16,500     445,500
 ONEOK, Inc. ..............................       12,600     326,813
 South Jersey Industries, Inc. ............       11,200     298,900
                                                         -----------
                                                           1,546,725
                                                         -----------
--------------------------------------------------------------------
Total Common Stocks (Cost $84,262,773)                    84,023,926
--------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $89,384,773) (a)                                 89,145,926
--------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Small Cap Value Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $89,384,773. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $238,847. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,936,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,175,170.



    The accompanying notes are an integral part of the financial statements.

                         139 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $89,384,773) .......................   $ 89,145,926
Receivable for investments sold ..............................................      2,196,762
Dividends receivable .........................................................         47,555
Interest receivable ..........................................................            922
                                                                             ----------------
Total assets .................................................................     91,391,165

Liabilities
---------------------------------------------------------------------------------------------
Due to custodian bank ........................................................      1,405,502
Payable for investments purchased ............................................      3,175,344
Payable for Portfolio shares redeemed ........................................          1,712
Accrued management fee .......................................................         53,451
Other accrued expenses and payables ..........................................         24,683
                                                                             ----------------
Total liabilities ............................................................      4,660,692
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 86,730,473
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income .................   $   (121,453)
Net unrealized appreciation (depreciation) on investments ....................       (238,847)
Accumulated net realized gain (loss) .........................................     (7,881,445)
Paid-in capital ..............................................................     94,972,218
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 86,730,473
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($86,730,473 / 81,912,541 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      1.059
                                                                                -------------

---------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $    336,286
Interest .....................................................................         63,658
                                                                             ----------------
Total Income .................................................................        399,944
                                                                             ----------------
Expenses:
Management fee ...............................................................        324,046
Custodian fees ...............................................................          1,226
Auditing .....................................................................         13,357
Legal ........................................................................          4,734
Trustees' fees and expenses ..................................................          7,061
Reports to shareholders ......................................................          7,743
Registration fees ............................................................            910
Other ........................................................................            995
                                                                             ----------------
Total expenses, before expense reductions ....................................        360,072
Expense reductions ...........................................................           (220)
                                                                             ----------------
Total expenses, after expense reductions .....................................        359,852
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                           40,092
---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................      2,069,075
Net unrealized appreciation (depreciation) during the period on investments ..     (3,893,098)
---------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                         (1,824,023)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (1,783,931)
---------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         140 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                         Six Months Ended     Year Ended
                                                                                          June 30, 2000      December 31,
Increase (Decrease) in Net Assets                                                          (Unaudited)           1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $     40,092    $     665,603
Net realized gain (loss) on investment transactions ...................................      2,069,075       (6,659,700)
Net unrealized appreciation (depreciation) on investment transactions during the period     (3,893,098)       8,072,251
                                                                                      ---------------- ----------------
Net increase (decrease) in net assets resulting from operations .......................     (1,783,931)       2,078,154
Distributions to shareholders from:
Net investment income .................................................................       (485,490)        (888,505)
                                                                                      ---------------- ----------------
Net realized gains ....................................................................             --               --
                                                                                      ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .............................................................      6,195,550       20,971,954
Reinvestment of distributions .........................................................        485,490          888,505
Cost of shares redeemed ...............................................................    (12,874,586)     (29,865,433)
                                                                                      ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     (6,193,546)      (8,004,974)
                                                                                      ---------------- ----------------
Increase (decrease) in net assets .....................................................     (8,462,967)      (6,815,325)
Net assets at beginning of period .....................................................     95,193,440      102,008,765
Net assets at end of period (including undistributed (overdistributed) net investment ---------------- ----------------
   income (loss) of $(121,453) and $323,945, respectively) ............................   $ 86,730,473    $  95,193,440
                                                                                      ---------------- ----------------

Other Information
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     87,737,274       95,758,232
                                                                                      ---------------- ----------------
Shares sold ...........................................................................      5,904,998       19,879,295
Shares issued to shareholders in reinvestment of distributions ........................        449,416          841,898
Shares redeemed .......................................................................    (12,179,147)     (28,742,151)
                                                                                      ---------------- ----------------
Net increase (decrease) in Portfolio shares ...........................................     (5,824,733)      (8,020,958)
                                                                                      ---------------- ----------------
Shares outstanding at end of period ...................................................     81,912,541       87,737,274
                                                                                      ---------------- ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2000(a)   1999     1998     1997    1996(b)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $1.085    1.065    1.227    1.019    1.000
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       .001(c)  .007(c)  .009     .012     .013
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions                (.021)    .023    (.141)    .206     .006
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  (.020)    .030    (.132)    .218     .019
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (.006)   (.010)      --    (.010)      --
------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                                        --       --    (.030)      --       --
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (.006)   (.010)   (.030)   (.010)      --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $1.059    1.085    1.065    1.227    1.019
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                  (1.87)**  2.80   (11.25)   21.73     1.86**
------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                          86,730   95,193  102,009   76,108   13,307
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                     .83*     .84      .80      .84      .92*
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                      .83*     .83      .80      .84      .90*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .09*     .69     1.15     1.18     2.23*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          28*      72       43       22       61*
------------------------------------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         141 | Kemper Variable Series --
                               Kemper Small Cap Value Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

KVS Dreman Financial Services Portfolio

The performance of financial services stocks varied dramatically during the semiannual period. During the first three months, financials as a whole continued to struggle. Adding to the sector's difficulties were the successive rate hikes by the Federal Reserve Board. Although revenues did not fall off, investors were concerned, and this concern brought down the prices of financial stocks. In March, we began to see some improved performance in the sector. The defensive characteristics of most financial services stocks made them a logical alternative for investors looking for some "security."

During this period, we attribute the portfolio's underperformance compared with its peers and the S&P Financial index to our more conservative investment style. The financial sector's largest gains during the period came early from the hottest but most speculative area of the financial services sector -- brokerage, on-line trading and speculative lending companies.

The valuations of most of the sector's leaders were exceedingly high. They therefore didn't fit our low price-to- earnings investment criteria. But more important, we believed their businesses to be quite vulnerable. As the market shifted, these issues declined, while the portfolio's more conservative holdings began to gain ground.

Moving forward, we are very optimistic about the financial services sector. Many fundamentally solid companies are trading at depressed prices. We've seen some improvement as the market has broadened, and we anticipate this to continue. Specifically, we're expecting improving performance from regional banks, and property and casualty insurance companies. All in all, we believe we have constructed a good defensive all-weather portfolio.

David N. Dreman
Lead Portfolio Manager

As a non-diversified portfolio, it can invest more than 5% of its assets in the securities of a particular issuer. This presents greater risk of loss of principal as the financial condition or market's assessment of such securities changes.

The Portfolio may concentrate investments in specific sectors, which creates special risk considerations.



    The accompanying notes are an integral part of the financial statements.

                         142 | Kemper Variable Series --
                               KVS Dreman Financial Services Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

KVS Dreman Financial Services Portfolio

                                               Principal
                                               Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 14.2%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company
    6.48%, to be repurchased at
    $4,456,405 on 7/3/2000*                               -----------
    (Cost $4,454,000) .....................    4,454,000    4,454,000
                                                          -----------



                                                 Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 85.8%
--------------------------------------------------------------------------------

 Financial 80.9%
 Banks 37.7%
 BancWest Corp. ...........................       22,350      367,378
 Bank One Corp. ...........................       43,352    1,151,537
 Bank of America Corp. ....................       30,073    1,293,139
 Banknorth Group, Inc. ....................       10,100      154,656
 Chase Manhattan Corp. ....................       21,900    1,008,769
 Colonial BancGroup, Inc. .................       18,600      179,025
 Corus Bankshares, Inc. ...................        7,850      207,534
 First Union Corp. ........................       18,700      463,994
 FleetBoston Financial Corp. ..............       37,086    1,260,924
 Golden West Financial Corp. ..............        4,450      181,616
 J.P. Morgan & Co., Inc. ..................        4,150      457,019
 KeyCorp ..................................       37,075      653,447
 National Bank of Canada ..................       39,300      586,567
 North Fork Bancorporation, Inc. ..........        9,650      145,956
 PNC Bank Corp. ...........................       22,850    1,071,094
 Popular, Inc. ............................       12,000      228,750
 Provident Financial Group ................        5,415      128,945
 Summit Bancorp ...........................        7,750      190,844
 SunTrust Banks, Inc. .....................        7,600      347,225
 Washington Mutual, Inc. ..................       14,020      404,828
 Wells Fargo Co. ..........................       35,800    1,387,250
                                                          -----------
                                                           11,870,497
                                                          -----------


                                                  Shares     Value ($)
---------------------------------------------------------------------

 Insurance 20.0%
 Aegon NV (ADR) ...........................        4,760      169,575
 Allstate Corp. ...........................       11,205      249,311
 American International Group, Inc. .......       25,082    2,947,135
 Chubb Corp. ..............................        4,650      285,975
 Cigna Corp. ..............................        4,600      430,100
 Jefferson Pilot Corp. ....................        2,475      139,683
 Lincoln National Corp. ...................        6,000      216,750
 Ohio Casualty Corp. ......................       57,600      612,000
 Safeco Corp. .............................       26,850      533,644
 St. Paul Companies, Inc. .................       16,850      575,006
 Torchmark Corp. ..........................        5,250      129,609
                                                          -----------
                                                            6,288,788
                                                          -----------
 Consumer Finance 12.7%
 American Express Co. .....................       23,100    1,204,087
 Citigroup, Inc. ..........................       29,250    1,762,312
 Household International, Inc. ............        7,550      313,797
 Mellon Financial Corp. ...................       13,500      491,906
 SLM Holding Corp. ........................        6,100      228,369
                                                          -----------
                                                            4,000,471
                                                          -----------
 Other Financial Companies 10.5%
 Federal Home Loan Mortgage Corp. .........       13,095      530,347
 Federal National Mortgage
    Association ...........................       29,240    1,525,963
 Lehman Brothers Holdings, Inc. ...........        2,218      209,740
 Marsh & McLennan Companies, Inc. .........        5,050      527,409
 Morgan Stanley Dean Witter & Co. .........          400       33,300
 Prison Realty Trust, Inc. (REIT) .........      153,600      470,400
                                                          -----------
                                                            3,297,159
                                                          -----------
 Service Industries 4.9%
 Investment
 Bear Stearns Companies, Inc. .............        5,240      218,115
 Charles Schwab Corp. .....................        3,600      121,050
 Franklin Resources, Inc. .................        6,450      195,919
 Merrill Lynch & Co., Inc. ................        8,900    1,023,500
                                                          -----------
                                                            1,558,584
                                                          -----------
---------------------------------------------------------------------
Total Common Stocks (Cost $30,745,958)                     27,015,499
---------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $35,199,958) (a)                                  31,469,499
---------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to KVS Dreman Financial Services Portfolio of Investments
--------------------------------------------------------------------------------

* Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $35,199,958. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $3,730,459. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,837,454 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,567,913.



    The accompanying notes are an integral part of the financial statements.

                         143 | Kemper Variable Series --
                               KVS Dreman Financial Services Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $35,199,958) .......................   $ 31,469,499
Cash .........................................................................            470
Receivable for investments sold ..............................................         12,806
Dividends receivable .........................................................         50,926
Interest receivable ..........................................................            802
Receivable for Portfolio shares sold .........................................         39,675
Foreign taxes recoverable ....................................................            155
                                                                             ----------------
Total assets .................................................................     31,574,333

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................          4,800
Organization fees ............................................................         11,000
Accrued management fee .......................................................         13,738
Other accrued expenses and payables ..........................................         11,609
                                                                             ----------------
Total liabilities ............................................................         41,147
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 31,533,186
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $     71,781
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................     (3,711,941)
   Foreign currency related transactions .....................................            (29)
Accumulated net realized gain (loss) .........................................        (71,487)
Paid-in capital ..............................................................     35,244,862
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 31,533,186
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($31,533,186 / 36,217,929 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      0.871
                                                                                -------------


    The accompanying notes are an integral part of the financial statements.

                         144 | Kemper Variable Series --
                               KVS Dreman Financial Services Portfolio

-------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,006) ............   $   275,061
Interest .......................................................        36,394
                                                              ----------------
Total Income ...................................................       311,455
                                                              ----------------
Expenses:
Management fee .................................................       103,573
Custodian and accounting fees ..................................        23,078
Auditing .......................................................         1,555
Legal ..........................................................           979
Trustees' fees and expenses ....................................         4,810
Reports to shareholders ........................................           860
Registration fees ..............................................           179
                                                              ----------------
Total expenses, before expense reductions ......................       135,034
Expense reductions .............................................        (1,153)
                                                              ----------------
Total expenses, after expense reductions .......................       133,881
------------------------------------------------------------------------------
Net investment income (loss)                                           177,574
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................        50,315
Foreign currency related transactions ..........................           (39)
                                                              ----------------
                                                                        50,276
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,564,215)
Foreign currency related transactions ..........................           (41)
                                                              ----------------
                                                                    (1,564,256)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (1,513,980)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,336,406)
------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         145 | Kemper Variable Series --
                               KVS Dreman Financial Services Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $    177,574    $    428,221
Net realized gain (loss) on investment transactions .....................................         50,276         (52,906)
Net unrealized appreciation (depreciation) on investment transactions during the period .     (1,564,256)     (2,452,714)
                                                                                           --------------   -------------
Net increase (decrease) in net assets resulting from operations .........................     (1,336,406)     (2,077,399)
Distributions to shareholders from:
Net investment income ...................................................................       (497,354)       (115,816)
                                                                                           --------------   -------------
Net realized gains ......................................................................        (66,314)           --
                                                                                           --------------   -------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     12,799,096      20,095,510
Reinvestment of distributions ...........................................................        563,668         115,816
Cost of shares redeemed .................................................................     (7,248,170)     (6,215,518)
                                                                                           --------------   -------------
Net increase (decrease) in net assets from Portfolio share transactions .................      6,114,594      13,995,808
                                                                                           --------------   -------------
Increase (decrease) in net assets .......................................................      4,214,520      11,802,593
Net assets at beginning of period .......................................................     27,318,666      15,516,073
Net assets at end of period (including undistributed net investment income of $71,781 and  --------------   -------------
   $391,561, respectively) ..............................................................   $ 31,533,186    $ 27,318,666
                                                                                           --------------   -------------

Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     29,557,781      15,868,000
                                                                                           --------------   -------------
Shares sold .............................................................................     14,212,285      19,794,583
Shares issued to shareholders in reinvestment of distributions ..........................        615,728         106,582
Shares redeemed .........................................................................     (8,167,865)     (6,211,384)
                                                                                           --------------   -------------
Net increase (decrease) in Portfolio shares .............................................      6,660,148      13,689,781
                                                                                           --------------   -------------
Shares outstanding at end of period .....................................................     36,217,929      29,557,781
                                                                                           --------------   -------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------------------
Year Ended December 31,                                               2000(a)   1999    1998(b)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ .924     .978    1.000
                                                                     ---------------------------
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .006(c)  .018(c)  .004
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions    (.042)   (.067)   (.026)
                                                                     ---------------------------
------------------------------------------------------------------------------------------------
Total from investment operations                                      (.036)   (.049)   (.022)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net investment income                                            (.015)   (.005)      --
------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         (.002)      --       --
                                                                     ---------------------------
------------------------------------------------------------------------------------------------
Total distributions                                                   (.017)   (.005)   (.022)
------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ .871     .924     .978
                                                                     ---------------------------
------------------------------------------------------------------------------------------------
Total Return (%)                                                      (4.05)** (5.05)   (2.20)**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                              31,533   27,319   15,516
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .98*    1.04     1.73*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .98*     .99      .99*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              1.28*    1.75     1.29*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              15*      13        6*
------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         146 | Kemper Variable Series --
                               KVS Dreman Financial Services Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                  June 30, 2000

Kemper Strategic Income Portfolio

The period between December 31, 1999, and June 30, 2000, was a challenging time for fixed-income investors around the world. Emerging market bonds were the portfolio's bright spot, as returns from domestic high-yield bonds were weak. In most established bond markets, returns for the first half of fiscal year 2000 were modest, but higher than returns from equities. Preserving capital was challenging as the Federal Reserve tightened monetary policy.

One reason for the high-yield market's weakness was anemic investor demand for most of the period. This past winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed solid growth, some investors behaved as if high-yield bonds faced the worst of times. Ironically, in January, February, April and May, high-yield bonds outperformed the unmanaged Standard & Poor's 500 Index.

During the period, we focused on larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management. Since December, the difference in yield, or spread, between 10-year Treasuries and comparable-maturity high-yield bonds widened. As of June 30, high-yield bonds offered double the yield of government bonds. That's why we had a majority of the portfolio's assets in the high-yield category.

Investors are expecting that growth will pick up steam in emerging markets in the coming months. Bonds in some countries such as Mexico have rallied since December as rating services have upgraded certain government debt to investment-grade. The portfolio benefited because we had made Mexico one of the portfolio's largest emerging market holdings.

Although we think short-term bond market volatility may continue for the rest of fiscal year 2000, a robust U.S. economy and a recovering global economy are helping debtors meet their bond obligations.

J. Patrick Beimford
Lead Portfolio Manager

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the Portfolio.

Investments by the Portfolio in lower-rated and non-rated bonds present greater risk to principal and income than investments in higher-quality securities.

The Portfolio may engage, to a limited extent, in certain futures and options transactions which may increase the portfolio's share price volatility. Please see the prospectus for complete details.

Effective 5/1/2000 the Portfolio had name and investment objective changes:
Kemper Global Income Portfolio name was changed to Kemper Strategic Income Portfolio.



                         147 | Kemper Variable Series --
                               Kemper Strategic Income Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Strategic Income Portfolio

                                                      Principal
                                                      Amount ($)  Value ($)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Fixed Time Deposits 3.0%
---------------------------------------------------------------------------

 Chase Euro Time Deposit, 6.375%,                               -----------
    7/3/2000 (Cost $168,000) .....................      168,000     168,000
                                                                -----------

---------------------------------------------------------------------------
U.S. Government & Agencies 29.6%
---------------------------------------------------------------------------

 U.S. Treasury Bond:
    7.5%, 11/15/2016 .............................      260,000     293,636
    8.5%, 2/21/2020 ..............................       60,000      75,244
    7.5%, 11/15/2024 .............................      160,000     186,450
 U.S. Treasury Note:
    7.875%, 8/15/2001 ............................      500,000     507,345
    5.625%, 12/31/2002 ...........................      150,000     147,351
    6%, 8/15/2004 ................................      455,000     450,732

---------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $1,669,708)                1,660,758
---------------------------------------------------------------------------


---------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 10.5%
---------------------------------------------------------------------------

 Federal National Mortgage Association,
    2.13% with various maturities to                            -----------
    10/9/2007 (Cost $559,920) ....................   60,000,000     591,019
                                                                -----------

---------------------------------------------------------------------------
Bonds 56.9%
---------------------------------------------------------------------------

 British Pounds 4.3%
 General Motors Acceptance Corp.,
    6.875%, 9/9/2004 .............................      160,000     243,205
                                                                -----------
 Canadian Dollars 4.3%
 Government of Canada, 8.5%,
    4/1/2002 .....................................      350,000     245,955
                                                                -----------
 Euro 19.6%
 Depfa Pfandbrief Bank, 4.75%,
    7/15/2008 ....................................      150,000     134,108
 Federal Republic of Germany, 6.25%,
    1/4/2024 .....................................      155,000     159,739
 Ford Motor Credit Corp., 3.75%,
    7/12/2004 ....................................      260,000     229,263
 French Treasury Note, 4.5%,
    7/12/2003 ....................................       60,000      56,291
 Government of Spain:
    4.5%, 7/30/2004 ..............................      200,000     185,713
    4.5%, 7/30/2004 ..............................      155,000     143,927
 Rheinische Hypo Bank, 4.5%,
    8/26/2003 ....................................      210,000     194,978
                                                                -----------
                                                                  1,104,019
                                                                -----------
 Japanese Yen 5.1%
 Province of Ontario, 1.875%,
    1/25/2010 ....................................   30,000,000     283,950
                                                                -----------

                                                      Principal
                                                      Amount ($)  Value ($)
---------------------------------------------------------------------------

 Norwegian Kroner 6.0%
 Norwegian Government, 7%,
    5/31/2001 ....................................    2,890,000     335,598
                                                                -----------
 U.S. Dollars 17.6%
 Argentine Republic, Collateralized Par
    Bond, Series L, Step-up Coupon, 6%,
    3/31/2023 ....................................       18,000      11,947
 Banco Nacional de Comercio Exterior
    S.N.C., 7.25%, 2/2/2004 ......................       30,000      28,500
 Federative Republic of Brazil
    11.625%, 4/15/2004 ...........................       12,000      12,102
    12.75%, 1/15/2020 ............................       65,000      62,010
    Global Bond, 10.125%, 5/15/2027 ..............       15,000      11,812
    "New" Money Bond, Floating Rate
      Bond, LIBOR plus .875% (7%),
      4/15/2009 ..................................       15,000      12,619
 Government of Jamaica, 10.875%,
    6/10/2005 ....................................       10,000       9,700
 Kingdom of Spain, 5.875%,
    7/28/2008 ....................................      200,000     183,720
 Petroleos Mexicanos S.A., 9.5%,
    9/15/2027 ....................................       20,000      19,300
 Petroliam Nasional BHD, 8.875%,
    8/1/2004 .....................................        6,000       6,183
 Republic of Argentina:
    11%, 12/4/2005 ...............................        9,000       8,505
    11.75%, 4/7/2009 .............................        5,000       4,663
    12%, 2/1/2020 ................................       65,000      60,450
 Republic of Bulgaria:
    Collateralized Floating Rate Interest
      Reduction Bond, "A", Step-up
      Coupon, 2.75%,7/28/2012 ....................       50,000      36,750
    Floating Rate Bond, LIBOR plus
      .8125%, (6.5%), 07/28/2011 .................       13,000      10,254
 Republic of Colombia:
    7.625%, 2/15/2007 ............................       10,000       7,250
    9.75%, 4/23/2009 .............................        7,000       5,443
 Republic of Panama, Interest Reduction
    Bond, Step-up Coupon 4.25% to
    7/17/2000, LIBOR plus .8125% to
    07/17/2014 ...................................       15,000      12,000
 Republic of Peru, Floating Rate Interest
    Reduction Bond, 3.75%, 3/7/2017 ..............       45,000      27,450
 Republic of South Africa, 8.5%,
    6/23/2017 ....................................        7,000       6,212
 Republic of Turkey:
    11.875%, 11/5/2004 ...........................        5,000       5,175
    9.875%, 2/23/2005 ............................       10,000       9,850
    9.875%, 2/23/2005 ............................        5,000       4,925
 Republic of the Philippines, 9.875%,
    1/15/2019 ....................................       13,000      10,611
 Slovak Republic, 9.5%, 5/28/2003 ................        5,000       5,037
 Sunamerica Institute Fund, 5.75%,
    2/16/2009 ....................................      250,000     219,135



    The accompanying notes are an integral part of the financial statements.

                         148 | Kemper Variable Series --
                               Kemper Strategic Income Portfolio

                                       Principal
                                       Amount ($)  Value ($)
------------------------------------------------------------

 United Kingdom Treasury Bond, 9%,
    7/12/2011 ......................      75,000   149,758
 United Mexican States:
    11.5%, 5/15/2026 ...............      15,000    18,000
    Global Bond, 11.375%, 9/15/2016       25,000    28,625
                                               -----------
                                                   987,986
                                               -----------
------------------------------------------------------------
Total Bonds (Cost $3,487,863)                    3,200,713
------------------------------------------------------------
------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $5,885,491) (a)                         5,620,490
------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper Strategic Income Portfolio of Investments
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $5,885,491. At June 30, 2000, net unrealized depreciation for all securities based on tax cost was $265,001. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,067 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $304,068.



    The accompanying notes are an integral part of the financial statements.

                         149 | Kemper Variable Series --
                               Kemper Strategic Income Portfolio

Financial Statements
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (cost $5,885,491) ........................   $ 5,620,490
Cash .........................................................................     1,499,603
Interest receivable ..........................................................       137,736
Receivable for Portfolio shares sold .........................................        30,927
Other assets .................................................................         8,934
                                                                            ----------------
Total assets .................................................................     7,297,690

Liabilities
--------------------------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange contracts ...............         8,376
Accrued management fee .......................................................         3,345
Other accrued expenses and payables ..........................................         6,949
                                                                            ----------------
Total liabilities ............................................................        18,670
--------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 7,297,690
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $    94,416
Net unrealized appreciation (depreciation) on:
  Investments ................................................................      (265,001)
  Foreign currency related transactions ......................................       (10,331)
Accumulated net realized gain (loss) .........................................      (216,072)
Paid-in capital ..............................................................     7,676,008
--------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 7,279,020
--------------------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($7,279,020 / 7,570,559 outstanding shares of beneficial interest, $.01 par value, unlimited number  ------------
   of shares authorized) .....................................................   $     0.961
                                                                                ------------

-----------------------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------
Income:
Dividends ....................................................................   $       109
Interest .....................................................................       193,188
                                                                            ----------------
Total Income .................................................................       193,297
                                                                            ----------------
Expenses:
Management fee ...............................................................        22,111
Custodian fees ...............................................................         1,196
Auditing .....................................................................           213
Legal ........................................................................         2,739
Trustees' fees and expenses ..................................................         6,459
Reports to shareholders ......................................................         7,915
Registration fees ............................................................           587
Other ........................................................................           781
                                                                            ----------------
Total expenses, before expense reductions ....................................        42,001
Expense reductions ...........................................................        (9,338)
                                                                            ----------------
Total expenses, after expense reductions .....................................        32,663
--------------------------------------------------------------------------------------------
Net investment income (loss)                                                         160,634
--------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ..................................................................       (29,146)
Foreign currency related transactions ........................................         4,163
                                                                            ----------------
                                                                                     (24,983)
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................       (38,301)
Foreign currency related transactions ........................................       (53,119)
                                                                            ----------------
                                                                                     (91,420)
--------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          (116,403)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    44,231
--------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         150 | Kemper Variable Series --
                               Kemper Strategic Income Portfolio

----------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months
                                                                                              Ended        Year Ended
                                                                                          June 30, 2000   December 31,
Increase (Decrease) in Net Assets                                                          (Unaudited)        1999
----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ..........................................................   $   160,634    $   263,672
Net realized gain (loss) on investment transactions ...................................       (24,983)      (318,058)
Net unrealized appreciation (depreciation) on investment transactions during the period       (91,420)      (284,182)
                                                                                          ------------   -------------
Net increase (decrease) in net assets resulting from operations .......................        44,231       (338,568)
Distributions to shareholders from:
Net investment income .................................................................      (148,964)      (218,189)
                                                                                          ------------   -------------
Net realized gains ....................................................................            --       (109,095)
                                                                                          ------------   -------------
Portfolio share transactions:
Proceeds from shares sold .............................................................     3,574,058      2,994,260
Reinvestment of distributions .........................................................       148,964        327,284
Cost of shares redeemed ...............................................................    (1,937,923)    (2,080,297)
                                                                                          ------------   -------------
Net increase (decrease) in net assets from Portfolio share transactions ...............     1,785,099      1,241,247
                                                                                          ------------   -------------
Increase (decrease) in net assets .....................................................     1,678,891        575,395
Net assets at beginning of period .....................................................     5,598,654      5,023,259
Net assets at end of period (including undistributed net investment income of $94,416     ------------   -------------
   and $82,746, respectively) .........................................................   $ 7,279,020    $ 5,598,654
                                                                                          ------------   -------------

Other Information
--------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period .............................................     5,678,787      4,529,726
                                                                                          ------------   -------------
Shares sold ...........................................................................     3,722,090      2,902,609
Shares issued to shareholders in reinvestment of distributions ........................       155,436        321,374
Shares redeemed .......................................................................    (1,985,754)    (2,074,922)
                                                                                          ------------   -------------
Net increase (decrease) in Portfolio shares ...........................................     1,891,772      1,149,061
                                                                                          ------------   -------------
Shares outstanding at end of period ...................................................     7,570,559      5,678,787
                                                                                          ------------   -------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------------
Years Ended December 31,                                            2000(a)   1999     1998    1997(b)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ .986    1.109     1.029    1.000
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          .025(c)  .047(c)   .024     .036
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions   (.025)   (.110)     .086    (.007)
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
Total from investment operations                                        --    (.063)     .110     .029
-------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------
Net investment income                                                (.025)   (.040)    (.020)      --
-------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           --    (.020)    (.010)      --
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
Total distributions                                                  (.025)   (.060)    (.030)      --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ .961     .986     1.109    1.029
                                                                    -----------------------------------
-------------------------------------------------------------------------------------------------------
Total Return (%)                                                     (0.06)** (5.85)    10.98     2.87**
-------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                              7,278    5,599     5,023    2,145
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.35*    1.03      1.08     1.10*
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.05*    1.01      1.08     1.10*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             5.15*    4.57      4.32     5.36*
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             76*     212       330      290*
-------------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         151 | Kemper Variable Series --
                               Kemper Strategic Income Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper Global Blue Chip Portfolio

Throughout the six-month period, world markets struggled with the euro and yen weakness, fluctuating liquidity, rising global interest rates and dramatic movement in the technology sector. The Global Blue Chip Portfolio, like most of its peers, ended the period in the red. However, it did prove more resilient than its benchmark. We attribute this relative buoyancy to the fund's underweighting in pure technology and overweighting in lower-priced, rather than higher-priced, media and telecommunication. Energy stocks, under our "Ultimate Subcontractor" theme of more traditional, stalwart companies, also contributed to the fund's outperformance.

Despite recent market volatility, we remain confident about our "Empowered Consumer" theme -- largely tech and tech-related companies that seek to supply the infrastructure and content for the ever-increasing number of tech-savvy households. The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers, creating new markets for consumer-to-business and business-to-business commerce, and so intensifying competition in the traditional economy. The rollout of the infrastructure that empowers the consumer will continue, but technology share prices are at levels that imply perfect execution. Investors will remain very sensitive to even the slightest disappointment for a while.

Japan, our second largest geographic stake, is still subject to persistent concern about its progress with economic reform and the resulting low levels of investor confidence. This, together with the country's sluggish response to fiscal stimuli, made it the weakest major market contributor for the period overall. With that said, however, holdings in Japan still were a major contributor to fund performance. We attribute the gains to astute stock selection within the technology sector and so-called "old economy" companies that are finally beginning to reap the benefits of restructuring. In the long run, corporate restructuring will benefit the Japanese economy; in the short term, however, we will be lightening our heavily overweighted position in Japan, as compared with our benchmark, as the pressures of the difficult macroeconomic position temporarily outweigh the benefits of microeconomic reform.

In an effort to reduce portfolio volatility, we are continuing to look for opportunities in energy, and other more "traditional" sectors. We are looking specifically for companies with pricing power or those that are likely to benefit from corporate restructuring activity. Among our biggest winners was Anadarko Petroleum, the U.S. oil and gas company. Throughout the period, we added to our position in the stock as a defense, which proved successful. Rising oil and gas prices and improved production volumes contributed to the stock's gains.

Anadarko Petroleum serves as an example of the enormous opportunity for new winners to emerge from today's tumultuous markets. This is a time for us to identify them and to establish our positions in companies that are adapting successfully to the rigors of the increasingly competitive environment that is the wider effect of technology on the global economy.

Diego Espinosa
Lead Portfolio Manager

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the Portfolio.



                         152 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper Global Blue Chip Portfolio

                                              Principal
                                              Amount ($)  Value ($)
-------------------------------------------------------------------

-------------------------------------------------------------------
Short-Term Obligations 12.7%
-------------------------------------------------------------------

 Federal Home Loan Discount
    Notes, 6.57%, 7/3/2000**                            -----------
    (Cost $3,595,687) .....................   3,597,000   3,595,687
                                                        -----------


                                                 Shares
-------------------------------------------------------------------

-------------------------------------------------------------------
Common Stocks 87.3%
-------------------------------------------------------------------

 Australia 1.8%
 Broken Hill Proprietary Co., Ltd. ........
    (Petroleum, mineral and steel
    exploration and production) ...........      20,200     238,353
 Woodside Petroleum, Ltd. .................
    (Producer of oil and gas) .............      34,200     265,626
                                                        -----------
                                                            503,979
                                                        -----------
 Brazil 1.6%
 Aracruz Celulose S.A. (ADR)
    (Producer of eucalyptus kraft pulp) ... 11,400 220,163 Companhia Vale do Rio Doce (ADR)
    (Diverse mining and industrial
    complex) ..............................       8,300     237,328
                                                        -----------
                                                            457,491
                                                        -----------
 Canada 5.8%
 Alberta Energy Co., Ltd. (Major oil
    and gas producer) .....................      13,700     553,292
 Barrick Gold Corp. (Explorer and
    producer of gold in North and
    South America) ........................      14,800     269,175
 Canadian National Railway Co. ............
    (Railroad operator) ...................      22,800     663,659
 Molson Cos., Ltd. "A" (Brewery) ..........       7,500     146,637
                                                        -----------
                                                          1,632,763
                                                        -----------
 Finland 1.0%
 Sonera Oyj (Provider of
    telecommunication services) ...........       6,200     282,239
                                                        -----------
 France 4.7%
 Aventis S.A. (Manufacturer of life
    science products) .....................       7,450     538,582
 STMicroelectronics N.V. (Manufacturer
    of semiconductor integrated
    circuits) .............................       5,357     337,068
 Suez Lyonnaise des Eaux S.A ..............
    (Water and electric utility) ..........       2,591     453,269
                                                        -----------
                                                          1,328,919
                                                        -----------
 Germany 4.9%
 BASF AG (International chemical
    producer) .............................       5,411     218,724
 Commerzbank AG (Provider of
    banking services) .....................       8,356     295,546
 HypoVereinsbank (Bank) ...................       5,720     371,360


                                                 Shares   Value ($)
-------------------------------------------------------------------

 Muenchener Rueckversicherungs-
    Gesellschaft AG* (Registered)
    (Insurance company) ...................       1,569     495,112
                                                        -----------
                                                          1,380,742
                                                        -----------
 Italy 1.6%
 Assicurazioni Generali (Multi-line
    insurance and financial services
    company) ..............................      12,800     438,083
                                                        -----------
 Japan 13.2%
 Daiwa Securities Group, Inc. .............
    (Provider of brokerage and other
    financial services) ...................      25,000     330,547
 Fujitsu, Ltd. (Manufacturer of
    computers) ............................       7,000     242,622
 Kyorin Pharmaceutical Co., Ltd. ..........
    (Retailer of prescription medicines) ..       2,000      83,109
 Matsushita Electric Industrial Co., Ltd. .
    (Manufacturer of consumer electronic
    products) .............................      14,000     363,602
 Mitsubishi Estate Co., Ltd. (Real estate
    company) ..............................      21,000     247,514
 Mitsui Fudosan Co., Ltd. (Real estate
    company) ..............................      14,000     152,052
 Nintendo Co., Ltd. (Manufacturer of
    game equipment) .......................       1,500     262,360
 Nissan Motor Co., Ltd.* (Manufacturer
    of motor vehicles) ....................      54,000     318,742
 Sakura Bank, Ltd. (Provider of banking
    services) .............................      36,000     249,214
 Sharp Corp. (Manufacturer of consumer
    and industrial electronics) ...........      13,000     230,203
 Sony Corp. (Manufacturer of
    consumer and industrial electronic
    equipment) ............................       2,200     205,695
 TDK Corp. (Manufacturer of magnetic
    tapes and floppy discs) ...............       2,000     287,859
 Yamada Denki Co., Ltd. (Seller and
    repairer consumer electronic
    equipment) ............................       4,000     359,258
 Yamanouchi Pharmaceutical Co., Ltd. ......
    (Manufacturer and marketer of a wide
    variety of pharmaceuticals) ...........       7,000     382,774
                                                        -----------
                                                          3,715,551
                                                        -----------
 New Zealand 0.9%
 ASM Lithography Holding N.V.*
    (Developer, manufacturer and
    marketer of photolithography
    projections systems) ..................       5,704     244,815
                                                        -----------
 Spain 1.1%
 Repsol S.A. (Manufacturer of crude oil
    and natural gas) ......................      15,491     307,920
                                                        -----------
 Switzerland 2.5%
 Nestle S.A. (Registered)
    (Food manufacturer) ...................         238     475,796



    The accompanying notes are an integral part of the financial statements.

                         153 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

                                                 Shares     Value ($)
---------------------------------------------------------------------

 Roche Holding AG (Developer and
    manufacturer of pharmaceutical and
    chemical products) ....................           25      243,081
                                                          -----------
                                                              718,877
                                                          -----------
 United Kingdom 11.7%
 British Telecom plc (Provider of
    telecommunication services) ...........       23,155      300,037
 Carlton Communications plc
    (Television post production products
    and services) .........................       33,474      431,716
 EMAP plc (Publisher of magazines) ........       16,441      265,175
 EMI Group plc (Music recording and
    retailing company) ....................       28,378      258,348
 National Power plc (Electricity
    generation company) ...................       56,050      358,038
 Prudential Corp. plc (Provider of a
    broad range of financial services) ....       15,947      234,221
 Rio Tinto plc (Mining company) ...........       32,680      535,522
 Scottish Power plc (Electric utility) ....       52,527      446,316
 Shell Transport & Trading plc
    (Petroleum company) ...................       55,629      465,499
                                                          -----------
                                                            3,294,872
                                                          -----------
 United States 36.5%
 AT&T Corp. (Provider of
    telecommunications services) ..........        9,395      297,117
 AT&T Corp.-- Liberty Media Group
    "A"* (Holding company of
    entertainment networks) ...............       12,200      295,850
 Anadarko Petroleum Corp. (Explorer
    and producer of crude oil and
    natural gas) ..........................       14,200      700,238
 Apple Computer, Inc.* (Manufacturer
    of personal computers) ................       10,500      549,933
 Azurix Corp.* (Provider of wastewater
    related services) .....................       17,200      120,400
 Burlington Resources, Inc. (Explorer
    and producer of crude oil and
    natural gas) ..........................       10,300      393,975
 Electronic Arts, Inc.* (Developer and
    marketer of entertainment
    software) .............................        5,400      393,863
 Electronic Data Systems Corp. ............
    (Provider of information technology
    systems) ..............................        5,300      218,625
 Enron Corp. (Producer of natural
    gas and electricity) ..................        3,800      245,100
 Exxon Mobil Corp. (International oil
    company) ..............................        3,100      243,350
 FPL Group, Inc. (Electric energy
    generation, transmission and
    distribution) .........................        7,700      381,150
 Homestake Mining Co.* (International
    gold producer) ........................       21,600      148,500


                                                  Shares    Value ($)
---------------------------------------------------------------------

 International Business Machines
    Corp. (Manufacturer of computers
    and servicer of information
    processing units) .....................        3,800      416,338
 Intuit, Inc.* (Leading provider of
    financial software for households
    and small businesses) .................       10,600      438,575
 Lockheed Martin Corp. (Manufacturer
    of aircraft, missiles and space
    equipment) ............................        9,500      235,719
 Motorola Inc. (Manufacturer of
    telecommunication products and
    semiconductors) .......................       13,000      377,813
 Nabors Industries, Inc.* (Land drilling
    contractor) ...........................        3,900      162,094
 Newmont Mining Corp. (International
    gold exploration and mining
    company) ..............................       12,000      259,500
 Nextel Communications Inc.*
    (Provider of telecommunication
    services) .............................        5,300      324,294
 Nextel Communications, Inc. "A"*
    (Provider of telecommunication
    services) .............................        3,600      220,275
 Northrop Grumman Corp. ...................
    (Manufacturer of aircraft, aircraft
    assemblies and electronic systems for
    military and commercial use) ..........        3,600      238,500
 Peco Energy Co. (Provider of electric
    and gas utility) ......................        8,000      322,500
 ProLogis Trust (REIT) (Global owner of
    corporate distribution facilities) ....       15,700      334,606
 Progressive Corp. (Provider of property
    and casualty insurance) ...............        6,800      503,200
 SBC Communications, Inc. (Provider of
    telecommunication services) ...........        9,400      406,550
 Sabre Group Holdings, Inc. "A"
    (Provider of online travel reservation
    capabilities) .........................       15,700      447,450
 Sun Microsystems, Inc.* (Manufacturer
    of high-performance workstations,
    servers and software) .................        3,300      300,094
 USEC, Inc. (Provider of enriched
    uranium products and services) ........        6,400       29,600
 USX-US Steel Group, Inc. (Integrated
    steel producer) .......................        8,800      163,350
 Unicom Corp. (Electric utility) ..........        9,000      348,188
 UNUMProvident Corp. (Provider of
    group disability and special risk
    insurance) ............................       12,100      242,756
 Viacom, Inc. "B"* (Diverse
    entertainment and communications
    company) ..............................        8,000      545,500
                                                          -----------
                                                           10,305,003
                                                          -----------
---------------------------------------------------------------------
Total Common Stocks (Cost $22,944,740)                     24,611,254
---------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $26,540,427) (a)                                  28,206,941
---------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                         154 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

--------------------------------------------------------------------------------

 At June 30, 2000, the Kemper Global Blue Chip Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                         Value        Percent
--------------------------------------------------------------------------------
Technology ................................   $ 3,707,767      13.1%
Consumer Discretionary ....................       520,708       1.8
Communications ............................     1,830,512       6.5
Financial .................................     3,894,211      13.8
Energy ....................................     3,337,094      11.8
Metals and Minerals .......................     1,881,328       6.7
Media .....................................     1,538,241       5.5
Manufacturing .............................     1,004,736       3.6
Consumer Staples ..........................       828,128       2.9
Utilities .................................     2,309,461       8.2
Transportation ............................       663,659       2.4
Health ....................................       936,552       3.3
Service Industries ........................     1,145,733       4.1
Durables ..................................       792,961       2.8
Construction ..............................       220,163       0.8
--------------------------------------------------------------------------------
Total Common Stocks                            24,611,254      87.3
--------------------------------------------------------------------------------
Money Market Instruments ..................     3,595,687      12.7
--------------------------------------------------------------------------------
Total Investment Portfolio                    $28,206,941     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper Global Blue Chip Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $26,540,427. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $1,666,514. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,760,024 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,093,510.



    The accompanying notes are an integral part of the financial statements.

                         155 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $26,540,427) .......................   $ 28,206,941
Cash .........................................................................         74,070
Foreign currency, at value (cost $11,818) ....................................         11,796
Receivable for investments sold ..............................................        396,369
Dividends receivable .........................................................         24,963
Receivable for Portfolio shares sold .........................................         87,168
Foreign taxes recoverable ....................................................         10,572
Unrealized appreciation on forward currency exchange contracts ...............             60
Due from Adviser .............................................................         88,313
                                                                             ----------------
Total assets .................................................................     28,900,252

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      1,646,715
Payable for Portfolio shares redeemed ........................................             27
Unrealized depreciation on forward currency exchange contracts ...............            402
Other accrued expenses and payables ..........................................        101,162
                                                                             ----------------
Total liabilities ............................................................      1,748,306
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 27,151,946
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $     62,531
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................      1,666,514
   Foreign currency related transactions .....................................           (225)
Accumulated net realized gain (loss) .........................................        999,533
Paid-in capital ..............................................................     24,423,593
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 27,151,946
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($27,151,946 / 22,418,518 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      1.211
                                                                                -------------



    The accompanying notes are an integral part of the financial statements.

                         156 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $8,316) ............   $   157,568
Interest .......................................................        47,414
                                                              ----------------
Total Income ...................................................       204,982
                                                              ----------------
Expenses:
Management fee .................................................        90,696
Custodian and accounting fees ..................................        96,412
Auditing .......................................................         2,317
Legal ..........................................................         3,609
Trustees' fees and expenses ....................................        13,209
Reports to shareholders ........................................         3,835
Registration fees ..............................................         2,808
Amortization of organization expenses ..........................           512
Other ..........................................................         4,699
                                                              ----------------
Total expenses, before expense reductions ......................       218,097
Expense reductions .............................................       (51,719)
                                                              ----------------
Total expenses, after expense reductions .......................       166,378
------------------------------------------------------------------------------
Net investment income (loss)                                            38,604
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     1,204,146
Foreign currency related transactions ..........................       (51,655)
                                                              ----------------
                                                                     1,152,491
                                                              ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (1,210,468)
Foreign currency related transactions ..........................          (183)
                                                              ----------------
                                                                    (1,210,651)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             (58,160)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $   (19,556)
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                         157 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                             Six Months
                                                                                                Ended         Year Ended
                                                                                            June 30, 2000    December 31,
Increase (Decrease) in Net Assets                                                            (Unaudited)         1999
-------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ............................................................   $     38,604    $     36,270
Net realized gain (loss) on investment transactions .....................................      1,152,491         153,170
Net unrealized appreciation (depreciation) on investment transactions during the period .     (1,210,651)      2,729,940
                                                                                         --------------- ---------------
Net increase (decrease) in net assets resulting from operations .........................        (19,556)      2,919,380
Distributions to shareholders from:
Net realized gains ......................................................................       (258,443)        (17,292)
                                                                                         --------------- ---------------
Portfolio share transactions:
Proceeds from shares sold ...............................................................     10,815,029      12,326,198
Reinvestment of distributions ...........................................................        258,443          17,292
Cost of shares redeemed .................................................................     (1,052,551)     (1,420,390)
                                                                                         --------------- ---------------
Net increase (decrease) in net assets from Portfolio share transactions .................     10,020,921      10,923,100
                                                                                         --------------- ---------------
Increase (decrease) in net assets .......................................................      9,742,922      13,825,188
Net assets at beginning of period .......................................................     17,409,024       3,583,836
Net assets at end of period (including undistributed net investment income of $62,531    --------------- ---------------
   and $23,927, respectively) ...........................................................   $ 27,151,946    $ 17,409,024
                                                                                         --------------- ---------------

Other Information
------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ...............................................     14,068,294       3,660,806
                                                                                         --------------- ---------------
Shares sold .............................................................................      9,009,065      11,724,188
Shares issued to shareholders in reinvestment of distributions ..........................        209,895          16,883
Shares redeemed .........................................................................       (868,736)     (1,333,583)
                                                                                         --------------- ---------------
Net increase (decrease) in Portfolio shares .............................................      8,350,224      10,407,488
                                                                                         --------------- ---------------
Shares outstanding at end of period .....................................................     22,418,518      14,068,294
                                                                                         --------------- ---------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------
Year Ended December 31,                                                2000(a)   1999    1998(b)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $1.237     .979    1.000
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                            .002(c)   .004(c)  .003
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions     (.013)     .257    (.024)
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Total from investment operations                                       (.011)     .261    (.021)
-------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------
Net investment income                                                     --     (.003)      --
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                    (.015)       --       --
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Total distributions                                                    (.015)    (.003)      --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $1.211     1.237     .979
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Total Return (%)                                                        (.93)**  26.70    (2.10)**
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               27,152    17,409    3,584
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         2.19*     3.47    12.32*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.56*     1.56     1.56*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 36*      .39      .91*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               63*       65       67*
-------------------------------------------------------------------------------------------------

(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         158 | Kemper Variable Series --
                               Kemper Global Blue Chip Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Kemper New Europe Portfolio

On a relative basis, Kemper New Europe Portfolio's performance was strong despite a challenging investment environment marked by extreme volatility and euro weakness; it proved more resilient than our benchmark, the MSCI Europe Index. Many of the fund's top holdings struggled in the wake of the global correction in the technology, media and telecommunications sectors. Licensing concerns in the United Kingdom also put downward pressure on telecom operators, and media stocks retreated after strong gains earlier in the year. As a defensive measure, we have trimmed our exposure to these sectors, though we remain optimistic. Sector fundamentals are excellent and many companies are aggressively exploiting opportunities created by booming advertising demand, media convergence potential and consolidation.

Additionally, we have increased exposure to positions in banks and financial companies with strong fundamentals that we believe can withstand the pressure of rising interest rates. We also increased our weighting in utility stocks.

The European macroenvironment is positive, with growth for the euro-zone expected to expand at a rate of 3.5 percent in 2000, the fastest pace in a decade. Germany's economy, which accounts for roughly a third of the region's economy, appears quite healthy. Stronger growth is generating jobs, and countries like Germany and Italy are reporting the lowest level of unemployment in years. Consumer confidence is high and business investment has accelerated. There is some evidence that inflation is rising in the euro-zone on the back of higher oil prices, and with a weak euro pushing the cost of imports, businesses are passing the higher costs to customers. We believe that this uptick in inflation should be offset to a certain extent by ongoing deregulation of telecom, gas and utilities, in addition to tech-driven improvements in productivity. We do not expect that recent European Central bank tightenings will be a major deterrent to growth.

On a sectoral basis, we are particularly positive on oil for the following reasons: a buoyant global demand/supply picture, restructuring and cost-cutting potential, improved margins on the refining side, strong cash flow, and the announcement of share buybacks. We also see select opportunities in the banking sector.

We believe that European markets will remain lackluster over the summer months. Despite downward pressure on share prices in the recent market volatility, valuations in certain sectors are still stretched in a rising interest-rate environment. Nonetheless, Europe is an exciting investment arena over the medium term. Globalization and the single market continue to drive corporate restructuring and consolidations. Governments are moving toward badly needed tax and pension reform. Fostered by deregulation and a developing entrepreneurial culture, new companies are coming to market. Against this backdrop, our portfolio is diversified to help balance the risks and capture the rewards of the current investment landscape.

Carol L. Franklin
Lead Portfolio Manager

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the Portfolio.

Effective 5/1/2000 the Portfolio had name and investment objective changes:
Kemper International Growth And Income Portfolio name was changed to Kemper New Europe Portfolio.



    The accompanying notes are an integral part of the financial statements.

                         159 | Kemper Variable Series --
                               Kemper New Europe Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper New Europe Portfolio

                                            Principal
                                            Amount ($)  Value ($)
-----------------------------------------------------------------

-----------------------------------------------------------------
Short-Term Obligations 6.8%
-----------------------------------------------------------------

 Federal Home Loan Discount Notes,                    -----------
    6.57%, 7/3/2000** (Cost $670,755) .....   671,000     670,755
                                                      -----------

-----------------------------------------------------------------
Convertible Bonds 1.0%
-----------------------------------------------------------------

 Merrill Lynch & Co., 2%, 4/14/2004                   -----------
    (Cost $111,783) .......................   114,000     100,035
                                                      -----------


                                              Shares
-----------------------------------------------------------------

-----------------------------------------------------------------
Common Stocks 92.2%
-----------------------------------------------------------------

 Belgium 1.5%
 Dexia (Provider of municipal lending
    services) .............................       932           9
 Dexia (Offeror of municipal lending
    services) .............................       987     150,553
                                                      -----------
                                                          150,562
                                                      -----------
 Finland 4.8%
 Kone Oyj, "B" (Manufacturer of
    elevators) ............................       980      58,860
 Nokia Oyj (International
    telecommunications company) ...........     6,300     321,026
 Sonera Oyj (Provider of
    telecommunication services) ...........     2,100      95,597
                                                      -----------
                                                          475,483
                                                      -----------
 France 18.8%
 Accor S.A. (Operator of hotels,
    travel agencies and restaurants) ......     1,261      51,609
 Alcatel (Manufacturer of
    telecommunications equipment) .........     3,360     220,064
 Altran Technologies S.A ..................
    (Provider of engineering and
    consulting services) ..................       256      50,056
 Aventis S.A. (Manufacturer of life
    science products) .....................     2,570     187,311
 Banque Nationale de Paris (Bank) .........     1,262     121,275
 Bouygues S.A. (Conglomerate:
    public works, real estate and
    industrial development, engineering
    services, television and motion
    pictures) .............................       123      82,083
 Cap Gemini S.A. (Provider of computer
    consulting services) ..................       260      45,732
 Galeries Lafayette (Department
    store chain) ..........................       547     110,815
 Lafarge Warrant (expires 3/20/2001)
    (Producer of building materials)* .....       333       1,111
 Lagardere S.C.A. (Holding company
    with interests in publishing,defense,
    audiovisual production and services,
    telecommunications and media) .........     1,677     127,901
 Legrand S.A. (Manufacturer of
    low-voltage electrical devices) .......       215      48,168


                                               Shares   Value ($)
-----------------------------------------------------------------

 Publicis S.A. (International advertising
    company) ..............................        69      27,036
 STMicroelectronics N.V. (Manufacturer
    of semiconductor integrated
     circuits) ............................     2,945     185,303
 Schneider Electric S.A. (Manufacturer of
    electronic components and
    automated manufacturing systems) ......     2,185     152,064
 Suez Lyonnaise des Eaux S.A ..............
    (Water and electric utility) ..........       960     167,942
 Total Fina ELF S.A. "B" (Explorer,
    developer, producer, transporter and
    marketer of oil and natural gas) ......     1,830     280,188
                                                      -----------
                                                        1,858,658
                                                      -----------
 Germany 15.9%
 Allianz AG (Multi-line insurance
    company) ..............................       367     132,779
 BASF AG (International chemical
    producer) .............................     1,205      48,709
 Bayer AG (Chemical producer) .............     1,493      58,073
 Commerzbank AG (Provider of
    banking services) .....................     2,076      73,427
 Deutsche Bank AG (Registered)
    (Provider of financial services) ......     1,308     107,365
 Deutsche Telekom AG
    (Telecommunication services) ..........     1,040      58,993
 Dresdner Bank AG (Provider of
    banking services) .....................     1,973      81,634
 Epcos AG (Producer of electronic
    components and integrated
    circuits)* ............................     1,040     104,602
 HypoVereinsbank (Bank) ...................     1,632     105,955
 Marschollek, Lautenschlaeger und
    Partner AG (Independent life
    insurance company) ....................       415     207,315
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Insurance company) ...................       331     104,450
 SAP AG (Computer software
    manufacturer) .........................       654      96,953
 Schering AG (Pharmaceutical and
    chemical producer) ....................     2,870     158,695
 Siemens AG (Electrical engineering
    and electronics company) ..............     1,565     234,989
                                                      -----------
                                                        1,573,939
                                                      -----------
 Italy 4.1%
 Assicurazioni Generali (Multi-line
    insurance and financial services
    company) ..............................     3,500     119,788
 Banco Intesa SpA (Bank) ..................    32,425     144,979
 ENI SpA (Explorer and distributor of
    petroleum products) ...................     8,600      49,603
 Saipem SpA (International contractor in
    oil and gas exploration and drilling,
    construction of refineries and
    pipelines) ............................    12,500      73,885
 San Paolo SpA (Personal, investment
    and commercial banking) ...............       800      14,178
                                                      -----------
                                                          402,433
                                                      -----------


    The accompanying notes are an integral part of the financial statements.

                         160 | Kemper Variable Series --
                               Kemper New Europe Portfolio

                                                  Shares   Value ($)
-------------------------------------------------------------------

 Netherlands 10.8%
 ABN AMRO Holding N.V. (Diversified
    financial services) ...................       2,980      72,900
 Akzo Nobel N.V. (Producer and
    marketer of healthcare products,
    coatings, chemicals and fibers) .......       3,540     150,181
 ING Groep NV (Provider of insurance
    and financial services) ...............         730      49,274
 Koninklijke Philips Electronics N.V ......
    (Diversifed manufacturer) .............       4,560     214,755
 Koninklinjke Kpn NV (Provider of
    telecommunications services) ..........       4,100     183,124
 Qiagen NV (Biopharmaceutical
    company)* .............................         300      52,200
 Royal Dutch Petroleum Co. ................
    (Petroleum company) ...................       4,240     263,147
 VNU NV (International publishing
    company) ..............................       1,600      82,522
                                                        -----------
                                                          1,068,103
                                                        -----------
 Spain 6.7%
 Banco Popular Espanol SA (Retail
    banking networks throughout
    Europe) ...............................       4,100     126,643
 Cortefiel SA (Owner and operator of
    various retail clothing stores) .......       3,470      75,161
 Grupo Prisa, S.A. (Media company) ........         908      21,035
 Repsol SA (Manufacturer of crude
    oil and natural gas) ..................       3,000      59,632
 Telefonica S.A.* (Provider of
    telecommunication services)* ..........       9,450     202,706
 Union Electrica Fenosa S.A. (Producer
    and distributor of electrical energy) .      10,131     183,026
                                                        -----------
                                                            668,203
                                                        -----------
 Sweden 2.1%
 Ericsson LM-B Shs (Producer of
    advanced systems and products
    for wired and mobile
    communications.) ......................      10,355     205,574
                                                        -----------
 Switzerland 5.1%
 ABB, Ltd. (Manufacturer of equipment
    for power generation and
    distribution) .........................         717      85,718
 Credit Suisse Group (Registered)
    (Provider of universal banking and
    financial services) ...................         457      90,801
 Nestle SA (Registered) (Food
    manufacturer) .........................          94     187,919
 Novartis AG (Registered)
    (Pharmaceutical company) ..............          42      66,451
 Roche Holding AG (Developer and
    manufacturer of pharmaceutical and
    chemical products) ....................           8      77,786
                                                        -----------
                                                            508,675
                                                        -----------


                                                Shares     Value ($)
-------------------------------------------------------------------

 United Kingdom 22.4%
 Aegis Group plc (Independent media
    services group)* ......................      25,625      75,429
 BOC Group plc (Divisified
    chemical company) .....................       4,510      65,009
 BP Amoco plc (Integrated world oil
    company) ..............................      17,500     168,345
 Barclays plc (Commercial and
    investment banking, insurance and
    other financial services) .............       4,200     104,703
 Billiton plc (Resource group that
    explores, produces and markets
    aluminum and other metal products) ....      15,050      61,427
 British Aerospace plc (Producer of
    military aircraft) ....................      16,938     105,884
 British Telecom plc (Provider of
    telecommunication services) ...........       3,415      44,251
 Cable and Wireless plc (International
    telecommunication services in the
    United Kingdom and Hong Kong) .........       2,730      46,352
 Compass Group plc (International
    catering group) .......................       4,460      58,908
 Diageo plc (Producer and distributor of
    food products, beer and liquor; owner
    of fast food restaurants) .............      13,590     122,277
 EMI Group plc (Music recording and
    retailing company) ....................      14,200     129,274
 Glaxo Wellcome plc (Pharmaceutical
    company) ..............................       3,100      90,639
 HSBC Holdings plc (International
    banking and financial services
    company) ..............................       8,400      96,170
 J Sainsbury plc (Retail distributor of
    food through supermarkets) ............      22,840     103,965
 Lasmo plc (Oil production and
    exploration) ..........................      81,932     174,663
 National Power plc (Electricity
    generation company) ...................      18,000     114,981
 Prudential Corp. plc (Provider of a
    broad range of financial services) ....       7,120     104,575
 Rio Tinto plc (Mining company) ...........       3,720      60,959
 Royal & Sun Alliance Insurance Group
    plc (Insurance company) ...............      15,815     102,943
 Serco Group plc (Facilities management
    company) ..............................       9,390      73,374
 SmithKline Beecham plc (Manufacturer
    of ethical drugs and healthcare
    products) .............................       7,600      99,747
 Vodafone AirTouch plc (Provider of
    mobile telecommunication services) ....      23,680      95,932
 Zeneca Group plc (Manufacturer of
    pharmaceutical and agrochemical
    products and specialty chemicals) .....       2,425     113,511
                                                        -----------
                                                          2,213,318
                                                        -----------
-------------------------------------------------------------------
Total Common Stocks (Cost $8,907,198)                     9,124,948
-------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $9,689,736) (a)                                  9,895,738
-------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                         161 | Kemper Variable Series --
                               Kemper New Europe Portfolio

--------------------------------------------------------------------------------

At June 30, 2000, the Kemper New Europe Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                        Value        Percent
--------------------------------------------------------------------------------
Financial ...................................  $2,211,751      22.4%
Manufacturing ..............................    1,468,552      14.8
Communications .............................    1,429,527      14.5
Technology .................................      538,922       5.4
Consumer Discretionary .....................    1,167,041      11.9
Metals and Minerals ........................      122,386       1.2
Energy .....................................    1,069,463      10.8
Utilities ..................................      465,949       4.7
Construction ...............................       83,194       0.8
Durables ...................................      220,064       2.2
Health .....................................      448,134       4.5
--------------------------------------------------------------------------------
Total                                           9,224,983      93.2
--------------------------------------------------------------------------------
Money Market Instruments ...................      670,755       6.8
--------------------------------------------------------------------------------
Total Investment Portfolio                     $9,895,738     100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Kemper New Europe Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $9,689,736. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $206,002. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $484,089 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $278,087.



    The accompanying notes are an integral part of the financial statements.

                         162 | Kemper Variable Series --
                               Kemper New Europe Portfolio

Financial Statements
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $9,689,736) ........................   $  9,895,738
Cash .........................................................................          8,738
Foreign currency, at value (cost $2,840) .....................................          2,840
Receivable for investments sold ..............................................        253,325
Dividends receivable .........................................................         14,550
Interest receivable ..........................................................            488
Receivable for Portfolio shares sold .........................................         77,449
Foreign taxes recoverable ....................................................         14,542
Unrealized appreciation on forward currency exchange contracts ...............             78
Due from Adviser .............................................................        166,119
Other assets .................................................................             29
                                                                             ----------------
Total assets .................................................................     10,433,896

Liabilities
---------------------------------------------------------------------------------------------
Payable for investments purchased ............................................        170,655
Payable for Fund shares redeemed .............................................         31,440
Unrealized depreciation on forward currency exchange contracts ...............          1,666
Organization fees ............................................................         11,000
Other accrued expenses and payables ..........................................         14,945
                                                                             ----------------
Total liabilities ............................................................        229,706
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 10,204,190
---------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $    294,275
Net unrealized appreciation (depreciation) on:
Investments ..................................................................        206,002
Foreign currency related transactions ........................................           (434)
Accumulated net realized gain (loss) .........................................         94,311
Paid-in capital ..............................................................      9,610,036
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 10,204,190
---------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($10,204,190 / 10,097,737 outstanding shares of beneficial interest, $.01 par value, unlimited number  -------------
   of shares authorized) .....................................................   $      1.010
                                                                                -------------



    The accompanying notes are an integral part of the financial statements.

                         163 | Kemper Variable Series --
                               Kemper New Europe Portfolio

----------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
----------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $6,641) ............   $ 321,758
Interest .......................................................      23,277
                                                            ----------------
Total Income ...................................................     345,035
                                                            ----------------
Expenses:
Management fee .................................................      40,544
Custodian and accounting fees ..................................      29,809
Auditing .......................................................       1,076
Legal ..........................................................       2,746
Trustees' fees and expenses ....................................       5,038
Reports to shareholders ........................................       5,642
Registration fees ..............................................       1,192
Other ..........................................................         322
                                                            ----------------
Total expenses, before expense reductions ......................      86,369
Expense reductions .............................................     (40,852)
                                                            ----------------
Total expenses, after expense reductions .......................      45,517
----------------------------------------------------------------------------
Net investment income (loss)                                         299,518
----------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     125,789
Foreign currency related transactions ..........................      (1,339)
                                                            ----------------
                                                                     124,450
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (481,230)
Foreign currency related transactions ..........................        (181)
                                                            ----------------
                                                                    (481,411)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (356,961)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (57,443)
----------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         164 | Kemper Variable Series --
                               Kemper New Europe Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months
                                                                                                 Ended          Year Ended
                                                                                             June 30, 2000     December 31,
Increase (Decrease) in Net Assets                                                             (Unaudited)          1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................................   $    299,518    $     68,621
Net realized gain (loss) on investment transactions ......................................        124,450          93,869
Net unrealized appreciation (depreciation) on investment transactions during the period ..       (481,411)        633,738
                                                                                            --------------   -------------
Net increase (decrease) in net assets resulting from operations ..........................        (57,443)        796,228
Distributions to shareholders from:
Net investment income ....................................................................        (23,644)        (51,177)
                                                                                            --------------   -------------
Net realized gains .......................................................................        (23,647)           --
                                                                                            --------------   -------------
Portfolio shares transactions:
Proceeds from shares sold ................................................................      6,153,246       9,523,749
Reinvestment of distributions ............................................................         47,291          51,177
Cost of shares redeemed ..................................................................     (2,568,150)     (6,646,496)
                                                                                            --------------   -------------
Net increase (decrease) in net assets from Portfolio share transactions ..................      3,632,387       2,928,430
                                                                                            --------------   -------------
Increase (decrease) in net assets ........................................................      3,527,653       3,673,481
Net assets at beginning of period ........................................................      6,676,537       3,003,056
Net assets at end of period (including undistributed net investment income of $294,275 and  --------------   -------------
   $18,401, respectively) ................................................................   $ 10,204,190    $  6,676,537
                                                                                            --------------   -------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ................................................      6,453,838       3,294,058
                                                                                            --------------   -------------
Shares sold ..............................................................................      6,154,489      10,350,608
Shares issued to shareholders in reinvestment of distributions ...........................         45,722          56,319
Shares redeemed ..........................................................................     (2,556,312)     (7,247,147)
                                                                                            --------------   -------------
Net increase (decrease) in Portfolio shares ..............................................      3,643,899       3,159,780
                                                                                            --------------   -------------
Shares outstanding at end of period ......................................................     10,097,737       6,453,838
                                                                                            --------------   -------------



Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------------------
Year Ended December 31,                                                2000(a)   1999    1998(b)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $1.035     .912    1.000
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .036(c)  .013(c)   .003
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions    (.055)    .115     (.091)
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Total from investment operations                                      (.019)    .128     (.088)
-------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------
Net investment income                                                 (.003)   (.005)       --
-------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                         (.003)      --        --
-------------------------------------------------------------------------------------------------
Total distributions                                                   (.006)   (.005)       --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $1.010    1.035      .912
                                                                      ---------------------------
-------------------------------------------------------------------------------------------------
Total Return (%)                                                      (1.76)** 14.09     (8.80)**
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                              10,204    6,677     3,003
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        2.13*    4.30     19.55*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.12*    1.10      1.13*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              6.39*    1.44      1.13*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             119*     146       100*
-------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

(c)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         165 | Kemper Variable Series --
                               Kemper New Europe Portfolio

Management Summary
--------------------------------------------------------------------------------
                                                                 June 30, 2000

Kemper International Portfolio

The broad correction in global equity markets that began toward the end of the first quarter continued into the second. The environment for international equities proved challenging, as persistent bouts of heightened volatility whipped markets. High growth "new-economy" sectors such as technology, media and telecommunications (TMT) particularly suffered a sharp sell off. Concerns about interest-rate hikes in the United States, Europe and even Japan combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. This generally benefited the performance of a number of traditionally defensive sectors such as pharmaceuticals, food producers and utilities.

In this environment, Kemper International Portfolio underperformed its benchmark, the MSCI EAFE index, which is consistent with the sharp switch in investor sentiment away from the higher growth, higher valuation TMT sectors in favor of more traditional, value-oriented sectors. The unexpectedly high price paid in the United Kingdom for next-generation telecom spectrum had a negative impact on most European telecom operators, including a number of our holdings. We were also hurt by declines in electronic-components suppliers. These declines were partially offset by strong performance among our telecom equipment suppliers and Japanese electricals. Our positions in pharmaceuticals, commodities and financials also helped.

We continued the process of reducing our exposure to those areas where valuations had become less fundamentally grounded, particularly in TMT. Our actions do not reflect a view that the tech innovation is about to end, though. We continue to commit funds to this area, but are placing greater emphasis on blue chip companies where we feel growth prospects are still undervalued. Our increased stake in telecom infrastructure providers is an example of this strategy.

We've also reduced our exposure to the more economically sensitive areas of our portfolio, as it became clearer that the central banks in the United States, and to a lesser extent Europe, are committed to slowing economic growth. This changed the risk/reward profile of some of our more cyclical holdings.

The funds were largely redeployed to European financials. Financials, banks in particular, had declined significantly over the past couple years. As further consolidation hopes had died down, the Internet threatened the demise of traditional banking models and interest rates were on the rise. We suspect that this news is now fully discounted. In addition, there has been growing evidence that the restructuring is once again picking up pace, and quality management has been able to define promising strategies to use the Internet to their advantage.

Irene Cheng
Lead Portfolio Manager

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the Portfolio.



                         166 | Kemper Variable Series --
                               Kemper International Portfolio

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Kemper International Portfolio

                                             Principal
                                             Amount ($)   Value ($)
--------------------------------------------------------------------

--------------------------------------------------------------------
Short-Term Obligations 1.6%
--------------------------------------------------------------------

 Federal Home Loan Discount Notes,
    6.57%, 7/3/2000**                                    -----------
    (Cost $3,498,723) .....................   3,500,000    3,498,723
                                                         -----------

--------------------------------------------------------------------
Fixed Time Deposits 0.1%
--------------------------------------------------------------------

 Chase Euro Time Deposit, 6.375%,                        -----------
    7/3/2000 (Cost $161,000) ..............     161,000      161,000
                                                         -----------
--------------------------------------------------------------------
Bonds 0.0%
--------------------------------------------------------------------

 United Kingdom
 British Aerospace plc, 7.45%,
    11/30/2003 (Producer of military                     -----------
    aircraft) (Cost $27,000) ..............      26,329       38,751
                                                         -----------


                                                Shares
--------------------------------------------------------------------

--------------------------------------------------------------------
Common Stocks 98.3%
--------------------------------------------------------------------

 Australia 1.6%
 Broken Hill Proprietary Co., Ltd. ........
    (Petroleum, mineral and steel
    exploration and production) ...........     142,500    1,681,449
 WMC Ltd. (Mineral exploration and
    production) ...........................     263,500    1,176,460
 Woodside Petroleum, Ltd. (Producer of
    oil and gas) ..........................      82,100      637,658
                                                         -----------
                                                           3,495,567
                                                         -----------
 Canada 1.7%
 Canadian National Railway Co. ............
    (Railroad operator) ...................      63,400    1,845,438
 Nortel Networks Corp. (Provider of
    telephony, data and wireless
    products) .............................      25,900    1,796,400
                                                         -----------
                                                           3,641,838
                                                         -----------
 Finland 1.5%
 Nokia Oyj (International
    telecommunications company) ...........      64,700    3,296,888
                                                         -----------
 France 19.2%
 AXA S.A. (Insurance group providing
    insurance, finance and real estate
    services) .............................      12,466    1,960,936
 Alcatel (Manufacturer of
    telecommunications equipment) .........      53,310    3,491,545
 Aventis S.A. (Manufacturer of life
    science products) .....................      58,469    4,261,430
 Banque Nationale de Paris (Bank) .........      26,511    2,547,645
 Bouygues S.A. (Conglomerate: public
    works, real estate and industrial
    development, engineering services,
    television and motion pictures) .......       2,411    1,608,968


                                                 Shares    Value ($)
--------------------------------------------------------------------

 Christian Dior S.A. (Fashion house) ......       8,948    2,026,011
 Credit Lyonnais S.A. (Provider of
    diversified banking services) .........      41,510    1,970,763
 Dassault Systemes S.A. (Computer
    aided design, manufacturing and
    engineering software) .................       8,771      816,951
 Etablissements Economiques du Casino
    Guichard-Perrachon S.A. (Operator
    of supermarkets and convenience
    stores) ...............................      20,900    1,282,174
 Eurotunnel S.A.* (Designer, financer and
    constructor of a tunnel that runs
    under the English Channel and
    connects England to France) ...........   1,665,168    1,508,113
 Lagardere S.C.A. (Holding company
    with interests in publishing, defense,
    audiovisual production and services,
    telecommunications and media) .........      12,133      925,359
 Pinault-Printemps-Redoute S.A ............
    (Operator of department stores) .......      10,629    2,357,985
 Rhodia S.A. (Drug manufacturer and
    chemicals specialist) .................      99,182    1,664,170
 STMicroelectronics N.V. (Manufacturer
    of semiconductor integrated
    circuits) .............................      60,387    3,799,615
 Schneider Electric S.A. (Manufacturer of
    electronic components and
    automated manufacturing systems) ......      16,314    1,135,365
 Societe BIC S.A. (Manufacturer of office
    supplies) .............................      33,995    1,662,588
 Suez Lyonnaise des Eaux S.A. (Water
    and electric utility) .................      17,146    2,999,516
 Total Fina ELF S.A. "B" (Explorer,
    developer, producer, transporter and
    marketer of oil and natural gas) ......      34,178    5,232,924
                                                         -----------
                                                          41,252,058
                                                         -----------
 Germany 11.0%
 Allianz AG (Multi-line insurance
    company) ..............................       6,772    2,450,084
 Bayer AG (Chemical producer) .............      48,138    1,872,408
 Celanese AG (Manufacturer and
    distributor of industrial chemicals) ..       5,076       98,236
 Commerzbank AG (Provider of
    banking services) .....................      23,720      838,959
 Deutsche Telekom AG
    (Telecommunication services) ..........      16,580      940,489
 Dresdner Bank AG (Provider of
    banking services) .....................      27,128    1,122,431
 ERGO Versicherungs Gruppe AG
    (Insurance provider) ..................       8,432      954,187
 Epcos AG (Producer of electronic
    components and integrated
    circuits) .............................      21,694    2,181,948
 HypoVereinsbank (Bank) ...................      34,075    2,212,255
 Muenchener Rueckversicherungs-
    Gesellschaft AG (Registered)
    (Insurance company) ...................       7,360    2,322,512
 SAP AG (Manufacturer of computer
    software) .............................       5,688    1,051,995


    The accompanying notes are an integral part of the financial statements.

                         167 | Kemper Variable Series --
                               Kemper International Portfolio

                                               Shares    Value ($)
------------------------------------------------------------------

 Siemens AG (Electrical engineering
    and electronics company) ..............    21,166    3,178,130
 VEBA AG (Electric utility, distributor of
    oil and chemicals) ....................    92,341    4,524,910
                                                       -----------
                                                        23,748,544
                                                       -----------
 Hong Kong 1.4%
 China Telecom Ltd.* (Provider of cellular
    telecommunication services) ...........   150,000    1,322,862
 Hutchison Whampoa, Ltd. ..................
    (Diversified investment holding
    company) ..............................    79,200      995,639
 Legend Holdings Ltd. (Manufacturer of
    computers and related products) .......   440,000      426,138
 Li & Fung Ltd. (Exporter of consumer
    products) .............................    56,000      280,158
                                                       -----------
                                                         3,024,797
                                                       -----------
 Italy 6.1%
 Alleanza Assicurazioni SpA
    (Life insurance company) ..............    61,100      812,583
 Assicurazioni Generali (Multi-line
    insurance and financial services
    company) ..............................    69,300    2,371,810
 Banco Intesa SpA (Bank) ..................   448,464    2,005,177
 Holding di Partecipazioni Industraili
    SpA (Holding company) .................   410,300      547,623
 Mediobanca SpA (Provider of loans
    and credit to manufacturing and
    service firms) ........................   229,800    2,366,061
 Riunione Adriatica di Sicurta SpA
    (Insurance company) ...................    81,750      896,268
 San Paolo-- IMI SpA. (Personal,
    investment and commercial
    banking) ..............................   102,900    1,823,673
 Seat Pagine Gialle SpA (Publisher of
    telecommunications directories) .......   651,200    2,247,373
                                                       -----------
                                                        13,070,568
                                                       -----------
 Japan 24.7%
 Advantest Corp. (Producer of measuring
    instruments and semiconductor
    testing devices) ......................     5,200    1,161,449
 Benesse Corp. (Provider of educational
    services) .............................     8,000      555,319
 Chugai Pharmaceutical Co., Ltd. ..........
    (Pharmaceutical company) ..............   107,000    2,026,113
 DDI Corp. (Provider of
    telecommunication services) ...........        93      895,878
 Daiwa Securities Group, Inc. (Provider
    of brokerage and other financial
    services) .............................   106,000    1,401,520
 East Japan Railway Co. (Railroad
    operator) .............................       362    2,105,983
 Fuji Bank, Ltd. (Provider of
    commercial banking services) ..........   238,000    1,811,664
 Fujisawa Pharmaceutical Co. ..............
    (Manufacturer and marketer of
    antibiotics) ..........................    17,000      688,766
 Fujitsu, Ltd. (Manufacturer of
    computers) ............................    89,000    3,084,762
 Kyocera Corp. (Manufacturer of
    ceramic packaging) ....................    13,000    2,208,717


                                               Shares    Value ($)
------------------------------------------------------------------

 Matsushita Electric Industrial Co., Ltd.
    (Manufacturer of consumer
    electronic products) ..................    96,000    2,493,271
 Mitsubishi Estate Co., Ltd. ..............
    (Real estate company) .................   110,000    1,296,501
 Mitsui Fudosan Co., Ltd. .................
    (Real estate company) .................   128,000    1,390,187
 Murata Manufacturing Co., Ltd. ...........
    (Manufacturer of ceramic applied
    electronic computers) .................    15,000    2,156,113
 NEC Corp. (Manufacturer of
    telecommunication and computer
    equipment) ............................    92,000    2,893,328
 NTT Mobile Communications
    Network, Inc. (Provider of various
    telecommunication services and
    equipment) ............................        85    2,303,915
 Nikko Securities Co., Ltd. ...............
    (Securities broker and dealer) ........   134,000    1,328,800
 Nintendo Co., Ltd. (Manufacturer of
    game equipment) .......................    10,900    1,906,483
 Nippon Telegraph & Telephone Corp. .......
    (Provider of telecommunication
    services) .............................       116    1,544,695
 Nissan Motor Co., Ltd. (Manufacturer
    of motor vehicles) ....................   222,000    1,310,384
 Nomura Securities Co., Ltd. (Financial
    advisor, securities broker and
    underwriter) ..........................   105,000    2,573,311
 Ricoh Co., Ltd. (Manufacturer of
    copiers and information
    equipment) ............................    64,000    1,356,944
 Sakura Bank, Ltd. (Provider of banking
    services) .............................   292,000    2,021,401
 Sankyo Co., Ltd. (Leading ethical drug
    producer) .............................    86,000    1,945,224
 Sanyo Electric Co., Ltd. (Manufacturer
    of consumer electronics) ..............   125,000    1,126,222
 Softbank Corp. (Provider of electronic
    commerce, software and peripheral
    hardware equipment) ...................     3,600      489,588
 Sony Corp. (Manufacturer of consumer
    and industrial electronic
    equipment) ............................    22,000    2,056,949
 Sumitomo Electric Industries, Ltd. .......
    (Manufacturer of electric wires and
    cables) ...............................    91,000    1,562,431
 Tokyo Electron Ltd. (Manufacturer of
    semiconductor production
    equipment) ............................     8,000    1,097,039
 Toshiba Corp. (Manufacturer of electric
    machinery) ............................   229,000    2,588,780
 Yamanouchi Pharmaceutical Co., Ltd. ......
    (Manufacturer and marketer of a
    wide variety of pharmaceuticals) ......    31,000    1,695,141
                                                       -----------
                                                        53,076,878
                                                       -----------
 Korea 3.2%
 SK Telecom Co., Ltd. (Provider of
    mobile telecommunications
    services) .............................    10,600    3,469,877


    The accompanying notes are an integral part of the financial statements.

                         168 | Kemper Variable Series --
                               Kemper International Portfolio

                                                   Shares    Value ($)
----------------------------------------------------------------------

 Samsung Electronics Co. ..................
    (Electronics manufacturer) ............        10,180    3,368,911
                                                           -----------
                                                             6,838,788
                                                           -----------
 Netherlands 3.9%
 ABN AMRO Holding N.V .....................
    (Diversified financial services) ......        89,390    2,186,743
 Akzo Nobel N.V. (Producer and
    marketer of health care products,
    coatings, chemicals and fibers) .......        23,280      987,632
 Gucci Group N.V. (New York Shares)
    (Designer and producer of personal
    luxury accessories and apparel) .......        18,400    1,743,400
 Koninklinjke Kpn NV (Provider of
    telecommunications services) ..........        42,100    1,880,373
 Laurus NV (International food retailer) ..        42,810      512,202
 VNU NV (International publishing
    company) ..............................        19,820    1,022,241
                                                           -----------
                                                             8,332,591
                                                           -----------
 New Zealand 0.6%
 ASM Lithography Holding N.V.*
    (Developer, manufacturer and
    marketer of photolithography
    projections systems) ..................        32,880    1,411,203
                                                           -----------
 Singapore 0.4%
 Chartered Semiconductor (ADR)*
    (Provider of wafer fabrication
    services to semiconductor
    suppliers) ............................         9,700      873,000
                                                           -----------
 Spain 0.9%
 Telefonica S.A.* (Provider of
    telecommunication services) ...........        86,538    1,856,272
                                                           -----------
 Sweden 1.4%
 Ericsson LM-"B" (Producer of
    advanced systems and products for
    wired and mobile
    communications) .......................       150,800    2,993,783
                                                           -----------
 Switzerland 3.2%
 Nestle S.A. (Registered)
    (Food manufacturer) ...................         1,317    2,632,871
 Roche Holding AG (Developer and
    manufacturer of pharmaceutical and
    chemical products) ....................           139    1,351,531
 Schweizerische Rueckversicherungs-
    Gesellschaft (Registered) (Life,
    accident and health insurance
    company) ..............................           516    1,050,514
 UBS AG (Registered) (Provider of
    banking and asset management
    services) .............................        11,898    1,741,135
                                                           -----------
                                                             6,776,051
                                                           -----------
 Taiwan 2.3%
 Far Eastern Textile Ltd. (Manufacturer
    of natural and synthetic textile
    products) .............................       518,000      644,023
 GigaMedia Ltd. (Provider of broadband
    Internet access services and
    content) ..............................        17,400      210,975


                                                   Shares     Value ($)
----------------------------------------------------------------------

 Hon Hai Precision Industry Co., Ltd. .....
    (Manufacturer of electronic
    products) .............................        94,000      850,513
 Taiwan Semiconductor Manufacturing
    Co.* (Manufacturer of integrated
    circuits) .............................       298,240    1,417,186
 United Microelectronics Corp., Ltd.*
    (Manufacturer of integrated
    circuits) .............................       648,000    1,803,222
                                                           -----------
                                                             4,925,919
                                                           -----------
 United Kingdom 15.2%
 ARM Holdings plc (Designer of RISC
    microprocessors and related
    technology) ...........................        57,650      619,305
 BOC Group plc (Divisified chemical
    company) ..............................        72,553    1,045,805
 BP Amoco plc (Integrated world oil
    company) ..............................       341,897    3,288,943
 Billiton plc (Resource group that
    explores, produces and markets
    aluminum and other metal
    products) .............................       187,543      765,464
 British Aerospace plc (Producer of
    military aircraft) ....................       276,378    1,727,716
 British Airways plc (Provider of
    passenger and cargo airline
    services) .............................       179,519    1,035,060
 Cable and Wireless plc (International
    telecommunication services in the
    United Kingdom and Hong Kong) .........       104,443    1,773,296
 Glaxo Wellcome plc (Pharmaceutical
    company) ..............................        35,705    1,043,957
 Prudential Corp. plc (Provider of a
    broad range of financial services) ....       125,896    1,849,094
 Reed International plc (Publisher of
    scientific, professional and business
    to business materials) ................       304,134    2,653,411
 Rentokil Initial plc (Environmental
    services company) .....................       234,518      533,752
 Reuters Group plc (International news
    and information agency) ...............       163,787    2,800,755
 Rio Tinto plc (Mining company) ...........       176,107    2,885,839
 Shell Transport & Trading plc
    (Petroleum company) ...................       365,107    3,055,184
 SmithKline Beecham plc (Manufacturer
    of ethical drugs and health care
    products) .............................        80,362    1,054,723
 Standard Chartered plc (International
    banking group) ........................       116,935    1,460,213
 Vodafone AirTouch plc (Provider of
    mobile telecommunication
    services) .............................     1,263,632    5,119,218
                                                           -----------
                                                            32,711,735
                                                           -----------

----------------------------------------------------------------------
Total Common Stocks (Cost $178,856,441)                    211,326,480
----------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $182,543,164) (a)                                 215,024,954
----------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                         169 | Kemper Variable Series --
                               Kemper International Portfolio

--------------------------------------------------------------------------------

At June 30, 2000, the Kemper International Portfolio had the following industry diversification:

--------------------------------------------------------------------------------
Industry                                         Value        Percent
--------------------------------------------------------------------------------
Finance ..................................   $ 47,594,208      22.1%
Manufacturing ............................     24,839,250      11.6
Communications ...........................     29,193,946      13.6
Service Industries .......................     10,023,826       4.7
Technology ...............................     33,012,690      15.4
Consumer Discretionary ...................      6,290,479       2.9
Consumer Staples .........................      9,997,841       4.6
Health Care ..............................      9,805,455       4.6
Energy ...................................     12,214,709       5.7
Metals and Minerals ......................      6,509,212       3.0
Media ....................................      1,414,947       0.7
Construction .............................      3,117,081       1.4
Utilities ................................      7,524,426       3.5
Durables .................................      4,801,929       2.2
Transportation ...........................      4,986,481       2.3
--------------------------------------------------------------------------------
Total Common Stocks                           211,326,480      98.3
--------------------------------------------------------------------------------
Bonds ....................................         38,751       0.0
Money Market Instruments .................      3,659,723       1.7
--------------------------------------------------------------------------------
Total Investment Portfolio                   $215,024,954     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Kemper International Portfolio of Investments
--------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $182,543,164. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $32,481,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,196,546 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,714,756.



    The accompanying notes are an integral part of the financial statements.

                         170 | Kemper Variable Series --
                               Kemper International Portfolio

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $182,543,164) ......................   $ 215,024,954
Foreign currency, at value (cost $1,426,043) .................................       1,423,965
Receivable for investments sold ..............................................       2,687,001
Dividends receivable .........................................................         107,369
Interest receivable ..........................................................           1,777
Receivable for Portfolio shares sold .........................................       3,600,731
Foreign taxes recoverable ....................................................         361,168
Unrealized appreciation on forward currency exchange contracts ...............          18,305
Other assets .................................................................           1,000
                                                                              ----------------
Total assets .................................................................     223,226,270

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank ........................................................         103,324
Payable for Fund shares redeemed .............................................       4,052,647
Unrealized appreciation on forward currency exchange contracts ...............          17,805
Accrued management fee .......................................................         138,996
Other accrued expenses and payables ..........................................         259,555
                                                                              ----------------
Total liabilities ............................................................       4,572,327
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 218,653,943
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ..........................................   $   1,247,575
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................      32,481,790
   Foreign currency related transactions .....................................          (9,695)
Accumulated net realized gain (loss) .........................................      22,684,845
Paid-in capital ..............................................................     162,249,428
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 218,653,943
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Net Asset Value and redemption price per share ($218,653,943 / 130,688,627 outstanding shares of beneficial interest, $.01 par value, unlimited number  --------------
   of shares authorized) .....................................................   $       1.673
                                                                                --------------



    The accompanying notes are an integral part of the financial statements.

                         171 | Kemper Variable Series --
                               Kemper International Portfolio

-------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $82,280) ...........   $  1,991,210
Interest .......................................................         37,977
                                                               ----------------
Total Income ...................................................      2,029,187
                                                               ----------------
Expenses:
Management fee .................................................        842,574
Custodian fees .................................................        122,129
Auditing .......................................................         29,507
Legal ..........................................................          7,211
Trustees' fees and expenses ....................................          8,282
Reports to shareholders ........................................         28,153
Registration fees ..............................................          1,264
Interest expense ...............................................         14,543
                                                               ----------------
Total expenses, before expense reductions ......................      1,053,663
Expense reductions .............................................           (570)
                                                               ----------------
Total expenses, after expense reductions .......................      1,053,093
-------------------------------------------------------------------------------
Net investment income (loss)                                            976,094
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     24,007,805
Foreign currency related transactions ..........................          4,873
                                                               ----------------
                                                                     24,012,678
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (44,864,765)
Foreign currency related transactions ..........................            449
                                                               ----------------
                                                                    (44,864,316)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (20,851,638)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(19,875,544)
-------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                         172 | Kemper Variable Series --
                               Kemper International Portfolio

-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Six Months       Year Ended
                                                                                             Ended June 30,    December 31,
Increase (Decrease) in Net Assets                                                           2000 (Unaudited)       1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...........................................................   $     976,094    $     794,530
Net realized gain (loss) on investment transactions ....................................      24,012,678       32,048,866
Net unrealized appreciation (depreciation) on investment transactions during the period      (44,864,316)      48,070,654
                                                                                        ---------------- ----------------
Net increase (decrease) in net assets resulting from operations ........................     (19,875,544)      80,914,050
Distributions to shareholders from:
Net investment income ..................................................................              --       (2,324,133)
                                                                                        ---------------- ----------------
Net realized gains .....................................................................     (32,378,429)     (24,984,428)
                                                                                        ---------------- ----------------
Portfolio share transactions:
Proceeds from shares sold ..............................................................     131,498,267      161,883,485
Reinvestment of distributions ..........................................................      32,378,429       27,308,561
Cost of shares redeemed ................................................................    (144,599,896)    (204,365,528)
                                                                                        ---------------- ----------------
Net increase (decrease) in net assets from Portfolio share transactions ................      19,276,800      (15,173,482)
                                                                                        ---------------- ----------------
Increase (decrease) in net assets ......................................................     (32,977,173)      38,432,007
Net assets at beginning of period ......................................................     251,631,116      213,199,109
Net assets at end of period (including undistributed net investment income of           ---------------- ----------------
   $1,247,575 and $271,481, respectively) ..............................................   $ 218,653,943    $ 251,631,116
                                                                                        ---------------- ----------------

Other Information
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..............................................     117,313,812      125,410,668
                                                                                        ---------------- ----------------
Shares sold ............................................................................      69,235,261       99,135,352
Shares issued to shareholders in reinvestment of distributions .........................      17,687,525       17,966,513
Shares redeemed ........................................................................     (73,547,971)    (125,198,721)
                                                                                        ---------------- ----------------
Net increase (decrease) in Portfolio shares ............................................      13,374,815       (8,096,856)
                                                                                        ---------------- ----------------
Shares outstanding at end of period ....................................................     130,688,627      117,313,812
                                                                                        ---------------- ----------------


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                 2000(a)   1999     1998    1997     1996     1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $2.145     1.700    1.615   1.564    1.371    1.244
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             .008(b)   .007(b)  .017    .011     .011     .018
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment transactions      (.190)     .673     .148    .130     .212     .139
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        (.182)     .680     .165    .141     .223     .157
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      --     (.020)   (.020)  (.020)   (.020)   (.010)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                           (.290)    (.215)   (.060)  (.070)   (.010)   (.020)
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.290)    (.235)   (.080)  (.090)   (.030)   (.030)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $1.673     2.145    1.700   1.615    1.564    1.371
                                                                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                        (9.65)**  45.71    10.02    9.46    16.49    12.83
-----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                               218,654   251,631  213,199 200,046  163,475  134,481
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .93*      .94      .93     .91      .96      .92
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .93*      .94      .93     .91      .96      .92
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .86*      .40      .96     .71      .89     1.39
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               115*      136       90      79       87      126
-----------------------------------------------------------------------------------------------------------------------------


(a)      For the six months ended June 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized



    The accompanying notes are an integral part of the financial statements.

                         173 | Kemper Variable Series --
                               Kemper International Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                       June 30, 2000 (Unaudited)

A. Significant Accounting Policies

Kemper Variable Series (the "Trust") (formerly known as Investors Fund Series) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty six portfolios (the "portfolio(s)").

The Trust's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. During the period, the Kemper Government Securities Portfolio purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Kemper Government Securities Portfolio wrote put options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available.

Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Kemper Government Securities Portfolio purchased interest rate futures to manage the duration of the portfolio. Also during the period, the KVS Dreman High Return Equity Portfolio and the KVS Index 500 Portfolio purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Kemper Government Securities Portfolio and the Kemper High Yield Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Kemper Growth and Income Portfolio, Kemper Strategic Income Portfolio, Kemper Global Blue Chip Portfolio, Kemper New Europe Portfolio and Kemper International Portfolio utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 1999, the following portfolios had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates:

                                                               Capital Loss       Expiration
     Portfolio                                               Carryforward ($)        Date
     -----------------------------------------------------------------------------------------
     Kemper Money Market Portfolio ...........................        2,000       12/31/2007
     Kemper Government Securities Portfolio ..................    2,526,000       12/31/2002
                                                                    524,000       12/31/2004
                                                                    116,000       12/31/2006
                                                                  1,797,000       12/31/2007
     Kemper Investment Grade Bond Portfolio ..................      946,000       12/31/2007
     Kemper High Yield Portfolio .............................    6,697,000       12/31/2000
                                                                  6,999,000       12/31/2002
                                                                  2,026,000       12/31/2003
                                                                 10,328,000       12/31/2007
     Kemper Blue Chip Portfolio ..............................    2,008,000       12/31/2006
     Kemper Small Cap Value Portfolio ........................    1,882,000       12/31/2006
                                                                  6,067,000       12/31/2007
     Kemper Strategic Income Portfolio .......................      178,000       12/31/2007

In addition, from November 1, 1999 through December 31, 1999, the following portfolios incurred net realized capital losses as follows:

                                                            Net Realized
     Portfolio                                            Capital Loss ($)
     ----------------------------------------------------------------------
     Kemper Money Market Portfolio ........................          800
     Kemper Government Securities Portfolio ...............       33,000
     Kemper Investment Grade Bond Portfolio ...............      582,000
     Kemper High Yield Portfolio ..........................    2,593,000
     Kemper Growth Portfolio ..............................      300,000
     Kemper Small Cap Value Portfolio .....................    1,996,000
     Kemper Strategic Income Portfolio ....................       12,000
     Kemper New Europe Portfolio ..........................       15,000


As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Kemper Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

All the net investment income of the Kemper Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. Net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses are allocated between the portfolios in proportion to their relative net assets.

B. Investment Transactions

For the six months ended June 30, 2000, investment transactions (excluding short-term instruments) are as follows:

                                                                    Proceeds
Portfolio                                          Purchases ($)  from sales ($)
--------------------------------------------------------------------------------
Kemper Government Securities Portfolio ...........   101,881,813   110,738,587
Kemper Investment Grade Bond Portfolio ...........   106,672,740   108,433,778
Kemper High Yield Portfolio ......................    76,061,241   109,447,843
Kemper Total Return Portfolio ....................   416,029,409   431,350,557
Kemper Blue Chip Portfolio .......................   106,901,716    74,151,240
Kemper Growth Portfolio ..........................   210,558,183   214,214,183
Kemper Aggressive Growth Portfolio ...............    42,044,839    17,657,337
Kemper Horizon 20+ Portfolio .....................    16,508,869    20,332,916
Kemper Horizon 10+ Portfolio .....................    24,348,624    30,550,795
Kemper Horizon 5 Portfolio .......................    14,323,447    16,974,915
Kemper Small Cap Growth Portfolio ................   257,772,231   198,612,593
Kemper Technology Growth Portfolio ...............   191,144,925    65,760,215
Kemper Value+Growth Portfolio ....................    37,790,903    52,364,948
Kemper Contrarian Value Portfolio ................    46,254,358    84,342,660
KVS Dreman High Return Equity Portfolio ..........     7,605,402    11,868,873
KVS Focused Large Cap Growth Portfolio ...........    23,841,252    14,214,515
KVS Growth and Income Portfolio ..................    42,111,989     5,203,837
KVS Growth Opportunities Portfolio ...............    68,353,678     1,088,316
KVS Index 500 Portfolio ..........................    54,849,774    12,622,236
Kemper Small Cap Value Portfolio .................    14,985,309    21,581,555
KVS Dreman Financial Services Portfolio ..........     6,262,942     4,424,112
Kemper Strategic Income Portfolio ................     3,852,980     3,193,169
Kemper Global Blue Chip Portfolio ................    14,497,368     6,101,729
Kemper New Europe Portfolio ......................     9,493,358     5,965,826
Kemper International Portfolio ...................   127,182,313   129,049,378


For the six months ended June 30, 2000, transactions for written options were as follows for the Kemper Government Securities Portfolio:

                                    Contracts   Premium ($)
     -------------------------------------------------------------
Beginning of period ..............      9          930
Written ..........................     26       17,069
Closed ...........................     35       17,999
                                   --------     --------
End of period ....................     --           --
                                   --------     --------

C. Transactions with Affiliates

Management agreement. Under the Trust's management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) the portfolios pay a monthly investment management fee, based on the average daily net assets of each portfolio, payable monthly, at the annual rates shown below:

                                              Annual Management
Portfolio                                         Fee Rate
-----------------------------------------------------------------
Kemper Money Market Portfolio ................      0.50%
Kemper Government Securities Portfolio .......      0.55%
Kemper Investment Grade Bond Portfolio .......      0.60%
Kemper High Yield Portfolio ..................      0.60%
Kemper Total Return Portfolio ................      0.55%
Kemper Blue Chip Portfolio ...................      0.65%
Kemper Growth Portfolio ......................      0.60%
Kemper Horizon 20+ Portfolio .................      0.60%
Kemper Horizon 10+ Portfolio .................      0.60%
Kemper Horizon 5 Portfolio ...................      0.60%
Kemper Small Cap Growth Portfolio ............      0.65%
Kemper Value+Growth Portfolio ................      0.75%
Kemper Contrarian Value Portfolio ............      0.75%
Kemper Small Cap Value Portfolio .............      0.75%
Kemper Strategic Income Portfolio ............      0.75%
Kemper International Portfolio ...............      0.75%

The Kemper Aggressive Growth Portfolio, Kemper Technology Growth Portfolio, KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio each pays Scudder Kemper a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                   Annual Management
Average Daily Net Assets of the Portfolio              Fee Rate
----------------------------------------------------------------------
$0-$250 million ...................................      0.75%
$250 million-$1 billion ...........................      0.72%
$1 billion-$2.5 billion ...........................      0.70%
$2.5 billion-$5 billion ...........................      0.68%
$5 billion-$7.5 billion ...........................      0.65%
$7.5 billion-$10 billion ..........................      0.64%
$10 billion-$12.5 billion .........................      0.63%
Over $12.5 billion ................................      0.62%

For the six months ended June 30, 2000, the portfolios incurred the following management fees:

                                                        Management     Fees Waived
                                                           Fee         by Scudder    Effective
Portfolio                                              Imposed ($)     Kemper ($)    Rate (%)
----------------------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio ..................    79,848         22,984         .58
Kemper Technology Growth Portfolio ..................   624,353             --         .75
KVS Dreman High Return Equity Portfolio .............   390,450             --         .75
KVS Dreman Financial Services Portfolio .............   103,573             --         .75

KVS Focused Large Cap Growth Portfolio, KVS Growth and Income Portfolio and KVS Growth Opportunities Portfolio each pay Scudder Kemper a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                   Annual Management
Average Daily Net Assets of the Portfolio              Fee Rate
----------------------------------------------------------------------
$0-$250 million ..................................       0.950%
$250 million-$500 million ........................       0.925%
$500 million-$1 billion ..........................       0.900%
$1 billion-$2.5 billion ..........................       0.875%
Over $2.5 billion ................................       0.850%

For the six months ended June 30, 2000, the portfolios incurred the following management fees:

                                         Management     Fees Waived
                                            Fee         by Scudder    Effective
Portfolio                               Imposed ($)     Kemper ($)    Rate (%)
-------------------------------------------------------------------------------
KVS Focused Large Cap Portfolio .......   21,475         15,768          0.55
KVS Growth and Income Portfolio .......   175,598        23,468          0.83
KVS Growth Opportunities Portfolio ....   214,105        16,473          0.86

Kemper Index 500 Portfolio pays Scudder Kemper a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                   Annual Management
Average Daily Net Assets of the Portfolio              Fee Rate
----------------------------------------------------------------------
$0-$200 million ...................................      0.45%
$200 million-$750 million .........................      0.42%
$750 million-$2 billion ...........................      0.40%
$2 billion-$5 billion .............................      0.38%
Over $5 billion ...................................      0.35%


For the six months ended June 30, 2000, Scudder Kemper did not impose any of its management fee amounting to $121,312.

From December 31, 1999 to May 31, 2000, the Kemper Global Blue Chip Portfolio paid Scudder Kemper a graduated investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                  Annual Management
Average Daily Net Assets of the Portfolio             Fee Rate
---------------------------------------------------------------------
$0-$250 million .................................       1.00%
$250 million-$1 billion .........................       0.95%
Over $1 billion .................................       0.90%

Effective June 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                   Annual Management
Average Daily Net Assets of the Portfolio              Fee Rate
----------------------------------------------------------------------
$0-$250 million ...................................      1.00%
$250 million-$750 million .........................      0.95%
$750 million-$1.5 billion .........................      0.90%
$1.5-$3 billion ...................................      0.85%
Over $3 billion ...................................      0.80%

For the six months ended June 30, 2000, Kemper Global Blue Chip Portfolio paid Scudder Kemper its management fee amounting to $39,348, after an expense reduction of $51,348, which was equivalent to an annual effective rate of 0.37%.

From December 31, 1999 to May 31, 2000, the Kemper New Europe Portfolio paid the investment manager an investment management fee, payable monthly, based on an annual rate of 1% of the average daily net assets of the portfolio.

Effective June 1, 2000, the portfolio's Board of Trustees approved a new investment management fee, based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

                                                    Annual Management
Average Daily Net Assets of the Portfolio               Fee Rate
-----------------------------------------------------------------------
$0-$250 million ....................................      1.00%
$250 million-$750 million ..........................      0.95%
$750 million-$1.5 billion ..........................      0.90%
$1.5-$3 billion ....................................      0.85%
Over $3 billion ....................................      0.80%


For the six months ended June 30, 2000, Scudder Kemper did not impose any of its management fee amounting to $40,544.

Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the KVS Dreman High Return Equity and KVS Dreman Financial Services Portfolios, and is paid by Scudder Kemper for its services.

Eagle Asset Management, Inc. serves as sub-adviser with respect to the investment and reinvestment of assets in the KVS Focused Large Cap Growth Portfolio, and is paid by Scudder Kemper for its services.

Janus Capital Corporation serves as sub-adviser with respect to investment and reinvestment of assets in the KVS Growth and Income and KVS Growth Opportunities Portfolios, and is paid by Scudder Kemper for its services.

Bankers Trust Company serves as sub-adviser with respect to investment and reinvestment of assets in the KVS Index 500 Portfolio, and is paid by Scudder Kemper for its services.

Scudder Investments Ltd. (U.K.), serves as sub-adviser with respect to foreign securities investments in the Kemper International and Kemper Strategic Income Portfolios, and is paid by Scudder Kemper for its services.

Fund Accounting Agent. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the general accounting records of each portfolio. For the six months ended June 30, 2000, SFAC received the following fee for its services for the following portfolios:

                                                             Fees Waived
                                                 Fee         by Scudder   Unpaid at June
Portfolio                                    Imposed ($)     Kemper ($)      30,  2000
------------------------------------------------------------------------------------------
Kemper Aggressive Growth Portfolio ..........   31,120             --          1,256
Kemper Technology Growth Portfolio ..........   13,150             --          5,726
KVS Dreman High Return Equity Portfolio .....   18,065             --          4,557
KVS Focused Large Cap Growth Portfolio ......   12,112             --         18,969
KVS Growth and Income Portfolio .............   18,540             --         24,823
KVS Growth Opportunities Portfolio ..........   18,540             --         24,823
Kemper Index 500 Portfolio ..................   64,023         56,020             --
KVS Dreman Financial Services Portfolio .....   18,162             --          3,125
Kemper Global Blue Chip Portfolio ...........   26,041             --             --
Kemper New Europe Portfolio .................   25,000             --             --


Officers and Trustees. Certain officers or trustees of the Trust are also officers or directors of Scudder Kemper. For the six months ended June 30, 2000, the Trust made no direct payments to its officers and incurred trustees' fees of $245,590 to independent trustees.

D. Expense Off-Set Arrangements

The portfolios have entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the period, the portfolios' custodian fees were reduced as follows under these arrangements:


Portfolio                                             Amount ($)
-----------------------------------------------------------------
Kemper Money Market Portfolio ......................     381
Kemper Government Securities Portfolio..............     278
Kemper Investment Grade Bond Portfolio..............      99
Kemper High Yield Portfolio ........................   1,761
Kemper Total Return Portfolio ......................   1,007
Kemper Blue Chip Portfolio .........................     116
Kemper Growth Portfolio ............................   1,145
Kemper Aggressive Growth Portfolio .................     121
Kemper Horizon 20+ Portfolio .......................     156
Kemper Horizon 10+ Portfolio .......................     138
Kemper Horizon 5 Portfolio .........................     100
Kemper Small Cap Growth Portfolio ..................   2,797
Kemper Technology Growth ...........................   3,475
Kemper Value+Growth Portfolio ......................     234
Kemper Contrarian Value Portfolio ..................      56
KVS Dreman High Return Equity Portfolio.............     639
KVS Focused Large Cap Growth Portfolio .............   3,796
KVS Growth and Income Portfolio ....................   6,056
KVS Growth Opportunities Portfolio .................   3,609
KVS Index 500 Portfolio ............................     180
Kemper Small Cap Value Portfolio ...................     220
KVS Dreman Financial Services Portfolio.............   1,153
Kemper Strategic Income Portfolio ..................     405
Kemper Global Blue Chip Portfolio ..................     371
Kemper New Europe Portfolio ........................     371
Kemper International Portfolio .....................     570


E. Commitments

As of June 30, 2000, the portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

     KVS Growth and Income Portfolio:

                                                                           Net Unrealized
                                                                            Appreciation
                                                            Settlement     (Depreciation)
       Contracts to Deliver          In Exchange For           Date           (U.S.$)
     -------------------------------------------------------------------------------------
     USD           408,894       GBP           269,333       7/6/2000               (227)
                                                                           ---------------

     Kemper Strategic Income Portfolio:
                                                                           Net Unrealized
                                                                            Appreciation
                                                            Settlement     (Depreciation)
       Contracts to Deliver          In Exchange For           Date           (U.S.$)
     -------------------------------------------------------------------------------------
     NOK         1,118,716       USD           123,752      8/15/2000             (6,438)
     GBP            35,419       USD            53,630      8/15/2000               (154)
     JPY        64,617,812       USD           610,175      7/17/2000             (1,542)
     EUR            27,758       USD            26,303      8/22/2000               (242)
                                                                           ---------------
                                                                                  (8,376)
                                                                           ---------------


                                      181

     Kemper Global Blue Chip Portfolio:
                                                                           Net Unrealized
                                                                            Appreciation
                                                            Settlement     (Depreciation)
       Contracts to Deliver          In Exchange For           Date            (U.S.$)
     -------------------------------------------------------------------------------------
     USD            63,336       CAD            93,655       7/4/2000                (85)
     USD             1,910       EUR             2,006       7/6/2000                  2
     USD            43,164       EUR            45,239      7/31/2000                 41
     CAD            25,830       USD            17,421       7/5/2000                (23)
     USD            22,558       EUR            23,603       7/7/2000                (53)
     USD            85,371       GBP            56,184       7/6/2000               (122)
     USD            83,189       GBP            54,748       7/6/2000               (119)
     CAD            48,223       USD            32,585       7/5/2000                 17
                                                                           ---------------
                                                                                    (342)
                                                                           ---------------


     Kemper New Europe Portfolio:
                                                                           Net Unrealized
                                                                            Appreciation
                                                            Settlement     (Depreciation)
       Contracts to Deliver          In Exchange For           Date           (U.S.$)
     -------------------------------------------------------------------------------------
     USD             4,660       GBP             3,108       7/3/2000                 55
     EUR            47,049       USD            50,277      7/31/2000               (967)
     EUR             3,429       USD             3,646      7/31/2000                (53)
     GBP            13,053       USD             8,720       7/3/2000               (177)
     EUR               356       USD               376      7/31/2000                 (2)
     GBP            55,062       USD            36,581       7/5/2000               (442)
     GBP             4,662       USD             3,073       7/6/2000                 (1)
     EUR            15,748       USD            16,515      7/31/2000                (24)
     EUR             9,734       USD            10,185       7/7/2000                 23
                                                                           ---------------
                                                                                  (1,588)
                                                                           ---------------


     Kemper International Portfolio:
                                                                           Net Unrealized
                                                                            Appreciation
                                                            Settlement     (Depreciation)
       Contracts to Deliver          In Exchange For           Date           (U.S.$)
     -------------------------------------------------------------------------------------
     EUR            14,963       USD            14,096       7/3/2000               (168)
     GBP           189,256       USD           283,306       7/3/2000             (3,853)
     USD           238,075       EUR           252,479       7/3/2000              2,626
     USD         1,431,759       EUR         1,516,613       7/5/2000             14,104
     GBP           224,728       USD           338,266       7/5/2000             (2,715)
     GBP            18,889       USD            28,656       7/6/2000                 (4)
     USD           127,937       EUR           134,933      7/31/2000                928
     USD           257,887       EUR           270,285      7/31/2000                244
     USD           218,499       EUR           228,269      7/31/2000               (495)
     EUR           124,959       USD           117,536      7/31/2000             (1,803)
     EUR           349,755       USD           328,852      7/31/2000             (5,175)
     EUR           134,718       USD           127,262      7/31/2000             (1,399)
     EUR           198,158       USD           187,388      7/31/2000             (1,859)
     EUR           233,100       USD           222,284      7/31/2000               (334)
     EUR            96,765       USD            92,817      7/31/2000                403
                                                                           ---------------
                                                                                     500
                                                                           ---------------

     Abbreviations
     -----------------------------
     USD    United States Dollar
     CAD    Canadian Dollar
     GBP    Great British Pound
     EUR    Euro
     JPY    Japanese Yen
     NOK    Norwegian Kroner

F. Borrowings

At June 30, 2000, the weighted average outstanding daily balance of all loans for the Kemper International Portfolio (based on the number of days the loans were outstanding) was approximately $3,199,600, with an average interest rate of 6.39%. Interest expense for the six months ended June 30, 2000 is $14,543. The maximum borrowings outstanding during the six months ended June 30, 2000 is $9,900,000.

This report must be preceded or accompanied by the current prospectus.



These portfolios are only available as variable subaccount options in a variety of variable annuities and life products and are not available for direct investment. Variable annuities and variable universal life are long-term, tax-deferred vehicles that have insurance features, such as annuitization options and death benefits.



Investment Manager:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL 60606
(Tel) 800-778-1482


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